                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION


                          PROXY STATEMENT PURSUANT TO
              SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                    [ ]  Confidential, for Use of the Commission Only
[X]  Definitive Proxy Statement                     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                               NEOFORMA.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    (5) Total fee paid:

       -------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

        ------------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3)  Filing Party:

        ------------------------------------------------------------------------
    (4)  Date Filed:

        ------------------------------------------------------------------------

                              [NEOFORMA.com LOGO]
                               NEOFORMA.COM, INC.
                                3061 ZANKER ROAD
                           SAN JOSE, CALIFORNIA 95134

                                 JUNE 26, 2000

To Our Stockholders:

     You are cordially invited to attend the annual meeting of stockholders of Neoforma.com, Inc. to be held at our headquarters located at 3061 Zanker Road, San Jose, California 95134, on July 26, 2000 at 8:30 a.m., Pacific Time.

     The matters expected to be acted upon at the meeting include the following proposals, which are described in detail in the following Notice of the 2000 Annual Meeting of Stockholders and the accompanying proxy statement:

     1. The election of Messrs. David L. Douglass, Wayne D. McVicker and Madhavan Rangaswami as the three Class I directors, each to serve a three-year term or until his successor has been elected and qualified or until his earlier resignation or removal. If our stockholders approve the proposed issuance of our common stock and warrants to purchase our common stock to VHA Inc., or VHA, and University HealthSystem Consortium, or UHC, it is expected that Messrs. McVicker and Rangaswami will then resign from our board, and the remaining members of our board would be expected to appoint the two candidates designated by VHA, Mr. Curt Nonomaque, the Executive Vice President and Chief Financial Officer of VHA, and Mr. Mark McKenna, the President of Novation, LLC, or Novation, as Class I directors.

     2. The approval of the issuance of shares of our common stock and warrants to purchase our common stock to VHA and UHC, the owners of Novation, in connection with an amended and restated outsourcing and operating agreement with Novation and its owners. If our stockholders approve the proposed issuance of our stock and warrants to purchase our common stock to VHA and UHC, immediately after such issuance, VHA will own approximately 37% of our common stock, UHC will own approximately 9% of our common stock and all other stockholders will own, in the aggregate, approximately 55% of our common stock. Assuming that (1) all options and warrants outstanding on June 23, 2000, including the warrants to be issued to VHA and UHC, are fully exercised, (2) none of the shares of our common stock issued to VHA and UHC are forfeited, (3) VHA and UHC achieve all performance-based milestones in their respective warrants and (4) VHA and UHC do not distribute their shares to any of their members or patrons or otherwise, then VHA would own approximately 44% of our common stock, UHC would own approximately 11% of our common stock and all other stockholders would own, in the aggregate, approximately 45% of our common stock.

     3. The approval of an amendment to our certificate of incorporation to increase the authorized number of shares of common stock to 300,000,000.

     4. The ratification of the selection of Arthur Andersen LLP as our independent auditors for the year ending December 31, 2000.

     5. The transaction of any other business that may properly come before our annual meeting of stockholders or any adjournment or postponement of the meeting.

     After careful consideration, our board of directors has unanimously approved the amended and restated outsourcing and operating agreement with Novation and its owners, the common stock and warrant agreements with the owners of Novation and has determined that the issuance of shares of common stock and warrants in connection with the strategic relationship with Novation and its owners is fair to and in the best interests of us and our stockholders. Our board of directors unanimously recommends that you approve this item, as well as the other matters to be voted upon at the stockholders meeting.

     It is important that you use this opportunity to take part in our affairs by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR VOTE IS VERY IMPORTANT. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

                                      Sincerely,

                                      /s/ Robert J. Zollars

                                      Robert J. Zollars
                                      Chairman of the Board,
                                      President and Chief Executive Officer

                              [NEOFORMA.com LOGO]

                            ------------------------

               NOTICE OF THE 2000 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

     The annual meeting of stockholders of Neoforma.com, Inc., a Delaware corporation, will be held at our headquarters located at 3061 Zanker Road, San Jose, California 95134, on July 26, 2000 at 8:30 a.m., Pacific Time, for the following purposes:

     1. To elect Messrs. David L. Douglass, Wayne D. McVicker and Madhavan Rangaswami as the three Class I directors, each to serve a three-year term or until his successor has been elected and qualified or until his earlier resignation or removal. If our stockholders approve the proposed issuance of our common stock and warrants to purchase our common stock to VHA Inc., or VHA, and University HealthSystem Consortium, or UHC, it is expected that Messrs. McVicker and Rangaswami will then resign from our board, and the remaining members of our board would be expected to appoint the two candidates designated by VHA, Mr. Curt Nonomaque, the Executive Vice President and Chief Financial Officer of VHA, and Mr. Mark McKenna, the President of Novation, LLC, or Novation, as Class I directors.

     2. To approve the issuance of shares of our common stock and warrants to purchase our common stock to VHA and UHC, the owners of Novation, in connection with the amended and restated outsourcing and operating agreement with Novation and its owners. If our stockholders approve the proposed issuance of our stock and warrants to purchase our common stock to VHA and UHC, immediately after such issuance, VHA will own approximately 37% of our common stock, UHC will own approximately 9% of our common stock and all other stockholders will own, in the aggregate, approximately 55% of our common stock. Assuming that (1) all options and warrants outstanding on June 23, 2000, including the warrants to be issued to VHA and UHC, are fully exercised, (2) none of the shares of our common stock issued to VHA and UHC are forfeited, (3) VHA and UHC achieve all performance-based milestones in their respective warrants and (4) VHA and UHC do not distribute their shares to any of their members or patrons or otherwise, then VHA would own approximately 44% of our common stock, UHC would own approximately 11% of our common stock and all other stockholders would own, in the aggregate, approximately 45% of our common stock.

     3. To approve an amendment to our certificate of incorporation to increase the authorized number of shares of common stock to 300,000,000.

     4. To ratify the selection of Arthur Andersen LLP as our independent auditors for the year ending December 31, 2000.

     5. To transact any other business that may properly come before our annual meeting of stockholders or any adjournment or postponement of the meeting.

     These items of business are more fully described in the proxy statement accompanying this notice. You should read this document carefully.

     Only stockholders of record at the close of business on June 23, 2000, the record date, are entitled to notice of and to vote at the meeting or any adjournment of the meeting.

                                      By Order of the Board of Directors,

                                      /s/ Frederick J. Ruegsegger

                                      Frederick J. Ruegsegger
                                      Chief Financial Officer and Secretary

San Jose, California
June 26, 2000

 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND
                              PROMPTLY RETURN THE
  ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES
                       MAY BE REPRESENTED AT THE MEETING.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Proxy Statement for the 2000 Annual Meeting of Stockholders:
  Proposal No. 1 -- Election of Directors...................     4
  Proposal No. 2 -- Approval of Issuance of Shares of Our
     Common Stock and Warrants to Purchase Our Common Stock
     to the Owners of Novation..............................     8
  Proposal No. 3 -- Approval of Amendment to Certificate of
     Incorporation..........................................    24
  Proposal No. 4 -- Ratification of Selection of Independent
     Auditors...............................................    25
  Current Executive Officers of Neoforma....................    26
  Security Ownership of Certain Beneficial Owners and
     Management.............................................    27
  Executive Compensation....................................    29
     Summary Compensation Table.............................    29
     Option Grants in Fiscal 1999...........................    29
     Aggregate Option Exercises in Fiscal 1999 and Fiscal
      Year-End Option Values................................    30
  Compensation Arrangements with Executive Officers.........    31
  Report of the Compensation Committee......................    34
  Stock Price Performance Graph.............................    35
  Certain Relationships and Related Transactions............    36
  Stockholder Proposals for the 2001 Annual Meeting of
     Stockholders...........................................    39
  Section 16(a) Beneficial Ownership Reporting Compliance...    39
  Information Incorporated by Reference.....................    39
  Other Business............................................    40
     Annex A -- Opinion of Merrill Lynch & Co. .............   A-1
     Annex B -- Amended and Restated Common Stock and
      Warrant Agreement between Neoforma and VHA............   B-1
     Annex C -- Amended and Restated Common Stock and
      Warrant Agreement between Neoforma and UHC............   C-1
     Annex D -- Form of Third Amended and Restated
      Certificate of Incorporation of Neoforma..............   D-1

                               NEOFORMA.COM, INC.
                                3061 ZANKER ROAD
                           SAN JOSE, CALIFORNIA 95134
                            ------------------------

                                PROXY STATEMENT
                  FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

DATE, TIME AND PLACE


     The accompanying proxy is solicited on behalf of our board of directors for use at our annual meeting of stockholders to be held at 3061 Zanker Road, San Jose, California 95134, on Wednesday, July 26, 2000, at 8:30 a.m. Pacific Time. This proxy statement and the accompanying form of proxy were first mailed to our stockholders on or about July 5, 2000. A copy of our amended annual report on Form 10-K/A for the year ended December 31, 1999 is enclosed with this proxy statement.


PURPOSE

     At the annual meeting, stockholders at the close of business on June 23, 2000 will be asked:

     1. To elect Messrs. David L. Douglass, Wayne D. McVicker and Madhavan Rangaswami as the three Class I directors, each to serve a three-year term or until his successor has been elected and qualified or until his earlier resignation or removal. If our stockholders approve the proposed issuance of our common stock and warrants to purchase our common stock to VHA Inc., or VHA, and University HealthSystem Consortium, or UHC, it is expected that Messrs. McVicker and Rangaswami will then resign from our board, and the remaining members of our board would be expected to appoint the two candidates designated by VHA, Mr. Curt Nonomaque, the Executive Vice President and Chief Financial Officer of VHA, and Mr. Mark McKenna, the President of Novation, LLC, or Novation, as Class I directors.

     2. To approve the issuance of shares of our common stock and warrants to purchase our common stock to VHA and UHC, the owners of Novation, in connection with the amended and restated outsourcing and operating agreement with Novation and its owners. If our stockholders approve the proposed issuance of our stock and warrants to purchase our common stock to VHA and UHC, immediately after such issuance, VHA will own approximately 37% of our common stock, UHC will own approximately 9% of our common stock and all other stockholders will own, in the aggregate, approximately 55% of our common stock. Assuming that (1) all options and warrants outstanding on June 23, 2000, including the warrants to be issued to VHA and UHC, are fully exercised, (2) none of the shares of our common stock issued to VHA and UHC are forfeited, (3) VHA and UHC achieve all performance-based milestones in their respective warrants and (4) VHA and UHC do not distribute their shares to any of their members or patrons or otherwise, then VHA would own approximately 44% of our common stock, UHC would own approximately 11% of our common stock and all other stockholders would own, in the aggregate, approximately 45% of our common stock.

     3. To approve an amendment to our certificate of incorporation to increase the authorized number of shares of common stock to 300,000,000.

     4. To ratify the selection of Arthur Andersen LLP as our independent auditors for the year ending December 31, 2000.

     5. To transact any other business that may properly come before our annual meeting of stockholders or any adjournment or postponement of the meeting.

RECORD DATE, OUTSTANDING SHARES AND VOTING RIGHTS

     Only holders of record of shares of our common stock at the close of business on June 23, 2000, the record date fixed by our board of directors, are entitled to notice of and to vote at our annual stockholders meeting. As of the record date, there were approximately 69,017,590 outstanding shares of our common stock, held by approximately 350 holders of record, although the total number of beneficial holders is greater than that represented by these record holders, and this is the only class of stock outstanding and entitled to vote. Each share of our common stock is entitled to one vote on each matter submitted for a vote at our annual stockholders meeting.


QUORUM REQUIREMENTS AND VOTE REQUIRED

     The representation, in person or by properly executed proxy, of the holders of a majority of all of the shares of stock entitled to vote at our annual meeting of stockholders is necessary to constitute a quorum at the meeting or any adjournment of the meeting.

     The approval and adoption of each of the proposals described above will require the affirmative vote of our stockholders as follows:

                  PROPOSAL                                 AFFIRMATIVE VOTE REQUIRED
                  --------                                 -------------------------

- Election of Class I directors                 - Each Class I director will be elected by the
                                                  votes of a plurality of the shares of our
                                                  common stock present in person or represented
                                                  by proxy at the meeting and entitled to vote
                                                  at the meeting

- The issuance of shares of our common stock    - Majority of the shares of our common stock
  and warrants to purchase our common stock       present in person or represented by proxy at
  to the owners of Novation in connection         the meeting and entitled to vote at the
  with the amended and restated outsourcing       meeting
  and operating agreement

- Amendment of our certificate of               - Majority of the outstanding shares of our
  incorporation to increase the authorized        common stock entitled to vote at the meeting
  number of shares of common stock to
  300,000,000

- Ratification of Arthur Andersen LLP as our    - Majority of the shares of our common stock
  independent auditors                            present in person or represented by proxy at
                                                  the meeting and entitled to vote at the
                                                  meeting

     Shares of our common stock, represented in person or by proxy, will be counted for the purpose of determining whether a quorum is present at our annual meeting of stockholders. Shares that abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at our annual meeting of stockholders for purposes of determining whether a quorum exists. Abstentions will have the same effect as votes against the indicated proposals. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, which we call a broker non-vote, those shares will be treated as present and entitled to vote at our annual meeting of stockholders for purposes of determining whether a quorum exists. With respect to Proposal No. 3 relating to the amendment of our certificate of incorporation, broker non-votes will have the same effect as a vote against this proposal. For each of the other proposals, broker non-votes will have no effect.

     Several of our stockholders, including each of our directors or entities affiliated with them, have entered into voting agreements with VHA and UHC under which they have agreed to vote a portion of the shares owned by them, constituting, in the aggregate, approximately 25% of our outstanding common stock, in favor of the issuance of our common stock and warrants to VHA and UHC.

SOLICITATION OF PROXIES

     This document is being furnished to our stockholders in connection with the solicitation of proxies by and on behalf of our board for use at our annual meeting of stockholders, and is accompanied by a form of proxy.

     All expenses of our solicitation of proxies, including the cost of preparing and mailing this document to our stockholders, will be borne by us. In addition to solicitation by use of the mails, proxies may be solicited from our stockholders by our directors, officers and employees in person or by telephone, facsimile or other means of communication. Our directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

     Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and we will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with the forwarding of proxy solicitation materials.

REVOCABILITY AND VOTING OF PROXIES

     A stockholder giving a proxy may revoke it at any time before it is voted. Proxies may be revoked by:

     - filing with our secretary, at or before the taking of the vote at our annual meeting of stockholders, a written notice of revocation bearing a later date than the proxy;

     - duly executing a later-dated proxy relating to the same shares and delivering it to our secretary before the taking of the vote at our annual meeting of stockholders; or

     - attending our annual meeting of stockholders and voting in person, although attendance at our annual meeting of stockholders will not in and of itself constitute a revocation of a proxy.

     Any written notice of revocation or subsequent proxy should be sent to Neoforma.com, Inc., 3061 Zanker Road, San Jose, California 95134, Attention:
Secretary, or hand delivered to our secretary at or before the taking of the vote at our annual meeting of stockholders.

     All shares of our common stock that are entitled to vote and are represented at our annual meeting of stockholders by properly executed proxies received prior to or at such meeting, and not revoked, will be voted at such meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, other than in the case of broker non-votes, the proxies will be voted FOR approval of each of the proposals.

     If any other matters are properly presented at our annual meeting of stockholders for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time and/or place, including, without limitation, for the purpose of soliciting additional proxies, the persons named in the enclosed forms of proxy and acting thereunder will have discretion to vote on these matters in accordance with their best judgment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     OUR MANAGEMENT AND BOARD OF DIRECTORS HAVE DETERMINED THAT APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK AND WARRANTS TO PURCHASE SHARES OF OUR COMMON STOCK TO THE OWNERS OF NOVATION AND EACH OF THE OTHER PROPOSALS IN THIS PROXY STATEMENT ARE IN THE BEST INTERESTS OF US AND OUR STOCKHOLDERS AND UNANIMOUSLY RECOMMEND A VOTE FOR EACH OF THESE PROPOSALS. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     Our bylaws currently provide for a board of directors consisting of seven members. Our certificate of incorporation and bylaws provide that the board of directors are divided into three classes, each serving staggered three-year terms: Class I, Class II and Class III. One class of directors is elected by our stockholders at each annual meeting, with each director to serve a three-year term or until that director's successor is duly elected and qualified.

     The Class I directors are currently Messrs. David L. Douglass, Wayne D. McVicker and Madhavan Rangaswami. These directors are standing for re-election at this meeting. Under the amended and restated common stock and warrant agreement with VHA, which is described under Proposal No. 2, if the issuance of shares of our common stock and warrants to purchase our common stock to the owners of Novation is approved, VHA will have the right to designate two Class I directors following this annual meeting. If the issuance of shares of our common stock and warrants to purchase our common stock to the owners of Novation is approved, it is expected that Messrs. McVicker and Rangaswami will resign from our board subsequent to their re-election as Class I directors. The remaining members of our board would then be expected to appoint the two candidates designated by VHA, Mr. Curt Nonomaque, the Executive Vice President and Chief Financial Officer of VHA, and Mr. Mark McKenna, President of Novation, as Class I directors. Further, under the amended and restated common stock and warrant agreement with VHA, for so long as VHA holds 10% or more of our common stock, including the shares issuable upon exercise of its warrant, VHA will have the right to designate one member of our board of directors. Additionally, under this agreement, for so long as VHA holds 20% or more of our common stock, including the shares issuable upon exercise of its warrant, VHA will have the right to designate two members of our board of directors.

     If any nominee for any reason is unable to serve, or for good cause will not serve, as a director, the proxies may be voted for a substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to serve, or for good cause will not serve, as a director.

DIRECTORS/NOMINEES

     The names of the nominees for election as Class I directors at our annual meeting and of the incumbent Class II and Class III directors, and information about them, are included below.

NOMINEES FOR ELECTION AS CLASS I DIRECTORS FOR A TERM EXPIRING IN 2003:
NAME                   AGE   PRINCIPAL OCCUPATION
David L. Douglass....  47    General Partner of Delphi Ventures, L.P.
Wayne D. McVicker....  40    Senior Vice President of Neoforma and President of Neoforma
                             Plan
Madhavan
  Rangaswami.........  44    Managing Director of Sand Hill Group LLC

     David L. Douglass has served as one of our directors since February 1999. Since February 1990, Mr. Douglass has served as a General Partner at Delphi Ventures L.P., a venture capital firm. He also serves as a director of several private companies.

     Wayne D. McVicker has served as our Senior Vice President and President of Neoforma Plan since October 1999 and as a director since April 1996. Mr. McVicker co-founded Neoforma in April 1996, and served as President from April 1996 to February 1999 and as Vice President of Strategy from February 1999 to October 1999. From September 1987 to February 1997, Mr. McVicker worked at Varian Associates, Inc., as manager of its architectural planning department.

     Madhavan Rangaswami has served as one of our directors since April 1998. Since February 1997, Mr. Rangaswami has served as a Managing Director at Sand Hill Group LLC, a consulting and private investment company. From March 1995 to March 1996, Mr. Rangaswami served as Vice President of Worldwide Marketing at the Baan Company N.V., an enterprise software company. Prior to that, he held executive positions at Avalon Software Inc., a software company, and Oracle Corporation.

     If Proposal No. 2 is approved by our stockholders, Messrs. McVicker and Rangaswami are expected to resign and the following persons are expected to be appointed as Class I directors:

CLASS I DIRECTORS, TO BE APPOINTED FOR A TERM EXPIRING IN 2003 IF OUR STOCKHOLDERS
APPROVE PROPOSAL NO. 2:
NAME                   AGE   PRINCIPAL OCCUPATION
Curt Nonomaque.......  42    Chief Financial Officer of VHA
Mark McKenna.........  52    President of Novation

     Curt Nonomaque has served in various positions at VHA since 1986, most recently as Chief Financial Officer since February 1992, and Executive Vice President since March 1996. Mr. Nonomaque also serves as Chairman of the board of directors of HBS International, Inc., HEALTHvision, Inc. and Novation.

     Mark McKenna has served as the President of Novation since February 1999. From January 1998 to February 1999, he was Senior Vice President of Operations for Novation. Mr. McKenna previously held several positions with VHA, which he joined in 1987, including interim Vice President for Supply Chain Management from May 1997 to January 1998 and Vice President of Marketing from January 1996 to May 1997.

INCUMBENT CLASS II DIRECTORS WITH TERMS EXPIRING IN 2001:
NAME                   AGE   PRINCIPAL OCCUPATION
Andrew J.
  Filipowski.........  49    President, Chief Executive Officer and Chairman of divine
                               interVentures, inc.
Terence Garnett......  42    Managing Director of Garnett Capital

     Andrew J. Filipowski has served as one of our directors since October 1999. He is the President, Chief Executive Officer and Chairman of the board of divine interVentures, inc., a venture investment firm that he co-founded in May 1999. He is also Chairman of the board of directors of PLATINUM Venture Partners, Inc., a venture investment firm that he founded in February 1992. Mr. Filipowski founded PLATINUM technology, inc. in April 1987 and served as its President, Chief Executive Officer and Chairman of the board of directors until it was acquired by Computer Associates in June 1999. PLATINUM technology, inc. was a software company that produced, acquired and distributed system software tools. Mr. Filipowski serves on the board of directors of Blue Rhino Corporation, Bluestone Software, Inc., eShare Technologies, Inc., Platinum Entertainment, Inc., and System Software Associates, Inc.

     Terence Garnett has served as one of our directors since April 1998. Mr. Garnett has been a managing director of Garnett Capital since January 2000. Before joining Garnett Capital, from April 1995 to December 1999, Mr. Garnett was a venture partner of Venrock Associates, a venture capital firm. From August 1994 to April 1995, Mr. Garnett was a private investor. From October 1991 to August 1994, he was a senior vice president of worldwide marketing and business development and senior vice president of the new media division at Oracle Corporation, a software company. He also serves as a director of Niku Corp., CrossWorlds Software, Inc. and several other private companies.

INCUMBENT CLASS III DIRECTORS WITH TERMS EXPIRING IN 2002:
NAME                   AGE   PRINCIPAL OCCUPATION
Richard D. Helppie...  43    Chief Executive Officer and Chairman of Superior Consultant
                               Holdings Corporation
Robert J. Zollars....  42    President, Chief Executive Officer and Chairman of Neoforma

     Richard D. Helppie has served as one of our directors since October 1999. Since August 1996, he has served as Chairman of the board of directors and Chief Executive Officer of Superior Consultant Holdings Corporation, a consulting firm comprised of two subsidiaries founded by Mr. Helppie, Superior Consultant Company, Inc. and UNITIVE Corporation. He has served as Chairman of the board of directors and Chief

Executive Officer of Superior Consultant Company, a healthcare management and information systems consulting firm, since 1984 and as Chief Executive Officer of UNITIVE Corporation, an information technology consulting firm, since 1993. He has also served as President of Clearwater Aviation Company, Inc. since 1993. In addition, Mr. Helppie is a director of drkoop.com, Inc.

     Robert J. Zollars has served as our Chairman, President and Chief Executive Officer since July 1999. From January 1997 to July 1999, he served as Executive Vice President and Group President of Cardinal Health, Inc., a healthcare products and services company, where he was responsible for four of its wholly-owned subsidiaries: Pyxis Corporation, Owen Healthcare, Inc., Medicine Shoppe International and Cardinal Information Corporation. From January 1992 to December 1996, he served as President of Hospital Supply, Scientific Products and U.S. Distribution of Baxter Healthcare Corporation, which in October of 1996 was spun off as Allegiance Corporation, a healthcare products and service company. In addition, Mr. Zollars is a director of Epitope, Inc., as well as several private companies.

BOARD MEETINGS AND BOARD COMMITTEES

  Board Meetings

     The board met twelve times, including telephone conference meetings, and acted by written consent three times during 1999. No director attended fewer than 75% of the aggregate of the total number of meetings of the board held during the period for which that director was a director and the total number of meetings held by all committees of the board on which that director served during the period that the director served.

  Board Committees

     Our board of directors has an audit committee and a compensation committee.

     Audit Committee. The audit committee was created during the fourth quarter of fiscal 1999 and consists of Messrs. Filipowski, Garnett and Rangaswami. The audit committee met two times during 1999. The audit committee:

     - reviews our financial statements and accounting practices;

     - makes recommendations to our board of directors regarding the selection of independent public accountants; and

     - reviews the results and scope of the audit and other services provided by our independent public accountants.

     Compensation Committee. The compensation committee was created during the fourth quarter of fiscal 1999 and consists of Messrs. Douglass, Filipowski and Helppie. The compensation committee did not meet in 1999. The compensation committee:

     - reviews and recommends to our board of directors the compensation and benefits of all of our officers, directors and consultants; and

     - reviews general policy relating to compensation and benefits.

DIRECTOR COMPENSATION

     Our directors do not receive cash compensation for their services as directors but are reimbursed for their reasonable and necessary expenses for attending board and board committee meetings.

     Each eligible director who is not our employee and who is or becomes a member of our board will be automatically granted an option to purchase 100,000 shares of our common stock under our 1999 Equity Incentive Plan, unless that director has previously received an option grant. Immediately following each annual meeting of stockholders, each eligible director will automatically be granted an option to purchase 25,000 shares of common stock under our 1999 Equity Incentive Plan, provided that the director is a member of our board on that date and has served continuously as a member of our board for a period of at least one year since the date of the director's initial grant. All options will have an exercise price equal to the fair market value of our common stock on the date of grant. The options will have ten-year terms and will terminate three months following the date that the director ceases to be one of our directors or consultants or 12 months after any termination due to death or disability. Options granted under the plan will generally vest over four years. Any unvested shares subject to these options will become immediately vested and exercisable upon a transaction which results in a change in control of Neoforma.

     Upon joining our board of directors in October 1999, we granted each of Richard D. Helppie and Andrew J. Filipowski an option to purchase 150,000 shares of our common stock at an exercise price of $4.00 per share. The shares underlying the options vest over three years, with one-third of the shares vesting at the end of the first anniversary of the date of grant and an additional one thirty-sixth vesting each month thereafter for so long as they serve as one of our directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The compensation committee of our board of directors is currently comprised of Messrs. Douglass, Filipowski and Helppie. None of these individuals has at any time been one of our officers or employees. For a description of the transactions between us and members of the compensation committee and entities affiliated with the compensation committee members, see "Certain Relationships and Related Transactions." Robert J. Zollars, our President and Chief Executive Officer, is a member of the board of directors of divine interVentures, inc., of which Mr. Filipowski is President, Chief Executive Officer and Chairman of the board of directors.

                 THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION
                      OF EACH OF THE NOMINATED DIRECTORS.

                                 PROPOSAL NO. 2

             APPROVAL OF ISSUANCE OF SHARES OF OUR COMMON STOCK AND WARRANTS TO PURCHASE OUR COMMON STOCK TO THE OWNERS OF NOVATION

DESCRIPTION OF NOVATION, VHA, UHC AND HPPI

     Novation is a group purchasing organization that pools its purchasing power to provide better pricing for medical products, services and equipment for the more than 6,500 community-owned hospitals, academic medical centers and other healthcare providers that are patrons, members or affiliates of VHA, UHC, and Healthcare Purchasing Partners International, LLC, or HPPI. In 1999, these organizations purchased more than $14.0 billion of products and services through Novation-negotiated agreements. Based on this volume of purchases, we believe that Novation is the world's largest contracting agent for the purchase of healthcare supplies.

     Novation was formed in 1998 through the combination of the group purchasing programs of VHA and UHC. It is owned by VHA and UHC, with VHA owning approximately 80% of the membership interests of Novation as of January 1, 2000. Under its operating agreement with VHA and UHC, Novation acts as the exclusive negotiating agent to provide supply chain management services to VHA and UHC. Novation has no direct contractual arrangement with the patrons or members of VHA and UHC. As a contracting agent for VHA, UHC and, indirectly, for their patrons and members, Novation develops and enters into agreements for healthcare products and services and provides these same parties with related services. The purchasing programs and services currently offered by Novation to VHA, UHC and their patrons and members include traditional catalog-based programs, as well as Internet-based tools such as an online catalog, web-based cross-referencing and web tools for product standardization. In addition to serving VHA and UHC patrons and members, Novation makes its agreements accessible to 4,500 healthcare organizations and their related physicians that purchase supplies through HPPI, a company also owned by VHA and UHC. In addition, Novation also has relationships with a wide range of health care suppliers.

     VHA is a nationwide network of more than 1,900 leading community-owned healthcare organizations and their affiliated physicians. The VHA alliance comprises approximately 26% of the nation's community hospitals, including many of the nation's largest medical institutions. UHC is an alliance of 82 academic medical centers and 77 associate members. UHC represents approximately 70% of the academic medical centers in the United States. Both UHC and VHA act as group purchasing organizations. HPPI is a group purchasing organization that develops and delivers supply chain management agreements, programs and services on behalf of healthcare organizations that are not members of VHA or UHC. At present, VHA owns approximately 75% of the membership interests of HPPI, and UHC owns the remaining interests.

BACKGROUND OF THE NOVATION TRANSACTIONS

     In February 2000, we had preliminary discussions with Eclipsys Corporation, HEALTHvision, Inc., or HEALTHvision, and VHA regarding a relationship among them in conjunction with a commercial arrangement between us and Novation. In March 2000, these parties met to negotiate the terms of these potential transactions which led to discussions regarding a merger of us, Eclipsys and HEALTHvision, and a commercial arrangement with Novation. On March 30, 2000, we entered into merger agreements with Eclipsys and HEALTHvision, an outsourcing and operating agreement with Novation, VHA, UHC and HPPI, and common stock and warrant agreements with VHA and UHC.

     The stock market response to the announcement of the mergers was unfavorable and, subsequently, the parties entered into discussions to restructure the transactions. On May 24, 2000, all of the parties to the original transactions entered into an agreement terminating both the Eclipsys merger and the HEALTHvision merger. We also entered into a commercial arrangement with HEALTHvision. The outsourcing and operating agreement with Novation, VHA, UHC and HPPI was amended and restated, as were the common stock and warrant agreements with VHA and UHC, respectively. In conjunction with the amended and restated common stock and warrant agreements, VHA and UHC agreed to tie the vesting of their respective warrants to increased performance criteria.

REASONS FOR THE NOVATION TRANSACTIONS

     Our board of directors approved the Novation transactions including the issuance of common stock and warrants to purchase shares of our common stock to Novation's owners, VHA and UHC, in exchange for VHA and UHC's obligations under the amended and restated outsourcing and operating agreement and determined that these transactions are each fair to, and in the best interests of, our stockholders. In making this decision, our board of directors considered a number of factors, including:

     - the access that our relationship with Novation would provide to the healthcare organizations that are patrons or members of VHA, UHC and HPPI and to the physicians that are affiliated with these healthcare organizations;

     - the ability that Novation's relationships with suppliers and distributors would provide us to expand the breadth and depth of products and services we offer through our online marketplace;

     - the opportunity provided by the transactions with Novation, VHA, UHC and HPPI to expand the number of suppliers using our online marketplace by using Novation as our contracting agent with suppliers and by leveraging Novation's supplier sales force and its experience and relationships with suppliers;

     - the opportunity provided by the Novation transactions to cross-sell our products and services to the patrons and member healthcare organizations of VHA, UHC and HPPI and the suppliers and distributors with which Novation has relationships;

     - the ability that the Novation relationship will give to us to enable us to compete more effectively in our markets;

     - the impact of the Novation relationship and the transactions on our business model and financial position and the potential acceleration of our business model and our ability to achieve profitability;

     - alternative business strategies to the Novation transactions;

     - compatibility of our management and businesses with that of Novation, VHA, UHC and HPPI;

     - the provisions of the amended and restated common stock and warrant agreements and the amended and restated outsourcing and operating agreement and the other transaction documents; and

     - the detailed financial analysis with respect to us and the Novation transactions presented by our financial advisor and their opinion as to the fairness, from a financial point of view, to our stockholders of the Novation transactions.

     In addition to the foregoing factors, our board of directors also considered a number of risks and potentially negative factors in the deliberations concerning the Novation transactions, including:

     - the significant challenges in bringing the large number of healthcare organizations that are patrons and members of VHA, UHC and HPPI to our online marketplace and integrating their systems into our e-commerce system;

     - the ownership dilution to our stockholders that would occur as a result of the stock and warrant issuances to VHA and UHC;

     - the risk that the financial benefits of the relationships with Novation, VHA, UHC and HPPI will not be realized, whether due to generation of lower than expected revenue or purchase volumes or otherwise;

     - the risk of diverting management and technical resources from operating the day-to-day business and from focusing on our existing services;

     - the risk that the Novation relationship could make it more difficult to do business with other group purchasing organizations or otherwise limit our growth plans;

     - the significant challenges in meeting the requirements of the amended and restated outsourcing and operating agreement and the risk of termination or damages if such requirements are not met; and

     - the possibility that the other perceived benefits of the relationships with Novation, VHA, UHC and HPPI will not be realized.

     Our board of directors did not find it practical to quantify, rank or otherwise assign relative or specific weights to the factors considered. In addition, our board did not reach any specific conclusion with respect to each of the factors considered or any aspect of any particular factor, but, rather, conducted an overall analysis of the factors described above, including discussions with our management and legal, financial and accounting advisors. In considering the factors described above, individual members of our board may have given different weight to different factors. Our board considered all these factors as a whole and believed the factors supported its determination to approve the Novation transactions. After taking into consideration all of the factors set forth above, our board concluded that the Novation transactions, including the issuance of 57,546,680 shares of our common stock to the owners of Novation and the issuance to the owners of Novation of warrants to purchase an additional 38,364,456 shares of our common stock, are fair to, and in the best interests, of us and our stockholders and that we should proceed with these transactions.

     OUR BOARD HAS DETERMINED THAT THE NOVATION TRANSACTIONS, INCLUDING THE ISSUANCE OF 57,546,680 SHARES OF OUR COMMON STOCK TO VHA AND UHC, THE OWNERS OF NOVATION, AT THE CLOSING OF THE TRANSACTIONS AND THE ISSUANCE TO THE OWNERS OF NOVATION OF WARRANTS TO PURCHASE ADDITIONAL 38,364,456 SHARES OF OUR COMMON STOCK, TO BE FAIR TO AND IN THE BEST INTERESTS OF OUR STOCKHOLDERS.

OPINION OF NEOFORMA'S FINANCIAL ADVISOR

     We retained Merrill Lynch & Co., or Merrill Lynch, as our financial advisor for the Novation transactions based upon Merrill Lynch's experience and expertise and familiarity with Neoforma gained through acting as the managing underwriter for our January 2000 initial public offering. Merrill Lynch is an internationally recognized investment banking business, regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

     On May 20, 2000, Merrill Lynch delivered to our board of directors its oral opinion, which it subsequently confirmed in writing by delivery of an opinion dated May 24, 2000, to the effect that, as of the date of the opinion, and based upon and subject to the factors and assumptions set forth in the opinion, the Novation transactions were fair from a financial point of view to us.

     The full text of Merrill Lynch's fairness opinion, which sets forth the assumptions made, matters considered and qualifications and limitations on the review undertaken by Merrill Lynch, is attached as Annex A. The summary of Merrill Lynch's fairness opinion set forth in this document is qualified in its entirety by reference to the full text of Merrill Lynch's fairness opinion. You are urged to read this opinion carefully and in its entirety.

     The Merrill Lynch opinion speaks only as of its date, and Merrill Lynch is under no obligation to confirm its opinion as of any later date. Our board of directors may not necessarily request that Merrill Lynch confirm its opinion as of any later date.

     In reading the following discussion of the Merrill Lynch fairness opinion, you should be aware that the opinion:

     - was provided to our board of directors for its information and is directed only to the fairness, from a financial point of view, of the Novation transactions to us;

     - did not constitute a recommendation to our board of directors in connection with its consideration of the Novation transactions;

     - did not address the merits of the underlying decision by us to engage in the Novation transactions or the price or range of prices at which shares of our common stock may trade subsequent to the announcement or consummation of the Novation transactions; and

     - did not constitute a recommendation to any holder of our common stock as to how such stockholder should vote on the Novation transactions or any related matter.

     In arriving at its opinion, Merrill Lynch, among other things:

     - reviewed certain publicly available business and financial information relating to Novation and us that Merrill Lynch deemed to be relevant;

     - reviewed certain information, including financial forecasts, relating to our business, earnings, revenues, cash flow, assets, liabilities and prospects furnished to Merrill Lynch by us, as well as projected cash flows for the Novation outsourcing arrangement furnished to Merrill Lynch by us and Novation;

     - conducted discussions with members of our and Novation's senior management concerning the matters described in the above two bullet points, as well as our business and prospects in the case of our management, and the business and prospects of the Novation outsourcing arrangement in the case of Novation management, before and after giving effect to the Novation transactions;

     - reviewed the trading multiples for our common stock and compared them with those of certain publicly traded companies that Merrill Lynch deemed to be relevant;

     - participated in certain discussions and negotiations among our and Novation's representatives and our respective financial and legal advisors;

     - reviewed the potential pro forma impact of the Novation transactions from a financial point of view;

     - reviewed the Amended and Restated Outsourcing and Operating Agreement, the Amended and Restated VHA Common Stock and Warrant Agreement and the Amended and Restated UHC Common Stock and Warrant Agreement; and

     - reviewed such other financial studies and analyses and took into account such other matters as Merrill Lynch deemed necessary, including Merrill Lynch's assessment of general economic, market and monetary conditions.

     In preparing its opinion, Merrill Lynch assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to Merrill Lynch, discussed with or reviewed by or for Merrill Lynch, or publicly available, and Merrill Lynch did not assume any responsibility for independently verifying such information and Merrill Lynch has not undertaken an independent evaluation or appraisal of any of our assets or liabilities or been furnished with any such evaluation or appraisal. In addition, Merrill Lynch did not assume any obligation to conduct any physical inspection of our properties or facilities. With respect to our financial forecast information furnished to or discussed with Merrill Lynch by our management, and the financial forecast information for the Novation outsourcing arrangement furnished to or discussed with our and Novation's management, Merrill Lynch assumed that they had been reasonably prepared and reflected the best available estimates and judgment of such management as to the expected future financial performance of such entity, as the case may be.

     Merrill Lynch's fairness opinion is necessarily based on market, economic and other conditions as they existed and could be evaluated on, and on the information made available to Merrill Lynch as of, the date of the opinion. Merrill Lynch assumed that in the course of obtaining the necessary regulatory or other consents or approvals, contractual or otherwise, for the transaction, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of the Novation transactions.

     In preparing its opinion to our board of directors, Merrill Lynch performed financial and comparative analyses, including those described below. The summary of analyses set forth in this document does not purport to be a complete description of the analyses underlying Merrill Lynch's fairness opinion or the presentation made by Merrill Lynch to our board of directors. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. No company, business or transaction used in such analyses as a comparison is identical to the Novation outsourcing arrangement or us, or the Novation transactions, nor is an evaluation of the results of such analyses entirely mathematical; rather it involves complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions being analyzed.

     In arriving at its opinion, Merrill Lynch did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Merrill Lynch believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion.

     In performing its analyses, numerous assumptions were made with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Merrill Lynch, Novation or us. The estimates contained in the analyses performed by Merrill Lynch and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. In addition, as described above, Merrill Lynch's fairness opinion was among several factors taken into consideration by our board of directors in making its determination to approve the Novation transactions. Consequently, the Merrill Lynch analyses described below should not be viewed as determinative of the decision of our board of directors or our management with respect to the fairness of the Novation transactions.

     The following is a summary of the material financial and comparative analyses performed by Merrill Lynch in arriving at its opinion and presented to our board of directors. The Merrill Lynch opinion is based upon Merrill Lynch's consideration of the collective results of all such analyses, together with the other factors referred to in its opinion letter.

     NOVATION

     Comparable Publicly Traded Companies Analysis. In order to assess how the public market values revenue streams from businesses similar to those expected from the Novation outsourcing arrangement, Merrill Lynch compared the projected annual revenue from certain publicly-traded comparable businesses to their current trading values and calculated the multiple of each company's current diluted market capitalization, defined as the aggregate market value of outstanding equity securities including options and warrants, as adjusted for the treasury stock method plus any funded debt, to its estimated 2001 revenue. The results derived from this analysis are referred to as Revenue Multiples.

     The comparable companies were chosen because they are publicly traded companies with revenue streams that, for purposes of analysis, may be considered similar to revenue streams expected to be generated by the Novation outsourcing arrangement.

     The Revenue Multiples derived from this analysis were reduced by 25%, reflecting Merrill Lynch's view that, as a standalone private company, the revenue from the group purchasing organization would be valued by the market at a lower multiple than those applied to publicly traded companies with existing operations. The reduced multiples were then applied to the anticipated 2001 revenues of the Novation outsourcing arrangement, as projected by the managements of Neoforma and Novation, to arrive at a value range for the arrangement.

     Because of the inherent differences in the businesses, operations, financial conditions and prospects of the Novation outsourcing arrangement and the selected comparable companies, Merrill Lynch believed that purely quantitative comparable companies analyses would not be dispositive in the context of the transaction. Merrill Lynch believed that an appropriate use of comparable company analyses in this instance involves judgments concerning the qualitative differences among the financial and operating characteristics of the selected comparable companies and the relationship contemplated by the Novation outsourcing arrangement, which judgments are reflected in the Merrill Lynch opinion.

     Discounted Cash Flow Analysis. Merrill Lynch performed a discounted cash flow analysis of the projected after-tax debt-free cash flow from the relationship contemplated by the Novation outsourcing arrangement, defined as after-tax debt-free incremental net transaction revenues less incremental costs associated with those revenues. Merrill Lynch calculated a range of present values for the relationship contemplated by the Novation outsourcing arrangement based upon the discounted present value of the sum of the stream of after-tax debt-free cash flows of the relationship contemplated by the Novation outsourcing arrangement. The terminal value was calculated by applying an assumed perpetuity growth rate of 6% to 7% to the 2004 cash flows. Applying a range of discounts rates, Merrill Lynch calculated implied equity values for the arrangement ranging from approximately $700 million to $1,650 million.

     NEOFORMA

     Comparable Publicly Traded Companies Analysis. In order to assess how the public market values shares of similar publicly traded companies, Merrill Lynch reviewed and compared revenue information for us to corresponding information for two healthcare business-to-business e-commerce companies and a group of five other business-to-business e-commerce companies outside of the healthcare industry, in each case considered by Merrill Lynch to be reasonably comparable to us for purposes of this analysis. The two healthcare business-to-business e-commerce companies were Ventro Corporation and SciQuest.com, Inc. The non-healthcare business-to-business e-commerce companies considered comparable to us were:

- Ariba, Inc.
- FreeMarkets, Inc.
- Commerce One, Inc.
- PurchasePro.com, Inc.
- VerticalNet, Inc.

     Merrill Lynch calculated the diluted market capitalization of each of the comparable companies as a multiple of Wall Street research estimates of 2001 revenues. This analysis indicated that the ratio of diluted market capitalization to estimated 2001 revenue for the healthcare business-to-business e-commerce companies ranged from 20x to 28x. The ratio of diluted market capitalization to estimated 2001 revenue for the five non-healthcare business-to-business e-commerce companies ranged from 8x to 44x. These ranges compare to a multiple of 28x for us. Based on a range of multiples, Merrill Lynch derived a range of value for us of between $580 million to $1,100 million.

     RELATIVE VALUATION ANALYSES

     Ownership Analysis. Based on the valuation ranges Merrill Lynch derived for us and the Novation outsourcing arrangement, Merrill Lynch compared the high, mid and low points of those valuation ranges to derive implied ownership interests for existing holders of our common stock after giving effect to the Novation transactions. Those implied ownership interests were:

                    VALUATION COMPARISON                       IMPLIED OWNERSHIP OF OUR
                   (NEOFORMA TO NOVATION)                     CURRENT COMMON STOCKHOLDERS
                   ----------------------                     ---------------------------
High vs. High...............................................             42.3%
Mid vs. Mid.................................................             45.9%
Low vs. Low.................................................             54.5%
Low vs. High................................................             28.6%
High vs. Low................................................             68.8%

     These implied ownership interests compare to the 54.9% basic ownership interest for our existing common stockholders and 45.0% fully diluted ownership.

     Contribution Analysis. Merrill Lynch compared the ownership interest of our existing stockholders, after giving effect to the Novation transactions, of approximately 54.9% basic ownership and 45.0% fully diluted ownership to our estimated contribution to the aggregate revenue and EBITDA for each of the five years between 2000 and 2004. The calculations were based, alternatively, on the projections of management of each entity and on potential Wall Street research estimates, i.e., projections for each entity as might be discounted by a Wall Street research analyst. The calculations indicate that under the management and potential Wall Street research cases, Neoforma and Novation would contribute the percentages of revenue and EBITDA in each of the five years indicated in the tables below. Where indicated below, NM means that the percentage was not material.

                              MANAGEMENT ESTIMATES

                                                     2000     2001     2002     2003     2004
                                                     -----    -----    -----    -----    -----
REVENUE CONTRIBUTION
Neoforma...........................................   97.3%    63.5%    49.8%    59.9%    67.5%
Novation...........................................    2.7%    36.5%    50.2%    40.1%    32.5%
                                                     -----    -----    -----    -----    -----
Total..............................................  100.0%   100.0%   100.0%   100.0%   100.0%

EBITDA CONTRIBUTION
Neoforma...........................................     NM       NM     17.1%    44.4%    54.6%
Novation...........................................     NM       NM     82.9%    55.6%    45.4%
                                                     -----    -----    -----    -----    -----
Total..............................................     NM       NM    100.0%   100.0%   100.0%

                        POTENTIAL WALL STREET ESTIMATES

                                                     2000     2001     2002     2003     2004
                                                     -----    -----    -----    -----    -----
REVENUE CONTRIBUTION
Neoforma...........................................   97.3%    59.0%    38.1%    47.2%    55.9%
Novation...........................................    2.7%    41.0%    61.9%    52.8%    44.1%
                                                     -----    -----    -----    -----    -----
Total..............................................  100.0%   100.0%   100.0%   100.0%   100.0%

EBITDA CONTRIBUTION
Neoforma...........................................     NM       NM       NM     13.7%    28.5%
Novation...........................................     NM       NM    163.0%    86.3%    71.5%
                                                     -----    -----    -----    -----    -----
Total..............................................     NM       NM       NM    100.0%   100.0%

     Pro Forma Analysis. Merrill Lynch analyzed certain pro forma effects which could result from the Novation transactions.

     Merrill Lynch calculated the pro forma impact the Novation transactions would have on our revenue, EBITDA and equity value per share, based on (1) projections furnished by or discussed with the managements of Neoforma and Novation and (2) potential Wall Street research estimates of 2001 revenue for us and the Novation outsourcing arrangement. The equity value per share analysis indicated that, at revenue multiples ranging from 20x to 60x and based upon potential Wall Street research estimates, the transaction would be generally accretive to the equity value per share of our stockholders and slightly dilutive at the low end of the range and accretive to the equity value per share at the middle to high end of the range. Based upon management derived estimates, the same equity value per share analysis indicated that the Novation transactions would be dilutive to the equity value per share only at the lowest multiple of the range, and accretive to the equity value per share at each other point calculated.

     TERMS OF LETTER AGREEMENT

     Pursuant to the terms of the Merrill Lynch letter agreement, we have agreed to pay the following fees to Merrill Lynch for its financial advisory services in connection with the Novation transactions:

     - a fee of $1,000,000, payable in cash upon the execution of a definitive agreement to effect the Novation transactions; and

     - if, during the period Merrill Lynch is retained by us or within one year thereafter, the transactions are consummated, or we enter into an agreement with Novation that subsequently results in the Novation transactions, an additional fee of $9,000,000, payable in cash upon the closing of the Novation transactions.

     We also have agreed to reimburse Merrill Lynch for all reasonable out-of-pocket expenses incurred by Merrill Lynch in performing its services, including the fees and expenses for legal counsel, and to indemnify Merrill Lynch and related persons and entities against liabilities under federal or state law arising out of a business combination contemplated by the letter agreement or the engagement of Merrill Lynch pursuant to the letter agreement.

     In the ordinary course of business, Merrill Lynch and its affiliates may actively trade in our securities for their own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. In the past, Merrill Lynch has provided financial advisory services and financing services to us, including acting as lead underwriter for our initial public offering in January 2000 and acting as a financial advisor to us in connection with our May 2000 acquisition of EquipMD, Inc.

OVERVIEW OF THE AGREEMENTS WITH NOVATION, VHA AND UHC

     Amended and Restated Outsourcing and Operating Agreement. On March 30, 2000, we entered into an outsourcing and operating agreement with Novation, VHA, UHC and HPPI, which was amended and restated on May 24, 2000, in which we agreed to adapt our existing online marketplace and develop a group of additional websites to permit manufacturers and suppliers to offer equipment, products, supplies, services, information and other content. Novation has agreed to act as our exclusive agent to negotiate agreements with suppliers to offer their equipment, products, supplies, services, information and content through our online marketplace. VHA, HPPI, Novation and, subject to specified exceptions, UHC have each agreed not to develop, promote, contract for the development of, or assist others to develop or promote to their members, if applicable, any other Internet-based exchange for the acquisition or disposal of medical products, supplies, equipment or services by acute or non-acute healthcare providers anywhere in the world.

     Amended and Restated Common Stock and Warrant Agreements. In consideration for VHA's, UHC's and Novation's commitments under the amended and restated outsourcing and operating agreement, we have agreed to issue shares of, and warrants to purchase shares of, our common stock to VHA and UHC under the amended and restated common stock and warrant agreements. Novation may terminate the amended and restated outsourcing and operating agreement if the amended and restated common stock and warrant agreements are terminated.

     Amended and Restated Registration Rights Agreement. We intend to amend our registration rights agreement with certain of our existing investors to extend to each of VHA and UHC rights with respect to the shares of common stock to be issued to each pursuant to the amended and restated common stock and warrant agreements.

OUTSOURCING AND OPERATING AGREEMENT

     Neoforma to Develop its Online Marketplace. In the amended and restated outsourcing and operating agreement, we agreed to develop our online marketplace and create locations on it that are available only to users of HPPI and patrons and members of VHA and UHC for their purchases. In connection with this obligation, we agreed to:

     - provide our online marketplace with specified functionality that will facilitate members' use of our online marketplace;

     - create, host and implement specialty exchanges for the patrons and members of VHA, UHC and HPPI in phases including:

      - providing administration services that facilitate members' use of our online marketplace;

      - developing tools that permit suppliers to create and manage online catalogs of available products and services;

      - providing real-time, online reporting of transactions to Novation, VHA and UHC and their patrons and members; and

      - establishing a continuously available customer support center;

     - continue the availability of our existing auction services, asset management and recovery services and facility planning services; and

     - make remote order entry to our online marketplace possible for a specified number of healthcare facilities within a stated period, of which a specified number must be members of VHA and UHC, and of which a specified number must have made a stated dollar amount of healthcare purchases during the prior year.

The amended and restated outsourcing and operating agreement requires us to pay liquidated damages to Novation if our online marketplace fails to achieve required levels of functionality by specified target dates or to perform in accordance with certain service levels. These liquidated damages are limited to a specified amount in any month and a total cap for the entire term of the agreement.

     Novation is Exclusive Agent to Negotiate Agreements with Suppliers. In the amended and restated outsourcing and operating agreement, subject to some exceptions, we appointed Novation as our exclusive agent to negotiate agreements on our behalf under which the suppliers may offer their equipment, products, supplies, services and information through our online marketplace. In connection with this appointment, Novation has agreed to:

     - negotiate with suppliers within parameters established in consultation with us for inclusion of their equipment, products, suppliers, services and information on our online marketplace;

     - manage the commercial relationships between these suppliers and our online marketplace; and

     - subject to stated Neoforma obligations, by a specified date, obtain agreements on our behalf with suppliers who together made a stated percentage of all sales during the prior year under group purchasing contracts that Novation negotiated for the benefit of VHA, UHC, their members and patrons.

     Fees for Sales on Our Online Marketplace. Suppliers will pay a percentage of the value of transactions for their use of our online marketplace, and these transaction fees will be shared between us and Novation in varying proportions depending on the type of transaction and the purchaser. We will receive all of the transaction fees generated from suppliers for products or services purchased on our online marketplace under Novation contracts up to a specified minimum percentage of the adjusted gross transaction value of such purchases and will share transaction fees generated above the specified minimum percentage with Novation. For an initial period of the agreement, Novation has agreed that we will receive this specified minimum percentage if the fees generated from suppliers are less than the specified minimum percentage. We will share transaction fees generated from the sale of non-contracted products and services on our online marketplace with Novation in varying proportions depending on whether or not the purchaser is a patron or member of Novation, VHA, UHC or HPPI. We will not share any transaction fees generated from the sale of products or services on our online marketplace under contracts with another group purchasing organization. Until a specified date, Neoforma will not be required to share any fees with Novation in any quarter until minimum aggregate transaction fee levels for that quarter have been met. Novation will also be entitled to receive a portion of specified revenue from our Plan and Auction services generated through the Novation relationship.

     Global Exclusivity. Each of Novation, VHA, UHC and HPPI has agreed that it will not develop, promote, contract for the development of, or assist others to develop or promote to their members, and we have agreed that we will not develop, promote, contract for the development of, or assist others to develop or promote, any internet-based systems related to acquisition or disposal of products, supplies, equipment, information or services by acute or non-acute healthcare providers anywhere in the world other than our online marketplace; except that in the case of UHC, certain limited categories of products and services are excluded from this obligation. We have also agreed that Novation will be our exclusive agent to negotiate with suppliers for the inclusion of their products, supplies, equipment, services or information on our online marketplace, subject to some exceptions. We may generally not negotiate agreements with suppliers directly or contract with or pay financial incentives to any other person to do so, except that we may negotiate agreements with suppliers which Novation declines to sign up to our online marketplace or with suppliers that insist on dealing directly with us or with respect to suppliers of another group purchasing organization that has expressly conditioned its participation in the online marketplace on us negotiating agreements with our suppliers.

     Novation and we have also agreed that if either wants to create an internet venture outside the United States or serve any healthcare market, such as veterinary medicine, that is not then served on our online marketplace, it will first offer the other the opportunity to participate in the venture in a manner commensurate with its role under the amended and restated outsourcing and operating agreement. If a party refuses such offer, then the offering party may proceed with the venture alone or with another partner. Additionally, UHC will give favorable consideration to using us as its provider of internet-related services outside the scope of the amended and restated outsourcing and operating agreement if such services are available primarily through us. Notwithstanding this, UHC will not be obligated to use us as the provider of such services.

     Marketing Assistance. Novation, VHA and UHC have each agreed to assist us in marketing its existing auction services, asset management and recovery services and facility planning services to their members.

     Guaranties of Performance. Each of VHA and UHC will have responsibility for Novation's obligations under the amended and restated outsourcing and operating agreement so that any liability related primarily to VHA's or UHC's obligations will be that party's responsibility and liability for any other of Novation's obligations will be shared between VHA and UHC in proportion to their ownership interest in Novation.

     Term and Termination. The amended and restated outsourcing and operating agreement has an initial term of ten years, but automatically renews for successive one-year terms thereafter, unless we or Novation provide written notice of termination. The agreement can also be terminated:

     - by either party if the other materially breaches its service obligations;

     - by either party, if the other breaches its exclusivity obligations;

     - by Novation, if the common stock and warrant agreements with VHA and UHC are terminated, including upon the failure of our stockholders to approve the issuance of our stock and warrants to purchase our stock to VHA and UHC; or

     - by Novation, before the issuance of shares under the common stock and warrant agreements, if there is a change of control of Neoforma.

COMMON STOCK AND WARRANT AGREEMENTS

     In connection with the amended and restated outsourcing and operating agreement, we entered into common stock and warrant agreements, which were subsequently amended and restated, with each of VHA and UHC to issue 46,267,530 shares of our common stock to VHA and 11,279,150 shares of our common stock to UHC. We will not receive any cash payment from VHA or UHC for these shares; we are issuing the shares of our common stock to VHA and UHC, together with warrants to purchase our common stock, in consideration for VHA's, UHC's and Novation's commitments under the amended and restated outsourcing and operating agreement. The amended and restated common stock and warrant agreements are attached to this proxy statement as Annex B and Annex C.

     For each of the next four years, on April 1, 2001, 2002, 2003 and 2004, 16.75% of the shares of our common stock issued to VHA will be subject to forfeiture to us if:

     - for the one-year period ending on each of January 31, 2001, 2002, 2003, and 2004, both the cumulative number of healthcare organizations that are members or patrons of VHA that have signed up for our services and did not terminate their contracts with us is lower than the target number specified for the year; and

     - the cumulative aggregate dollar volume of historical purchases of products by such healthcare organizations is less than the specified target purchasing volume for that year.

     For the first five years after the common stock has been issued to VHA, and for as long after this five-year period as VHA holds more than 35% of our common stock, VHA has agreed that it will vote all shares of our common stock that VHA holds in excess of 19.9% of our common stock in proportion to the votes cast by all of our other stockholders, except for votes concerning a change of control of Neoforma, the election of VHA's nominee or nominees to our board of directors or an amendment to our certificate of incorporation that would adversely affect VHA in a manner different from its effect on other stockholders. Similarly, for the first five years after the common stock has been issued to UHC, and for as long after this five-year period as UHC holds more than 9% of our common stock, UHC will vote all shares of our common stock that UHC holds in excess of 9% of our common stock in proportion to the votes cast by all of our other stockholders, except for votes on a change of control of Neoforma or an amendment to our certificate of incorporation that would adversely affect UHC in a manner different from its effect on the other stockholders.

     VHA has agreed that for the first five years after the common stock has been issued to VHA, and for as long after this five-year period as VHA holds more than 35% of our common stock, VHA will not, without our consent, acquire our securities that, together with those held by it and its affiliates, will exceed 24% of our common stock, other than upon exercise of the warrant issued to VHA. UHC has agreed that for the first five years after the common stock has been issued, and for as long after this five-year period as UHC holds at least 9% of our common stock, UHC will not, without our consent, acquire our securities that, together with those held by it and its affiliates, will exceed 9% of our common stock, other than upon exercise of the warrant issued to UHC. VHA has further agreed that it will not sell or transfer its shares of our common stock to another person, if after such sale or transfer, this person would own 15% or more of our outstanding common stock, unless the transferee agrees in writing to be bound to the same voting and acquisition restrictions that VHA is subject to, except that, for transferees, the 19.9% voting limitation and the 24% transfer limitation will each be adjusted to 15%.

     Representations and Warranties. The amended and restated VHA and UHC common stock and warrant agreements contain customary representations and warranties by VHA, UHC and us, respectively, regarding aspects of their and our respective businesses, financial condition, structure and other facts pertinent to the agreements. These representations and warranties relate to, among other things, the following:

     - their and our corporate organization, good standing and qualification to do business;

     - their and our subsidiaries and ownership interests in other entities;

     - their and our articles or certificate of incorporation and bylaws;

     - our capitalization;

     - our obligations with respect to capital stock;

     - their and our authority to enter into the amended and restated outsourcing and operating agreement, the amended and restated common stock and warrant agreements, and the warrants;

     - required consents, waivers and approvals;

     - regulatory approvals required to complete the transactions;

     - our filings and reports with the Securities and Exchange Commission;

     - our financial statements and liabilities;

     - changes in our business since their most recent financial statements;

     - our taxes;

     - title to the properties we own and lease;

     - our intellectual property, intellectual property that we use and infringement of other intellectual property;

     - our compliance with applicable laws;

     - permits required to conduct our business and compliance with those permits;

     - litigation to which we are a party;

     - our employee benefit plans;

     - our hazardous material activities and environmental liabilities;

     - our agreements, contracts and commitments;

     - brokers' and finders' fees in connection with the transactions;

     - our insurance;

     - the accuracy of disclosures in their materials distributed or marketed by them;

     - information supplied by them in this document;

     - approval of the transaction by our board of directors;

     - the fairness opinion of Merrill Lynch to us;

     - the inapplicability of specified laws to the transactions;

     - the lack of general or public solicitation by us;

     - their intentions with regards to the acquisition of our stock;

     - their experience as an investor;

     - their status as accredited investors; and

     - their understanding that the issued shares are restricted.

     The representations and warranties in the amended and restated common stock and warrant agreements are complicated and are not easily summarized. We urge you to read the sections of the amended and restated common stock and warrant agreements entitled "Representations and Warranties of Parent," "Representations, Warranties and Certain Agreements of VHA" and "Representations, Warranties and Certain Agreements of UHC" of the respective documents carefully.

     Right to Elect Directors. If our stockholders approve the issuance of our common stock and warrants to purchase our common stock to VHA and UHC, VHA will have the right to designate two Class I directors following this annual meeting. For so long as VHA holds 10% or more of our common stock, including the shares issuable upon exercise of its warrant, VHA will have the right to designate one member of our board of directors. For so long as VHA holds 20% or more of our common stock, including the shares issuable upon exercise of its warrant, VHA will have the right to designate two members of our board of directors. If our stockholders approve the issuance of our common stock and warrants to purchase our common stock to VHA and UHC, and our board of directors subsequently establishes an executive or similar committee, VHA will have the right to designate one member of this committee. For the longer of six years after the date of the amended and restated common stock and warrant agreement, or for as long as UHC owns more than 9% of our common stock, UHC will have the right to nominate a person to our board of directors if we issue to a group purchasing organization equity securities equal to or less than the amount issued to UHC, or enter into a commercial relationship with a group purchasing organization having a lower historical purchasing volume than UHC, and we give this group purchasing organization the right to nominate a person to our board of directors.

     Closing Conditions. The amended and restated VHA and UHC common stock and warrant agreements contain customary conditions to issue the common stock and warrants according to their respective agreements. These closing conditions, among other things, include the following:

     - the representations and warranties are true;

     - the parties will have performed all obligations under the agreements;

     - the shares will be exempt from registration under federal and state securities laws;

     - the receipt of all required approvals and consents;

     - the shares and shares issuable upon exercise of the warrants will be approved for listing on the Nasdaq Stock Market;

     - the amended and restated outsourcing and operating agreement will have been executed; and

     - our stockholders will have approved the transactions.

     Restrictions on Proposals. Subject to certain exceptions, we have agreed in our agreements with VHA and UHC not to solicit, participate in any negotiations, endorse or approve, or enter into any agreement regarding, a proposal for the acquisition by an outside party of 50% or more of our assets or outstanding stock. Similarly, VHA and UHC have agreed in their respective agreements not to solicit, participate in any negotiations, endorse or approve, or enter into any agreement regarding, a proposal that would constitute a breach by VHA or UHC of their exclusivity obligations under the amended and restated outsourcing and operating agreement.

     Termination. The amended and restated common stock and warrant agreements may be terminated by their respective parties for specific reasons, including the following:

     - mutual consent of the parties;

     - by either party if the closing of the stock and warrant issuances has not occurred by September 30, 2000;

     - by either party if a government entity has issued a final order prohibiting the transactions;

     - by either party if our stockholders do not approve the transactions;

     - by either party if the amended and restated outsourcing and operating agreement is terminated; or

     - by VHA and UHC, respectively, if:

      - our board of directors withdraws or amends its recommendation in favor of the Novation transactions;

      - our board of directors fails to include a recommendation in favor of the Novation transactions in this proxy statement;

      - our board of directors, once requested by VHA or UHC, fails to reaffirm its recommendation in favor of the Novation transactions following a public announcement regarding the sale of more than 50% of our outstanding stock or assets;

      - our board of directors approves or publicly recommends a proposal regarding the sale of more than 50% of our outstanding stock or assets;

      - our board of directors enters into a letter of intent or similar agreement regarding the sale of more than 50% of our outstanding stock or assets; or

      - we materially breach our obligation to hold our stockholders meeting or refrain from soliciting other offers or proposals.

     We may be obligated to pay VHA a termination fee of $12.0 million if the amended and restated common stock and warrant agreement is terminated, either for the reasons stated in the last major bullet point in the section immediately above describing events that could terminate the amended and restated common stock and warrant agreements, or if:

     - prior to our stockholders meeting, there is a publicly announced proposal involving a transaction to acquire or purchase more than 50% of our assets or outstanding stock; and

     - the amended and restated common stock and warrant agreement is terminated because our stockholders do not approve the transactions; and

     - within nine months after the termination, we enter into or complete the alternative transaction.

     For a more complete description of the payment of termination fees, see
Section 9.3 of the amended and restated common stock and warrant agreement between us and VHA, entitled "Parent Payment."

     We may be obligated to pay UHC a termination fee of $3.0 million if the amended and restated common stock and warrant agreement is terminated, either for the reasons stated in the last bullet point in the section above describing events that could terminate the amended and restated common stock and warrant agreements, or if:

     - prior to our stockholders meeting, there is a publicly announced proposal involving a transaction to acquire or purchase more than 50% of our assets or outstanding stock; and

     - the amended and restated common stock and warrant agreement is terminated because our stockholders do not approve the transactions; and

     - within nine months after the termination, we enter into or complete the alternative transaction.

     For a more complete description of the payment of termination fees, see
Section 9.3 of the common stock and warrant agreement between us and UHC, entitled "Parent Payment."

     Warrants. Under the amended and restated common stock and warrant agreements, we will issue a warrant to VHA to purchase 30,845,020 shares of our common stock and to UHC to purchase 7,519,436 shares of our common stock. These warrants have an exercise price of $0.01 per share and a term of ten years. The shares issuable under each of the warrants are divided into two groups, Tranche A and Tranche B, each of which have specified cumulative purchasing volume dollar targets for each of June 30, 2001, 2002, 2003 and 2004. These cumulative purchasing volume dollar targets increase each year. For Tranche A shares, if the specified target is not met, a pro rata number of shares will vest based upon the portion of the target met, and the shortfall amount will vest only if the following year's target is met in its entirety. For Tranche B shares, if the specified target is not met, a pro rata number of shares will vest based upon the amount by which the Tranche A target for such date is exceeded, and the Tranche B shortfall amount will vest only if the following year's target is met in its entirety. The warrants become exercisable as to all shares if a merger, business combination or other transaction occurs in which our common stock is converted into cash or if a cash tender offer for all of our common stock is consummated. If the warrants terminate, and the warrants are then exercisable, the warrants will be automatically exercised and the exercise price paid by surrender to us of a number of shares of common stock with a market value equal to the exercise price.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     We are currently a party to a registration rights agreement with certain of our stockholders, and have agreed with VHA and UHC to use our reasonable best efforts to have these stockholders permit us to enter into an amended and restated registration rights agreement with VHA, UHC and these stockholders which would grant rights with respect to the registration of their shares of our common stock under the Securities Act, as described below.

     Demand Registration Rights. Beginning on January 24, 2001, these stockholders have the right to request that we file a registration statement so that they can publicly sell all or a portion of their shares if either the current market value of the VHA and UHC shares to be included in the registration statement is at least $30.0 million, or the shares to be registered constitutes at least 60% of the shares issued upon conversion of our Series E and E-1 preferred stock or 75% of all of our common stock with registration rights, and the shares will likely sell to the public for at least $20 million. We will be required to file three registration statements in response to the demand registration rights of stockholders holding our common stock issued in connection with the Novation transactions, two registration statements in response to a demand by the holders of at least 60% of the stock converted from the Series E and E-1 preferred stock, and an additional two registration statements in response to stockholder's demand registration rights generally. We may postpone the filing of a registration statement for up to 90 days once in a 12-month period if our board of directors determines that the filing would be seriously detrimental to us or our stockholders.

     Piggyback Registration Rights. If we register our securities for public sale, these stockholders have the right to include their shares in the registration statement. However, this right does not apply to a registration relating to any of our employee benefit plans, a corporate reorganization or any demand registration pursuant to the registration rights agreement. The managing underwriter of any underwritten offering will have the right to limit the number of our shares registered by these stockholders, other than VHA and UHC, to 15% of the total shares covered by the registration statement due to marketing reasons. This limitation, however, will not reduce the number of shares to be registered for VHA below 15%, for UHC below 5%, and for Series E and E-1 preferred stock below 12%, of the total number of shares included in the registration statements for the first and second of these offerings. In any subsequent offering, the reduction of shares to be registered will not be below 9.5% for VHA and 3.5% for UHC of the total number of shares included in that registration statement.

     S-3 Registration Rights. If we are eligible to file a registration statement on Form S-3 and if the aggregate price of the shares to be offered to the public is at least $1.0 million, stockholders holding at least 1% of our common stock with registration rights, any stockholder holding shares of our common stock issued upon conversion of our Series E and E-1 preferred stock, and each of VHA and UHC can request that we file a registration statement on Form S-3 covering the resale of these shares. We are not required to file a registration statement more than once in a 12-month period on Form S-3 for each of the following: the holders of our securities with registration rights as a group; the holders of conversion shares for our Series E and E-1 preferred stock; and the holders of common stock issued to UHC in the Novation transactions. We are not required to file a registration statement more than twice in a 12-month period on Form S-3 for the holders of common stock issued to VHA in the Novation transactions.

     Expenses of Registration. We will generally pay all registration expenses relating to all demand and piggyback registrations, and relating to the first three Form S-3 registrations, except for underwriter's and brokers' discounts and commissions, which will be paid by the participating stockholders.

     Expiration of Registration Rights. These registration rights will expire with respect to a particular stockholder if all of its shares of common stock may be sold in a three-month period pursuant to Rule 144 of the Securities Act. In any event, the registration rights described above will expire on September 30, 2005.

     If we are unable to enter into an amended and restated registration rights agreement having these terms, we have agreed with VHA and UHC to grant to VHA and UHC registration rights as similar to these rights as possible.

VOTING AGREEMENTS

     Nine of our stockholders, including each of our directors or entities affiliated with them, have entered into voting agreements with VHA and UHC as an inducement for VHA and UHC to enter into their respective transactions with us. Under the voting agreements, these stockholders have agreed to vote a portion of their respective shares of our common stock equal to, in the aggregate, a total of approximately 25% of our outstanding shares at any Neoforma stockholders meeting or in any action taken by the written consent of our stockholders:

     - in favor of the issuance of shares of our common stock, warrants to purchase our common stock, and the shares of our common stock issuable under the warrants, and all actions required by the amended and restated common stock and warrant agreements; and

     - against approval of any action or agreement which would result in a breach of any covenant, representation or warranty or any other obligation or agreement by us under the amended and restated common stock and warrant agreements, or by the stockholders under the voting agreement.

     None of the persons who entered into a voting agreement were paid additional consideration in connection with the voting agreements. The voting agreements will terminate upon the earlier of the closing of the transactions or the valid termination of the amended and restated common stock and warrant agreements in accordance with its terms.

PRO FORMA CAPITALIZATION


     On June 23, 2000, there were 69,017,590 shares of our common stock outstanding. The following table represents the potential number and percentage of our common stock that could be beneficially owned by VHA and UHC after completion of the issuance of securities in connection with the Novation transactions. The first two columns represent only the issuance of our common stock at closing. The second two columns assume that all options and warrants outstanding on June 23, 2000, including the warrants to be issued to VHA and UHC, will be fully exercised, that none of the shares issued to VHA will be forfeited, that VHA and UHC will achieve all performance-based milestones in their respective warrants and that VHA and UHC will not distribute their shares to any of their members or patrons or otherwise.



                             NUMBER OF SHARES                  NUMBER OF SHARES
                           IF PROPOSAL NO. 2 IS                UPON EXERCISE OF
                             APPROVED BY OUR      PERCENTAGE     ALL OPTIONS       PERCENTAGE
                               STOCKHOLDERS       OWNERSHIP      AND WARRANTS      OWNERSHIP
                           --------------------   ----------   ----------------    ----------
VHA......................       46,267,530            37%         77,112,550           44%
UHC......................       11,279,150             9%         18,798,586           11%
All other stockholders...       69,017,590            55%         79,192,788           45%
                               -----------           ---         -----------          ---
  Total..................      126,564,270           100%        175,103,924          100%


           THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE ISSUANCE
             OF THE SHARES AND WARRANTS TO THE OWNERS OF NOVATION.

                                 PROPOSAL NO. 3

             APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

     Our certificate of incorporation currently authorizes us to issue up to 200,000,000 shares of common stock and 5,000,000 shares of preferred stock. This proposal would amend the certificate of incorporation to authorize us to issue up to 300,000,000 shares of common stock and the number of shares of preferred stock would remain unchanged. A copy of the form of amended and restated certificate of incorporation is attached to this proxy statement as Annex D. The larger number of authorized shares of common stock provided for in this proposal will provide us the certainty and flexibility to undertake various types of transactions, including stock splits, in the form of stock dividends, financings, increases in the shares reserved for issuance pursuant to stock incentive plans, or other corporate transactions not yet determined.


     As of the record date, there were 200,000,000 shares of common stock authorized, approximately 69,017,590 issued and outstanding shares of our common stock, approximately 8,192,393 shares reserved for issuance upon exercise of stock options granted under our stock option plans, approximately 6,284,276 shares reserved for issuance under our 1999 Equity Incentive Plan, 750,000 shares reserved for issuance for purchases under our 1999 Employee Stock Purchase Plan, 1,081,793 shares reserved for issuance upon exercise of stock options that were assumed in the acquisitions of EquipMD, Inc., and Pharos Technologies, Inc. and 898,147 shares subject to issuance upon the exercise of outstanding warrants. In addition, if Proposal No. 2 is approved, we will issue approximately 57,546,680 shares of common stock to VHA and UHC and will issue warrants to purchase an additional 38,364,456 shares of common stock to VHA and UHC. If the proposed increase in the number of authorized shares of common stock from 200,000,000 to 300,000,000 shares were approved, we would then have 117,864,665 shares of common stock available for issuance in the future.


     Our board of directors believes that the availability of additional authorized shares of common stock will provide us with the ability to respond to future circumstances with a reasonable degree of flexibility. These circumstances might include acquiring other companies, raising equity capital, adoption of additional employee benefit plans or reservation of additional shares for issuance under these plans or other proper corporate purposes. Under the proposed amendment to the certificate of incorporation, the additional shares of common stock would be available for issuance without further stockholder action, unless stockholder action is otherwise required by Delaware law or the rules of any stock exchange or automated quotation system on which the common stock may then be listed or quoted.

     Should our board of directors elect to issue additional shares of common stock, existing stockholders would not have any preferential or preemptive rights to purchase shares. Therefore, additional issuances of common stock could have a dilutive effect on the earnings per share, voting power and stock holdings of current stockholders. The additional shares of common stock that would become available for issuance if the proposed amendment were adopted could also be used by us to oppose a hostile takeover attempt or delay or prevent changes of our control or changes in or removal of our management. For example, without further stockholder approval, the board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current board. Although this proposal to increase the number of authorized shares of common stock has been prompted by business and financial considerations, not by the threat of any attempt to accumulate shares or otherwise gain control of us, stockholders nevertheless should be aware that approval of the proposal could facilitate future efforts by us to deter or prevent changes of our control, including transactions that are favored by a majority of the independent stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner.

     In addition, the authority granted by our certificate of incorporation to the board to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of any class or series of our preferred stock could be used for anti-takeover purposes. The proposal to increase the number of authorized shares of common stock, however, is not part of any plan to adopt a series of amendments having an anti-takeover effect, and our management presently does not intend to propose anti-takeover measures in future proxy solicitations.

                THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT
                      TO OUR CERTIFICATE OF INCORPORATION.

                                 PROPOSAL NO. 4

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     We have selected Arthur Andersen LLP as our independent auditors to perform the audit of our financial statements for the year ending December 31, 2000, and the stockholders are being asked to ratify this selection. Representatives of Arthur Andersen LLP are expected to be present at the annual meeting, will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions.

               THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION
                    OF THE SELECTION OF ARTHUR ANDERSEN LLP.

                     CURRENT EXECUTIVE OFFICERS OF NEOFORMA

     The following table presents information regarding our executive officers as of June 23, 2000.

                  NAME                     AGE                        POSITION
                  ----                     ---                        --------
Robert J. Zollars........................  42     Chairman, President and Chief Executive Officer
Frederick J. Ruegsegger..................  44     Chief Financial Officer
Daniel A. Eckert.........................  35     Senior Vice President, Hospital/IDN Business
Charles D. Brennan.......................  45     Senior Vice President, Services Delivery
Allen M. Capsuto.........................  47     Senior Vice President, Physician Business
Alan Milinazzo...........................  41     Senior Vice President, Global Marketing
Steven J. Wigginton......................  34     Senior Vice President, Product Development

     For biographical information on Robert J. Zollars, please see the section of Proposal No. 1 entitled "Election of Directors."

     Frederick J. Ruegsegger has served as our Chief Financial Officer since July 1999. From December 1996 to July 1999, Mr. Ruegsegger worked at Axys Pharmaceuticals, Inc., a biopharmaceutical company, most recently as Senior Vice President of Finance and Corporate Development and Chief Financial Officer. From July 1993 to December 1996, Mr. Ruegsegger was President, Chief Executive Officer and a director of EyeSys Technologies Inc., an eye care diagnostic equipment and software company.

     Daniel A. Eckert has served as our Senior Vice President, Hospital/IDN Business since May 2000. From August 1999 to May 2000, he served as Executive Vice President of Sales and from November 1999 to May 2000, as President of Neoforma Shop. From April 1998 to August 1999, Mr. Eckert was President and Chief Operating Officer of Fisher Healthcare, a division of Fisher Scientific International, which is a distributor of medical products. From September 1992 to April 1998, Mr. Eckert held several positions at McKesson Corporation, including Senior Vice President of Corporate Sales for the Health Systems Group, Senior Vice President of Sales and Marketing for McKesson/General Medical Corporation and Vice President of Acute Care.

     Charles D. Brennan has served as our Senior Vice President, Services Delivery since May 2000. From January 2000 to May 2000, he served as our Vice President, Professional Services. From 1990 until January 2000, he held various positions at Computer Sciences Corporation, or CSC, a global information technologies company, including Managing Director of CSC's National Healthcare Supply Chain Practice since its formation in June 1997.

     Allen M. Capsuto has served as our Senior Vice President, Physician Business since May 2000. Prior to joining us, Mr. Capsuto was the President and CEO of EquipMD, Inc. From 1998 until 1999, Mr. Capsuto was Executive Vice President and CEO for International Medical Innovation, Inc. From 1996 until 1998, Mr. Capsuto was Executive Vice President and CFO for Outsourcing Solutions, Inc. and from 1990 until 1996, Mr. Capsuto served as Executive Vice President and CFO for Purolator Courier LTD.

     Alan Milinazzo has served as our Senior Vice President, Global Marketing since May 2000. From February 2000 to May 2000, Mr. Milinazzo served as our Senior Vice President of International Operations and President of Neoforma Europe. From 1988 until February 2000, Mr. Milinazzo held several positions with Boston Scientific Corporation, a medical device manufacturer, including International Vice President of Sales and Marketing for Europe and Vice President of Corporate Sales.

     Steven J. Wigginton has served as our Senior Vice President, Product Development since May 2000. From January 2000 to May 2000, Mr. Wigginton served as our Vice President, Sales and Development. Mr. Wigginton co-founded Pharos Technologies, Inc., a developer of content management software, and served as a Vice President of Pharos from July 1999 until January 2000. From November 1997 until July 1999, Mr. Wigginton served as the National Sales Manager of Thomas Publishing Company, a provider of product and supply chain information, and from November 1996 until November 1997, he served as the National Sales Manager of Autodesk's Data Publishing Group, which provides product information to mechanical engineers and architectural designers. From August 1993 until November 1996, Mr. Wigginton served as the Director of Sales of Industry.Net, a business-to-business e-commerce company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information with respect to the beneficial ownership of our common stock as of June 23, 2000 by:

     - each person who is known by us to own beneficially more than 5% of our common stock;

     - each of our directors;

     - our Chief Executive Officer, our four other most highly compensated executive officers whose salary and bonus was more than $100,000 during the fiscal year ended December 31, 1999, and one of our co-founders; and

     - all of our directors and executive officers as a group.


     The number and percentage of our common stock beneficially owned are based on 69,017,590 shares of common stock outstanding at June 23, 2000. Shares of common stock that are subject to options currently exercisable or exercisable within 60 days of June 23, 2000, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes following the table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.



                                                              SHARES BENEFICIALLY OWNED
                                                              --------------------------
                  NAME OF BENEFICIAL OWNER                      NUMBER       PERCENTAGE
                  ------------------------                    -----------    -----------
EXECUTIVE OFFICERS AND DIRECTORS:
Robert J. Zollars(1)........................................   5,239,475          7.6%
Jeffrey H. Kleck(2).........................................   3,929,448          5.7
Wayne D. McVicker(3)........................................   3,932,208          5.7
Frederick J. Ruegsegger(4)..................................     604,555          0.9
Robert Flury(5).............................................     609,392          0.9
Bhagwan D. Goel(6)..........................................     595,000          0.9
Daniel A. Eckert(7).........................................     550,000          0.8
David L. Douglass(8)........................................   3,066,102          4.4
Terence J. Garnett(9).......................................   2,240,009          3.2
Madhavan Rangaswami(10).....................................     997,052          1.4
Richard D. Helppie(11)......................................   1,030,282          1.5
Andrew J. Filipowski(12)....................................   1,206,338          1.7
All 13 directors and executive officers as a group(13)......  20,897,590         29.4
OTHER 5% STOCKHOLDERS
Dell USA L.P.(14)...........................................   4,401,408          6.4
Delphi Ventures(15).........................................   3,066,102          4.4
Venrock Associates(16)......................................   5,448,260          7.9


---------------
 (1) Includes 3,602,315 shares of common stock subject to a repurchase right that lapses at a rate of 900,578 shares in July 2000 and 75,048 shares per month thereafter.

 (2) Includes 19,805 shares of common stock held by Jeffrey H. Kleck and Julie
     C. Kleck, Trustees of the 1999 Kleck Children's Irrevocable Trust "A" dated September 28, 1999 for the benefit of Katrina C. Kleck and 19,805 shares of common stock held by Jeffrey H. Kleck and Julie C. Kleck, Trustees of the 1999 Kleck Children's Irrevocable Trust "B" dated September 28, 1999 for the benefit of Alaina C. Kleck. Mr. Kleck disclaims beneficial ownership of the shares held by these entities.

 (3) Includes 16,948 shares of common stock held by McVicker Children's Trust A for the benefit of Weston G. McVicker and 16,948 shares of common stock held by McVicker Children's Trust B for the benefit of Reece A. McVicker. Mr. McVicker disclaims beneficial ownership of the shares held by these entities.

 (4) These shares are subject to a repurchase right that lapses over time.

 (5) Includes 272,261 shares of common stock that are subject to a repurchase right that lapses over time and 159,392 shares of common stock issuable under options that vest over time. In connection with our May 2000 reorganization, Mr. Flury is no longer serving as one of our executive officers.

 (6) Includes 520,626 shares of common stock that are subject to a repurchase right that lapses over time. As of May 25, 2000, we announced that Mr. Goel will be leaving Neoforma to pursue other interests.

 (7) Includes 356,251 shares of common stock that are subject to a repurchase right that lapses over time and 100,000 shares of common stock issuable under options that vest over time.

 (8) Includes 59,915, 2,906,187 and 67,170 shares of common stock held of record by Delphi BioInvestments IV, L.P., Delphi Ventures IV, L.P. and individual partners of Delphi Ventures IV, L.P., respectively. Mr. Douglass, one of our directors, is a managing member of Delphi Management Partners IV, L.L.C., the sole general partner of both Delphi BioInvestments IV, L.P. and Delphi Ventures IV, L.P. Mr. Douglass disclaims beneficial ownership of the shares held by these entities and partners.

 (9) Represents 150,848 shares of common stock held by Terence J. Garnett and 2,089,161 shares of common stock held by Terence J. and Katrina A. Garnett, Trustees of the Garnett Family Trust UDT 4/2/97. 36,112 of these shares of common stock are subject to a repurchase right that lapses over time.

(10) Includes 36,112 shares of common stock that are subject to a repurchase right that lapses over time.

(11) Includes 880,282 shares of common stock held by Superior Consultant Holdings Corporation. Mr. Helppie, one of our directors, is the Chairman, Chief Executive Officer and President of Superior. Mr. Helppie disclaims beneficial ownership of the shares held by Superior.

(12) Includes 1,056,338 shares of common stock held by divine interVentures, inc. Mr. Filipowski, one of our directors, is President, Chief Executive Officer and Chairman of the board of divine interVentures, inc. Includes 150,000 shares of common stock issuable under an option held by Mr. Filipowski which was granted after September 30, 1999. Mr. Filipowski disclaims beneficial ownership of the shares held by divine interVentures, inc.

(13) Includes 1,983,006 shares of common stock issuable under options held by directors and executive officers that are presently exercisable within 60 days of June 23, 2000. Also includes 4,711,037 outstanding shares that are subject to repurchase rights that lapse over time. Excludes the shares of Robert Flury and Bhagwan D. Goel, as they are no longer executive officers of our company.

(14) The address of Dell USA L.P. Corporation is One Dell Way, Round Rock, TX 78682.

(15) Includes 59,915 and 2,906,187 shares of common stock held by Delphi BioInvestments IV, L.P. and Delphi Ventures IV, L.P. Both entities are limited partnerships for which Delphi Management Partners IV, L.L.C., is the sole general partner. Both entities are limited partnerships managed by a group of individuals who serve as general partners of both partnerships. The address of Delphi Ventures is 3000 Sand Hill Road, Bldg. 1 #135, Menlo Park, CA 94025.

(16) Represents 2,295,021, 3,136,162 and 17,077 shares of common stock held by Venrock Associates, Venrock Associates II, L.P. and Venrock Entrepreneurs Fund. The address of Venrock Associates is 2494 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

                             EXECUTIVE COMPENSATION

     The following table shows all compensation awarded to, earned by or paid for services rendered to us in all capacities during 1997, 1998 and 1999 by our Chief Executive Officer and four other most highly compensated executive officers who were serving as executive officers at the end of 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                       ------------
                                                                                          AWARDS
                                                      ANNUAL COMPENSATION              ------------
                                            ---------------------------------------     SECURITIES
                                                                      OTHER ANNUAL      UNDERLYING
   NAME AND PRINCIPAL POSITION      YEAR     SALARY       BONUS       COMPENSATION       OPTIONS
   ---------------------------      ----    --------    ----------    -------------    ------------
Robert J. Zollars(1)..............  1999    $250,000    $  250,000     $   338,000(2)   5,239,475
  Chairman, President and           1998          --            --              --             --
  Chief Executive Officer           1997          --            --              --             --

Frederick J. Ruegsegger(3)........  1999      83,333        24,999          54,880(4)     604,555
  Chief Financial Officer and       1998          --            --              --             --
  Secretary                         1997          --            --              --             --

Robert Flury(5)...................  1999     160,412        66,666              --        609,392
  Senior Vice President of          1998          --            --              --             --
  Business Development              1997          --            --              --             --

Bhagwan D. Goel(6)................  1999      52,933       100,000              --        595,000
  Executive Vice President of       1998          --            --              --             --
  Products and Services             1997          --            --              --             --

Daniel A. Eckert(7)...............  1999     102,200            --          39,662(8)     450,000
  Executive Vice President of
     Sales                          1998          --            --              --             --
  and President of Neoforma Shop    1997          --            --              --             --

---------------
(1) Mr. Zollars joined us in July 1999.

(2) Represents a reimbursement related to bonuses earned but unpaid by Mr. Zollars' prior employer.

(3) Mr. Ruegsegger joined us in July 1999.

(4) Represents a reimbursement related to the repayment of a relocation loan made by Mr. Ruegsegger's prior employer.

(5) Mr. Flury joined us in February 1999. In connection with our May 2000 reorganization, Mr. Flury is no longer serving as one of our executive officers.

(6) Mr. Goel joined us in October 1999. As of May 25, 2000, we announced that Mr. Goel will be leaving Neoforma to pursue other interests.

(7) Mr. Eckert joined us in July 1999. Since May 2000, Mr. Eckert has been serving as our Senior Vice President, Hospital/IDN Business.

(8) Represents a reimbursement for relocation expenses paid to Mr. Eckert.

                          OPTION GRANTS IN FISCAL 1999

     During 1999, we granted options to purchase a total of 15,451,664 shares of common stock to employees. All options granted are immediately exercisable and are nonqualified stock options. We have the right to repurchase the unvested shares upon termination of the optionee's employment with us. we granted the options listed below at an exercise price equal to the fair market value of its common stock, as determined by the board of directors on the date of grant. With regard to the options granted to Messrs. Ruegsegger and Flury, the options vest as to 25% of the underlying shares upon the first anniversary of the date of hire and as to an additional 2.083% each month thereafter. With regard to the options granted to Messrs. Goel and Eckert, the options vest as to 2.083% per month. With regard to the options granted to Mr. Zollars, 1,637,160 options vested upon his entering into his employment agreement and 3,602,315 options vest as to 25% of the underlying shares upon the first anniversary of the date of hire and as to an additional 2.083% each month thereafter. The options have a term of ten years from the date of grant or three months after termination of employment.

     In the table below, potential realizable values computed by (a) multiplying the number of shares of common stock subject to a given option by the deemed fair market value of the underlying common stock at December 31, 1999, (b) compounding the aggregate stock value derived from the foregoing calculation at an annual rate of 5% or 10% over the ten-year term of the option and (c) subtracting from that result the aggregate option exercise price. The 5% and 10% assumed annual rate of compounded stock price appreciation are based on Securities and Exchange Commission requirements and do not represent our estimates or projections of future common stock prices.

                                            INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                                        --------------------------                    VALUE AT ASSUMED
                           NUMBER OF      PERCENT OF                                ANNUAL RATES OF STOCK
                           SECURITIES   TOTAL OPTIONS                                PRICE APPRECIATION
                           UNDERLYING     GRANTED TO     EXERCISE                     FOR OPTION TERMS
                            OPTIONS      EMPLOYEES IN      PRICE     EXPIRATION   -------------------------
          NAME              GRANTED     FISCAL YEAR(%)   PER SHARE      DATE          5%            10%
          ----             ----------   --------------   ---------   ----------   -----------   -----------
Robert J. Zollars........  5,239,475        33.91%         $0.10      6/29/2009   $59,217,921   $94,604,994
Frederick J.
  Ruegsegger.............    604,555         3.91           0.50      9/02/2009     6,591,017    10,674,142
Robert Flury.............    609,392         3.94           0.10      1/14/2009     6,887,508    11,003,302
Bhagwan D. Goel..........    595,000         3.85           3.00     10/04/2009     4,999,346     9,017,937
Daniel A. Eckert.........    450,000         2.91           0.50      9/07/2009     4,906,018     7,945,283

  AGGREGATE OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth for each of our Chief Executive Officer and four other most highly compensated executive officers who were serving as executive officers at the end of 1999 the number of shares of common stock acquired and the value realized upon exercise of stock options during 1999 and the number and value of shares of common stock subject to "vested" and "unvested" options held as of December 31, 1999. Value at fiscal year end of unexercised in the money options is the difference between the exercise price and the deemed fair market value of the underlying common stock on December 31, 1999.

     In the table below, the heading "vested" refers to shares as to which our right of repurchase has lapsed. The heading "unvested" refers to shares that we have the right to repurchase upon termination of the optionee's employment.

                                                         NUMBER OF SECURITIES
                                                              UNDERLYING         VALUE OF UNEXERCISED
                               SHARES                    UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS
                              ACQUIRED                    AT FISCAL YEAR END      AT FISCAL YEAR END
                                 ON          VALUE       --------------------    --------------------
            NAME              EXERCISE      REALIZED     VESTED     UNVESTED     VESTED     UNVESTED
            ----              ---------    ----------    -------    ---------    ------    ----------
Robert J. Zollars...........  5,239,475    $  523,948      --             --      $--      $       --
Frederick J. Ruegsegger.....    604,555       302,278      --             --       --              --
Robert Flury................    450,000        45,000      --        159,392       --       1,099,805
Bhagwan D. Goel.............    595,000     1,785,000      --             --       --              --
Daniel A. Eckert............    450,000       225,000      --             --       --              --

               COMPENSATION ARRANGEMENTS WITH EXECUTIVE OFFICERS

     Mr. Zollars. In July 1999, we entered into an at-will employment agreement with Robert J. Zollars for him to serve as our Chairman, President and Chief Executive Officer. Under this agreement, Mr. Zollars receives a salary equal to $500,000 for the first year of the agreement, which can be increased by us in subsequent years. Mr. Zollars received a $250,000 bonus in December 1999. Beginning in 2000 and for each following year while he is employed by us, Mr. Zollars is eligible to receive a bonus payment of at least $500,000 for that fiscal year, based upon whether we achieve revenue and profitability targets and/or other organizational milestones to be specified by our board of directors.

     Upon entering into this employment agreement, Mr. Zollars received an option to purchase 1,637,160 shares of our common stock and an option to purchase 3,602,315 shares of our common stock, each at an exercise price of $0.10 per share. Both options were immediately exercisable and Mr. Zollars exercised these options in full in July 1999. All of the shares purchased under the option for 3,602,315 shares were subject to a repurchase right that lapses at a rate of 900,578 shares after his first year of employment and 75,048 shares per month thereafter. If we are acquired or if certain changes in control of Neoforma occur, the then unvested portion of his option will become vested.

     Mr. Zollars is eligible to receive from us a moving assistance loan of $2.5 million, which will be forgiven in equal monthly installments on the last day of each month from the date of closing on his new home through June 30, 2003. As of June 16, 2000, Mr. Zollars has not exercised this benefit. Mr. Zollars also has the right to be reimbursed by us up to $300,000 for any loss on the sale of his previous home. We are obligated to reimburse Mr. Zollars for an additional $338,000 plus additional moving expenses incurred in connection with his joining us.

     If Mr. Zollars' employment is terminated other than for disability or cause, or if Mr. Zollars resigns for good reason, he will be entitled to receive an amount equal to his annual salary, bonus and benefits. In addition, our right to repurchase all outstanding stock held by Mr. Zollars will lapse and the forgiveness of the home loan will be treated as if he had been employed by us for 12 additional months after the termination of employment. Good reason includes a reduction in his duties or responsibilities or a reduction in his salary, bonus or other benefits.

     Mr. Ruegsegger. In June 1999, we entered into an offer letter with Frederick J. Ruegsegger for him to serve as our Chief Financial Officer. Under this offer letter, Mr. Ruegsegger receives a salary equal to $200,000 per year. Mr. Ruegsegger is eligible to receive a bonus of up to $12,500 each quarter, based upon performance milestones to be specified by our president and assessed by our board of directors. In December 1999, Mr. Ruegsegger received $54,880 related to the repayment of a relocation loan. Upon entering into employment with us, Mr. Ruegsegger received an option to purchase 604,555 shares of our common stock at $0.50 per share. This option is immediately exercisable and Mr. Ruegsegger has exercised the option in full. All of the shares underlying the option were subject to a right of repurchase. The shares underlying the option vest over four years, with one fourth of the shares vesting at the end of the first year of employment with us and an additional one forty-eighth vesting each month thereafter, for so long as he is employed by us. If Mr. Ruegsegger's employment is terminated other than for cause, he will be entitled to receive an amount equal to three months of his salary. In addition, in the event of a change of control of Neoforma and termination of Mr. Ruegsegger's employment, 50% of the then unvested portion of Mr. Ruegsegger's option shall immediately vest.

     Mr. Goel. In September 1999, we entered into an offer letter with Bhagwan
D. Goel for him to serve as our Executive Vice President of Products and Services. Under this offer letter, Mr. Goel receives a salary equal to $225,000 per year. Mr. Goel received $100,000 in bonuses during 1999 and is entitled to receive a bonus of $50,000 after one year of employment. Upon entering into employment with us, Mr. Goel received an option to purchase 595,000 shares of our common stock at $3.00 per share. This option is immediately exercisable and Mr. Goel has exercised the option in full. As of June 16, 2000, 495,834 of the shares underlying the option were subject to a right of repurchase. The shares underlying the option vest in equal monthly installments over four years, for so long as he is employed by us. If Mr. Goel's employment is terminated other than for cause, he will be entitled to receive an amount equal to 12 months of his salary. In

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

addition, in the event of certain changes of control of Neoforma, 50% of the then unvested portion of his option shall immediately vest. On May 25, 2000, we announced that Mr. Goel would be leaving Neoforma to pursue other interests.

     Mr. Flury. In December 1998, we entered into an offer letter with Robert Flury for him to serve as our Vice President of Enterprise Sales. Under this offer letter, Mr. Flury receives a salary equal to $175,000 per year. Mr. Flury received bonuses of $66,666 during 1999, and is eligible to earn a bonus of up to $25,000 each quarter, based upon performance milestones to be specified by our president and assessed by our board of directors. Upon entering into employment with us, Mr. Flury received an option to purchase 609,392 shares at $0.10 per share. This option is immediately exercisable and Mr. Flury has exercised 450,000 shares of his option. As of June 16, 2000, 246,870 of the shares underlying the option were subject to a right of repurchase. The shares underlying the option vest over four years, with one-fourth of the shares vesting at the end of the first year of employment with us and an additional one forty-eighth vesting each month thereafter, for so long as he is employed by us. If Mr. Flury's employment is terminated other than for cause, he will be entitled to receive an amount equal to three months of his salary. In addition, in the event of a change of control of Neoforma and termination of Mr. Flury's employment, 50% of the then unvested portion of Mr. Flury's option shall immediately vest.

     Mr. Eckert. In July 1999, we entered into an offer letter with Daniel A. Eckert for him to serve as our Executive Vice President of Sales. Under this offer letter, Mr. Eckert receives a salary equal to $250,000 per year. Mr. Eckert received $39,662 related to relocation costs and is entitled to receive a bonus of $50,000 per year, based upon performance milestones to be specified by our president and assessed by our board of directors. Upon entering into employment with us, Mr. Eckert received an option to purchase 450,000 shares of our common stock at $0.50 per share. This option is immediately exercisable and Mr. Eckert has exercised the option in full. As of June 16, 2000, 356,251 of the shares underlying the option were subject to a right of repurchase. The shares underlying the option vest in equal monthly installments over four years, for so long as he is employed by us. If Mr. Eckert's employment is terminated other than for cause, he will be entitled to receive an amount equal to six months of his salary. In the event of certain changes of control of Neoforma, 50% of the then unvested portion of Mr. Eckert's option shall immediately vest.


     Mr. Capsuto. As a result of our acquisition of EquipMD in April 2000, we entered into an employment agreement with Allen M. Capsuto for him to serve as one of our officers. In May 2000, Mr. Capsuto was appointed as Senior Vice President, Physician Business. Under his employment agreement, Mr. Capsuto receives a salary equal to $225,000 per year. Mr. Capsuto is eligible to receive an annual bonus of up to 25% of his salary, based upon performance milestones to be specified by our President or Chief Executive Officer and assessed by our board of directors. In addition, upon the closing of the EquipMD acquisition, Mr. Capsuto's EquipMD shares were converted into 209,531 shares of our common stock. In connection with the acquisition, we also assumed an option to purchase 513,104 shares of our common stock at $2.86 per share and an option to purchase 219,902 shares of our common stock at $3.58 per share. These options are immediately exercisable and vest with respect to one-fourth of the shares in April 2000, and with respect to one forty-eighth of the shares each month thereafter for so long as he is employed by us. Mr. Capsuto has not exercised any of his options to date. If Mr. Capsuto's employment is terminated other than for cause within 18 months of the start of his employment, he will be entitled to receive an amount equal to 12 months of his salary plus 50% of his unvested shares. In addition, in the event of a change of control of Neoforma and termination of Mr. Capsuto's employment without cause or constructive termination of Mr. Capsuto's employment without good reason, 50% of the then unvested portion of Mr. Capsuto's option shall immediately vest.


     Mr. Milinazzo. In January 2000, we entered into an offer letter with Alan Milinazzo for him to serve as our Senior Vice President of International Operations. Under this offer letter, Mr. Milinazzo receives a salary equal to $200,000 per year. Mr. Milinazzo is entitled to receive a quarterly bonus of $12,500 based upon the achievement of milestones to be specified by our President or Chief Executive Officer and assessed by our board of directors. Upon entering into employment with us, Mr. Milinazzo received an option to purchase 450,000 shares of our common stock at $7.00 per share. This option is immediately exercisable, however, Mr. Milinazzo has not yet exercised any portion of his option. The shares underlying the option vest over four years, with one-fourth of the shares vesting at the end of the first year of employment with us and an additional
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

one forty-eighth vesting each month thereafter, for so long as he is employed by us. If Mr. Milinazzo's employment is terminated other than for cause, he will be entitled to receive an amount equal to three months of his salary. In addition, in the event of a change of control of Neoforma, and termination of Mr. Milinazzo's employment, 50% of the then unvested portion of Mr. Milinazzo's options shall immediately vest.

     Mr. Brennan. In January 2000, we entered into an offer letter with Charles
D. Brennan for him to serve as our Vice President of Professional Services. Under this offer letter, Mr. Brennan receives a salary equal to $200,000 per year. Mr. Brennan received a $50,000 bonus when he commenced his employment with us and is entitled to receive a quarterly bonus of $12,500 based upon the achievement of milestones to be specified by our President or Chief Executive Officer and assessed by our board of directors. Upon entering into employment with us, Mr. Brennan received an option to purchase 200,000 shares of our common stock at $7.00 per share. This option is immediately exercisable, however, Mr. Brennan has not yet exercised any portion of his option. The shares underlying the option vest in equal monthly installments over four years, with one-fourth of the shares vesting at the end of the first year of employment with us and an additional one forty-eighth vesting each month thereafter, for so long as he is employed by us. In June 2000, Mr. Brennan was granted an option to purchase 100,000 shares of our common stock at $8.125 per share. This option is immediately exercisable and the shares underlying the option vest in equal monthly installments over four years, for so long as he is employed by us. To date, Mr. Brennan has not exercised this option.

     Mr. Wigginton. In January 2000, as a result of our acquisition of Pharos Technologies, we entered into an offer letter with Steven J. Wigginton for him to serve as our Vice President of Sales and Business Development. Under this offer letter, Mr. Wigginton receives a salary equal to $140,000 per year. In addition, upon the closing of the Pharos Technologies acquisition, Mr. Wigginton's shares of Pharos Technologies common stock were converted into 239,027 shares of our common stock, of which 95,611 shares are subject to a right of repurchase, which right expires with respect to one twenty-fourth of the shares each month, for so long as he is employed by us. In June 2000, Mr. Wigginton was granted an option to purchase 100,000 shares of our common stock at $8.125 per share. This option is immediately exercisable and the shares underlying the option vest in equal monthly installments over four years, for so long as he is employed by us. To date, Mr. Wigginton has not exercised this option. In May 2000, Mr. Wigginton's salary was increased to $200,000 per year. Mr. Wigginton is eligible to receive an annual bonus of up to 30% of his salary, based upon performance milestones to be specified by our President or Chief Executive Officer and assessed by our board of directors.

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

                      REPORT OF THE COMPENSATION COMMITTEE

     Under Item 402(a)(9) of Regulation S-K promulgated by the Securities and Exchange Commission, neither the "Report of the Compensation Committee" nor the material under the caption "Performance Graph" shall be deemed to be filed with the SEC for purposes of the Securities Exchange Act of 1934, nor shall the report or the graph be deemed to be incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934, or the Securities Act of 1933.

     The Compensation Committee of the board of directors administers our executive compensation program. Prior to our initial public offering in January 2000, our executive compensation program was administered by the full board of directors. The current members of the Compensation Committee are David L. Douglass, Andrew J. Filipowski and Richard D. Helppie. Each of these persons is a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. None of these individuals has at any time been one of our officers or employees. For a description of the transactions between us and members of the compensation committee and entities affiliated with the compensation committee members, see "Certain Relationships and Related Transactions." Robert J. Zollars, our President and Chief Executive Officer, is a member of the board of directors of divine interVentures, inc., of which Mr. Filipowski is President, Chief Executive Officer and Chairman of the board of directors.

GENERAL COMPENSATION PHILOSOPHY

     The role of the compensation committee is to set the salaries and other compensation of our executive officers and other key employees, and to make grants under, and to administer, our stock option and other employee equity and bonus plans. Our compensation philosophy for executive officers is to relate compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables us to attract, motivate, reward and retain key executives and employees. Accordingly, each executive officer's compensation package may, in one or more years, be comprised of the following three elements:

     - base salary that is designed primarily to be competitive with base salary levels in effect at high technology companies in the Silicon Valley that are of comparable size to us and with which we compete for executive personnel;

     - annual variable performance awards, such as bonuses, payable in cash and tied to the achievement of performance goals, financial or otherwise; and

     - long-term stock-based incentive awards, which strengthen the mutuality of interests between the executive officers and our stockholders.

EXECUTIVE COMPENSATION

     Base Salary. Salaries for executive officers for 1999 were generally determined on an individual basis in connection with the executive officer's acceptance of employment with us by evaluating each executive's scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies.

     Quarterly Incentive Awards. We provide quarterly incentive bonuses to certain employees, including executive officers, pursuant to the terms of the offer letters they enter into upon accepting employment with us. Target bonuses are generally established based on a percentage of base salary and become payable upon the achievement of specified goals and personal and team objectives established by the employee's manager. At the end of the quarter, performance is assessed and the level of bonus payable, if any, is determined.

     Long-Term Incentive Awards. The compensation committee believes that equity-based compensation in the form of stock options links the interests of executive officers with the long-term interests of our stockholders and encourages executive officers to remain in our employ. Stock options generally have value for executive officers only if the price of our stock increases above the fair market value on the grant date and the officer remains in our employ for the period required for the shares to vest.

     Other Compensation. Our executive officers are also eligible to participate in compensation and benefit programs generally available to other employees, including our Employee Stock Purchase Plan.

     We grant stock options in accordance with our 1999 Equity Incentive Plan and previously, our 1997 Stock Plan. Stock options typically have been granted to executive officers when the executive first joins us. The compensation committee may, however, grant additional stock options to executive officers in connection with a change in responsibilities, to achieve equity within a peer group, as a retention device or to align their interests with stockholders for other reasons. The number of shares subject to each stock option granted is within the discretion of the compensation committee and is based on anticipated future contribution and ability to impact our results, past performance or consistency within the officer's peer group. At the discretion of the compensation committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with us and to strive to increase the value of our common stock. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of our common stock on the date of grant.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Zollars' initial base salary, target bonus, bonus paid and long-term incentive awards were determined by the terms of his employment agreement entered into upon his acceptance of employment with us in July 1999. The compensation committee will review Mr. Zollars' compensation annually in a manner consistent with the factors described above for all executive officers.

INTERNAL REVENUE CODE SECTION 162(M) LIMITATION

     Section 162(m) of the Internal Revenue Code limits the tax deduction to $1.0 million for compensation paid to executives of public companies. The compensation committee has considered the potential impact of the requirements of Section 162(m) on the compensation paid to our executive officers. The compensation committee's present intention is to comply with Section 162(m) unless the compensation committee feels that required changes would not be in the best interest of us or our stockholders.

                                          Compensation Committee
                                          David L. Douglass
                                          Andrew J. Filipowski
                                          Richard D. Helppie

                         STOCK PRICE PERFORMANCE GRAPH

     We have not included a stock price performance graph in this document, as there was no public trading market for our common stock during the fiscal year ended December 31, 1999.

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

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Other than compensation agreements and other arrangements, which are described in "Executive Compensation" and the transactions described below, since January 1, 1999, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

     - in which the amount involved exceeded or will exceed $60,000, and

     - in which any director, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

STOCK FINANCINGS/STOCK EXCHANGES

  Series D preferred stock financing

     In February 1999, we sold 10,196,361 shares of our Series D preferred stock for approximately $1.18 per share. The following directors, executive officers and/or 5% stockholders purchased the Series D preferred stock:

     - Delphi BioInvestments IV, L.P. -- 59,915 shares;

     - Delphi Ventures IV, L.P. -- 2,906,187 shares;

     - Terence J. Garnett -- 50,848 shares;

     - Terence J. and Katrina A. Garnett, Trustees of the Garnett Family Trust UDT 4/2/97 -- 423,728 shares;

     - Venrock Associates -- 694,915 shares; and

     - Venrock Associates II, L.P. -- 1,000,000 shares.

     Delphi Ventures IV, L.P. and Delphi BioInvestments IV, L.P. together hold more than 5% of our common stock. Both entities are limited partnerships managed by Delphi Management Partners IV, L.L.C., of which David L. Douglass, one of our directors, is a managing member.

  Series E and Series E-1 preferred stock financing

     In October 1999, we sold an aggregate of 12,418,633 shares of our Series E and Series E-1 preferred stock for approximately $5.68 per share and issued an additional 275,000 shares of Series E-1 preferred stock in connection with entering into a strategic alliance in October 1999. The following directors, executive officers and/or 5% stockholders purchased the Series E and Series E-1 preferred stock:

     - Dell USA L.P. -- 4,401,408 shares;

     - Venrock Associates -- 133,033 shares;

     - Venrock Associates II, L.P. -- 191,438 shares;

     - Venrock Entrepreneurs Fund -- 17,077 shares;

     - Superior Consultant Company -- 880,282 shares;

     - divine interVentures, inc. -- 1,056,338 shares; and

     - Terence J. and Katrina A. Garnett, Trustees of the Garnett Family Trust UDT 4/2/97 -- 10,563 shares.

     Dell USA L.P. holds more than 5% of our common stock.

     Venrock Entrepreneurs Fund, L.P., together with Venrock Associates and Venrock Associates II, L.P., holds more than 5% of our common stock. Venrock Entrepreneurs Fund, L.P., is a limited partnership managed by Venrock Management LLC, its sole general partner. The managing members of Venrock Management LLC are a group of individuals, most of whom are general partners of Venrock Associates and Venrock Associates II, L.P. Terence J. Garnett, one of our directors, was formerly a venture partner at Venrock Entrepreneurs Fund, L.P. and does not currently share voting or dispositive power over shares held by such entity.

     Richard D. Helppie, one of our directors, is Chairman of the board of directors and Chief Executive Officer of Superior Consultant Holdings Corporation.

     Andrew J. Filipowski, one of our directors, is the President, Chief Executive Officer and chairman of the board of directors of divine interVentures, inc.

CONSULTING AGREEMENTS

     In July 1999, we entered into a consulting agreement with Madhavan Rangaswami, one of our directors. Under the agreement, Mr. Rangaswami agreed to provide us with consulting services for a period of three months in exchange for an option to purchase 95,325 shares of our common stock at an exercise price of $0.10, which vested at the end of the three month period.

LOANS

     On July 10, 1999, we made a loan to Robert J. Zollars, our Chairman, President and Chief Executive Officer, in connection with his exercise of a stock option granted to him under the terms of his employment agreement. The loan is evidenced by a promissory note in the principal amount of $162,078.84, with interest compounded quarterly on the unpaid balance at a rate of 5.70% per year.

     On July 10, 1999, we made a loan to Robert J. Zollars in connection with his exercise of a stock option granted to him under the terms of his employment agreement. The loan is evidenced by a promissory note in the principal amount of $356,629.19, with interest compounded quarterly on the unpaid balance at a rate of 5.70% per year.

     On September 7, 1999, we made a loan to Frederick J. Ruegsegger, our Chief Financial Officer, in connection with his exercise of a stock option granted to him under the terms of his offer letter. The loan is evidenced by a promissory note in the principal amount of $301,672.95, with interest compounded quarterly on the unpaid balance at a rate of 5.85% per year.

     On September 7, 1999, we made a loan to Daniel A. Eckert, our Executive Vice President of Sales and President of Neoforma Shop, in connection with his exercise of a stock option granted to him under the terms of his offer letter. The loan is evidenced by a promissory note in the principal amount of $224,550, with interest compounded quarterly on the unpaid balance of the note at a rate of 5.85% per year.

     On October 1, 1999, we made a loan to Robert Flury, our Senior Vice President of Business Development, in connection with his exercise of a stock option granted to him under the terms of his offer letter. The loan is evidenced by a promissory note in the principal amount of $44,550, with interest compounded quarterly on the unpaid balance at a rate of 5.89% per year.

     On October 4, 1999, we made a loan to Bhagwan D. Goel, our Executive Vice President of Products and Services, in connection with his exercise of a stock option granted to him under the terms of his offer letter. The loan is evidenced by a promissory note in the principal amount of $1,784,404.90, with interest compounded quarterly on the unpaid balance at a rate of 5.89% per year. On May 25, 2000, we announced that Mr. Goel will be leaving Neoforma to pursue other interests.

COMMERCIAL TRANSACTIONS

     In October 1999, Richard D. Helppie, the Chairman and Chief Executive Officer of Superior Consultant Holdings Corporation, joined our board of directors as the representative of the holders of our Series E preferred stock. In addition, in October 1999, we entered into an agreement with Superior Consultant Company, Inc., a wholly owned subsidiary of Superior Consultant Holdings Corporation, providing for collaboration between us and Superior. Superior is a supplier of Digital Business Transformation(TM) services to large healthcare organizations, including Internet-related services, systems integration, outsourcing and consulting, which enable Superior clients to utilize digital technologies and process innovations to improve their businesses. Under the agreement, we have agreed to market Superior's services to our users, and Superior has agreed to introduce our services to appropriate clients, based on their interests, and to incorporate our services into its Digital Business Transformation(TM) offerings. The agreement also provides for joint marketing activities. In consideration, we have agreed to make payments to Superior in an aggregate amount of up to approximately $2.0 million, as well as a percentage of specified Neoforma e-commerce transaction revenue and other potential fixed payments based on the success of the joint marketing activities. We have also agreed to utilize Superior's services on a preferred basis for systems integration, development, infrastructure, process improvement and consulting assistance, totaling at least $1.5 million of services from Superior, at a discount from Superior's standard fees. Our agreement with Superior expires in October 2002.

     In October 1999, we entered into an agreement with Dell Marketing, L.P., an affiliate of Dell Computer, under which we agreed to develop complementary marketing programs with Dell and to establish links between our respective Internet websites. We agreed to use Dell as our exclusive supplier of desktops, portables, workstations, servers and storage devices unless its products did not meet our reasonable technical requirements. We also agreed to purchase at least $5.0 million of Dell products and $100,000 of data center consulting services. Our agreement with Dell expires in 2001, subject to renewal for additional one-year periods. In addition, Dell purchased approximately 4.4 million shares of our preferred stock in October 1999 at an average price per share of $5.68 for an aggregate purchase price of approximately $25 million.

     We believe that all of the transactions set forth above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. All future transactions between us and our officers, directors and principal stockholders and their affiliates will be approved by a majority of the board, including a majority of the independent and disinterested directors of the board, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

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

       STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

     Our bylaws establish an advance notice procedure for stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, nominations for the election of directors may be made by:

     - Our board of directors or at the direction of the board of directors; or

     - any stockholder entitled to vote who has delivered written notice to our secretary 60 days or no more than 90 days in advance of May 30, 2001, our anticipated annual meeting date for fiscal year 2000, which notice must contain specified information concerning the nominees and concerning the stockholder proposing the nominations.

     The only business that will be conducted at an annual meeting of our stockholders is business that is brought before the meeting by or at the direction of the chairman of the meeting or by any stockholder entitled to vote who has delivered timely written notice to our secretary 60 days or no more than 90 days prior to the first anniversary of this year's annual meeting. In the event that the date of the annual meeting is more than 30 days before or more than 60 days after that anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth day prior to the annual meeting and not later than the close of business on the later of the sixtieth day prior to the annual meeting or the close of business on the tenth day following the day on which public announcement of the date of that meeting is first made by us. The stockholder's notice must contain specified information concerning the matters to be brought before the meeting and concerning the stockholder proposing those matters. In the event that the number of directors to be elected to our board of directors is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased board of directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, or, if the annual meeting is held more than 30 days before or 60 days after such anniversary date, at least 70 days prior to such annual meeting, a stockholder's notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to our secretary not later than the close of business on the tenth day following the day on which such public announcement is first made by us.

     A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our secretary. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to our secretary at its principal executive offices.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934 requires our directors and officers and persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. These persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms that they file.

     We were not subject to Section 16 of the Securities Exchange Act of 1934 during the year ended December 31, 1999.

                     INFORMATION INCORPORATED BY REFERENCE

     This proxy statement incorporates by reference the information contained in "Item 6 -- Selected Financial Data," "Item 7 -- Management's Discussion and Analysis of Financial Condition and Results of Operations," "Item
7A -- Quantitative and Qualitative Disclosures About Market Risk," "Item 8 -- Financial Statements and Supplementary Data" and "Item 9 -- Changes in and Disagreements with Accountants on Accounting and Financial Disclosure" of our amended annual report on Form 10-K/A for the year ended December 31, 1999, as filed with the Securities and Exchange Commission on May 1, 2000. A copy of our amended annual report is enclosed with this proxy statement.

                                 OTHER BUSINESS

     Our board does not presently intend to bring any other business before the annual meeting, and, so far as is known to the board, no matters are to be brought before the annual meeting except as specified in the Notice of the 2000 Annual Meeting of Stockholders. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting those proxies.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

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

                                                                         ANNEX A

                         [LETTERHEAD OF MERRILL LYNCH]

                                                    Investment Banking

                                                    Corporate and Institutional
                                                    Client Group

                                                    World Financial Center
                                                    North Tower
                                                    New York, New York
                                                    10281-1330

                                                            May 24, 2000

Board of Directors
Neoforma.com, Inc.
3255-7 Scott Boulevard
Santa Clara, California 95054

Members of the Board of Directors:

     Neoforma.com, Inc. (the "Company") proposes to enter into several related transactions (collectively, the "Transaction"); (a) the establishment of a ten year mutual outsourcing arrangement and co-branded E-commerce site (the "Novation Arrangement") pursuant to an Amended and Restated Outsourcing and Operating Agreement, dated as of May 24, 2000 (the "Outsourcing and Operating Agreement"), among Novation, LLC ("Novation"), VHA, Inc. ("VHA"), University Healthsystem Consortium Services Corporation ("UHC"), Healthcare Purchasing Partners International, LLC, and the Company, (b) the issuance by the Company to VHA, pursuant to an Amended and Restated Common Stock and Warrant Agreement by and between the Company and VHA amended and restated as of May 24, 2000 (the "VHA Common Stock and Warrant Agreement"), of 46,267,530 shares of its common stock, par value $0.0001 per share ("Company Common Stock"), subject to certain forfeiture provisions, and of a warrant to acquire an additional 30,845,020 shares of Company Common Stock which vests over a five year period if certain performance criteria are met, and (c) the issuance by the Company to UHC, pursuant to an Amended and Restated Common Stock and Warrant Agreement by and between the Company and UHC amended and restated as of May 24, 2000 (the "UHC Common Stock and Warrant Agreement"), of 11,279,150 shares of Company Common Stock and of a warrant to acquire an additional 7,519,436 shares of Company Common Stock which vests over a five year period if certain performance criteria are met.

     You have asked us whether, in our opinion, the Transaction is fair from a financial point of view to the Company.

     In arriving at the opinion set forth below, we have, among other things:

     (1) Reviewed certain publicly available business and financial information relating to Novation and the Company that we deemed to be relevant;

     (2) Reviewed certain information, including financial forecasts, relating to the business, earnings, revenue, cash flow, assets, liabilities and prospects of the Company furnished to us by the Company as well as projected cash flows for the Novation Arrangement furnished to us by the Company and Novation;

     (3) Conducted discussions with members of senior management of Novation and the Company concerning the matters described in clauses 1 and 2 above, as well as the business and prospects of the Company in the case of the Company's senior management, and the business and prospects of the Novation Arrangement in the case of Novation management, before and after giving effect to the Transaction;

     (4) Participated in certain discussions and negotiations among representatives of Novation and the Company and their financial and legal advisors;

     (5) Reviewed the potential pro forma impact of the Transaction;

     (6) Reviewed the Outsourcing and Operating Agreement, the VHA Common Stock and Warrant Agreement and the UHC Common Stock and Warrant Agreement; and

     (7) Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

     In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of the Company or been furnished with any such evaluation or appraisal. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of the Company. With respect to the financial forecast information for the Company furnished to or discussed with us by the management of the Company, and the financial forecast information for the Novation Arrangement furnished to or discussed with us by the management of Novation and the management of the Company, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of such management as to the expected future financial performance of such entity, as the case may be.

     Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof. We have assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the Transaction, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of the Transaction.

     We are acting as financial advisor to the Company in connection with the Transaction and will receive a fee from the Company for our services, a significant portion of which is contingent upon the consummation of the Transaction.

     In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. We are currently acting as financial adviser to the Company in connection with its consideration of other strategic initiatives, and have, in the past, provided financial advisory and financing services to the Company, including acting as lead managing underwriter for the Company's initial public offering in January 2000 and as financial adviser to the Company for its May 2000 acquisition of EquipMD, and may continue to do so and have received, and may receive, fees for the rendering of such services.

     In addition, in the ordinary course of our business, we may actively trade securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     This opinion is for the use and benefit of the Board of Directors of the Company. Our opinion does not address the merits of the underlying decision by the Company to engage in the Transaction and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote on the proposed Transaction or any matter related thereto.

     We are not expressing any opinion herein as to the prices at which shares of Company Common Stock will trade following the announcement or consummation of the Transaction.

     On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Transaction is fair from a financial point of view to the Company.

                                          Very truly yours,

                                          Merrill Lynch, Pierce Fenner & Smith
                                          Incorporated

                                                                         ANNEX B

          AMENDED AND RESTATED VHA COMMON STOCK AND WARRANT AGREEMENT

     This AMENDED AND RESTATED COMMON STOCK AND WARRANT AGREEMENT (this "AGREEMENT") made and entered into as of March 30, 2000, and amended and restated as of May 24, 2000, by and between Neoforma.com, Inc., a Delaware corporation ("PARENT"), and VHA Inc., a Delaware corporation ("VHA").

                                    RECITALS

     WHEREAS, Parent, Novation, LLC, a Delaware limited liability company ("NOVATION"), VHA, University HealthSystem Consortium, an Illinois corporation ("UHC"), and Healthcare Purchasing Partners International, LLC, a Delaware limited liability company ("HPPI") have entered into that certain Outsourcing and Operating Agreement, dated as of March 30, 2000, and amended and restated as of the date of the amendment and restatement of this Agreement (the "OUTSOURCING AGREEMENT"). Capitalized terms in this Agreement which are not otherwise defined in this Agreement shall have the meanings assigned to them in the Outsourcing Agreement.

     WHEREAS, the actions to be undertaken by VHA and UHC pursuant to the Outsourcing Agreement (including, without limitation, the agreement to promote and market the Exchange among Members, to develop new initiatives targeted toward increasing Members' participation on the Exchange, to promote use of the asset management and recovery services and related activities of Neoforma Auction and Neoforma Plan, and to not directly or indirectly develop, promote, contract for the development of, assist others to develop, or enter into any agreement with any other person to provide to any of them, or promote to their members, any Internet-based exchange related to Supply Chain Management Services by acute or non-acute healthcare providers anywhere in the world other than the Exchange) are important to the success of Parent and the Exchange operated by Parent.

     WHEREAS, Parent wishes to compensate VHA for the services it will render pursuant to the Outsourcing Agreement and thereby better secure VHA's fulfillment of its duties and obligations thereunder by issuing to VHA 46,267,530 shares of Parent's common stock, par value $0.001 per share ("COMMON STOCK"), and a warrant to acquire 30,845,020 shares of Common Stock, exercisable subject to the terms and conditions set forth in this Agreement and in such warrant.

     WHEREAS, the sole consideration being furnished by VHA in exchange for the Shares (as defined in Section 1.2 hereof) and Warrant (as defined in Section 1.1 hereof) is the services to be provided by VHA pursuant to the Outsourcing Agreement.

     WHEREAS, VHA and UHC are organizations whose patrons are hospitals and health care providers, who view e-commerce as an essential part of their cooperative purchasing programs on behalf of their patrons for the future, and who desire to more fully develop the services they render to their patrons through this Agreement and the Outsourcing Agreement (the term "patron" is defined in the Outsourcing Agreement).

     WHEREAS, based on the foregoing recitals, the parties hereto entered into the Common Stock and Warrant Agreement, dated as of March 30, 2000 (the "PRIOR AGREEMENT"), and desire to amend and restate their agreement as set forth in this Agreement and to supersede the terms of the Prior Agreement with the terms of this Agreement in all respects.

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement and the Outsourcing Agreement, the parties agree as follows:

                                   ARTICLE I

                            AGREEMENT TO ISSUE STOCK

     1.1 Authorization. As of the Closing (as defined below), Parent will have authorized the issuance, pursuant to the terms and conditions of this Agreement, of a total of 46,267,530 shares of Common Stock and of a Common Stock warrant in the form attached hereto as Exhibit A (the "WARRANT") to acquire 30,845,020 shares of Common Stock (collectively, the "WARRANT STOCK") subject to the conditions set forth in this Agreement and the Warrant.

     1.2 Agreement to Issue the Shares. Parent will issue to VHA at the Closing, subject to approval of Parent's stockholders, 46,267,530 shares of Common Stock (the "SHARES"). VHA's right to fully enjoy beneficial ownership of certain of the Shares shall be subject to a substantial risk of forfeiture to the extent, and in the manner, described in Section 1.5 of this Agreement.

     1.3 Agreement to Issue the Warrant. Parent will issue to VHA at the Closing, subject to approval of Parent's stockholders, the Warrant to acquire up to 30,845,020 shares (subject to adjustment as provided in the Warrant) of Warrant Stock at an exercise price per share of $0.01 (subject to adjustment as provided in the Warrant), subject to vesting as set forth therein.

     1.4 Anti-Dilution Adjustments. The number of shares of Common Stock represented by the Shares and the number of shares of Common Stock issuable upon exercise of the Warrant shall be equitably adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Common Stock), reorganization, spin-off, recapitalization, reclassification or other like change with respect to Common Stock occurring on or after the date hereof and prior to the Closing.

     1.5 Forfeiture of Shares.

     (a)(i) Thirty-three percent of the aggregate number of Shares issued to VHA pursuant to Section 1.2 shall be fully vested, and shall not be subject to any risk of forfeiture, upon their issuance.

     (ii) Sixty-seven percent of the aggregate number of Shares issued to VHA pursuant to Section 1.2 shall be subject to forfeiture by VHA to Parent pursuant to the terms of this Section 1.5(a)(ii). On each Determination Date (as defined below), VHA shall forfeit and return to Parent, without the payment of any consideration by Parent to VHA or the taking of any action by Parent, 16.75% of the aggregate number of Shares issued to VHA pursuant to Section 1.2, if both
(i) on the January 31 immediately prior to such Determination Date (a "MEASURING DATE"), the number of Healthcare Organizations (as defined in the Warrant) that are members or patrons of VHA ("VHA HCOS"), that Signed-Up (as defined in the Warrant) with Parent on or prior to such Measuring Date and did not terminate their Contract (as defined below) on or prior to such Measuring Date is less than the Target Number (as defined below) of VHA HCOs for such Measuring Date, and (ii) the Cumulative Signed Purchasing Volume (as defined below) as of such Determination Date is less than the Target Purchasing Volume (as defined below) for the one year period ending on the Measuring Date which is immediately prior to such Determination Date. A "DETERMINATION DATE" shall be each of April 1, 2001, April 1, 2002, April 1, 2003 and April 1, 2004. The "TARGET NUMBER" of VHA HCOs for the Measuring Date January 31, 2001, is 6 VHA HCOs; for the Measuring Date January 31, 2002, is 31 VHA HCOs; for the Measuring Date January 31, 2003, is 49 VHA HCOs; and for the Measuring Date January 31, 2004, is 67 VHA HCOs. The "TARGET PURCHASING VOLUME" for the one year period ending on the Measuring Date January 31, 2001, is $216 million; for the one year period ending on the Measuring Date January 31, 2002, is $966 million; for the one year period ending on the Measuring Date January 31, 2003, is $1.567 billion; and for the one year period ending on the Measuring Date January 31, 2004, is $2.21 billion. "CUMULATIVE SIGNED PURCHASING VOLUME" means, as of any Determination Date, the aggregate dollar volume of purchases during the one year period ending on the Measuring Date immediately preceding such

Determination Date by VHA HCOs that Signed-Up with Parent on or prior to such Determination Date (calculated, for each such VHA HCO, by multiplying (A) the amount of Novation LLC contract purchases (as reported in the SRIS system maintained for Novation LLC's benefit) by such VHA HCO during such one year period by (B) 2.4); provided, that if any VHA HCO terminated its Contract on or prior to the Determination Date in question, its purchasing volume for the one year period ending on the Measuring Date in question shall not be included in the determination of the Cumulative Signed Purchasing Volume being calculated. "CONTRACT" shall mean a written agreement, arrangement or understanding between a VHA HCO and Parent providing for Parent to be the Preferred Provider (as defined in the Warrant) of an Internet-based system for the acquisition of Novation LLC contracted products by such VHA HCO.

     (b) VHA shall require any proposed transferee of Shares that are subject to forfeiture under Section 1.5(a)(ii) to agree that such transferred Shares will remain subject to forfeiture to the extent provided in such Section.

     (c) In the event that a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Parent occurs in which all shares of Common Stock are converted into cash, or a cash tender offer for any or all shares of Common Stock is consummated, the provisions of this Section regarding forfeiture of Shares shall terminate. In the event that a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Parent occurs in which any shares of Common Stock are reclassified, or converted into securities of a person other than Parent, or an exchange offer for any or all shares of Common Stock into securities of a person other than Parent is consummated, the provisions of this Section regarding forfeiture of Shares shall terminate, unless VHA elects to waive the provisions of this Section 1.5(c) no later than 30 days before the consummation of such transaction.

     1.6 Tax Reporting. Parent and VHA agree that the Shares and Warrant to be issued to VHA pursuant to Sections 1.2 and 1.3, respectively, constitute consideration for the services to be provided by VHA pursuant to the Outsourcing Agreement. Parent and VHA agree to report the vesting of the Shares and Warrant as compensation for services rendered for all income tax purposes and shall not make any inconsistent statement or adjustment on any tax return or during the course of any tax audit.

                                   ARTICLE II

                                    CLOSING

     2.1 Closing. The issuance of the Shares and the Warrant will take place at the offices of Fenwick & West LLP, Two Palo Alto Square, Palo Alto, California, at a time and date to be specified by the parties, which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Article VII and Article VIII, or at such other date, time and location as Parent and VHA mutually agree upon (which time and place are referred to in this Agreement as the "CLOSING"). At the Closing, Parent will deliver to VHA certificates representing the Shares and the Warrant.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF PARENT

     Parent hereby represents and warrants to VHA, subject to the exceptions specifically disclosed in writing in the disclosure letter delivered by Parent dated as of the date hereof and certified by a duly authorized officer of Parent (the "PARENT DISCLOSURE LETTER") (which Parent Disclosure Letter shall be deemed to be representations and warranties to VHA by Parent under this Section 3), as follows:

     3.1 Organization of Parent.

     (a) Parent and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority, and all requisite qualifications to do business as a foreign corporation, to conduct its business in the manner in which its business is currently being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority or qualifications would not, individually or in the aggregate, have a Material Adverse Effect on Parent.

     (b) Other than the corporations identified in Part 3.1 of the Parent Disclosure Letter, neither Parent nor any of the other corporations identified in Part 3.1 of the Parent Disclosure Letter owns any capital stock of, or any equity interest of any nature in, any corporation, partnership, joint venture arrangement or other business entity, other than the entities identified in Part
3.1 of the Parent Disclosure Letter, except for passive investments in equity interests of public companies as part of the cash management program of Parent. Neither Parent nor any of its subsidiaries is obligated to make any material future investment in or capital contribution to any other entity. Part 3.1 of the Parent Disclosure Letter indicates the jurisdiction of organization of each entity listed therein and Parent's direct or indirect equity interest therein.

     (c) Parent has delivered or made available to Novation a true and correct copy of the Certificate of Incorporation (including any Certificates of Designation) and Bylaws of Parent and similar governing instruments of each of its subsidiaries, each as amended to date (collectively, the "PARENT CHARTER DOCUMENTS"), and each such instrument is in full force and effect. Neither Parent nor any of its subsidiaries is in violation of any of the provisions of the Parent Charter Documents.

     3.2 Capitalization.

     (a) The authorized capital stock of Parent consists solely of 200,000,000 shares of Common Stock, of which there were 69,092,732 shares issued and outstanding as of the close of business on May 16, 2000, and 5,000,000 shares of Preferred Stock, par value $0.001 per share, of which no shares are issued or outstanding. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable and are not subject to any right of rescission or preemptive rights created by statute, the Parent Charter Documents or any agreement or document to which Parent is a party or by which it is bound. As of the date of this Agreement, there are no shares of Common Stock held in treasury by Parent.

     (b) As of the close of business on May 16, 2000, (i) 7,315,539 shares of Common Stock are subject to issuance pursuant to outstanding options ("PARENT OPTIONS") to purchase Common Stock under Parent's 1997 Stock Plan and 1999 Equity Incentive Plan ("PARENT STOCK OPTION PLANS") for an aggregate exercise price of $45,840,941, (ii) 135,000 shares of Common Stock are subject to issuance pursuant to Parent Options other than pursuant to the Parent Stock Option Plans for an aggregate exercise price of $1,345,938, (iii) 1,081,792 shares of Common Stock are subject to issuance pursuant to Parent Options other than pursuant to the Parent Stock Option Plans from the Pharos and EquipMD acquisitions for an aggregate exercise price of $3,384,412, and (iv) 750,000 shares of Parent Common Stock are reserved for future issuance under Parent's 1998 Equity Employee Stock Purchase Plan ("PARENT ESPP"). Parent has made available to VHA an accurate and complete copy of each of Parent Stock Option Plans and the form of all stock option agreements evidencing Parent Options. All shares of Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. Other than as set forth on Part 3.2(b) of the Parent Disclosure Letter, there are no commitments or agreements of any character to which Parent is bound obligating Parent to accelerate the vesting of any Parent Option as a result of the consummation of the transactions contemplated by this Agreement.

     (c) All outstanding shares of Parent Common Stock, all outstanding Parent Options, and all outstanding shares of capital stock of each subsidiary of Parent have been issued and granted in material compliance with (i) all applicable securities laws and other applicable material Legal Requirements and
(ii) all material requirements set forth in applicable agreements or instruments. For the purposes of this Agreement, "LEGAL REQUIREMENTS" means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity (as defined in Section 3.4).

     (d) The Shares and Warrant, when issued and paid for as provided in this Agreement, will be duly authorized and validly issued, fully paid and nonassessable. The Warrant Stock, when issued and paid for as provided in this Agreement and the Warrant, will be duly authorized and validly issued, fully paid and nonassessable.

     (e) Based in part on the representations made by VHA in Section 4 hereof, the offer and sale of the Shares and the Warrant solely to VHA in accordance with this Agreement and (assuming no change in currently applicable law or the Warrant, and no transfer of the Warrant by the holder thereof and no commission or other remuneration is paid or given, directly or indirectly, for soliciting the exercise of the Warrant) the issuance of the Warrant Stock is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 ACT").

     3.3 Obligations With Respect to Capital Stock.  Except as set forth in
Section 3.2 or Part 3.3 of the Parent Disclosure Letter, there are no equity securities, partnership interests or similar ownership interests of any class of Parent equity security, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. All stock and rights to purchase stock of any subsidiary of Parent are owned free and clear of all Encumbrances. Except as set forth in Section 3.2 or Part 3.2 or Part 3.3 of the Parent Disclosure Letter, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Parent or any of its subsidiaries is a party or by which it is bound obligating Parent or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of Parent or any of its subsidiaries or obligating Parent or any of its subsidiaries to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. There are no registration rights, and there is no shareholder agreement, investor agreement, voting trust, proxy, rights agreement, "poison pill" anti-takeover plan or other agreement or understanding to which Parent is a party or by which it is bound with respect to any equity security of any class of Parent or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its subsidiaries.

     3.4 Due Authorization.

     (a) Parent has all requisite corporate power and authority to enter into this Agreement and the Outsourcing Agreement, to issue the Warrant and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Outsourcing Agreement, the issuance of the Warrant and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Parent, subject only to the approval by Parent's stockholders of the issuance of Common Stock pursuant to this Agreement and the Warrant. The affirmative vote of the holders of a majority in interest of the stock present or represented by proxy at the Parent stockholders' meeting (the "PARENT STOCKHOLDERS' MEETING") called to consider approval of the issuance of the Common Stock pursuant to this Agreement and the Warrant (the "PARENT STOCKHOLDER APPROVAL") is sufficient for Parent's stockholders to approve the issuance of Common Stock pursuant to this Agreement and the Warrant, and no other approval of any holder of any securities of Parent is required in connection with the consummation of the transactions contemplated hereby. This Agreement and the Outsourcing Agreement have each been duly executed and delivered by Parent and, subject to approval of Parent stockholders in the case of this Agreement and the issuance of the Warrant and, assuming the due authorization, execution and delivery thereof by Novation, HPPI, VHA and UHC, as applicable, constitute the valid and binding obligations of Parent, enforceable against Parent in accordance with their terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally and general principles of equity.

     (b) The execution and delivery of this Agreement and the Outsourcing Agreement by Parent does not, and the performance of this Agreement and the Outsourcing Agreement by Parent will not, (i) conflict with or violate the Parent Charter Documents, (ii) subject to obtaining the Parent Stockholder Approvals and compliance with the requirements set forth in Section 3.4(c), conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Parent or by which any of its properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Parent's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of; or result in the creation of an Encumbrance on any of the properties or assets of Parent pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent is a party or by which Parent or any of its properties are bound or affected, except, in the case of clauses (ii) and (iii), for such conflicts, violations, breaches, defaults, impairments, or rights which, individually or in the aggregate, would not have a Material Adverse Effect on Parent. Part 3.4(b) of the Parent Disclosure Letter lists all consents, waivers and approvals under any of Parent's or any of its subsidiaries' agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby, which, if individually or in the aggregate not obtained, would have a Material Adverse Effect on Parent.

     (c) No consent, approval, order or authorization of, or registration, declaration or filing with any court, administrative agency or commission or other governmental entity or instrumentality, foreign or domestic ("GOVERNMENTAL ENTITY") is required to be obtained or made by Parent in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws and the HSR Act and the securities or antitrust laws of any foreign country, and (ii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a Material Adverse Effect on Parent or have a material adverse effect on the ability of the parties hereto to consummate the transactions contemplated hereby.

     3.5 SEC Filings; Parent Financial Statements.

     (a) Parent has filed all forms, reports and documents required to be filed by Parent with the SEC since the effective date of the Registration Statement of Parent's initial public offering, and has made available to Parent such forms, reports and documents in the form filed with the SEC. All such required forms, reports and documents (including those that Parent may file subsequent to the date hereof) and the Parent Initial Registration Statement are referred to herein as the "PARENT SEC REPORTS." As of their respective dates, the Parent SEC Reports (i) were prepared in accordance with the requirements of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Reports, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent corrected prior to the date of this Agreement by a subsequently filed Parent SEC Report. None of Parent's subsidiaries is required to file any forms, reports or other documents with the SEC.

     (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Parent SEC Reports (the "PARENT FINANCIALS"), including any Parent SEC Reports filed after the date hereof until the Closing, (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 1O-Q, 8-K or any successor form under the 1934 Act) and (iii) fairly presented the consolidated financial position of Parent and its subsidiaries as at the respective dates thereof and the consolidated results of Parent's operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes and were or are subject to normal and recurring year-end adjustments. The balance sheet of Parent contained in Parent SEC Reports as of December 31, 1999 is hereinafter referred to as the "PARENT BALANCE SHEET." Except as disclosed in the Parent Financials, since the date of the Parent Balance Sheet neither Parent nor any of its subsidiaries has any liabilities required under GAAP to be set forth on a balance sheet (absolute, accrued, contingent or otherwise) which are, individually or in the aggregate, material to the business, results of operations or financial condition of Parent and its subsidiaries taken as a whole, except for liabilities incurred since the date of the Parent Balance Sheet in the ordinary course of business consistent with past practices and liabilities incurred in connection with this Agreement.

     3.6 Absence of Certain Changes or Events. Since the date of the Parent Balance Sheet there has not been (i) any Material Adverse Effect with respect to Parent, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Parent's or any of its subsidiaries' capital stock, or any purchase, redemption or other acquisition by Parent of any of Parent's capital stock or any other securities of Parent or its subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities except for repurchases from employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements, (iii) any split, combination or reclassification of any of Parent's or any of its subsidiaries' capital stock, (iv) any granting by Parent or any of its subsidiaries of any increase in compensation or fringe benefits to any of their officers or employees, or any payment by Parent or any of its subsidiaries of any bonus to any of their officers or employees, or any granting by Parent or any of its subsidiaries of any increase in severance or termination pay or any entry by Parent or any of its subsidiaries into, or material modification or amendment of, any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Parent of the nature contemplated hereby, in each case, other than in the ordinary course of business consistent with past practice, (v) any material change or alteration in the policy of Parent relating to the granting of stock options or other equity compensation to its employees and consultants other than in the ordinary course of business consistent with past practice, (vi) entry by Parent or any of its subsidiaries into, or material modification, amendment or cancellation of, any licensing or other agreement with regard to the acquisition, distribution or licensing of any material Intellectual Property other than licenses, distribution agreements, advertising agreements, or other similar agreements entered into in the ordinary course of business consistent with past practice,
(vii) any material change by Parent in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, or (viii) any material revaluation by Parent of any of its material assets, including writing off notes or accounts receivable other than in the ordinary course of business.

     3.7 Taxes.

     (a) Parent and each of its subsidiaries have timely filed all material federal, state, local and foreign returns, estimates, information statements and reports ("RETURNS") relating to Taxes required to be filed by or on behalf of Parent and each of its subsidiaries with any Tax authority, such Returns are true, correct and complete in all material respects, and Parent and each of its subsidiaries have paid all Taxes shown to be due on such Returns.

     (b) Parent and each of its subsidiaries have withheld with respect to its employees all federal and state income taxes, Taxes pursuant to the Federal Insurance Contribution Act ("FICA"), Taxes pursuant to the Federal Unemployment Tax Act ("FUTA") and other Taxes required to be withheld, except such Taxes which are not material to Parent.

     (c) Neither Parent nor any of its subsidiaries has been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against Parent or any of its subsidiaries, nor has Parent or any of its subsidiaries executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

     (d) No audit or other examination of any Return of Parent or any of its subsidiaries by any Tax authority is presently in progress, nor has Parent or any of its subsidiaries been notified of any request for such an audit or other examination.

     (e) No adjustment relating to any Returns filed by Parent or any of its subsidiaries has been proposed in writing formally or informally by any Tax authority to Parent or any of its subsidiaries or any Tax or financial representative thereof.

     (f) Neither Parent nor any of its subsidiaries has any liability for unpaid Taxes which has not been accrued for or reserved on the Parent Balance Sheet in accordance with GAAP, whether asserted or unasserted, contingent or otherwise, which is material to Parent, other than any liability for unpaid Taxes that may have accrued since the date of the Parent Balance Sheet in connection with the operation of the business of Parent and its subsidiaries in the ordinary course.

     (g) There is no agreement, plan or arrangement to which Parent or any of its subsidiaries is a party, including this Agreement and the agreements entered into in connection with this Agreement, covering any employee or former employee of Parent or any of its subsidiaries that, individually or collectively, would be reasonably likely to give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code. There is no contract, agreement, plan or arrangement to which the Parent is a party or by which it is bound to compensate any individual for excise taxes paid pursuant to
Section 4999 of the Code.

     (h) Neither Parent nor any of its subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by Parent.

     (i) Neither Parent nor any of its subsidiaries is party to or has any obligation under any tax-sharing, tax indemnity or tax allocation agreement or arrangement.

     (j) Except as may be required as a result of the transactions contemplated hereby, Parent and its subsidiaries have not been and will not be required to include any adjustment in Taxable income for any Tax period (or portion thereof) pursuant to Section 481 of the Code or any comparable provision under state or foreign Tax laws as a result of transactions, events or accounting methods employed prior to the Closing.

     (k) None of Parent's or its subsidiaries' assets are tax exempt use property within the meaning of Section 168(h) of the Code.

     (l) Parent has not been distributed in a transaction qualifying under
Section 355 of the Code within the last two years, nor has Parent distributed any corporation in a transaction qualifying under Section 355 of the Code within the last two years.

     For the purposes of this Agreement, "TAX" or "TAXES" refers to (i) any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities relating to taxes, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts, (ii) any liability for payment of any amounts of the type described in clause (i) as a result of being a member of an affiliated consolidated, combined or unitary group, and (iii) any liability for amounts of the type described in clauses (i) and (ii) as a result of any express or implied obligation to indemnify another person or as a result of any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

     3.8 Title to Properties.

     (a) All real property leases to which Parent is a party and each amendment thereto that is in effect as of the date of this Agreement that provide for annual payments in excess of $250,000 are in full force and effect and are valid and enforceable in accordance with their respective terms, and there is not, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default) that would give rise to a material claim against Parent which could reasonably be expected to have a Material Adverse Effect on Parent.

     (b) Parent has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any Encumbrances, except as reflected in Parent Financials and except where the failure to have valid title or a valid leasehold interest would not have a Material Adverse Effect on Parent.

     3.9 Intellectual Property. For the purposes of this Agreement, the following terms have the following definitions:

          "INTELLECTUAL PROPERTY" means any or all of the following and all rights in, arising out of, or associated therewith: (i) all United States, international and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) all industrial designs and any registrations and applications therefor throughout the world; (v) all trade names, URLs, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (vi) all databases and data collections and all rights therein throughout the world; (vii) all moral and economic rights of authors and inventors, however denominated, throughout the world, and
     (viii) any similar or equivalent rights to any of the foregoing anywhere in the world.

          "PARENT INTELLECTUAL PROPERTY" shall mean any Intellectual Property that is owned by, or exclusively licensed to, Parent or one of its subsidiaries.

          "PARENT REGISTERED INTELLECTUAL PROPERTY" means all of the Registered Intellectual Property owned by, or filed in the name of, Parent or one of its subsidiaries.

          "REGISTERED INTELLECTUAL PROPERTY" means all United States, international and foreign: (i) patents and patent applications (including provisional applications); (ii) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks; (iii) registered copyrights and applications for copyright registration; and (iv) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any Governmental Entity.

             (a) No material Parent Intellectual Property or product or service of Parent is subject to any proceeding, agreement, or stipulation to which Parent is a party, or any outstanding decree, order or judgment, which arose out of any proceeding to which Parent was either a party or of which Parent has knowledge, restricting in any manner the use, transfer, or licensing thereof by Parent, or which may affect the validity, use or enforceability of such Parent Intellectual Property.

             (b) Each material item of Parent Registered Intellectual Property is valid and subsisting, all necessary registration, maintenance and renewal fees currently due in connection with such Parent Registered Intellectual Property have been made and all necessary documents, recordations and certificates in connection with such Parent Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Parent Registered Intellectual Property, except, in each case, as would not materially adversely affect such item of Parent Registered Intellectual Property.

             (c) Parent or one of its subsidiaries owns and has good and exclusive title to, or has license sufficient for the conduct of its business as currently conducted to, each material item of Parent Intellectual Property free and clear of any Encumbrance (excluding licenses and related restrictions).

             (d) Neither Parent nor any of its subsidiaries has transferred ownership of, or granted any exclusive license with respect to, any Intellectual Property that is or was material Parent Intellectual Property, to any third party.

             (e) Part 3.9(e) of the Parent Disclosure Letter lists all material contracts, licenses and agreements to which Parent is a party (i) pursuant to which any exclusive rights with respect to Parent Intellectual Property are licensed, granted or transferred to any third party; or (ii) pursuant to which a third party has licensed, transferred, sold or distributed any material Intellectual Property to Parent.

             (f) The operation of the business of Parent as such business currently is conducted, including Parent's design, development, marketing and sale of the products or services of Parent (including with respect to products currently under development) has not, does not and will not materially infringe or materially misappropriate the Intellectual Property of any third party or, to its knowledge, constitute unfair competition or trade practices under the laws of any jurisdiction.

             (g) Parent has not received written notice from any third party that the operation of the business of Parent or any act, product or service of Parent, infringes or misappropriates the Intellectual Property of any third party or constitutes unfair competition or trade practices under the laws of any jurisdiction, which allegation, if true, would have a Material Adverse Effect on Parent.

             (h) To the knowledge of Parent, no person has or is infringing or misappropriating any Parent Intellectual Property, which infringement or misappropriation, individually or in the aggregate, would have a Material Adverse Effect on Parent.

             (i) Parent and its subsidiaries have taken reasonable steps to protect Parent's and its subsidiaries' rights in Parent's and such subsidiaries' confidential information and trade secrets, except where the failure to do so would not have a Material Adverse Effect on Parent.

             (j) None of the Parent Intellectual Property or product or service of Parent contains any defect in connection with processing data containing dates in leap years or in the year 2000 or any preceding or following years, which defects, individually or in the aggregate, would have a Material Adverse Effect on Parent.

     3.10 Compliance with Laws; Certain Agreements.

     (a) Neither Parent nor any of its subsidiaries is in conflict with, or in default or in violation of (i) any law, rule, regulation, order, judgment or decree applicable to Parent or any of its subsidiaries or by which Parent or any of its subsidiaries or any of their respective properties is bound or affected, or (ii) any note, bond, mortgage, indenture, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries or its or any of their respective properties is bound or affected, except for conflicts, violations and defaults that, individually or in the aggregate, would not have a Material Adverse Effect on Parent. To Parent's knowledge, no investigation or review by any Governmental Entity is pending or has been threatened in a writing delivered to Parent against Parent or any of its subsidiaries. There is no agreement with any Governmental Entity, judgment, injunction, order or decree binding upon Parent or any of its subsidiaries which has or could reasonably be expected to have the effect of prohibiting or materially impairing any material business practice of Parent or any of its subsidiaries, or any acquisition of material property by Parent or any of its subsidiaries.

     (b) Parent and its subsidiaries hold all permits, licenses, exemptions, orders and approvals from governmental authorities that are material to or required for the operation of the business of Parent as currently conducted (collectively, the "PARENT PERMITS"), and are in compliance with the terms of the Parent Permits, except where the failure to hold such Parent Permits, or be in such compliance, would not, individually or in the aggregate, have a Material Adverse Effect on Parent.

     3.11 Litigation. There are no claims, suits, actions or proceedings pending or, to the knowledge of Parent, threatened against, relating to or affecting Parent or any of its subsidiaries, before any Governmental Entity or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or proceedings, to have a Material Adverse Effect on Parent following the transactions contemplated hereby or have a material adverse effect on the ability of the parties hereto to consummate the transactions contemplated hereby.

     3.12 Employee Benefit Plans.

     (a) Definitions. With the exception of the definition of "Affiliate" set forth in Section 3.12(a)(i) below (which definition shall apply only to this Section 3.12), for purposes of this Agreement, the following terms shall have the meanings set forth below:

          (i) "AFFILIATE" shall mean any other person or entity under common control with Parent within the meaning of Section 414(b), (c), (m) or (o) of the Code and the regulations issued thereunder;

          (ii) "PARENT EMPLOYEE PLAN" shall mean any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written or unwritten or otherwise, funded or unfunded, including without limitation, each "EMPLOYEE BENEFIT PLAN," within the meaning of Section 3(3) of ERISA which is maintained, contributed to, or required to be contributed to, by Parent or any Affiliate for the benefit of any Parent Employee;

          (iii) "PARENT EMPLOYEE" shall mean any current, former, or retired employee, officer, or director of Parent or any Affiliate;

          (iv) "PARENT EMPLOYEE AGREEMENT" shall mean each management, employment, severance, consulting, relocation, repatriation, expatriation, visas, work permit or similar agreement or contract between Parent or any Affiliate and any Parent Employee or consultant (excluding any offer letter or other agreement that does not subject Parent to any potential liability in excess of $200,000);

          (v) "INTERNATIONAL PARENT EMPLOYEE PLAN" shall mean each Parent Employee Plan that has been adopted or maintained by Parent, whether informally or formally, for the benefit of Parent Employees outside the United States; and

          (vi) "PENSION PLAN" shall mean each Parent Employee Plan which is an "employee pension benefit plan," within the meaning of Section 3(2) of ERISA.

     (b) Schedule. Part 3.12 of the Parent Disclosure Letter contains an accurate and complete list of each Parent Employee Plan. Parent does not have any plan or commitment to establish any new Parent Employee Plan, to modify any Parent Employee Plan (except to the extent required by law or to conform any such Parent Employee Plan to the requirements of any applicable law, or as required by this Agreement), or to enter into any Parent Employee Plan, nor does it have any intention or commitment to do any of the foregoing.

     (c) Documents. Parent has provided or has made available to VHA: (i) correct and complete copies of all documents embodying each Parent Employee Plan (including all amendments thereto and written interpretations thereof); (ii) the most recent annual actuarial valuations, if any, prepared for each Parent Employee Plan; (iii) the three most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each Parent Employee Plan or related trust;
(iv) if the Parent Employee Plan is funded, the most recent annual and periodic accounting of Parent Employee Plan assets; (v) the most recent summary plan description together with the summary of material modifications thereto, if any, required under ERISA with respect to each Parent Employee Plan; (vi) all IRS determination, opinion, notification and advisory letters, and rulings relating to Parent Employee Plans and copies of all applications and correspondence to or from the IRS or the DOL with respect to any Parent Employee Plan; (vii) all material written agreements and contracts relating to each Parent Employee Plan, including, but not limited to, administrative service agreements, group annuity contracts and group insurance contracts; (viii) all communications material to any Parent Employee or Parent Employees relating to any Parent Employee Plan and any proposed Parent Employee Plans, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability to Parent; (ix) all COBRA forms and related notices; and (x) all registration statements and prospectuses prepared in connection with each Parent Employee Plan.

     (d) Employee Plan Compliance. Except, in each case, as would not, individually or in the aggregate, have a Material Adverse Effect on Parent (i) Parent has performed in all material respects all obligations required to be performed by it under, is not in default or violation of, and has no knowledge of any default or violation by any other party to, each Parent Employee Plan, and each Parent Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA or the Code; (ii) each Parent Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under
Section 501(a) of the Code has either received a favorable determination letter from the IRS with respect to each such Plan as to its qualified status under the Code or has remaining a period of time under applicable Treasury regulations or IRS pronouncements in which to apply for such a determination letter and make any amendments necessary to obtain a favorable determination and no event has occurred which would adversely affect the status of such determination letter or the qualified status of such Plan; (iii) no "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Parent Employee Plan; (iv) there are no actions, suits or claims pending, or, to the knowledge of Parent, threatened or reasonably anticipated (other than routine claims for benefits) against any Parent Employee Plan or against the assets of any Parent Employee Plan; (v) each Parent Employee Plan can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without liability to Parent or any of its Affiliates (other than ordinary administration expenses typically incurred in a termination event);
(vi) there are no audits, inquiries or proceedings pending or, to the knowledge of Parent, threatened by the IRS or DOL with respect to any Parent Employee Plan; (vii) neither Parent nor any Affiliate is subject to any material penalty or tax with respect to any Parent Employee Plan under Section 402(i) of ERISA or Sections 4975 through 4980 of the Code; and (viii) all contributions due from the Parent or any Affiliate with respect to any of the Parent Employee Plans have been made as required under ERISA or have been accrued on the Parent Balance Sheet.

     (e) Pension Plans. Parent does not now, nor has it ever, maintained, established, sponsored, participated in, or contributed to, any Pension Plan which is subject to Title IV of ERISA or Section 412 of the Code.

     (f) Multiemployer Plans. At no time has Parent contributed to or been required to contribute to any Multiemployer Plan.

     (g) No Post-Employment Obligations. No Parent Employee Plan provides, or has any liability to provide, retiree life insurance, retiree health or other retiree employee welfare benefits to any person for any reason, except as may be required by COBRA or other applicable statute, and Parent has never represented, promised or contracted (whether in oral or written form) to any Parent Employee (either individually or to Parent Employees as a group) or any other person that such Parent Employee(s) or other person would be provided with retiree life insurance, retiree health or other retiree employee welfare benefits, except to the extent required by statute.

     (h) COBRA; FMLA. Except as would not have a Material Adverse Effect on Parent, neither Parent nor any Affiliate has, prior to the Closing violated any of the health care continuation requirements of COBRA, the requirements of FMLA or any similar provisions of state law applicable to its Employees.

     (i) Effect of Transaction. The execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Parent Employee Plan, Parent Employee Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Parent Employee. No payment or benefit which will or may be made by Parent or its Affiliates with respect to any Parent Employee as a result of the transactions contemplated by this Agreement will be characterized as an "excess parachute payment," within the meaning of Section 280G(b)(1) of the Code or will be treated as a nondeductible expense within the meaning of Section 162 of the Code.

     (j) Employment Matters. Except, in each case, as would not, individually or in the aggregate, have a Material Adverse Effect on Parent, Parent and each of its subsidiaries: (i) is in compliance in all material respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Parent Employees; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Parent Employees; (iii) has properly classified independent contractors for purposes of federal and applicable state tax laws, laws applicable to employee benefits and other applicable laws; (iv) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (v) is not liable for any material payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Parent Employees (other than routine payments to be made in the normal course of business and consistent with past practice). There are no pending, or, to Parent's knowledge, threatened material claims or actions against Parent under any worker's compensation policy or long-term disability policy. To Parent's knowledge, no Parent Employee has violated in any material manner any employment contract, nondisclosure agreement or noncompetition agreement by which such Parent Employee is bound due to such Parent Employee being employed by Parent and disclosing to Parent or using trade secrets or proprietary information of any other person or entity.

     (k) Labor. No work stoppage or labor strike against Parent is pending, threatened or reasonably anticipated. Parent does not know of any activities or proceedings of any labor union to organize any Parent Employees. There are no actions, suits, claims, labor disputes or grievances pending, or, to the knowledge of Parent, threatened or reasonably anticipated relating to any labor, safety or discrimination matters involving any Parent Employee, including charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, result in any material liability to Parent. Neither Parent nor any of its subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act. Parent is not presently, nor has it been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by Parent.

     (l) International Employee Plan. Each International Parent Employee Plan has been established, maintained and administered in material compliance with its terms and conditions and with the requirements prescribed by any and all statutory or regulatory laws that are applicable to such International Parent Employee Plan. Furthermore, no International Parent Employee Plan has unfunded liabilities, that as of the Closing, will not be offset by insurance or fully accrued. Except as required by law, no condition exists that would prevent Parent from terminating or amending any International Parent Employee Plan at any time for any reason.

     3.13 Environmental Matters. During the period that Parent has leased or owned its properties or leased, owned or operated any facilities, there have been no disposals, releases or threatened releases of Hazardous Materials (as defined below) on, from or under any such properties or facilities that would have a Material Adverse Effect on Parent. Parent has no knowledge of any presence, disposals, releases or threatened releases of Hazardous Materials on, from or under any of such properties or facilities, which may have occurred prior to Parent or any of its subsidiaries having taken possession of any of such properties or facilities which might reasonably be expected to have a Material Adverse Effect on Parent. None of the properties or facilities currently leased or owned by Parent or any of its subsidiaries or any properties or facilities previously leased or owned by Parent or any of its subsidiaries is in violation of any federal, state or local law, ordinance, regulation or order relating to industrial hygiene or to the environmental conditions on, under or about such properties or facilities, including, but not limited to, soil and ground water condition which violation would have a Material Adverse Effect on Parent. During Parent's occupancy of any properties or facilities owned or leased at any time by Parent, neither Parent, nor to Parent's knowledge, any third party, has used, generated, manufactured, released or stored on, under or about such properties and facilities or transported to or from such properties and facilities any Hazardous Materials that would have or is reasonably likely to have a Material Adverse Effect on Parent. During the time that Parent or any of its subsidiaries has owned or leased the properties and facilities currently occupied by it or any properties and facilities previously occupied by Parent or any of its subsidiaries, there has been no material litigation, proceeding or administrative action brought or threatened against Parent or any of its subsidiaries, or any material settlement reached by Parent or any of its subsidiaries with, any party or parties alleging the presence, disposal, release or threatened release of any Hazardous Materials on, from or under any of such properties or facilities.

     For purposes of this Agreement, the terms "DISPOSAL," "RELEASE," and "THREATENED RELEASE" have the definitions assigned thereto by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. sec. 9601 et seq., as amended ("CERCLA"). For the purposes of this Section 3.13, "HAZARDOUS MATERIALS" mean any hazardous or toxic substance, material or waste which is or becomes prior to the Closing Date, regulated under, or defined as a "hazardous substance," "pollutant," "contaminant," "toxic chemical," "hazardous material," "toxic substance" or "hazardous chemical" under (i) CERCLA; (ii) the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001 et seq.; (iii) the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; (iv) the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.;
(v) the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq.; (vi) regulations promulgated under any of the above statutes; or (vii) any other applicable federal, state or local statute, ordinance, rule or regulation that has a scope or purpose similar to those identified above.

     3.14 Certain Agreements. Other than (i) this Agreement, (ii) the Amended and Restated Common Stock and Warrant Agreement, dated as of the date of this Agreement, between Parent and UHC (the "UHC AGREEMENT"), (iii) the Outsourcing Agreement, and other related agreements, except as otherwise set forth in Part
3.14 of the Parent Disclosure Letter, neither Parent nor any of its subsidiaries is a party to or is bound by:

          (a) other than as disclosed in Part 3.12 of the Parent Disclosure Letter, any employment agreement or commitment with any officer or member of Parent's Board of Directors, other than those that are terminable by Parent or any of its subsidiaries on no more than thirty days notice without liability or financial obligation, except to the extent general principles of wrongful termination law may limit Parent's or any of its subsidiaries' ability to terminate employees at will, or any consulting agreement;

          (b) any material agreement of indemnification, any material guaranty or any material instrument evidencing indebtedness for borrowed money by way of direct loan, sale of debt securities or purchase money obligation;

          (c) any agreement or obligation containing covenants purporting to limit or which effectively limit the Parent's or any of its subsidiaries' freedom to compete in any line of business or in any geographic area or which would so limit Parent or any of its subsidiaries after the Closing or granting any exclusive distribution or other exclusive rights;

          (d) any agreement or obligation currently in force relating to the disposition or acquisition by Parent or any of its subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business, or pursuant to which Parent has any material ownership or participation interest in any corporation, partnership, joint venture, strategic alliance or other business enterprise other than Parent's subsidiaries;

          (e) any agreement or obligation currently in force to provide source code to any third party for any product or technology;

          (f) any agreement or obligation with any affiliate of Parent; or

          (g) any agreement or commitment currently in force providing for capital expenditures by Parent or its subsidiaries in excess of $1,000,000.

     The agreements required to be disclosed in the Parent Disclosure Letter pursuant to clauses (a) through (g) above or pursuant to Section 3.9 or filed with any Parent SEC Report ("PARENT CONTRACTS") are valid and in full force and effect, except to the extent that such invalidity would not have a Material Adverse Effect on Parent. Neither Parent nor any of its subsidiaries, nor to Parent's knowledge, any other party thereto, is in breach, violation or default under, and neither Parent nor any of its subsidiaries has received written notice that it has breached, violated or defaulted, any of the terms or conditions of any Parent Contract in such a manner as would have a Material Adverse Effect on Parent.

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     3.15 Brokers' and Finders' Fees.  Except for fees payable to Merrill Lynch
& Co., Parent has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.16 Insurance. Parent and each of its subsidiaries have policies of insurance and bonds of the type and in amounts customarily carried by persons conducting business or owning assets similar to those of the Parent and its subsidiaries. There is no material claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies have been paid and the Parent and its subsidiaries are otherwise in compliance in all material respects with the terms of such policies and bonds.

     3.17 Disclosure. The information included or incorporation by reference in the proxy statement (the "PROXY STATEMENT") to be mailed to Parent's stockholders soliciting the Parent Stockholder Approval shall not, on the date the Proxy Statement is mailed to Parent's stockholders, at the time of the Parent Stockholders' Meeting or as of the Closing, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Parent Stockholders' Meeting which has become false or misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder. If at any time prior to the Closing, any event relating to Parent or any of its affiliates, officers or directors should be discovered by Parent which is required to be set forth in a supplement to the Proxy Statement, Parent shall promptly inform VHA. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to any information supplied by Novation, HPPI, UHC or VHA which is contained in the Proxy Statement.

     3.18 Board Approval. As of the date of this Agreement, the Board of Directors of Parent has approved this Agreement and recommends that the stockholders of Parent approve the Parent Stockholder Approval.

     3.19 Opinion of Financial Advisor. Parent's Board of Directors has received an opinion from Merrill Lynch & Co., dated as of the date of this Agreement, to the effect that, as of such date, the Transaction is fair to Parent from a financial point of view, a copy of the written opinion of which will be delivered to VHA after receipt thereof by Parent. The transactions contemplated by this Agreement, the UHC Agreement and the Outsourcing Agreement are collectively referred to herein as the "TRANSACTION".

     3.20 Anti-Takeover Protections. The Board of Directors of Parent has taken all actions so that the restrictions contained in Section 203 of the General Corporation Law of the State of Delaware ("DELAWARE LAW") applicable to a "business combination" (as defined in such Section 203) will not apply to the execution, delivery or performance of this Agreement or the transactions contemplated by this Agreement. To Parent's knowledge, no other anti-takeover, control share acquisition, fair price, moratorium or other similar statute or regulation ("TAKEOVER STATUTE") applies or purports to apply to this Agreement or the transactions contemplated hereby.

                                   ARTICLE IV

                          REPRESENTATIONS, WARRANTIES
                         AND CERTAIN AGREEMENTS OF VHA

     VHA hereby represents and warrants to Parent, subject to the exceptions specifically disclosed in writing in the disclosure letter delivered by VHA dated as of the date hereof and certified by a duly authorized officer of VHA (the "VHA DISCLOSURE LETTER") (which VHA Disclosure Letter shall be deemed to be representations and warranties to Parent by VHA under this Section 4), as follows:

     4.1 Organization, Good Standing and Qualification. VHA represents that it is an entity duly organized, validly existing and in good standing under the laws of the state of its formation and has all requisite power and authority, and all requisite qualifications to do business as a foreign entity, to conduct its business in the manner in which its business is currently being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority or qualifications would not have a Material Adverse Effect on VHA.

     4.2 Authorization.

     (a) VHA has all requisite power and authority to enter into this Agreement and the Outsourcing Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Outsourcing Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of VHA. This Agreement and the Outsourcing Agreement have each been duly executed and delivered by VHA and constitute the valid and binding obligations of VHA, enforceable against VHA in accordance with their terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally and general principles of equity.

     (b) The execution and delivery of this Agreement and the Outsourcing Agreement by VHA does not, and the performance of this Agreement and the Outsourcing Agreement by VHA will not, (i) conflict with or violate the certificate of incorporation, bylaws, operating agreement or other organizational documents of VHA, (ii) subject to compliance with the requirements set forth in Section 4.2(c) with regard to VHA, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to VHA or by which any of its properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair VHA's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the properties or assets of VHA pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which VHA is a party or by which VHA or any of its properties are bound or affected, except, in the case of clauses (ii) and (iii), for such conflicts, violations, breaches, defaults, impairments, or rights which, individually or in the aggregate, would not have a Material Adverse Effect on VHA. Except as set forth in a letter delivered by VHA to Parent concurrently with the execution of this Agreement, no consents, waivers and approvals under any of VHA's or any of its subsidiaries' agreements, contracts, licenses or leases are required to be obtained in connection with the consummation of the transactions contemplated hereby, which, if individually or in the aggregate not obtained, would have a Material Adverse Effect on VHA.

     (c) No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity is required to be obtained or made by VHA in connection with the execution and delivery of this Agreement or the Outsourcing Agreement or the consummation of the transactions contemplated hereby or thereby, except for (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws and the HSR Act and the securities or antitrust laws of any foreign country, and (ii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a Material Adverse Effect on VHA or have a material adverse effect on the ability of the parties hereto to consummate the transactions contemplated hereby.

     4.3 Acquisition for Own Account. The Shares, Warrant and Warrant Stock to be delivered to VHA hereunder will be acquired for VHA's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and VHA represents that it has no present intention or agreement to sell, grant any participation in, or otherwise distribute any of the Shares, Warrant or Warrant Stock to be acquired by VHA hereunder in any public resale or distribution within the meaning of the 1933 Act. VHA also represents that it has not been formed for the specific purpose of acquiring the Shares, Warrant or Warrant Stock under this Agreement.

     4.4 Disclosure of Information. VHA believes it has received or has had full access to all the information it considers necessary or appropriate to make an informed ownership decision with respect to the Shares, Warrant and Warrant Stock to be issued to VHA under this Agreement. VHA further has had an opportunity to ask questions and receive answers from Parent regarding the terms and conditions of the offering of the Shares, Warrant and Warrant Stock and to obtain additional information (to the extent Parent possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to VHA or to which VHA had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by Parent in Section 3.

     4.5 Experience. VHA understands that ownership of the Shares, Warrant and Warrant Stock involves substantial risk. VHA: (i) has experience as owner of securities of companies in the development stage and acknowledges that VHA is able to fend for itself, can bear the economic risk of VHA's ownership of the Shares, Warrant and Warrant Stock and has such knowledge and experience in financial or business matters that VHA is capable of evaluating the merits and risks of this ownership of the Shares, Warrant and Warrant Stock and protecting its own interests in connection with this ownership and/or (ii) has a preexisting personal or business relationship with Parent and certain of its officers, directors or controlling persons of a nature and duration that enables VHA to be aware of the character, business acumen and financial circumstances of such persons.

     4.6 Accredited Investor Status. VHA is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

     4.7 Restricted Securities. VHA understands that the Shares and the Warrant are, and upon issuance under the Warrant, the Warrant Stock will be characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from Parent in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, VHA represents that VHA is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

     4.8 No Solicitation. At no time was VHA presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the issuance or delivery of the Shares or the Warrant.

     4.9 Further Limitations on Disposition. Without in any way limiting the representations set forth above, VHA further agrees not to make any disposition of all or any portion of the Shares or Warrant Stock or of any interest therein to any person or entity unless:

          (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition of Shares or Warrant Stock and such disposition is made in accordance with such registration statement; or

          (b) VHA shall have notified Parent of the proposed disposition of the Shares or the Warrant Stock and shall have furnished Parent with a statement of the circumstances surrounding such proposed disposition, and, at the expense of VHA or its transferee, with an opinion of counsel, reasonably satisfactory to Parent, that such disposition will not require registration of such securities under the 1933 Act.

VHA acknowledges that the Warrant is non-transferable to the extent it has not vested.

     4.10 Legends. VHA understands and agrees that the certificates evidencing the Shares, the Warrant and the Warrant Stock will bear legends substantially similar to those set forth below, as applicable, in addition to any other legend that may be required by applicable law, by Parent's Certificate of Incorporation or Bylaws, or by any agreement between Parent and VHA:

          (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE

     AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OTHERWISE PERMITTED UNDER CONTRACTUAL RESTRICTIONS ON RESALE APPLICABLE TO THESE SECURITIES IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          (b) THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND ON VOTING AND THE HOLDERS HEREOF MAY BE BOUND BY CERTAIN RESTRICTIONS ON ACQUISITION OF THE ISSUER'S CAPITAL STOCK PURSUANT TO A COMMON STOCK AND WARRANT AGREEMENT BETWEEN THE ORIGINAL HOLDERS OF THESE SECURITIES AND THE ISSUER, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER.

The legend set forth in (a) above shall be removed by Parent from any certificate evidencing Shares or Warrant Stock upon delivery to Parent of an opinion by counsel, reasonably satisfactory to Parent, to the effect that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or to the effect that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which Parent issued the Shares or Warrant Stock.

     4.11 Disclosure. The information supplied by VHA for inclusion or incorporation by reference in the Proxy Statement shall not on the date the Proxy Statement is mailed to Parent's stockholders, at the time of the Parent Stockholders' Meeting or as of the Closing, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Parent Stockholders' Meeting which has become false or misleading. If at any time prior to the Closing any event relating to VHA or any of its affiliates, officers or directors should be discovered by VHA which is required to be set forth in a supplement to the Proxy Statement, VHA shall promptly inform Parent. Notwithstanding the foregoing, VHA makes no representation or warranty with respect to any information supplied by Parent which is contained in the Proxy Statement.

     4.12 Anti-Takeover Protections. For the three years prior to the date of this Agreement, none of VHA, its "affiliates" nor "associates" (as such terms are defined in Section 203 of the Delaware Law) were the owner of 15% or more of the outstanding voting stock of Parent. To VHA's knowledge, no other Takeover Statute applies or purports to apply to this Agreement or the transactions contemplated hereby.

                                   ARTICLE V

                          CONDUCT PRIOR TO THE CLOSING

     5.1 Conduct of Business by Parent. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, Parent and each of its subsidiaries shall, except to the extent that VHA shall otherwise consent in writing, carry on its business in compliance in all material respects with all applicable material laws and regulations, pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization,
(ii) keep available the services of its present officers and employees and (iii) preserve its relationships with customers, suppliers, licensors, licensees, and others with which it has business dealings. In addition, Parent will promptly notify VHA of any material adverse event involving its business or operations.

     In addition, except as permitted by the terms of this Agreement, and except as contemplated by this Agreement or provided in the Parent Disclosure Letter, without the prior written consent of VHA, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, Parent shall not do any of the following and shall not permit its subsidiaries to do any of the following:

          (a) Waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

          (b) Grant any severance or termination pay to any officer or employee except pursuant to written agreements in effect, or policies existing, on the date hereof and as previously disclosed in writing to VHA, or adopt any new severance plan;

          (c) Transfer or license to any person or entity or otherwise extend, amend or modify in any material respect any rights to any Intellectual Property material to the business of Parent that is owned by, or exclusively licensed to, Parent or one of its subsidiaries, other than non-exclusive licenses, distribution agreements, advertising agreements, or other similar agreements in the ordinary course of business and consistent with past practice;

          (d) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

          (e) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Parent or its subsidiaries, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof;

          (f) Issue, deliver, sell, authorize, pledge or otherwise encumber any shares of capital stock or any securities convertible into shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible securities, other than the grant, issuance, delivery and/or sale of (i) shares of Common Stock pursuant to the exercise of Parent Options outstanding on the date of this Agreement, or granted in accordance with clause (iii) of this
     Section 5.1(f), (ii) shares of Common Stock issuable to participants in the Parent ESPP consistent with the terms thereof, (iii) Parent Options granted to existing employees and newly-hired employees in an aggregate amount not to exceed 2,000,000, none of which Parent Options shall provide for or permit any acceleration of the exercisability thereof in connection with any of the transactions contemplated by this Agreement, and (iv) shares of Common Stock issued in connection with acquisitions, joint ventures, strategic relationships or alliances, and commercial transactions permitted under Section 5.1(h) below;

          (g) Cause, permit or propose any amendments to its Certificate of Incorporation, Bylaws or other charter documents (or similar governing instruments of any of its subsidiaries), other than an amendment to its Certificate of Incorporation to increase the authorized number of shares of Common Stock;

          (h) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof; or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of Parent, or enter into any material joint ventures, strategic relationships or alliances, or enter into any commercial transaction involving the issuance or potential issuance of equity securities of Parent; provided, that Parent shall not be prohibited hereunder from (x) acquiring EquipMD, Inc. pursuant to the Agreement and Plan of Merger among Parent, Augustacorp, Inc. and EquipMD, Inc. (a true and complete copy of which has been made available to VHA) or (y) making or agreeing to make acquisitions, entering into joint ventures, strategic relationships or alliances, or entering into commercial transactions involving the issuance or potential issuance of Common Stock, all of which together do not involve the issuance or potential issuance of more than 5,000,000 shares of Common Stock in the aggregate, and none of which acquisitions, joint ventures, strategic relationships, alliances, agreements or commercial transactions could reasonably be expected to materially delay the issuances of Common Stock and Warrant contemplated by this Agreement (Parent and VHA acknowledge that the fact that an acquisition would be deemed "significant" under Item 2 of Form 8-K under the 1934 Act does not necessarily mean that such acquisition could reasonably be expected to materially delay the issuances of Common Stock and the Warrant contemplated by this Agreement); provided, further, that Parent shall provide written notice to VHA prior to signing any agreement regarding any such acquisition or transaction;

          (i) Sell, lease, license, encumber (except in connection with actions permitted under Section 5.1(j)) or otherwise dispose of any properties or assets which are material, individually or in the aggregate, to the business of Parent;

          (j) Incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Parent, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing other than (i) in connection with the financing of ordinary course trade payables consistent with past practice, (ii) pursuant to existing credit facilities in the ordinary course of business, (iii) equipment leasing arrangements or (iv) in aggregate amount not to exceed $1,000,000;

          (k) (i) Adopt or amend any employee benefit plan or employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable "at will") other than an increase in the number of shares of Common Stock reserved for issuance under Parent Stock Option Plans or Parent ESPP, or (ii) pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants other than in the ordinary course of business, consistent with past practice, or change in any material respect any management policies or procedures;

          (l) Make any capital expenditures outside of the ordinary course of business or any capital expenditures in excess of $1,000,000, individually, or $10,000,000, in the aggregate;

          (m) Materially modify, amend or terminate any material contract or agreement to which Parent or any subsidiary thereof is a party, or waive, release or assign any material rights or claims thereunder, except in the ordinary course of business;

          (n) Materially revalue any of its assets or, except as required by GAAP, make any change in accounting methods, principles or practices;

          (o) Initiate or settle any material litigation, arbitration, mediation or other legal proceeding;

          (p) Take or permit any action with the intent to directly or indirectly adversely impact any of the transactions contemplated by this Agreement; or

          (q) Agree in writing or otherwise to take any of the actions described in Section 5.1 (a) through (p) above.

     5.2 Meeting of Parent Stockholders.

     (a) Promptly after the date hereof, Parent will take all action necessary in accordance with the Delaware Law and its Certificate of Incorporation and Bylaws to convene the Parent Stockholders' Meeting to be held as promptly as practicable and in any event (to the extent permissible under applicable law) within 45 days after the completion of the SEC's review of the Proxy Statement for the purpose of voting upon the Parent Stockholder Approval. Subject to
Section 5.2(c), Parent will use its commercially reasonable efforts to solicit from its stockholders proxies in favor of the approval of the Parent Stockholder Approval and will take all other action necessary or advisable to secure the vote or consent of its stockholders required by the rules of the Nasdaq Stock Market, Delaware Law, its Certificate of Incorporation and Bylaws to obtain such approval.

Notwithstanding anything to the contrary contained in this Agreement, Parent may adjourn or postpone the Parent Stockholders' Meeting to the extent necessary to ensure that any necessary supplement or amendment to the Proxy Statement is provided to Parent's stockholders in advance of a vote on the Parent Stockholder Approval or, if as of the time for which Parent Stockholders' Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Parent Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Parent Stockholders' Meeting. Parent shall ensure that the Parent Stockholders' Meeting is called, noticed, convened, held and conducted, and that all proxies solicited by Parent in connection with the Parent Stockholders' Meeting are solicited, in compliance with the Delaware Law, its Certificate of Incorporation and Bylaws, the rules of the Nasdaq Stock Market and all other applicable legal requirements.

     (b) Subject to Section 5.2(c), the Board of Directors of Parent shall recommend that Parent's stockholders approve the Parent Stockholder Approval at the Parent Stockholders' Meeting; and the Proxy Statement shall include a statement to the effect that the Board of Directors of Parent has recommended that Parent's stockholders approve the Parent Stockholder Approval at the Parent Stockholders' Meeting; and (iii) neither the Board of Directors of Parent nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to VHA, the recommendation of the Board of Directors of Parent that Parent's stockholders approve the Parent Stockholder Approval.

     (c) Nothing in this Agreement shall prevent the Board of Directors of Parent from withholding, withdrawing, amending or modifying its recommendation in favor of the Parent Stockholder Approval if (i) a Superior Offer (as defined below) is made to Parent and is not withdrawn, (ii) Parent shall have provided written notice to VHA and UHC (a "NOTICE OF SUPERIOR OFFER") advising them that Parent has received a Superior Offer, specifying all of the material terms and conditions of such Superior Offer and identifying the person or entity making such Superior Offer, (iii) VHA and/or UHC shall not have, within three business days of Parent's receipt of the Notice of Superior Offer, made an offer that Parent's Board of Directors by a majority vote determines in its good faith judgment (after consultation with a financial advisor of national standing) to be at least as favorable to Parent's stockholders as such Superior Offer (it being agreed that the Board of Directors of Parent shall convene a meeting to consider any such offer by VHA and/or UHC promptly following the receipt thereof), (iv) the Board of Directors of Parent concludes in good faith, after consultation with its outside counsel, that, in light of such Superior Offer, the withholding, withdrawal, amendment or modification of such recommendation is required in order for the Board of Directors of Parent to comply with its fiduciary obligations to Parent's stockholders under applicable law and (v) Parent shall not have violated any of the restrictions set forth in Section 5.4(a) or (b) or this Section 5.2. Parent shall provide VHA with at least one day prior notice (or such lesser prior notice as provided to the members of the Parent's Board of Directors) of any meeting of the Parent's Board of Directors at which Parent's Board of Directors is reasonably expected to consider any Parent Acquisition Proposal (as defined in Section 5.4) to determine whether such Parent Acquisition Proposal is a Superior Offer. Nothing contained in this
Section 5.2(c) shall limit Parent's obligation to hold and convene the Parent Stockholders' Meeting (regardless of whether the recommendation of the Board of Directors of Parent shall have been withdrawn, amended or modified).

     For purposes of this Agreement, "SUPERIOR OFFER" shall mean an unsolicited, bona fide written offer made by a third party to consummate any of the following transactions: (i) a merger or consolidation involving Parent pursuant to which the stockholders of Parent immediately preceding such transaction hold less than 50% of the equity interest in the surviving or resulting entity of such transaction or (ii) the acquisition by any person or group (including by way of a tender offer or an exchange offer or a two step transaction involving a tender offer followed with reasonable promptness by a merger involving Parent), directly or indirectly, of ownership of 100% of the then outstanding shares of capital stock of Parent, on terms that the Board of Directors of Parent determines, in its reasonable judgment (after consultation with a financial advisor of national standing) to be more favorable to Parent stockholders than the terms of this Agreement and the UHC Agreement; provided, however, that any such offer shall not be deemed to be a "Superior Offer" if any financing required to consummate the transaction contemplated by such offer is not committed and is not likely in the reasonable judgment of Parent's Board of Directors (after consultation with its financial advisor) to be obtained by such third party on a timely basis.

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     (d) Nothing contained in this Agreement shall prohibit Parent or its Board of Directors from taking and disclosing to its stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the 1934 Act, or otherwise required by applicable law.

     5.3 Proxy Statement; Antitrust Filings.

     (a) As promptly as practicable after the execution of this Agreement, Parent will prepare and file with the SEC, the Proxy Statement. Parent will respond to any comments of the SEC, and will cause the Proxy Statement to be mailed to its stockholders, as promptly as practicable in compliance with applicable law. Promptly after the date of this Agreement, each of VHA and Parent will prepare and file (i) with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice Notification and Report Forms relating to the transactions contemplated herein as required by the HSR Act, as well as comparable pre-merger notification forms required by the merger notification or control laws and regulations of any applicable jurisdiction, as agreed to by the parties (the "ANTITRUST FILINGS"). VHA and Parent each shall promptly supply the other with any information which may be required in order to effectuate any filings pursuant to this Section 5.3.

     (b) Each of VHA and Parent will notify the other promptly upon the receipt of any comments from the SEC or its staff or any other government officials in connection with any filing made pursuant hereto and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Proxy Statement or any Antitrust Filings or for additional information, and will supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Proxy Statement or any Antitrust Filing. Each of VHA and Parent will cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this
Section 5.3 to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement or any Antitrust Filing, VHA or Parent, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of Parent, such amendment or supplement.

     5.4 No Solicitation.

     (a) From and after the date of this Agreement until the Closing or termination of this Agreement pursuant to Article IX, Parent and its subsidiaries will not, nor will they authorize or permit any of their respective officers, directors, affiliates or employees or any investment banker, attorney or other advisor or representative retained by any of them to, directly or indirectly, (i) solicit, initiate, encourage or induce the making, submission or announcement of any Parent Acquisition Proposal (as hereinafter defined), (ii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes an Parent Acquisition Proposal, (iii) engage in discussions with any person with respect to any Parent Acquisition Proposal, except as to the existence of these provisions, (iv) except as set forth in Section 5.2(c), approve, endorse or recommend any Parent Acquisition Proposal or (v) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Parent Acquisition Proposal; provided, however, that prior to the approval of the Parent Stockholder Approval at the Parent Stockholders' Meeting, Parent may furnish nonpublic information regarding Parent and its subsidiaries to, or enter into discussions or negotiations with, any person or group who has submitted (and not withdrawn) to Parent an unsolicited, written, bona fide Parent Acquisition Proposal that the Board of Directors of Parent reasonably concludes (after consultation with a financial advisor of national standing) may constitute a Superior Offer if (1) neither Parent nor any representative of Parent and its subsidiaries shall have violated any of the restrictions set forth in this Section 5.4, (2) the Board of Directors of Parent concludes in good faith, after consultation with its outside legal counsel, that such action is required in order for the Board of Directors of Parent to comply with its fiduciary obligations to Parent's stockholders under applicable law,
(3) 36 hours prior to furnishing any such nonpublic information to, or entering into any such discussions with, such person or group, Parent gives VHA and UHC written notice of the identity of such person or group and

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all of the material terms and conditions of such Parent Acquisition Proposal and of Parent's intention to furnish nonpublic information to, or enter into discussions with, such person or group, and Parent receives from such person or group an executed confidentiality agreement containing customary terms. Parent and its subsidiaries will immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Parent Acquisition Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding two sentences by any officer, director or employee of Parent or any of its subsidiaries or any investment banker, attorney or other advisor or representative of Parent or any of its subsidiaries shall be deemed to be a breach of this Section 5.4(a) by Parent.

     For purposes of this Agreement, "PARENT ACQUISITION PROPOSAL" shall mean any offer or proposal relating to any transaction or series of related transactions, other than the transactions contemplated by this Agreement (any such transaction or series of related transactions, a "PARENT ACQUISITION"), involving: (A) any acquisition or purchase from Parent by any person or "group" (as defined under Section 13(d) of the 1934 Act and the rules and regulations thereunder) of more than 50% of the outstanding voting securities of Parent or any of its subsidiaries, or any tender offer or exchange offer that if consummated would result in any person or "group" beneficially owning more than 50% of the outstanding voting securities of Parent or any of its subsidiaries, or any merger, consolidation, business combination or similar transaction involving Parent pursuant to which the stockholders of Parent immediately preceding such transaction hold less than 50% of the equity interests in the surviving or resulting entity of such transaction; or (B) any sale, exchange, transfer, acquisition, or disposition of more than 50% of the assets of Parent.

     (b) In addition to the obligations of Parent set forth in paragraph (a) of this Section 5.4, Parent as promptly as practicable shall advise VHA and UHC orally and in writing of any request for non-public information or inquiry which Parent reasonably believes would lead to a Parent Acquisition Proposal or of any Parent Acquisition Proposal, the material terms and conditions of such request, Parent Acquisition Proposal or inquiry, and the identity of the person or group making any such request, Parent Acquisition Proposal or inquiry. Parent will keep VHA and UHC informed as promptly as practicable in all material respects of the status and details (including material amendments or proposed amendments) of any such request, Parent Acquisition Proposal or inquiry.

     (c) From and after the date of this Agreement until the Closing or termination of this Agreement pursuant to Article IX, VHA and its affiliates will not, nor will they authorize or permit any of their respective officers, directors, affiliates or employees or any investment banker, attorney or other advisor or representative retained by any of them to, directly or indirectly,
(i) solicit, initiate, encourage or induce the making, submission or announcement of any VHA Proposal (as hereinafter defined), (ii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes a VHA Proposal,
(iii) engage in discussions with any person with respect to any VHA Proposal, except as to the existence of these provisions, (iv) approve, endorse or recommend any VHA Proposal or (v) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any VHA Proposal. VHA and its affiliates will immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any VHA Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding two sentences by any officer, director or employee of VHA or any of its affiliates or any investment banker, attorney or other advisor or representative of VHA or any of its affiliates shall be deemed to be a breach of this Section 5.4(c) by VHA. For purposes of this Agreement, "VHA PROPOSAL" shall mean any offer or proposal relating to any transaction or series of related transactions that would constitute a breach or violation of, the obligations (including exclusivity obligations) of VHA, UHC, Novation and/or HPPI under the Outsourcing Agreement.

     (d) In addition to the obligations of VHA set forth in paragraph (c) of this Section 5.4, VHA as promptly as practicable shall advise Parent orally and in writing of any request for non-public information or inquiry which VHA reasonably believes would lead to a VHA Proposal or of any VHA Proposal, the material terms and conditions of such request, VHA Proposal or inquiry, and the identity of the person or group making any such request, VHA Proposal or inquiry. VHA will keep Parent informed as promptly as practicable in all
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material respects of the status and details (including material amendments or proposed amendments) of any such request, VHA Proposal or inquiry.

     5.5 Third Party Consents. As soon as practicable following the date hereof, Parent and VHA will each use its commercially reasonable efforts to obtain any material consents, waivers and approvals under any of its or its subsidiaries' respective agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby.

     5.6 Nasdaq Listing. Parent agrees to authorize for listing on the Nasdaq Stock Market the Shares and Warrant Stock issuable in connection with this Agreement, effective upon official notice of issuance.

     5.7 Takeover Statutes. If any Takeover Statute is or may become applicable to the transactions contemplated by this Agreement, each of Parent and VHA and their respective Boards of Directors shall grant such approvals and take such lawful actions as are necessary to ensure that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such Takeover Statute and any regulations promulgated thereunder on such transactions.

                                   ARTICLE VI

                             ADDITIONAL AGREEMENTS

     6.1 Voting of Common Stock. VHA agrees that from and after the date of the Closing through the fifth anniversary of the Closing (the "FIFTH ANNIVERSARY"), and for as long after the Fifth Anniversary as the outstanding shares of Common Stock (including outstanding Common Stock that has been issued pursuant to the Warrant) beneficially owned by VHA together with all "affiliates" (which for purposes of this Agreement (other than Section 3.12) shall have the meaning given such term in Rule 144(a)(1) promulgated under the 1933 Act) of VHA exceeds 35% of the then outstanding Common Stock of Parent (the entire such period, the "RESTRICTED PERIOD"), to the extent that the outstanding shares of Common Stock (including outstanding Common Stock that has been issued pursuant to the Warrant) beneficially owned by VHA together with all affiliates of VHA exceeds 19.9% of the then outstanding Common Stock of Parent (the shares in excess of such 19.9% threshold, "EXCESS SHARES"), VHA shall, and shall cause its affiliates to, vote all Excess Shares it holds or is entitled to vote in proportion to the votes cast by all other stockholders of Parent in connection with each matter submitted to Parent's stockholders for approval except for (i) a proposed Change of Control, (ii) the election of VHA's designated nominees to the Board of Directors of Parent, or (iii) an amendment of the Certificate of Incorporation of Parent that would materially and adversely affect VHA as a Parent stockholder in a manner different from the effect such amendment would have on other Parent stockholders generally. On all matters submitted to Parent stockholders for approval other than those identified in items (i), (ii) and
(iii) of the first sentence of this section, VHA shall, and shall cause its affiliates to, vote all Excess Shares in proportion to the votes cast by all other stockholders of Parent in connection with each matter submitted to Parent stockholders' for approval, including, without limitation, on any matters regarding equity-based or other compensation plans of Parent, the issuance of capital stock of Parent, amendments to the Certificate of Incorporation of Parent other than as set forth in clause (iii) above, elections of directors other than VHA's designated nominees to the Board of Directors, or transactions involving interested or related parties. Notwithstanding any voting restrictions set forth herein, the Board of Directors of Parent may waive any voting restriction set forth herein with respect to any particular matter. For purposes of this Agreement, "CHANGE OF CONTROL" means the consummation of any transaction or series of related transactions, including an acquisition of Parent by another entity and any reorganization, merger, consolidation or share exchange, that results in the beneficial owners of Parent's capital stock immediately prior to the transaction or transactions holding less than 50% of the voting power of Parent immediately after the transaction or transactions, or a transaction or series of related transactions which result in the sale, exchange, transfer, acquisition or disposition of more than 50% of the assets of Parent.

     6.2 Acquisition of Parent Securities. VHA agrees that during the Restricted Period, (i) at any time that VHA together with all of its affiliates beneficially owns 24% (on a Common Stock-equivalent basis) or more

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of the outstanding shares of Common Stock or other capital stock of Parent or of any option, warrant or right to acquire capital stock of Parent (such shares, options, warrants and other rights, collectively, "RIGHTS IN PARENT STOCK"), VHA will not, without the prior written consent of Parent, acquire legal or beneficial ownership of any additional Rights in Parent Stock, except pursuant to the Warrant, and (ii) at any time that VHA, together with all of its affiliates beneficially owns less than 24% of the outstanding Rights in Parent Stock, VHA may acquire such number of Rights in Parent Stock so that after the acquisition of such Rights in Parent Stock the aggregate number of Rights in Parent Stock, on a Common Stock-equivalent basis, legally or beneficially owned by VHA and all affiliates of VHA, assuming issuance of all shares of Parent Common Stock issuable pursuant to such Rights in Parent Stock, equals not more than 24% of the outstanding Common Stock of Parent.

     6.3 Transfer of Parent Securities. VHA agrees that it will not, directly or indirectly, in a single transaction or series of related transactions, without the prior written consent of Parent, sell, transfer or otherwise dispose of legal or beneficial ownership of Rights in Parent Stock to any person if such person together with its affiliates would, to the knowledge of VHA, after reasonable inquiry, beneficially own 15% or more of the then outstanding Rights in Parent Stock, unless prior to such sale, transfer or disposal, such transferee agrees in writing to be bound by VHA's agreements set forth in
Section 6.1, 6.2 (with "19.9%" in Section 6.1 and "24%" in Section 6.2 each read as "15%") and this Section 6.3.

     6.4 Parent Board of Directors. The Board of Directors of Parent will take all actions reasonably necessary such that as soon as practicable following the Closing, the size of Parent's Board of Directors shall be seven members, and two persons shall be appointed by VHA to Parent's Board of Directors to fill vacancies in Class I. Under the Parent's Charter Documents, the terms of Class I Directors expire in 2000, the terms of Class II Directors expire in 2001 and the terms of Class III Directors expire in 2002. The Class I Directors appointed pursuant to this Section shall be appointed following Parent's annual meeting in 2000 to terms expiring in 2003. For so long as VHA beneficially owns 10% or more of the outstanding Common Stock of Parent on a fully converted basis (taking into account for VHA, all shares of Common Stock issuable upon the exercise of the Warrant), Parent will take all actions reasonably necessary to have one person appointed by VHA be a member of Parent's Board of Directors. For so long as VHA beneficially owns 20% or more of the Common Stock of Parent on a fully converted basis (taking into account for VHA, all shares of Common Stock issuable upon the exercise of the Warrant), Parent will take all actions reasonably necessary to have two persons appointed by VHA be members of Parent's Board of Directors. If Parent's Board of Directors establishes an executive committee or another committee of less than all directors having general authority similar to that customarily delegated to an executive committee, one member of such committee shall be a director nominated by VHA.

     6.5 Reasonable Efforts.

     (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including using reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Articles VII and VIII to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity,
(iii) the obtaining of all necessary consents, approvals or waivers from third parties, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (v) the execution or delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. Notwithstanding anything in this Agreement to the contrary, neither Parent nor any of its affiliates shall be under any obligation to make
                                      B-25
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proposals, execute or carry out agreements or submit to orders providing for the sale or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets or categories of assets of Parent or any of its affiliates or imposing or seeking to impose any limitation on the ability of Parent or any of its subsidiaries or affiliates to conduct their business or own such assets.

     (b) Each of VHA and Parent will give prompt notice to the other of (i) any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the consummation of transactions contemplated by this Agreement, (ii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement or the Outsourcing Agreement, (iii) any litigation relating to, involving or otherwise affecting VHA, Novation, HPPI, Parent or their respective subsidiaries that relates to the consummation of the transactions contemplated by this Agreement or the Outsourcing Agreement. VHA shall give prompt notice to Parent of any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate, or any failure of VHA to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Article VIII would not be satisfied, provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement. Parent shall give prompt notice to VHA of any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate, or any failure of Parent to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Article VII would not be satisfied, provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

     6.6 Registration Rights. Parent shall use its reasonable best efforts to cause the requisite holders of registration rights under the Second Amended and Restated Registration Rights Agreement among Parent and certain of its investors dated October 14, 1999 (the "EXISTING REGISTRATION RIGHTS AGREEMENT") to amend and substitute for such agreement the Amended and Restated Registration Rights Agreement in substantially the form attached hereto as Exhibit B (the "NEW REGISTRATION RIGHTS AGREEMENT") effective as of the Closing. If as of the Closing, the requisite holders of registration rights under the Existing Registration Rights Agreement shall not have agreed to amend and substitute for such agreement the New Registration Rights Agreement, then Parent and VHA shall enter into, and Parent shall use its reasonable best efforts to cause the holders of registration rights under the Existing Registration Rights Agreement to enter into, effective as of the Closing, a registration rights agreement (the "ALTERNATIVE REGISTRATION RIGHTS AGREEMENT") modeled upon the New Registration Rights Agreement and only differing from the New Registration Rights Agreement to the extent necessary so that the Alternative Registration Rights Agreement does not conflict with or violate the Existing Registration Rights Agreement.

     6.7 Public Disclosure. Parent and VHA will consult with each other, and to the extent practicable, agree, before issuing any press release or otherwise making any public statement with respect to this Agreement and will not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or any listing agreement with a national securities exchange. The parties have agreed to the text of the press release announcing the signing of this Agreement.

                                  ARTICLE VII

                   CONDITIONS TO VHA'S OBLIGATIONS AT CLOSING

     The obligations of VHA under Sections 1 and 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

          7.1 Representations and Warranties. The representations and warranties of Parent contained in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect or any similar standard or qualification, shall be true and correct at and as of the Closing as if made at and as of the Closing (other than representations and warranties that address

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     matters only as of a particular date, which shall be true and correct as of such date), except where the failure of such representations or warranties to be true or correct would not have, individually or in the aggregate, a Material Adverse Effect on Parent. It is understood that, for purposes of determining the accuracy of such representations and warranties, any update of or modification to the Parent Disclosure Letter made or purported to have been made after the execution of this Agreement shall be disregarded. VHA shall have received a certificate with respect to the foregoing signed on behalf of Parent by the Chief Executive Officer or the Chief Financial Officer of Parent.

          7.2 Performance. Parent shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          7.3 Securities Exemptions. The offer and sale of the Shares and the Warrant to VHA pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualification requirements of the California Corporate Securities Law of 1968, as amended ("CALIFORNIA LAW") and the registration and/or qualification requirements of all other applicable state securities laws.

          7.4 Consents. (i) All required approvals or consents of any Governmental Entity or other person in connection with the consummation of the transactions contemplated hereby shall have been obtained (and all relevant statutory, regulatory or other governmental waiting periods, shall have expired) unless the failure to receive any such approval or consent would not be reasonably likely, directly or indirectly, to result in a Material Adverse Effect on Parent and its subsidiaries, taken as a whole, and (ii) all such approvals and consents which have been obtained shall be on terms that are not reasonably likely, directly or indirectly, to result in a Material Adverse Effect on Parent and its subsidiaries, taken as a whole.

          7.5 Nasdaq Listing. The Shares and the Warrant Stock shall have been approved for listing on the Nasdaq Stock Market, subject to official notice of issuance.

          7.6 Outsourcing Agreement. (i) Parent shall have executed and delivered the Outsourcing Agreement, (ii) the Outsourcing Agreement shall be fully effective in accordance with its terms, and (iii) Parent shall be in compliance in all material respects with the terms of the Outsourcing Agreement, and VHA shall have received a certificate with respect to the foregoing clauses (i), (ii) and (iii) executed by the Chief Executive Officer or the Chief Financial Officer of Parent.

          7.7 Parent Stockholder Approval. The issuance of the Shares, the Warrant and the Warrant Stock shall have been approved by the requisite vote of the stockholders of Parent under applicable law and the Parent Charter Documents.

                                  ARTICLE VIII

                 CONDITIONS TO PARENT'S OBLIGATIONS AT CLOSING

     The obligations of Parent under this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions:

          8.1 Representations and Warranties. The representations and warranties of VHA contained in Section 4 shall be true and correct in all material respects on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          8.2 Performance. VHA shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          8.3 Parent Stockholder Approval. The issuance of the Shares, the Warrant and the Warrant Stock shall have been approved by the requisite vote of the stockholders of Parent under applicable law and the Parent Charter Documents.

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

          8.4 Outsourcing Agreement. (i) Each party to the Outsourcing Agreement (other than Parent) shall have executed and delivered the Outsourcing Agreement, (ii) the Outsourcing Agreement shall be fully effective in accordance with its terms, and (iii) each of the parties thereto (other than Parent) shall be in compliance in all material respects with the terms of the Outsourcing Agreement, and Parent shall have received a certificate with respect to the foregoing clauses (i), (ii) and (iii) executed by the Chief Executive Officers or Chief Financial Officers of each of Novation, VHA, UHC and HPPI.

          8.5 Securities Exemptions. The issuance of the Shares and the Warrant to VHA pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualifications requirements of California Law and the registration and/or qualification requirements of all other applicable state securities laws.

          8.6 Consents. (i) All required approvals or consents of any Governmental Entity or other person in connection with the consummation of the transactions contemplated hereby shall have been obtained (and all relevant statutory, regulatory or other governmental waiting periods, shall have expired) unless the failure to receive any such approval or consent would not be reasonably likely, directly or indirectly, to result in a Material Adverse Effect on Parent and its subsidiaries, taken as a whole, and (ii) all such approvals and consents which have been obtained shall be on terms that are not reasonably likely, directly or indirectly, to result in a Material Adverse Effect on Parent and its subsidiaries, taken as a whole.

                                   ARTICLE IX

                                  TERMINATION

     9.1 Termination. This Agreement may be terminated prior to the Closing, whether before or after the requisite approval of the issuance of the Shares, the Warrant and the Warrant Stock by Parent's stockholders:

          (a) by mutual written consent duly authorized by the Boards of Directors of Parent and VHA;

          (b) by either Parent or VHA if the Closing shall not have occurred by September 30, 2000 for any reason; provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Closing to occur on or before such date and such action or failure to act constitutes a breach of this Agreement or the Outsourcing Agreement;

          (c) by either Parent or VHA if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Closing, which order, decree, ruling or other action is final and nonappealable;

          (d) by either Parent or VHA, if the approval of the issuance of the Shares, the Warrant and the Warrant Stock by the stockholders of Parent shall not have been obtained by reason of the failure to obtain the required vote at a meeting of Parent stockholders duly convened therefor or at any adjournment thereof;

          (e) by either Parent or VHA, if the Outsourcing Agreement is validly terminated according to its terms by a party thereto; or

          (f) by VHA, at any time prior to the Parent Stockholders' Meeting, if a Triggering Event (as defined below) shall have occurred; provided, however, that VHA shall not have the right to terminate this Agreement under this Section 7.1(f) in response to the occurrence of the Triggering Event set forth in clause (iii) of the definition thereof if at the time the event set forth in such clause (iii) occurs VHA is in material breach of this Agreement, or VHA, Novation or HPPI is in material breach of the Outsourcing Agreement, which breach has not been cured as of such time.

     For the purposes of this Agreement, a "TRIGGERING EVENT" shall be deemed to have occurred if: (i) the Board of Directors of Parent or any committee thereof shall for any reason have withdrawn or shall have amended or modified in a manner adverse to VHA its recommendation in favor of the approval of the Parent Stockholder Approval; (ii) Parent shall have failed to include in the Proxy Statement the recommendation of
                                      B-28
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the Board of Directors of Parent in favor of the approval of the Parent
Stockholder Approval; (iii) the Board of Directors of Parent fails to reaffirm its recommendation in favor of the approval of the Parent Stockholder Approval within 10 business days after VHA requests in writing that such recommendation be reaffirmed at any time following the public announcement of a Parent Acquisition Proposal; (iv) the Board of Directors of Parent or any committee thereof shall have approved or publicly recommended any Parent Acquisition Proposal; (v) Parent shall have entered into any letter of intent of similar document or any agreement, contract or commitment accepting any Parent Acquisition Proposal; or (vi) Parent shall have materially breached any of the provisions of Sections 5.2 or 5.4(a) or (b).

     9.2 Notice of Termination; Effect of Termination. Any proper termination of this Agreement under Section 9.1 will be effective immediately upon the delivery of written notice of the terminating party to the other party hereto. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement shall be of no further force or effect, except (i) as set forth in this Section 9.2, Section 9.3 and Article X, each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve either party from liability for any willful breach of this Agreement.

     9.3 Parent Payment. In the event that this Agreement is terminated by VHA pursuant to Section 9.1(f), Parent shall promptly, but in no event later than two days after the date of such termination, pay VHA a fee equal to $12 million in immediately available funds. In the event that (A) following the date of this Agreement and prior to the Parent Stockholders' Meeting, a person has publicly announced a bona fide Parent Acquisition Proposal, (B) this Agreement is terminated by Parent or VHA pursuant to Section 9.1(d), and (C) within nine months following the termination of this Agreement pursuant to Section 9.1(d), either the Parent Acquisition contemplated by such Parent Acquisition Proposal is consummated, or Parent enters into an agreement providing for a Parent Acquisition and such Parent Acquisition is later consummated with the person (or another person controlling, controlled by or under common control with, such person) with whom such agreement was entered into (regardless of when such consummation occurs if Parent has entered into such an agreement within such nine-month period), Parent shall promptly, but in no event later than two days after the consummation of such Parent Acquisition, pay VHA a fee equal to $12 million in immediately available funds. Parent acknowledges that the agreements contained in this Section 9.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, VHA would not enter into this Agreement. Accordingly, if Parent fails to pay in a timely manner the amounts due pursuant to this Section 9.3, and, in order to obtain such payment, VHA makes a claim that results in a judgment against Parent for the amounts set forth in this Section 9.3, Parent shall pay to VHA its reasonable costs and expenses (including reasonable attorneys' fees and expenses) in connection with such suit, together with interest on the amounts set forth in this Section 9.3 at the prime rate of The Chase Manhattan Bank in effect on the date such payment was required to be made.

                                   ARTICLE X

                               GENERAL PROVISIONS

     10.1 Survival of Warranties. The representations, warranties and covenants of VHA (except for any covenant that by its express terms survives the Closing, and for the representations, warranties and covenants set forth in Sections 4.3 through 4.10 inclusive, which shall survive the execution and delivery of this Agreement and the Closing) contained in or made pursuant to this Agreement shall terminate at the Closing. The representations, warranties and covenants of Parent (except for any covenant that by its express terms survives the Closing) contained in or made pursuant to this Agreement shall terminate at the Closing.

     10.2 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party hereto. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Section shall be void.

     10.3 Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to principles of conflict of laws or choice of laws.

     10.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     10.5 Interpretation; Certain Defined Terms.

     (a) When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The words "INCLUDE," "INCLUDES" and "INCLUDING" when used herein shall be deemed in each case to be followed by the words "WITHOUT LIMITATION." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to "THE BUSINESS OF" an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.

     (b) For purposes of this Agreement, "ENCUMBRANCES" means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset) (other than (i) liens for taxes not yet due and payable; (ii) liens reflected on the Parent Balance Sheet, if applicable; (iii) liens which are not material in character, amount or extent, and which do not materially detract from the value or materially interfere with the use of the property subject thereto or affected thereby; and
(iv) contractor's liens).

     (c) For purposes of this Agreement, the term "MATERIAL ADVERSE EFFECT" when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect that is or is reasonably likely to be materially adverse to the business, assets (including intangible assets), capitalization, financial condition, operations or results of operations of such entity taken as a whole with its subsidiaries, except to the extent that any such change, event, violation, inaccuracy, circumstance or effect directly and primarily results from (i) changes in general economic conditions or changes affecting the industry generally in which such entity operates (provided that such changes do not affect such entity in a substantially disproportionate manner) or (ii) changes in the trading prices for such entity's capital stock.

     (d) For purposes of this Agreement, the term "PERSON" shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

     10.6 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon delivery either personally or by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or facsimile number for a party as shall be specified by like notice):

IF TO VHA:

  VHA Inc.
  220 East Las Colinas Boulevard
  Irving, Texas 75039-5500
  Facsimile: 972-830-0391
  Attn: Chief Financial Officer

WITH A COPY TO:

  Skadden, Arps, Slate, Meagher & Flom, LLP
  Four Times Square
  New York, New York 10036
  Facsimile: 212-735-2000
  Attn: Nancy A. Lieberman

IF TO PARENT:

  Neoforma.com, Inc.
  3255-7 Scott Boulevard
  Santa Clara, California 95054
  Facsimile: 408-549-6211
  Attn: Chief Financial Officer

WITH A COPY TO:

  Fenwick & West LLP
  Two Palo Alto Square, Palo Alto, California 94306
  Facsimile: 650-494-1417
  Attn: Gordon K. Davidson
       Douglas N. Cogen

     10.7 Expenses; Finder's Fees. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Closing occurs. VHA agrees to indemnify and to hold harmless Parent from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which VHA or any of its officers, partners, members, employees, or representatives is responsible. Parent agrees to indemnify and hold harmless VHA from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which Parent or any of its officers, employees or representatives is responsible.

     10.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     10.9 Entire Agreement. This Agreement, together with all exhibits and schedules hereto, and the Outsourcing Agreement constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

     10.10 Further Assurances. From and after the date of this Agreement, upon the request of VHA or Parent, Parent and VHA shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     10.11 Amendment; Extension; Waiver. Subject to applicable law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of Parent and VHA. At any time prior to the Closing any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other party hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

     10.12 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy; provided, that payment by Parent of the amount provided for under Section 9.3 shall constitute full and liquidated damages for any alleged breach of this Agreement by Parent in connection with such termination. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     10.13 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

     10.14 Parent Disclosure Letter. Disclosure made with regard to a representation or warranty of Parent in the Parent Disclosure Letter shall also be deemed to qualify other representations and warranties of the party making such disclosure if it is readily apparent from the language contained in such disclosure that such disclosure is applicable to such other representation or warranty.

     10.15 Waiver Of Jury Trial. EACH OF PARENT AND VHA HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS PARENT OR VHA IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

                                   * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized respective officers as of the date first written above.

                                          NEOFORMA.COM, INC.

                                          By:   /s/ FREDERICK RUEGSEGGER
                                            ------------------------------------
                                          Name: Frederick Ruegsegger
                                          Title: Chief Financial Officer

                                          VHA INC.

                                          By:      /s/ CURT NONOMAQUE
                                            ------------------------------------
                                          Name: Curt Nonomaque
                                          Title: Chief Financial Officer

  [SIGNATURE PAGE TO AMENDED AND RESTATED COMMON STOCK AND WARRANT AGREEMENT]

                              SCHEDULE OF EXHIBITS

Exhibit A:  Form of Warrant

Exhibit B:  Form of New Registration Rights Agreement

                                                                       EXHIBIT A

                                FORM OF WARRANT

     NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE ON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OTHERWISE PERMITTED UNDER ANY CONTRACTUAL RESTRICTIONS ON RESALE APPLICABLE TO THESE SECURITIES IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND ON VOTING AND THE HOLDERS HEREOF MAY BE BOUND BY CERTAIN RESTRICTIONS ON ACQUISITION OF THE ISSUER'S CAPITAL STOCK PURSUANT TO A COMMON STOCK AND WARRANT PURCHASE AGREEMENT BETWEEN THE ORIGINAL HOLDERS OF THESE SECURITIES AND THE ISSUER, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                               NEOFORMA.COM, INC.

No. V-1                                            Void after             , 2010

     THIS CERTIFIES THAT VHA Inc., a Delaware corporation ("VHA" or the "HOLDER"), or its permitted assigns is entitled to purchase under this Warrant up to 30,845,020 shares (the "SHARES") of common stock, par value $0.001 per share ("COMMON STOCK"), of Neoforma.com, Inc., a Delaware corporation ("NEOFORMA" or the "COMPANY") at a per share price of $0.01 (the "EXERCISE PRICE") subject to the provisions and upon the terms and conditions hereinafter set forth.

     This Warrant is issued this        day of             , 2000 (the "ISSUE
DATE") pursuant to that certain Amended and Restated Common Stock and Warrant Agreement amended and restated as of May 24, 2000 (the "STOCK AND WARRANT AGREEMENT"), by and between the Company and the Holder.

     1. Vesting and Term.

     1.1 Vesting. Upon issuance, this Warrant shall not be exercisable or vested with respect to any Shares. A total of 23,133,764 Shares shall be eligible for vesting in accordance with Section 1.1.2 below ("TRANCHE A SHARES") and a total of 7,711,256 Shares shall be eligible for vesting in accordance with
Section 1.1.3 below ("TRANCHE B SHARES"). Shares with respect to which this Warrant becomes vested and exercisable are referred to as "VESTED SHARES."

     1.1.1. Definitions.

     "CUMULATIVE SIGNED PURCHASING VOLUME" means, as of any Determination Date, the sum of (x) the cumulative dollar volume of purchases by Healthcare Organizations that are members or patrons of VHA (calculated, for each such Healthcare Organization, by multiplying (A) the amount of Novation LLC contract purchases (as reported in the SRIS system maintained for Novation LLC's benefit) by such Healthcare Organization during the most recent complete calendar year ending prior to the first

Determination Date on or prior to which such Healthcare Organization Signed-Up with Neoforma by (B) 2.4 (the "BASE AMOUNT")) and that Signed-Up with Neoforma on or prior to such Determination Date, plus (y) 80.4% of the cumulative dollar volume of purchases by Healthcare Organizations that are members or patrons of Healthcare Purchasing Partners International, LLC (using, for each such Healthcare Organization, its Base Amount) and that Signed-Up with Neoforma on or prior to such Determination Date, provided that (i) for purposes of computing the first Base Amount for each Healthcare Organization, such Base Amount will be increased by 3.625% and (ii) in addition to the increase in the Base Amount for any Healthcare Organization pursuant to the preceding clause (i), the Base Amount for each Healthcare Organization shall also be increased annually by 7.25% when computing Cumulative Signed Purchasing Volume for Determination Dates which are subsequent to the first Determination Date on or prior to which a particular Healthcare Organization Signed-Up with Neoforma. For purposes of clarity, the parties agree that once a Healthcare Organization is deemed to have "Signed-Up" with Neoforma, its Cumulative Signed Purchasing Volume, as computed and increased under the formula set forth in this definition, shall be included in the computation of Cumulative Signed Purchasing Volume for all Determination Dates arising on or after the date such Healthcare Organization Signed-Up with Neoforma, whether or not such Healthcare Organization continues to do business with Neoforma.

     "HEALTHCARE ORGANIZATION" shall mean any facility providing health care services.

     "PREFERRED PROVIDER" means the Healthcare Organization agrees to use the Neoforma internet-based system for at least 50% of its internet-based purchases of Novation contracted products.

     "SIGNED-UP" means, with respect to any Healthcare Organization, that such Healthcare Organization and Neoforma have entered into a written agreement, arrangement or understanding for Neoforma to be the Preferred Provider of an Internet-based system for the acquisition of Novation contracted products by such Healthcare Organization.

     1.1.2. Vesting Requirements for Tranche A Shares.

     1. 5,783,441 Tranche A Shares shall become Vested Shares on June 30, 2001 (the "FIRST DETERMINATION DATE") if Cumulative Signed Purchasing Volume as of the First Determination Date is at least $2,328 million (the "FIRST TRANCHE A TARGET AMOUNT").

     2. 5,783,441 Tranche A Shares shall become Vested Shares on June 30, 2002 (the "SECOND DETERMINATION DATE") if Cumulative Signed Purchasing Volume as of the Second Determination Date is at least $6,233 million (the "SECOND TRANCHE A TARGET AMOUNT").

     3. 5,783,441 Tranche A Shares shall become Vested Shares on June 30, 2003 (the "THIRD DETERMINATION DATE") if Cumulative Signed Purchasing Volume as of the Third Determination Date is at least $9,629 million (the "THIRD TRANCHE A TARGET AMOUNT").

     4. 5,783,441 Tranche A Shares shall become Vested Shares on June 30, 2004 (the "FOURTH DETERMINATION DATE") if Cumulative Signed Purchasing Volume as of the Fourth Determination Date is at least $13,253 million (the "FOURTH TRANCHE A TARGET AMOUNT").

     5. In the event the Tranche A Target Amount of Cumulative Signed Purchasing Volume specified in any of Section 1.1.2 paragraphs 1, 2, 3 or 4 above is not achieved as of the particular Determination Date specified in such paragraph (such shortfall below a particular Tranche A Target Amount being referred to as a "TRANCHE A SHORTFALL AMOUNT"), then the number of Tranche A Shares which shall become Vested Shares at a particular Determination Date pursuant to Section
1.1.2 paragraphs 1, 2, 3 or 4 shall equal the product of 5,783,441 and a fraction, the numerator of which is the Cumulative Signed Purchasing Volume as of the Determination Date in question and the denominator of which is the Tranche A Target Amount for the Determination Date in question. By way of example, using the formula in the preceding sentence, if as of June 30, 2001, Cumulative Signed Purchasing Volume is $2,000 million, 4,968,592 Tranche A Shares shall become Vested Shares:

                  5,783,441 X 2,000 = 4,968,592 Vested Shares
                              -----
                              2,328

     If there is a Tranche A Shortfall Amount relating to a particular Determination Date, then the number of Tranche A Shares which will not vest due to such shortfall shall equal 5,783,441 minus the number of Tranche A Shares which became Vested Shares on such Determination Date (the "TRANCHE A SHORTFALL SHARES"). Using the facts set forth in the preceding example, if as of June 30, 2001, Cumulative Signed Purchasing Volume is $2,000 million, and 4,968,592 Tranche A Shares become Vested Shares, then 814,849 Tranche A Shares shall be deemed Tranche A Shortfall Shares as of the First Determination Date:

           5,783,441 - 4,968,592 = 814,849 Tranche A Shortfall Shares

     A Determination Date as of which there is a Tranche A Shortfall Amount is referred to as a "TRANCHE A SHORTFALL DETERMINATION DATE". A Determination Date which occurs immediately after a Tranche A Shortfall Determination Date is referred to as a "TRANCHE A CATCH UP DETERMINATION DATE". If as of a Tranche A Catch Up Determination Date, the applicable Tranche A Target Amount for such Tranche A Catch Up Determination Date is met or exceeded, then the Tranche A Shortfall Shares which did not vest on such Tranche A Shortfall Determination Date shall immediately become Vested Shares on the Tranche A Catch Up Determination Date, it being agreed that if the Tranche A Target Amount relating to such Tranche A Catch Up Determination Date is not met, such Tranche A Shortfall Shares shall never become vested. By way of example, if the Tranche A Shortfall Amount on the First Determination Date is $328 million resulting in 814,849 Tranche A Shortfall Shares, and as of the Second Determination Date (which, in this example, is the Tranche A Catch Up Determination Date with respect to the First Determination Date) the Second Tranche A Target Amount of Cumulative Signed Purchasing Volume of $6,233 million is met, then the 814,849 Tranche A Shortfall Shares relating to the First Determination Date which had become a Tranche A Shortfall Determination Date will become Vested Shares on the Second Determination Date, provided however, that if as of the Second Determination Date Cumulative Signed Purchasing Volume is less than $6,233 million, the 814,849 Tranche A Shortfall Shares relating to the First Determination Date shall never become vested, even if as of the Third Determination Date or the Fourth Determination Date the relevant Tranche A Target Amount for such Determination Date is met or exceeded.

     1.1.3 Vesting Requirements for Tranche B Shares.

     1. 1,927,814 Tranche B Shares shall become Vested Shares on the First Determination Date if Cumulative Signed Purchasing Volume as of the First Determination Date is at least $3,104 million (the "FIRST TRANCHE B TARGET AMOUNT").

     2. 1,927,814 Tranche B Shares shall become Vested Shares on the Second Determination Date if Cumulative Signed Purchasing Volume as of the Second Determination Date is at least $8,311 million (the "SECOND TRANCHE B TARGET AMOUNT").

     3. 1,927,814 Tranche B Shares shall become Vested Shares on the Third Determination Date if Cumulative Signed Purchasing Volume as of the Third Determination Date is at least $12,838 million (the "THIRD TRANCHE B TARGET AMOUNT").

     4. 1,927,814 Tranche B Shares shall become Vested Shares on the Fourth Determination Date if Cumulative Signed Purchasing Volume as of the Fourth Determination Date is at least $17,671 million (the "FOURTH TRANCHE B TARGET AMOUNT").

     5. In the event the Tranche B Target Amount of Cumulative Signed Purchasing Volume specified in any of Section 1.1.3 paragraphs 1, 2, 3, or 4 above is not achieved as of the particular Determination Date specified in such paragraph (such shortfall below a particular Tranche B Target Amount being referred to as a "TRANCHE B SHORTFALL AMOUNT"), then the number of Tranche B Shares which shall become Vested Shares at a particular Determination Date pursuant to Section
1.1.3 paragraphs 1, 2, 3 or 4 shall equal the product of 1,927,814 and a fraction, the numerator of which is the Cumulative Signed Purchasing Volume as of the Determination Date in question minus the Tranche A Target Amount for the Determination Date in question and the denominator of which is the Tranche B Target Amount for the Determination Date in question minus the Tranche A Target Amount for the Determination Date in question. It is agreed that no Tranche B Shares will become Vested Shares on a particular Determination Date if the Tranche A Target Amount relating to such Determination Date is not exceeded. By way of example, if as of June 30, 2001, Cumulative Signed Purchasing Volume is $3,000 million, 1,669,447 Tranche B Shares shall become Vested Shares:

              1,927,814 X 3,000 - 2,328 = 1,669,447 Vested Shares
                          -------------
                          3,104 - 2,328

     If there is a Tranche B Shortfall Amount relating to a particular Determination Date, then the number of Tranche B Shares which will not vest due to such shortfall shall equal 1,927,814 minus the number of Tranche B Shares which became Vested Shares on such Determination Date (the "TRANCHE B SHORTFALL SHARES"). If no Tranche B Shares became Vested Shares on a Determination Date, then there will be 1,927,814 Tranche B Shortfall Shares with respect to the Determination Date in question. Using the facts set forth in the preceding example, if as of June 30, 2001, Cumulative Signed Purchasing Volume is $3,000 million, and 1,669,447 Tranche B Shares become Vested Shares, then 258,367 Tranche B Shares shall be deemed Tranche B Shortfall Shares as of the First Determination Date:

           1,927,814 - 1,669,447 = 258,367 Tranche B Shortfall Shares

     A Determination Date as of which there is a Tranche B Shortfall Amount is referred to as a "TRANCHE B SHORTFALL DETERMINATION DATE". A Determination Date which occurs immediately after a Tranche B Shortfall Determination Date is referred to as a "TRANCHE B CATCH UP DETERMINATION DATE". If as of a Tranche B Catch Up Determination Date, the applicable Tranche B Target Amount for such Tranche B Catch Up Determination Date is met or exceeded, then the Tranche B Shortfall Shares which did not vest on such Tranche B Shortfall Determination Date shall immediately become Vested Shares on the Tranche B Catch Up Determination Date, it being agreed that if the Tranche B Target Amount relating to such Tranche B Catch Up Determination Date is not met, such Tranche B Shortfall Shares shall never become vested. By way of example, if the Tranche B Shortfall Amount on the First Determination Date is $104 million resulting in 258,367 Tranche B Shortfall Shares, and as of the Second Determination Date (which, in this example, is the Tranche B Catch Up Determination Date with respect to the First Determination Date) the Second Tranche B Target Amount of Cumulative Signed Purchasing Volume of $8,311 million is met, then the 258,367 Tranche B Shortfall Shares relating to the First Determination Date which had become a Shortfall Determination Date will become Vested Shares on the Second Determination Date, provided however, that if as of the Second Determination Date Cumulative Signed Purchasing Volume is less than $8,311 million, the 258,367 Tranche B Shortfall Shares relating to the First Determination Date shall never become vested, even if as of the Third Determination Date or the Fourth Determination Date the relevant Tranche B Target Amount for such Determination Date is met or exceeded.

     1.2 Acceleration of Vesting. In the event of a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company in which all shares of Common Stock of the Company are converted into cash, or a cash tender offer for all shares of Common Stock is consummated, this Warrant will become fully exercisable as to all of the Shares effective upon consummation of such transaction, and this Warrant will expire on the later of the date of such consummation or twenty days after written notice of such transaction, provided that the Holder may exercise this Warrant contingent on the consummation of such transaction.

     1.3 Termination Date. Unless this Warrant expires pursuant to Section 1.2, this Warrant shall remain exercisable with respect to Vested Shares, if any, until 5:00 p.m. California time on the tenth anniversary of the Issue Date at which time the Warrant shall expire and be of no further force and effect.

     2. Exercise or Conversion.

     2.1 Method of Exercise; Payment; Issuance of New Warrant. This Warrant may be exercised by the Holder, in whole or in part and from time to time as to Vested Shares, by the surrender of this Warrant (with a notice of exercise in the form attached as Exhibit A and the investment representation certificate in the form attached as Exhibit B, each duly executed) at the principal office of the Company and by the payment to the Company by check or wire transfer of an amount equal to the then current Exercise Price per share multiplied by the number of Vested Shares then being purchased (the "AGGREGATE EXERCISE PRICE"). The Holder shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of the

Vested Shares represented thereby, and such Vested Shares shall be deemed to have been issued, immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the Vested Shares so purchased shall be delivered to the Holder as soon as possible and in any event within ten business days of receipt of such notice by the Company and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as possible and in any event within such ten business day period.

     2.2 Right to Convert Warrant into Stock; Net Issuance. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder may elect to exercise this Warrant with respect to then Vested Shares (the "CONVERSION RIGHT"), the aggregate value of which Vested Shares shall be equal to the "in-the-money" value of this Warrant or the portion thereof being converted as set forth below. The Conversion Right may be exercised by the Holder by surrender of this Warrant at the principal office of the Company together with notice of the Holder's intention to exercise the Conversion Right, in which event the Company shall issue to the Holder a number of Vested Shares computed using the following formula:

                                 X = Y (A - B)
                                ----------------
                                       A

Where:

     X = The number of Vested Shares to be issued to the Holder.

     Y = The number of Vested Shares representing the portion of this Warrant that is being converted.

     A = The fair market value of one Share.

     B = The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 2.2, the "fair market value" per Share shall mean the market price of one share of Common Stock on the last business day before the effective date of exercise of the Conversion Right. If the Common Stock is then traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the Nasdaq Stock Market (the "NASDAQ MARKET"), the market price as of a specified day shall be the last reported sale price of one share of Common Stock on such exchange or on the Nasdaq Market on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the Nasdaq Market. If the Common Stock is not so listed or admitted to unlisted trading privileges, the market price as of a specified day shall be the mean of the last bid and asked prices for one share of Common Stock reported on such date (x) by the NASD or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not reported, the market price of one share of Common Stock as of a specified day shall be determined in good faith by written resolution of the Board of Directors of the Company.

     2.3 Automatic Conversion. In the event of termination of this Warrant pursuant to Section 1 above, to the extent that this Warrant is then exercisable and such exercise would result in the issuance of Shares to the Holder, this Warrant shall be deemed automatically exercised in full under Section 2.2 above immediately prior to the time at which it would otherwise expire.

     2.4 HSR Compliance. Exercise or conversion of this Warrant is subject to compliance by the Holder with all applicable filing requirements, and expiration of all applicable waiting periods, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"). The Company will cooperate with the Holder in making all applicable filings under the HSR Act, provided, however, that the Holder shall pay all applicable filing fees.

     3. Securities Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Shares to be issued upon exercise or conversion of this Warrant shall be approved for listing on the Nasdaq Market, subject to official notice of issuance.

     4. Adjustment of Exercise Price and Number of Shares. The Exercise Price and the number and kind of securities or other property purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     4.1 Reclassification or Merger. In case of any reclassification, change or conversion of securities in the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), unless this Warrant shall have been exercised or terminated in accordance with its terms, this Warrant shall thereafter be exercisable solely for the kind and amount of consideration, including but not limited to shares of stock, other securities, money and property, that the Holder would have received upon such reclassification, change, conversion or merger if the Holder had exercised this Warrant in full prior to such reclassification, change, conversion or merger. The provisions of this subparagraph shall similarly apply to successive reclassifications, changes, conversions or mergers. The Company agrees to make appropriate provision in any definitive agreements providing for such a transaction in order to carry out the terms of this Section.

     4.2 Subdivisions or Combination of Shares. If at any time while this Warrant remains outstanding and unexpired the Company shall subdivide or combine the securities of the class issuable upon exercise of this Warrant, the Exercise Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

     4.3 Stock Dividends. If, at any time while this Warrant is outstanding and unexpired, the Company shall pay a dividend payable in securities of the class issuable upon exercise of this Warrant (except any distribution specifically provided for in the foregoing subparagraphs 4.1 and 4.2), then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction, the numerator of which shall be the total number of shares of such class of securities outstanding immediately prior to such dividend or distribution, and the denominator of which shall be the total number of shares of such class of securities outstanding immediately after such dividend or distribution, and the number of Shares subject to this Warrant shall be proportionately adjusted.

     4.4 Common Stock Rights. If, at any time while this Warrant is outstanding and unexpired, the Company shall pay a dividend or other distribution on all Common Stock consisting of, or shall otherwise issue to all holders of Common Stock, rights, warrants or options (not being available on an equivalent basis to the Holders of this Warrant upon exercise) entitling the holders of Common Stock to subscribe for or purchase Common Stock at a price per share less than the current market price (determined as provided in Section 2.2) of a share of Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, warrants or options (other than pursuant to a dividend reinvestment plan), the Exercise Price shall be decreased by multiplying the then current Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such decrease to become effective immediately after the opening of business on the day following the date fixed for such determination. In the event that such rights or warrants are not so issued, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights, warrants or options had not been fixed. Upon adjustment of the Exercise Price pursuant to this Section 4.4, the number of shares subject to issuance upon exercise of this Warrant shall be adjusted by multiplying such number of shares prior to such adjustment by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price in effect immediately after giving effect to such adjustment. In making any determinations under this Section 4.4, there shall be taken into account any consideration received for such rights, warrants or options, the value of which consideration, if other than cash, shall be fixed in good faith by the Board of Directors of the Company, whose determination shall be final.

     4.5 Distributions of Property. If, at any time while this Warrant is outstanding and unexpired, the Company shall pay a dividend or other distribution on all Common Stock consisting of evidences of its indebtedness or assets (excluding any dividend or distribution paid in cash, or any dividend or distribution described in Sections 4.2, 4.3 or 4.4 of this Warrant), the Exercise Price shall be decreased by multiplying the then current Exercise Price by a fraction, the numerator of which shall be the current market price (determined as provided in Section 2.2) of a share of Common Stock on the date fixed for the determination of stockholders entitled to receive such dividend or distribution less the fair market value (as determined by the Board of Directors of Company, whose determination shall be final) of the portion of indebtedness or assets so distributed applicable to one share of Common Stock and the denominator of which shall be such current market price of a share of Common Stock, such decrease to become effective immediately after the opening of business on the day following the date fixed for such determination. In the event that such dividend or distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such dividend or distribution had not been fixed. Upon adjustment of the Exercise Price pursuant to this Section 4.5, the number of shares subject to issuance upon exercise of this Warrant shall be adjusted by multiplying such number of shares prior to such adjustment by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price in effect immediately after giving effect to such adjustment.

     4.6 Notice of Adjustments. Whenever the Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty days of such adjustment deliver a certificate to the Holder signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares subject to this Warrant and the Exercise Price therefor, as applicable, after giving effect to such adjustment.

     5. Compliance with Securities Laws; Restrictions on Transfer.

     5.1 Accredited Investor. This issuance of this Warrant is conditioned upon, and by its acceptance hereof the Holder hereby confirms, that the Holder is an "accredited investor" as that term is defined under Regulation D under the Securities Act of 1933, as amended.

     5.2 Legend. Upon issuance, certificates evidencing the Shares shall bear legends in substantially the form set forth in the Purchase Agreement.

     5.3 Transfer Restrictions; Compliance with Securities Laws on
Transfer. This Warrant may not be transferred in whole or in part without the prior written consent of the Company, except that such consent shall not be required for the transfer of all or any part of this Warrant covering Vested Shares. Any purported transfer of this Warrant in violation of the foregoing restriction shall be void, and the Company shall not recognize any such purported transfer on the securities ledger of the Company. In addition, no permitted transfer of this Warrant or the Shares may be made without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). The Company will reasonably cooperate with the Holder in connection with any permitted transfer of this Warrant, including by issuing new certificates representing the Warrant and any portion thereof so transferred.

     6. Fractional Shares. No fractional Shares will be issued in connection with any exercise hereunder, but in lieu of such fractional Shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

     7. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     8. Notices.

     8.1 Notice of Certain Events. The Company shall provide the Holder with at least twenty days notice (or such greater amount of notice as Delaware law requires to be given to stockholders having the right to vote at a meeting on any Sale Event, as defined herein) prior to (i) a merger of the Company with or into, the consolidation of the Company with, or the sale by the Company of all or substantially all of its assets to, another person or entity (other than such a transaction wherein the stockholders of the Company prior to such transaction retain or obtain a majority of the voting capital stock of the surviving, resulting or purchasing entity) (a "SALE EVENT"), (ii) any liquidation, dissolution or winding up of the Company or (iii) the record date for any cash or other dividend or distribution declared on the Shares (each, a "NOTICE EVENT"). If a notice is provided pursuant to subsection (i) or (ii) of the previous sentence, the notice will indicate the expected date of the Notice Event.

     8.2 Notice Procedure. All notices and other communications hereunder shall be in writing and shall be deemed given upon delivery either personally or by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

IF TO THE HOLDER:
  VHA Inc.
  220 East Las Colinas Boulevard
  Irving, Texas 75030-5500
  Facsimile: 972-830-0391
  Attention: Chief Financial Officer

WITH A COPY TO:
  Skadden, Arps, Slate, Meagher & Flom LLP
  Four Times Square
  New York, New York 10036
  Facsimile: 212-735-2000
  Attention: Nancy A. Lieberman

IF TO THE COMPANY:
  Neoforma.com, Inc.
  3255-7 Scott Boulevard
  Santa Clara, California 95054
  Facsimile: 408-549-6211
  Attention: Chief Financial Officer

WITH A COPY TO:
  Fenwick & West LLP
  Two Palo Alto Square
  Palo Alto, California 94306
  Facsimile No.: 650-494-1417
  Attention: Gordon K. Davidson
          Douglas N. Cogen

     9. Lost Warrants or Stock Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate for Shares and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     10. No Impairment. The Company will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     11. Assignment. Neither the Company nor the Holder may assign either this Warrant or any of its rights, interests, or obligations hereunder without the prior written consent of the other, except that the Company's consent shall not be required for the Holder to assign all or any portion of this Warrant covering Vested Shares. Subject to the preceding sentence and the restrictions on transfer of this Warrant set forth in Section 5.3, this Warrant shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Section shall be void.

              [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     12. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

     IN WITNESS WHEREOF, this Warrant has been executed as of the Issue Date.

                                          NEOFORMA.COM, INC.

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                            NOTICE OF EXERCISE FORM
                   (To be executed only upon partial or full
                        exercise of the within Warrant)

     The undersigned registered Holder of the within Warrant hereby irrevocably
exercises the within Warrant for and purchases                shares of Common
Stock of Neoforma.com, Inc. and herewith makes payment therefor in the amount of
$          , all at the price and on the terms and conditions specified in the
within Warrant and requests that a certificate (or                certificates
in denominations of shares each) for the shares hereby purchased be issued in
the name of and delivered to                whose address is                and,
if such shares shall not include all the Shares issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares not being purchased hereunder be issued in the name of and delivered to the
undersigned, whose address is                               .

Date:
--------------------------------------------------

                                          Holder:
                                          VHA Inc.

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                                                                       EXHIBIT B

                     INVESTMENT REPRESENTATION CERTIFICATE


Holder:      VHA Inc.

Company:     Neoforma.com, Inc.

Security:    Common Stock

Amount:

Date:

     In connection with the purchase of the above-listed securities (the "SHARES"), the undersigned (the "HOLDER") represents to the Company as follows:

     The Shares to be purchased by or delivered to the Holder hereunder will be acquired for investment for such Holder's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended ("1933 ACT"), and Holder represents that it has no present intention or agreement to sell, grant any participation in, or otherwise distribute any of the Shares to be acquired hereunder in any public resale or distribution within the meaning of the 1933 Act. Holder also represents that it has not been formed for the specific purpose of acquiring Securities under this Agreement.

     Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Shares to be purchased under this Agreement. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder had access.

     Holder understands that the purchase of the Shares involves substantial risk. Holder: (i) has experience as an investor in securities of companies in the development stage and acknowledges that Holder is able to fend for itself, can bear the economic risk of Holder's investment in the Shares and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons. Holder is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

     Holder understands that the Shares are characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Holder represents that Holder is familiar with Rule 144 of the Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

     At no time was Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

     Without in any way limiting the representations set forth above, Holder further acknowledges that the Shares are subject to limitations on disposition thereof set forth in the Warrant and in that certain Amended and Restated Common Stock and Warrant Agreement, dated as of May 24, 2000 by and between the Company and Holder, and acknowledges that Holder is bound by such restrictions.

Date:
     -------------------------------------------------

                                          Holder:
                                          VHA Inc.

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT B

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     This Amended and Restated Registration Rights Agreement ("THIS AGREEMENT")
is entered into as of             , 2000 by and between Neoforma.com, Inc., a
Delaware corporation (the "COMPANY"), the investors listed on Exhibit A (the "ORIGINAL INVESTORS"), the purchasers of shares of the Company's Series E Preferred Stock and Series E-1 Preferred Stock listed on Exhibit A as the "SERIES E INVESTORS" (the "SERIES E INVESTORS") and the recipients of shares of the Company's Common Stock listed on Exhibit B (the "NEW INVESTORS") (the Original Investors, the Series E Investors and the New Investors are referred to herein collectively as the "INVESTORS") and all shares of Common Stock held by the Investors are referred to herein as the "SHARES."

     A. Pursuant to the Amended and Restated Investors' Rights Agreement, dated as of February 19, 1999, by and between the Company and the Original Investors, the Original Investors were granted certain information, registration and first refusal rights (the "FIRST RIGHTS AGREEMENT").

     B. The Series E Investors and the Company entered into a Preferred Stock Purchase Agreement dated October 14, 1999, pursuant to which the Series E Investors agreed to purchase the Series E and E-1 Preferred Stock, and a Second Amended and Restated Registration Rights Agreement dated October 14, 1999 providing the Original Investors and the Series E Investors certain information, registration and first refusal rights (the "SECOND RIGHTS AGREEMENT"), which amended and superseded the First Rights Agreement.

     C. The Company, the Original Investors, the Series E Investors and the New Investors desire to enter into this Agreement in order to amend, restate and replace their rights and obligations under the Second Rights Agreement with the rights and obligations set forth in this Agreement. Section 7.1 of the Second Rights Agreement provides that the Second Rights Agreement may be amended by the written consent of the Company, the holders of a majority of the "Registrable Securities" (as defined in Section 1.6 of the Second Rights Agreement) and the holders of a majority of the "Series E Registrable Securities" (as defined in Section 1.12 of the Second Rights Agreement), and the undersigned parties to this Agreement hold a majority of such Registrable Securities and a majority of such Series E Registrable Securities.

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     1.1 "AFFILIATE" means with regard to a particular person or entity, another person or entity which controls, is controlled by or is under common control with such person or entity, including in the case of an Investor, persons and entities under common management with such Investor.

     1.2 "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     1.3 "HOLDER" shall mean each Investor holding Registrable Securities or securities convertible into Registrable Securities and any person holding such securities to whom the rights under this Agreement have been transferred in accordance with Section 4.9 hereof.

     1.4 "INITIATING HOLDERS" shall mean (a) any Holder or Holders who in the aggregate hold at least 75% of the Registrable Securities, (b) any Holder or Holders who in the aggregate hold at least 60% of the Series E Registrable Securities, or (c) any Holder or Holders who in the aggregate hold Novation Registrable Securities having a current market value of at least $30 million.

     1.5 "PREFERRED STOCK" shall mean all previously issued and outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series E-1 Preferred Stock that were converted to Common Stock upon the Company's initial public offering.

     1.6 The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     1.7 "REGISTRABLE SECURITIES" means shares of Common Stock of the Company
(i) issued or issuable upon conversion of the Preferred Stock (the "CONVERSION STOCK") and (ii) issued or issuable with respect to, or in exchange for or in replacement of the Conversion Stock or other Registrable Securities, (iii) issued or issuable with respect to, or in exchange for or in replacement of other securities convertible into or exercisable for Preferred Stock upon any stock split, stock dividend, recapitalization, or similar event, (iv) issued to the former stockholders of Pharos Technologies, Inc., (the "PHAROS INVESTORS") in connection with its acquisition by the Company, (v) issued to the former stockholders of U.S. LifeLine, Inc. (the "USL INVESTORS") in connection with its acquisition by the Company, (vi) issued to the former stockholders of EquipMD, Inc., (the "EMI INVESTORS") in connection with its acquisition by the Company, and (vii) issued to, or issuable upon exercise of warrants issued to, VHA, Inc., a Delaware corporation ("VHA") or University Healthsystem Consortium, an Illinois corporation ("UHC") in connection with the commercial agreement among Neoforma, Novation, LLC, a Delaware limited liability company ("NOVATION"), Healthcare Purchasing Partners International, LLC, a Delaware limited liability company, VHA and UHC (the "NOVATION REGISTRABLE SECURITIES"), excluding: (A) any shares of Common Stock that have been sold to or through a broker, dealer, market maker or underwriter in a public distribution or a public securities transaction or redeemed by the Company in accordance with its Certificate of Incorporation, (B) any shares of Common Stock of the Company (or Preferred Stock or other securities convertible or exercisable therefor) that have been sold in violation of this Agreement, and (C) all shares of Common Stock of the Company (or Preferred Stock or other securities convertible or exchangeable therefor) described in clause (i), (ii), (iii), (iv), (v), (vi) or (vii) of this Section
1.6 held by a Holder that can, in the opinion of counsel to the Company, be sold by such Holder in a three-month period without registration under the Securities Act pursuant to Rule 144.

     1.8 "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 4.1, 4.2 and
4.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursement of one counsel to the Holders, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     1.9 "RESTRICTED SECURITIES" shall mean Registrable Securities held by the Original Investors, the Series E Investors, the Pharos Investors and the USL Investors. For the avoidance of doubt, "Restricted Securities" does not include the Novation Registrable Securities.

     1.10 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     1.11 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     1.12 "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes, if any, applicable to the securities registered by the Holders.

     1.13 "SERIES E REGISTRABLE SECURITIES" means the shares of Common Stock (i) issued or issuable upon conversion of the Series E Preferred Stock or Series E-1 Preferred Stock (ii) issued or issuable with respect to, or in exchange for or in replacement of such Common Stock or (iii) issued or issuable with respect to, or in exchange for or in replacement of other securities convertible into or exercisable for such Preferred Stock upon any stock split, stock dividend, recapitalization, or similar event.

     2. Transferability.

     2.1 Restrictions on Transferability. The Restricted Securities shall not be sold, assigned, transferred or pledged (except those existing or proposed pledges disclosed to the Company prior to the date of this Agreement) except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act. Investors proposing to transfer Restricted Securities will cause any proposed purchaser, assignee, transferee, or pledgee of Restricted Securities held by such Investors to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.

     2.2 Restrictive Legend. Each certificate representing (i) the Restricted Securities and (ii) any other securities issued in respect of the Restricted Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING TRANSFERABILITY AND VOTING, AS SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY.

     The Investors and Holders of Restricted Securities consent to the Company making a notation on its records and giving instructions to any transfer agent regarding the Restricted Securities in order to implement the restrictions on transfer established in this Section 2.

     2.3 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, or (ii) in transactions involving the distribution without consideration of Restricted Securities by an Investor which is a partnership to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, (iii) a transfer to an Affiliate, an affiliated fund, partnership or Company, which is not a competitor of the Company, subject to compliance with applicable securities laws, or (iv) transfers in compliance with Rule 144, so long as the Company is furnished with satisfactory evidence of compliance with such Rule), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied by either of the following, at such holder's expense: (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 2.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and in the reasonable opinion of the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

     2.4 Removal of Restrictions on Transfer of Restricted Securities. Any legend referred to in Section 2.2 hereof stamped on a certificate evidencing (i) the Restricted Securities or (ii) any other securities issued in respect of the Restricted Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event and the stock transfer instructions and record notations with respect to such security shall be removed and the Company shall issue a certificate without such legend to the holder of such security if such security is registered under the Securities Act, or if such holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or (iii) such holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel satisfactory to the Company, that such security can be sold pursuant to Section (k) of Rule 144 under the Securities Act.

     3. [Intentionally Omitted].

     4. Registration Rights.

     4.1 Requested Registration.

     (a) Requested Registration. If the Company shall receive from the Initiating Holders a written request that the Company file a registration statement for (i) at least 75% of the Registrable Securities, (ii) at least 60% of the Series E Registrable Securities, or (iii) Novation Registrable Securities having a current market value of at least $30 million, and in the case of clause
(i) or (ii) the aggregate gross proceeds of which registration would equal or exceed $20,000,000 (any such notice, an "INITIATION NOTICE"), then the Company will:

          (A) within ten days of the receipt by the Company of the Initiation Notice, give written notice of the proposed registration, qualification or compliance to all other Holders (the notice in this Section 4.1(a)(i) and in Section 4.2(a)(i), each called the "REGISTRATION NOTICE"); and

          (B) use its best efforts to effect, as soon as practicable and in any event within ninety (90) days after receipt of the Initiation Notice, such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of the Registration Notice from the Company;

     Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 4.1:

          (1) Prior to January 24, 2001.

          (2) In any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance;

          (3) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of any registration statement for the securities of the Company, and ending (except as provided below) on the date six (6) months immediately following the effective date of any registration statement pertaining to securities of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective, and, provided, further, that the standstill period in this clause (3) shall not apply to a registration regarding a transaction described in subsection (a) of Rule 145 as promulgated under the Securities Act ("RULE 145") or with respect to securities issued or issuable under an employee benefit plan or other similar plan or agreement;

          (4) After the Company has effected two (2) such registrations requested by holders of at least 60% of the Series E Initiating Holders, three (3) such registrations requested by holders of the Novation Registrable Securities, and two (2) additional registrations pursuant to this Section 4.1(a), and such registrations have been declared or ordered effective. The Company shall not be obligated to effect more than one such registration requested by the holders of the Novation Registrable Securities in any twelve month period.

          (5) If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 4.1 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company shall not exercise such right more than once in any twelve (12) month period.

     (b) Underwriting. The Company shall have the right to select one or more underwriters to manage a registration under Section 4.1, subject to the approval of the holders of a majority of the Registrable Securities requesting registration, which will not be unreasonably withheld, conditioned or delayed. If the registration described in the Registration Notice is a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the Registration Notice. In such event, the right of any Holder to registration pursuant to Section 4.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. The Company will not include in any registration under Section 4.1 any securities other than Registrable Securities and securities to be registered for offering and sale on behalf of the Company without the prior written consent of the holders of a majority of the Registrable Securities requesting registration. If the managing underwriter(s) advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities in such offering, exceeds the number of Registrable Securities and other securities, if any, that can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company will include in such registration, prior to the inclusion of any securities that are not Registrable Securities, the number of Registrable Securities requested to be included that in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities that each such holder has requested the Company to include in such registration.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to one hundred eighty (180) days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

     4.2 Company Registration.

     (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration with respect to securities issued or to be issued in an employee benefit plan or other similar plan or agreement, (ii) a registration relating solely to a transaction described in Rule 145, (iii) a registration on any form which does not permit registration of securities of the Company for secondary sales or (iv) a registration pursuant to Section 4.1 hereof, the Company will:

          (i) promptly give to each Holder the Registration Notice; and

          (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within ten (10) days after receipt of the Registration Notice from the Company, by any Holder.

     (b) Underwriting. If the registration described in the Registration Notice is a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the Registration Notice. In such event, the right of any Holder to registration pursuant to Section 4.2 shall be conditioned upon such

Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 4.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten and all shares of any other selling stockholders (other than Holders of Registrable Securities) have first been excluded from such registration, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting; provided, however, that (i) no such reduction shall reduce the number of Registrable Securities (other than Series E Registrable Securities and Novation Registrable Securities) included in the registration below fifteen percent (15%) of the total amount of securities included in such registration ("AVAILABLE 15% SHARES"); (ii) no such reduction shall reduce the number of shares of Series E Registrable Securities included in the registration below twelve percent (12%) of the total amount of securities included in such registration ("AVAILABLE SERIES E SHARES"); and (iii) no such reduction shall reduce the number of shares of Novation Registrable Securities held by VHA and UHC, respectively, included in such registration below fifteen percent (15%) (in the case of VHA) and five percent (5%) (in the case of UHC) of the total amount of securities included in such registration in the case of the first and second such underwritten offerings after the issuance of the Novation Registrable Securities or reduce the number of shares of Novation Registrable Securities below nine and one-half percent (9.5%) (in the case of VHA) and three and one-half percent (3.5%) (in the case of UHC) of the total number of securities included in any subsequent registration ("AVAILABLE NOVATION SHARES"), provided, further that for purposes of allocating the number of Registrable Securities (other than Series E Registrable Securities and Novation Registrable Securities) that may be included in the aggregate number of Registrable Securities (other than Series E Registrable Securities and Novation Registrable Securities) constituting the Available 15% Shares, the registration and underwriting shall be allocated such that each Holder is allowed to include in the registration and underwriting the portion of the Available 15% Shares as is equal to (x) the number of Registrable Securities (other than Series E Registrable Securities and Novation Registrable Securities) which such Holder timely proposed to include in such registration divided by (y) the number of Registrable Securities (other than Series E Registrable Securities and Novation Registrable Securities) which all Holders thereof timely proposed to include in such registration; provided, further that for purposes of allocating the number of shares of Series E Registrable Securities that may be included in the aggregate number of shares of Series E Registrable Securities constituting the Available Series E Shares, the registration and underwriting shall be allocated such that each Holder is allowed to include in the registration and underwriting the portion of the Available Series E Shares that is equal to (x) the number of shares of Series E Registrable Securities which such Holder timely proposed to include in such registration divided by (y) the number of Series E Registrable Securities which all Holders thereof timely proposed to include in such registration; provided, further that for purposes of allocating the number of Novation Registrable Securities that may be included in the aggregate number of shares of Novation Registrable Securities constituting the Available Novation Shares, the registration and the underwriting shall be allocated such that each Holder is allowed to include the portion of Available Novation Shares that is equal to (x) the number of shares of Novation Registrable Securities which such Holder timely proposed to include in such registration divided by (y) the number of Novation Registrable Securities which all Holders thereof timely proposed to include in such registration. The Company shall so advise all Holders distributing their securities through such underwriting of such limitation and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated to individual Holders timely requesting participation in such registration under Section 4.2(a), (i) so that, as nearly as practicable, the participation of each such Holder in the number of shares made available to the Holders by the underwriters is, subject to the preceding sentence, in proportion to (x) the number of Registrable Securities which such Holder timely proposed to include in such registration to (y) the number of Registrable Securities which all Holders timely proposed to include in such registration, or (ii) in such other manner as shall be agreed to by the Company and such Holders of the Registrable Securities proposed to be included in such registration; provided, however, that the number of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities subject to registration rights are first entirely excluded from such underwriting. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

     If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Securities and/or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to one-hundred (180) days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

     (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with
Section 4.4 hereof.

     4.3 Registration on Form S-3.

     (a) If the holders of at least one percent (1%) of the Registrable Securities then outstanding or any holder of Series E Registrable Securities or any holder of Novation Registrable Securities shall request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3 or any similar short form registration statement), for a public offering of Registrable Securities, the reasonably anticipated aggregate price to the public of which would equal or exceed $1,000,000 and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering (or such successor or similar form), the Company shall use its best efforts to cause such Registrable Securities to be registered on such form for the offering and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one (1) registration (which has been declared effective) pursuant to this Section 4.3 in any twelve (12) month period for each of the Holders of the Registrable Securities, the Series E Registrable Securities, and the Novation Registrable Securities held by UHC, respectively, and the Company shall not be required to effect more than two (2) registrations (which have been declared effective) pursuant to this Section 4.3 in any twelve (12) month period for the Holders of the Novation Registrable Securities held by VHA. The provisions of Section 4.1(b) shall be applicable to each registration initiated under this Section 4.3.

     (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 4.3: (i) in any particular jurisdiction in which the Company would be required to qualify to do business or execute a general consent to service of process in effecting such registration, qualification or compliance; (ii) if the Company, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, or an offering with respect to securities issue are issuable under an employee benefit plan or other similar plan or agreement); (iii) during the period starting with the date ninety (90) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to securities issued or issuable with respect to an employee benefit plan or similar plan or arrangement), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder; provided, however, that the Company shall not exercise such right more than once in any twelve (12) month period.

     4.4 Expenses of Registration. All Registration Expenses incurred in connection with all registrations pursuant to Section 4.2, in connection with all demand registrations under Section 4.1, and in connection with the first three (3) S-3 registrations under Section 4.3 by each of the Series E Registrable Securities and the Novation Registrable Securities, respectively, shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata with the Company and among each other on the basis of the number of shares so registered. Notwithstanding the foregoing sentence, if a registration proceeding begun pursuant to Section
4.1 or 4.3 is subsequently withdrawn by the Holders, either (a) if Holders of all of the Registrable Securities to have been registered agree, then the Holders of the Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered, or (b) if all such Holders do not agree, then the Initiating Holders will forfeit their right to one registration pursuant to such section, and the Company shall bear such Registration Expenses. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Initiating Holders at the time of their request, of which the Company had received notice prior to the time of the request, then the Holders shall not be required to pay any of said Registration Expenses or to forfeit the right to one demand registration or S-3 registration, as the case may be, and the Company shall pay the same.

     4.5 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 4, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the earlier time that the distribution described in the Registration Statement has been completed, provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

          (d) Furnish, at the request of any Holder requesting registration of Registrable Securities on the date such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 4, (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          (e) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such U.S. jurisdiction as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therein or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

          (g) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (h) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified.

          (i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          (j) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

          (k) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (l) permit any holder of Registrable Securities that might be deemed, in the sole and exclusive judgment of such holder, to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, that in the reasonable judgment of such holder and its counsel and the Company's counsel should be included; and

          (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable efforts promptly to obtain the withdrawal of such order.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in the sole and exclusive judgment of such holder, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require
(a) the inclusion in such registration statement of language, in form and substance reasonably satisfactory to such holder, to the effect that the holding of such securities by such holder is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

     4.6 Indemnification.

     (a) The Company will indemnify each Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder within the meaning of Section 15 of the Securities Act and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any of the following (each a "VIOLATION"):

          (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or

          (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or

          (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any federal or state law applicable to the Company in connection with any such registration, qualification or compliance;

and the Company will reimburse each such Holder, each of its officers, directors, partners, and legal counsel and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such expense claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or action arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein, and provided further, that the indemnity agreement contained in this
Section 4.6(a) shall not apply to amounts paid in settlement of any such expense, claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

     (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, and legal counsel, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each other Holder, each of its officers, directors, partners and legal counsel and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any Violation that is contained in written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use in such registration, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such expense, claim, loss, damage, liability or action. Notwithstanding the foregoing, the liability of each Holder under this Section 4.6(b) shall be limited in an amount equal to the net proceeds received by such Holder of Registrable Securities sold as contemplated herein, provided, however, that the indemnity agreement contained in this Section 4.6(b) shall not apply to amounts paid in settlement of any such expense loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

     (c) Each party entitled to indemnification under this Section 4.6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and provided, further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or as to which such parties assert separate and different defenses but shall bear the expense of such defense nevertheless.

     (d) If the indemnification provided for in this Section 4.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any expense, loss, liability, claim, damage, or action referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such expense, loss, liability, claim, damage, or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such expense, loss, liability, claim, damage, or action as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge and access to information. Notwithstanding the foregoing, in no event shall the contribution by a Holder under this Section 4.6(d) exceed the net proceeds from the offering received by such Holder, unless such Holder's liability resulted from willful misconduct by such Holder and no person guilty of fraudulent misrepresentation under Section 11(f) of the Securities Act shall be entitled to contribution from a person who was not guilty of such fraudulent misrepresentation.

     (e) The obligations of the Company and Holders under this Section 4.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 4, and otherwise.

     4.7 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as shall be required in connection with any registration, qualification or compliance referred to in this Section 4.

     4.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities, and the Novation Registrable Securities, to the public without registration, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act.

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

          (c) Furnish to the Investor, so long as such Investor owns any Restricted Securities or Novation Registrable Securities, forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration.

          (d) Take such actions as are necessary to enable the Holders to utilize Form S-3 pursuant to Section 4.3 for the sale of Registrable Securities.

     4.9 Transfer of Registration Rights. The rights to cause the Company to register securities granted Holders under Sections 4.1, 4.2 and 4.3 may be assigned by a Holder to (i) a transferee or assignee who acquires at least (or after such transfer will hold an aggregate of) 250,000 Registrable Securities (or 215,000 shares of Series E Registrable Securities or Novation Registrable Securities), (ii) another Holder of Registrable Securities who already possesses registration rights, (iii) a transferee or assignee of Registrable Securities acquiring 10% or more of the outstanding stock of the Company, (iv) a transferee of Registrable Securities which is a subsidiary, parent, partner, limited partner, retired partner, shareholder or Affiliate of a Holder; (v) to a transferee of Registrable Securities who is a Holder's family member or which is a trust for the benefit of such Holder or (vi) in the case of Novation Registrable Securities, patrons, affiliates, members, shareholders, partners or controlled facilities of a shareholder, partner or member, of VHA or UHC; provided, however, the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

     4.10 [Intentionally Omitted]

     4.11 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 4 after the earlier of (i) September 30, 2005; or (ii) the time when all Registrable Securities held by such Holder can, in the opinion of counsel to the Company, be sold by a Holder in a three-month period without registration under the Securities Act pursuant to Rule 144.

     4.12 No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities that grants registration rights that are inconsistent with or violate the rights granted to the holders of Registrable Securities in this Agreement. Notwithstanding anything to the contrary herein, the Company may grant registration rights in connection with bank financings, lease lines, corporate partnering transactions, business acquisitions of or by the Company or to entities with which the Company has a business relationship, provided (a) such grant is not motivated primarily by equity financing needs and (b) such grant is approved by the Board of Directors (with the director appointed by the Series E Registrable Securities concurring in the case of any change to the rights that are specific to the Series E Registrable Securities, and with the director appointed from either Novation or VHA concurring in the case of any change to the rights that are specific to the Novation Registrable Securities). Persons granted registration rights pursuant to the preceding sentence may become parties to part 4 of this Agreement with the consent of the Company.

     4.13 Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities for the purpose of materially and adversely affecting the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement, provided that this Section
4.13 shall not apply to actions or changes with respect to the Company's business, balance sheet, earnings or revenue or with respect to equity, debt or acquisition transactions involving the Company.

     5. [Intentionally Omitted]

     6. [Intentionally Omitted]

     7. General Provisions.

     7.1 Amendment and Waiver. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), but only with the written consent of the Company and the holders of a majority of the shares of the Registrable Securities and (i) in the case of any change to the rights granted specifically to the Holders of Series E Registrable Securities, the Holders of a majority in interest of Series E Registrable Securities; and (ii) in the case of any change to the rights granted specifically to the Holders of Novation Registrable Securities, the Holders of a majority of the Novation Registrable Securities held by VHA and a majority of the Novation Registrable Securities held by UHC; provided, however, that no amendment may adversely affect an individual Holder differently than other similarly situated Holders without the consent of such Holder, and provided, further, that no retroactive amendments may be made without the approval of all parties hereto. Any amendment or waiver effected in accordance with this Section 7.1 shall be binding upon each holder of any Registrable Securities at the time outstanding, each future holder of all such securities and the Company.

     7.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware without reference to choice of law provisions thereof. In connection with any litigation under this Agreement, the parties hereto waive any right they may otherwise have to request trial by jury.

     7.3 Successors and Assigns. Except as otherwise expressly provided, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties.

     7.4 Severability. In case any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be unenforceable, this Agreement shall continue in full force and effect without said provision; provided, however, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     7.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon (a) personal delivery or (b) one business day after transmission by facsimile to the other party to be notified with confirmation of receipt or deposit with a nationally recognized overnight courier, or (c) three business days after deposit with the United States Post Office, by first class mail, postage prepaid, addressed: (i) if to the Investors, at the Investors' address as set forth on Exhibit A or Exhibit B hereto, or at such other address as the Investors shall have furnished to the Company in writing, or (ii) if to the Company, at its current address or at such other address as the Company shall have furnished to the Investors in writing.

     7.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original, and all of which together shall constitute one instrument.

     7.7 Reorganization. The provisions of this Agreement shall apply to any shares or other securities resulting from any stock split or reverse split, stock dividend, reclassification, subdivision, consolidation or reorganization of any shares or other equity securities of the Company and to any shares or other securities of the Company or of any successor company that may be received by any of the parties hereto by virtue of their respective ownership of any shares of Common Stock of the Company.

     7.8 Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically and to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     7.9 Further Assurances. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be reasonably necessary or appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

     7.10 Entire Agreement. This Agreement constitutes the entire agreement of the parties concerning the subject matter hereof and supersedes the Second Rights Agreement and the registration rights previously granted by the Company to the Pharos Investors and the USL Investors, each of which is hereby terminated as of the date of this Agreement.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

COMPANY:                                  INVESTORS (Entity):
NEOFORMA.COM, INC.

By:
    --------------------------------
        Frederick J. Ruegsegger
      Chief Financial Officer and
               Secretary
                                          --------------------------------------
                                                (Printed Entity Name Here)
                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

                                          INVESTORS (Individual):

                                          --------------------------------------
                                                      Signature Here

                                          --------------------------------------
                                                    Printed Name Here

     [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                                                         ANNEX C

          AMENDED AND RESTATED UHC COMMON STOCK AND WARRANT AGREEMENT

     This AMENDED AND RESTATED COMMON STOCK AND WARRANT AGREEMENT (this "AGREEMENT") made and entered into as of March 30, 2000, and amended and restated as of May 24, 2000, by and between Neoforma.com, Inc., a Delaware corporation ("PARENT"), and University HealthSystem Consortium, an Illinois corporation ("UHC").

                                    RECITALS

     WHEREAS, Parent, Novation, LLC, a Delaware limited liability company ("NOVATION"), UHC, VHA Inc., a Delaware corporation ("VHA"), and Healthcare Purchasing Partners International, LLC, a Delaware limited liability company ("HPPI") have entered into that certain Outsourcing and Operating Agreement, dated as of March 30, 2000, and amended and restated as of the date of the amendment and restatement of this Agreement (the "OUTSOURCING AGREEMENT"). Capitalized terms in this Agreement which are not otherwise defined in this Agreement shall have the meanings assigned to them in the Outsourcing Agreement.

     WHEREAS, Parent wishes to compensate UHC for the services it will render pursuant to the Outsourcing Agreement and thereby better secure UHC's fulfillment of its duties and obligations thereunder by issuing to UHC 11,279,150 shares of Parent's common stock, par value $0.001 per share ("COMMON STOCK"), and a warrant to acquire 7,519,436 shares of Common Stock, exercisable subject to the terms and conditions set forth in this Agreement and in such warrant.

     WHEREAS, the sole consideration being furnished by UHC in exchange for the Shares (as defined in Section 1.2 hereof) and Warrant (as defined in Section 1.1 hereof) is the services to be provided by UHC pursuant to the Outsourcing Agreement.

     WHEREAS, based on the foregoing recitals, the parties hereto entered into the Common Stock and Warrant Agreement, dated as of March 30, 2000 (the "PRIOR AGREEMENT"), and desire to amend and restate their agreement as set forth in this Agreement and to supersede the terms of the Prior Agreement with the terms of this Agreement in all respects.

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement and the Outsourcing Agreement, the parties agree as follows:

                                   ARTICLE I

                            AGREEMENT TO ISSUE STOCK

     1.1 Authorization. As of the Closing (as defined below), Parent will have authorized the issuance, pursuant to the terms and conditions of this Agreement, of a total of 11,279,150 shares of Common Stock and of a Common Stock warrant in the form attached hereto as Exhibit A (the "WARRANT") to acquire 7,519,436 shares of Common Stock (collectively, the "WARRANT STOCK") subject to the conditions set forth in this Agreement and the Warrant.

     1.2 Agreement to Issue the Shares. Parent will issue to UHC at the Closing, subject to approval of Parent's stockholders, 11,279,150 shares of Common Stock (the "SHARES").

     1.3 Agreement to Issue the Warrant. Parent will issue to UHC at the Closing, subject to approval of Parent's stockholders, the Warrant to acquire up to 7,519,436 shares (subject to adjustment as provided in the Warrant) of Warrant Stock at an exercise price per share of $0.01 (subject to adjustment as provided in the Warrant), subject to vesting as set forth therein.

     1.4 Anti-Dilution Adjustments. The number of shares of Common Stock represented by the Shares and the number of shares of Common Stock issuable upon exercise of the Warrant shall be equitably adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Common Stock), reorganization, spin-off, recapitalization, reclassification or other like change with respect to Common Stock occurring on or after the date hereof and prior to the Closing.

                                   ARTICLE II

                                    CLOSING

     2.1 Closing. The issuance of the Shares and the Warrant will take place at the offices of Fenwick & West LLP, Two Palo Alto Square, Palo Alto, California, at a time and date to be specified by the parties, which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Article VII and Article VIII, or at such other date, time and location as Parent and UHC mutually agree upon (which time and place are referred to in this Agreement as the "CLOSING"). At the Closing, Parent will deliver to UHC certificates representing the Shares and the Warrant.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF PARENT

     Parent hereby represents and warrants to UHC, subject to the exceptions specifically disclosed in writing in the disclosure letter delivered by Parent dated as of the date hereof and certified by a duly authorized officer of Parent (the "PARENT DISCLOSURE LETTER") (which Parent Disclosure Letter shall be deemed to be representations and warranties to UHC by Parent under this Section 3), as follows:

     3.1 Organization of Parent.

     (a) Parent and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority, and all requisite qualifications to do business as a foreign corporation, to conduct its business in the manner in which its business is currently being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority or qualifications would not, individually or in the aggregate, have a Material Adverse Effect on Parent.

     (b) Other than the corporations identified in Part 3.1 of the Parent Disclosure Letter, neither Parent nor any of the other corporations identified in Part 3.1 of the Parent Disclosure Letter owns any capital stock of, or any equity interest of any nature in, any corporation, partnership, joint venture arrangement or other business entity, other than the entities identified in Part
3.1 of the Parent Disclosure Letter, except for passive investments in equity interests of public companies as Part of the cash management program of Parent. Neither Parent nor any of its subsidiaries is obligated to make any material future investment in or capital contribution to any other entity. Part 3.1 of the Parent Disclosure Letter indicates the jurisdiction of organization of each entity listed therein and Parent's direct or indirect equity interest therein.

     (c) Parent has delivered or made available to Novation a true and correct copy of the Certificate of Incorporation (including any Certificates of Designation) and Bylaws of Parent and similar governing instruments of each of its subsidiaries, each as amended to date (collectively, the "PARENT CHARTER DOCUMENTS"), and each such instrument is in full force and effect. Neither Parent nor any of its subsidiaries is in violation of any of the provisions of the Parent Charter Documents.

     3.2 Capitalization.

     (a) The authorized capital stock of Parent consists solely of 200,000,000 shares of Common Stock, of which there were 69,092,732 shares issued and outstanding as of the close of business on May 16, 2000, and 5,000,000 shares of Preferred Stock, par value $0.001 per share, of which no shares are issued or outstanding. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable and are not subject to any right of rescission or preemptive rights created by statute, the Parent Charter Documents or any agreement or document to which Parent is a party or by which it is bound. As of the date of this Agreement, there are no shares of Common Stock held in treasury by Parent.

     (b) As of the close of business on May 16, 2000, (i) 7,315,539 shares of Common Stock are subject to issuance pursuant to outstanding options ("PARENT OPTIONS") to purchase Common Stock under Parent's 1997 Stock Plan and 1999 Equity Incentive Plan ("PARENT STOCK OPTION PLANS") for an aggregate exercise price of $45,840,941, (ii) 135,000 shares of Common Stock are subject to issuance pursuant to Parent Options other than pursuant to the Parent Stock Option Plans for an aggregate exercise price of $1,345,938, (iii) 1,081,793 shares of Common Stock are subject to issuance pursuant to Parent Options other than pursuant to the Parent Stock Option Plans from the Pharos and EquipMD acquisitions for an aggregate exercise price of $3,384,412, and (iv) 750,000 shares of Parent Common Stock are reserved for future issuance under Parent's 1999 Equity Employee Stock Purchase Plan ("PARENT ESPP"). Parent has made available to UHC an accurate and complete copy of each of Parent Stock Option Plans and the form of all stock option agreements evidencing Parent Options. All shares of Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. Other than as set forth on Part 3.2(b) of the Parent Disclosure Letter, there are no commitments or agreements of any character to which Parent is bound obligating Parent to accelerate the vesting of any Parent Option as a result of the consummation of the transactions contemplated by this Agreement.

     (c) All outstanding shares of Parent Common Stock, all outstanding Parent Options, and all outstanding shares of capital stock of each subsidiary of Parent have been issued and granted in material compliance with (i) all applicable securities laws and other applicable material Legal Requirements and
(ii) all material requirements set forth in applicable agreements or instruments. For the purposes of this Agreement, "LEGAL REQUIREMENTS" means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity (as defined in Section 3.4).

     (d) The Shares and Warrant, when issued and paid for as provided in this Agreement, will be duly authorized and validly issued, fully paid and nonassessable. The Warrant Stock, when issued and paid for as provided in this Agreement and the Warrant, will be duly authorized and validly issued, fully paid and nonassessable.

     (e) Based in Part on the representations made by UHC in Section 4 hereof, the offer and sale of the Shares and the Warrant solely to UHC in accordance with this Agreement and (assuming no change in currently applicable law or the Warrant, and no transfer of the Warrant by the holder thereof and no commission or other remuneration is paid or given, directly or indirectly, for soliciting the exercise of the Warrant) the issuance of the Warrant Stock is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 ACT").

     3.3 Obligations With Respect to Capital Stock.  Except as set forth in
Section 3.2 or Part 3.3 of the Parent Disclosure Letter, there are no equity securities, partnership interests or similar ownership interests of any class of Parent equity security, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. All stock and rights to purchase stock of any subsidiary of Parent are owned free and clear of all Encumbrances. Except as set forth in Section 3.2 or Part 3.2 or Part 3.3 of the Parent Disclosure Letter, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Parent or any of its subsidiaries is a party or by which it is bound obligating Parent or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of Parent or any of its subsidiaries or obligating Parent or any of its subsidiaries to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. There are no registration rights, and there is no shareholder agreement, investor agreement, voting trust, proxy, rights agreement, "poison pill" anti-takeover plan or other agreement or understanding to which Parent is a party or by which it is bound with respect to any equity security of any class of Parent or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its subsidiaries.

     3.4 Due Authorization.

     (a) Parent has all requisite corporate power and authority to enter into this Agreement and the Outsourcing Agreement, to issue the Warrant and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Outsourcing Agreement, the issuance of the Warrant and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Parent, subject only to the approval by Parent's stockholders of the issuance of Common Stock pursuant to this Agreement and the Warrant. The affirmative vote of the holders of a majority in interest of the stock present or represented by proxy at the Parent stockholders' meeting (the "PARENT STOCKHOLDERS' MEETING") called to consider approval of the issuance of the Common Stock pursuant to this Agreement and the Warrant (the "PARENT STOCKHOLDER APPROVAL") is sufficient for Parent's stockholders to approve the issuance of Common Stock pursuant to this Agreement and the Warrant, and no other approval of any holder of any securities of Parent is required in connection with the consummation of the transactions contemplated hereby. This Agreement and the Outsourcing Agreement have each been duly executed and delivered by Parent and, subject to approval of Parent stockholders in the case of this Agreement and the issuance of the Warrant and, assuming the due authorization, execution and delivery thereof by Novation, HPPI, VHA and UHC, as applicable, constitute the valid and binding obligations of Parent, enforceable against Parent in accordance with their terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally and general principles of equity.

     (b) The execution and delivery of this Agreement and the Outsourcing Agreement by Parent does not, and the performance of this Agreement and the Outsourcing Agreement by Parent will not, (i) conflict with or violate the Parent Charter Documents, (ii) subject to obtaining the Parent Stockholder Approvals and compliance with the requirements set forth in Section 3.4(c), conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Parent or by which any of its properties is bound or affected, or
(iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Parent's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of; or result in the creation of an Encumbrance on any of the properties or assets of Parent pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent is a party or by which Parent or any of its properties are bound or affected, except, in the case of clauses (ii) and (iii), for such conflicts, violations, breaches, defaults, impairments, or rights which, individually or in the aggregate, would not have a Material Adverse Effect on Parent. Part 3.4(b) of the Parent Disclosure Letter lists all consents, waivers and approvals under any of Parent's or any of its subsidiaries' agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby, which, if individually or in the aggregate not obtained, would have a Material Adverse Effect on Parent.

     (c) No consent, approval, order or authorization of, or registration, declaration or filing with any court, administrative agency or commission or other governmental entity or instrumentality, foreign or domestic ("GOVERNMENTAL ENTITY") is required to be obtained or made by Parent in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws and the HSR Act and the securities or antitrust laws of any foreign country, and (ii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a Material Adverse Effect on Parent or have a material adverse effect on the ability of the parties hereto to consummate the transactions contemplated hereby.

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     3.5 SEC Filings; Parent Financial Statements.

     (a) Parent has filed all forms, reports and documents required to be filed by Parent with the SEC since the effective date of the Registration Statement of Parent's initial public offering, and has made available to Parent such forms, reports and documents in the form filed with the SEC. All such required forms, reports and documents (including those that Parent may file subsequent to the date hereof) and the Parent Initial Registration Statement are referred to herein as the "PARENT SEC REPORTS." As of their respective dates, the Parent SEC Reports (i) were prepared in accordance with the requirements of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Reports, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent corrected prior to the date of this Agreement by a subsequently filed Parent SEC Report. None of Parent's subsidiaries is required to file any forms, reports or other documents with the SEC.

     (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Parent SEC Reports (the "PARENT FINANCIALS"), including any Parent SEC Reports filed after the date hereof until the Closing, (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 1O-Q, 8-K or any successor form under the 1934 Act) and (iii) fairly presented the consolidated financial position of Parent and its subsidiaries as at the respective dates thereof and the consolidated results of Parent's operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes and were or are subject to normal and recurring year-end adjustments. The balance sheet of Parent contained in Parent SEC Reports as of December 31, 1999 is hereinafter referred to as the "PARENT BALANCE SHEET." Except as disclosed in the Parent Financials, since the date of the Parent Balance Sheet neither Parent nor any of its subsidiaries has any liabilities required under GAAP to be set forth on a balance sheet (absolute, accrued, contingent or otherwise) which are, individually or in the aggregate, material to the business, results of operations or financial condition of Parent and its subsidiaries taken as a whole, except for liabilities incurred since the date of the Parent Balance Sheet in the ordinary course of business consistent with past practices and liabilities incurred in connection with this Agreement.

     3.6 Absence of Certain Changes or Events. Since the date of the Parent Balance Sheet there has not been (i) any Material Adverse Effect with respect to Parent, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Parent's or any of its subsidiaries' capital stock, or any purchase, redemption or other acquisition by Parent of any of Parent's capital stock or any other securities of Parent or its subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities except for repurchases from employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements, (iii) any split, combination or reclassification of any of Parent's or any of its subsidiaries' capital stock, (iv) any granting by Parent or any of its subsidiaries of any increase in compensation or fringe benefits to any of their officers or employees, or any payment by Parent or any of its subsidiaries of any bonus to any of their officers or employees, or any granting by Parent or any of its subsidiaries of any increase in severance or termination pay or any entry by Parent or any of its subsidiaries into, or material modification or amendment of, any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Parent of the nature contemplated hereby, in each case, other than in the ordinary course of business consistent with past practice, (v) any material change or alteration in the policy of Parent relating to the granting of stock options or other equity compensation to its employees and consultants other than in the ordinary course of business consistent with past practice, (vi) entry by Parent or any of its subsidiaries into, or material modification, amendment or cancellation of, any licensing or other agreement with regard to the acquisition, distribution or licensing of any

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material Intellectual Property other than licenses, distribution agreements, advertising agreements, or other similar agreements entered into in the ordinary course of business consistent with past practice, (vii) any material change by Parent in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, or (viii) any material revaluation by Parent of any of its material assets, including writing off notes or accounts receivable other than in the ordinary course of business.

     3.7 Taxes.

     (a) Parent and each of its subsidiaries have timely filed all material federal, state, local and foreign returns, estimates, information statements and reports ("RETURNS") relating to Taxes required to be filed by or on behalf of Parent and each of its subsidiaries with any Tax authority, such Returns are true, correct and complete in all material respects, and Parent and each of its subsidiaries have paid all Taxes shown to be due on such Returns.

     (b) Parent and each of its subsidiaries have withheld with respect to its employees all federal and state income taxes, Taxes pursuant to the Federal Insurance Contribution Act ("FICA"), Taxes pursuant to the Federal Unemployment Tax Act ("FUTA") and other Taxes required to be withheld, except such Taxes which are not material to Parent.

     (c) Neither Parent nor any of its subsidiaries has been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against Parent or any of its subsidiaries, nor has Parent or any of its subsidiaries executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

     (d) No audit or other examination of any Return of Parent or any of its subsidiaries by any Tax authority is presently in progress, nor has Parent or any of its subsidiaries been notified of any request for such an audit or other examination.

     (e) No adjustment relating to any Returns filed by Parent or any of its subsidiaries has been proposed in writing formally or informally by any Tax authority to Parent or any of its subsidiaries or any Tax or financial representative thereof.

     (f) Neither Parent nor any of its subsidiaries has any liability for unpaid Taxes which has not been accrued for or reserved on the Parent Balance Sheet in accordance with GAAP, whether asserted or unasserted, contingent or otherwise, which is material to Parent, other than any liability for unpaid Taxes that may have accrued since the date of the Parent Balance Sheet in connection with the operation of the business of Parent and its subsidiaries in the ordinary course.

     (g) There is no agreement, plan or arrangement to which Parent or any of its subsidiaries is a party, including this Agreement and the agreements entered into in connection with this Agreement, covering any employee or former employee of Parent or any of its subsidiaries that, individually or collectively, would be reasonably likely to give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code. There is no contract, agreement, plan or arrangement to which the Parent is a party or by which it is bound to compensate any individual for excise taxes paid pursuant to
Section 4999 of the Code.

     (h) Neither Parent nor any of its subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by Parent.

     (i) Neither Parent nor any of its subsidiaries is party to or has any obligation under any tax-sharing, tax indemnity or tax allocation agreement or arrangement.

     (j) Except as may be required as a result of the transactions contemplated hereby, Parent and its subsidiaries have not been and will not be required to include any adjustment in Taxable income for any Tax period (or portion thereof) pursuant to Section 481 of the Code or any comparable provision under state or foreign Tax laws as a result of transactions, events or accounting methods employed prior to the Closing.

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     (k) None of Parent's or its subsidiaries' assets are tax exempt use property within the meaning of Section 168(h) of the Code.

     (l) Parent has not been distributed in a transaction qualifying under
Section 355 of the Code within the last two years, nor has Parent distributed any corporation in a transaction qualifying under Section 355 of the Code within the last two years.

     For the purposes of this Agreement, "TAX" or "TAXES" refers to (i) any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities relating to taxes, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts, (ii) any liability for payment of any amounts of the type described in clause (i) as a result of being a member of an affiliated consolidated, combined or unitary group, and (iii) any liability for amounts of the type described in clauses (i) and (ii) as a result of any express or implied obligation to indemnify another person or as a result of any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

     3.8 Title to Properties.

     (a) All real property leases to which Parent is a party and each amendment thereto that is in effect as of the date of this Agreement that provide for annual payments in excess of $250,000 are in full force and effect and are valid and enforceable in accordance with their respective terms, and there is not, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default) that would give rise to a material claim against Parent which could reasonably be expected to have a Material Adverse Effect on Parent.

     (b) Parent has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any Encumbrances, except as reflected in Parent Financials and except where the failure to have valid title or a valid leasehold interest would not have a Material Adverse Effect on Parent.

     3.9 Intellectual Property. For the purposes of this Agreement, the following terms have the following definitions:

     "INTELLECTUAL PROPERTY" means any or all of the following and all rights in, arising out of, or associated therewith: (i) all United States, international and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) all industrial designs and any registrations and applications therefor throughout the world; (v) all trade names, URLs, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (vi) all databases and data collections and all rights therein throughout the world; (vii) all moral and economic rights of authors and inventors, however denominated, throughout the world, and (viii) any similar or equivalent rights to any of the foregoing anywhere in the world.

     "PARENT INTELLECTUAL PROPERTY" shall mean any Intellectual Property that is owned by, or exclusively licensed to, Parent or one of its subsidiaries.

     "PARENT REGISTERED INTELLECTUAL PROPERTY" means all of the Registered Intellectual Property owned by, or filed in the name of, Parent or one of its subsidiaries.

     "REGISTERED INTELLECTUAL PROPERTY" means all United States, international and foreign: (i) patents and patent applications (including provisional applications); (ii) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks; (iii) registered copyrights and applications for copyright registration; and (iv) any other Intellectual Property
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that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any Governmental Entity.

          (a) No material Parent Intellectual Property or product or service of Parent is subject to any proceeding, agreement, or stipulation to which Parent is a party, or any outstanding decree, order or judgment, which arose out of any proceeding to which Parent was either a party or of which Parent has knowledge, restricting in any manner the use, transfer, or licensing thereof by Parent, or which may affect the validity, use or enforceability of such Parent Intellectual Property.

          (b) Each material item of Parent Registered Intellectual Property is valid and subsisting, all necessary registration, maintenance and renewal fees currently due in connection with such Parent Registered Intellectual Property have been made and all necessary documents, recordations and certificates in connection with such Parent Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Parent Registered Intellectual Property, except, in each case, as would not materially adversely affect such item of Parent Registered Intellectual Property.

          (c) Parent or one of its subsidiaries owns and has good and exclusive title to, or has license sufficient for the conduct of its business as currently conducted to, each material item of Parent Intellectual Property free and clear of any Encumbrance (excluding licenses and related restrictions).

          (d) Neither Parent nor any of its subsidiaries has transferred ownership of, or granted any exclusive license with respect to, any Intellectual Property that is or was material Parent Intellectual Property, to any third party.

          (e) Part 3.9(e) of the Parent Disclosure Letter lists all material contracts, licenses and agreements to which Parent is a party (i) pursuant to which any exclusive rights with respect to Parent Intellectual Property are licensed, granted or transferred to any third party; or (ii) pursuant to which a third party has licensed, transferred, sold or distributed any material Intellectual Property to Parent.

          (f) The operation of the business of Parent as such business currently is conducted, including Parent's design, development, marketing and sale of the products or services of Parent (including with respect to products currently under development) has not, does not and will not materially infringe or materially misappropriate the Intellectual Property of any third party or, to its knowledge, constitute unfair competition or trade practices under the laws of any jurisdiction.

          (g) Parent has not received written notice from any third party that the operation of the business of Parent or any act, product or service of Parent, infringes or misappropriates the Intellectual Property of any third party or constitutes unfair competition or trade practices under the laws of any jurisdiction, which allegation, if true, would have a Material Adverse Effect on Parent.

          (h) To the knowledge of Parent, no person has or is infringing or misappropriating any Parent Intellectual Property, which infringement or misappropriation, individually or in the aggregate, would have a Material Adverse Effect on Parent.

          (i) Parent and its subsidiaries have taken reasonable steps to protect Parent's and its subsidiaries' rights in Parent's and such subsidiaries' confidential information and trade secrets, except where the failure to do so would not have a Material Adverse Effect on Parent.

          (j) None of the Parent Intellectual Property or product or service of Parent contains any defect in connection with processing data containing dates in leap years or in the year 2000 or any preceding or following years, which defects, individually or in the aggregate, would have a Material Adverse Effect on Parent.

     3.10 Compliance with Laws; Certain Agreements.

     (a) Neither Parent nor any of its subsidiaries is in conflict with, or in default or in violation of (i) any law, rule, regulation, order, judgment or decree applicable to Parent or any of its subsidiaries or by which Parent or any of its subsidiaries or any of their respective properties is bound or affected, or (ii) any note,
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bond, mortgage, indenture, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries or its or any of their respective properties is bound or affected, except for conflicts, violations and defaults that, individually or in the aggregate, would not have a Material Adverse Effect on Parent. To Parent's knowledge, no investigation or review by any Governmental Entity is pending or has been threatened in a writing delivered to Parent against Parent or any of its subsidiaries. There is no agreement with any Governmental Entity, judgment, injunction, order or decree binding upon Parent or any of its subsidiaries which has or could reasonably be expected to have the effect of prohibiting or materially impairing any material business practice of Parent or any of its subsidiaries, or any acquisition of material property by Parent or any of its subsidiaries.

     (b) Parent and its subsidiaries hold all permits, licenses, exemptions, orders and approvals from governmental authorities that are material to or required for the operation of the business of Parent as currently conducted (collectively, the "PARENT PERMITS"), and are in compliance with the terms of the Parent Permits, except where the failure to hold such Parent Permits, or be in such compliance, would not, individually or in the aggregate, have a Material Adverse Effect on Parent.

     3.11 Litigation. There are no claims, suits, actions or proceedings pending or, to the knowledge of Parent, threatened against, relating to or affecting Parent or any of its subsidiaries, before any Governmental Entity or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or proceedings, to have a Material Adverse Effect on Parent following the transactions contemplated hereby or have a material adverse effect on the ability of the parties hereto to consummate the transactions contemplated hereby.

     3.12 Employee Benefit Plans.

     (a) Definitions. With the exception of the definition of "Affiliate" set forth in Section 3.12(a)(i) below (which definition shall apply only to this Section 3.12), for purposes of this Agreement, the following terms shall have the meanings set forth below:

          (i) "AFFILIATE" shall mean any other person or entity under common control with Parent within the meaning of Section 414(b), (c), (m) or (o) of the Code and the regulations issued thereunder;

          (ii) "PARENT EMPLOYEE PLAN" shall mean any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written or unwritten or otherwise, funded or unfunded, including without limitation, each "EMPLOYEE BENEFIT PLAN," within the meaning of Section 3(3) of ERISA which is maintained, contributed to, or required to be contributed to, by Parent or any Affiliate for the benefit of any Parent Employee;

          (iii) "PARENT EMPLOYEE" shall mean any current, former, or retired employee, officer, or director of Parent or any Affiliate;

          (iv) "PARENT EMPLOYEE AGREEMENT" shall mean each management, employment, severance, consulting, relocation, repatriation, expatriation, visas, work permit or similar agreement or contract between Parent or any Affiliate and any Parent Employee or consultant (excluding any offer letter or other agreement that does not subject Parent to any potential liability in excess of $200,000);

          (v) "INTERNATIONAL PARENT EMPLOYEE PLAN" shall mean each Parent Employee Plan that has been adopted or maintained by Parent, whether informally or formally, for the benefit of Parent Employees outside the United States; and

          (vi) "PENSION PLAN" shall mean each Parent Employee Plan which is an "employee pension benefit plan," within the meaning of Section 3(2) of ERISA.

     (b) Schedule. Part 3.12 of the Parent Disclosure Letter contains an accurate and complete list of each Parent Employee Plan. Parent does not have any plan or commitment to establish any new Parent Employee Plan, to modify any Parent Employee Plan (except to the extent required by law or to conform any such

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Parent Employee Plan to the requirements of any applicable law, or as required by this Agreement), or to enter into any Parent Employee Plan, nor does it have any intention or commitment to do any of the foregoing.

     (c) Documents. Parent has provided or has made available to UHC: (i) correct and complete copies of all documents embodying each Parent Employee Plan (including all amendments thereto and written interpretations thereof); (ii) the most recent annual actuarial valuations, if any, prepared for each Parent Employee Plan; (iii) the three most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each Parent Employee Plan or related trust;
(iv) if the Parent Employee Plan is funded, the most recent annual and periodic accounting of Parent Employee Plan assets; (v) the most recent summary plan description together with the summary of material modifications thereto, if any, required under ERISA with respect to each Parent Employee Plan; (vi) all IRS determination, opinion, notification and advisory letters, and rulings relating to Parent Employee Plans and copies of all applications and correspondence to or from the IRS or the DOL with respect to any Parent Employee Plan; (vii) all material written agreements and contracts relating to each Parent Employee Plan, including, but not limited to, administrative service agreements, group annuity contracts and group insurance contracts; (viii) all communications material to any Parent Employee or Parent Employees relating to any Parent Employee Plan and any proposed Parent Employee Plans, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability to Parent; (ix) all COBRA forms and related notices; and (x) all registration statements and prospectuses prepared in connection with each Parent Employee Plan.

     (d) Employee Plan Compliance. Except, in each case, as would not, individually or in the aggregate, have a Material Adverse Effect on Parent (i) Parent has performed in all material respects all obligations required to be performed by it under, is not in default or violation of, and has no knowledge of any default or violation by any other party to, each Parent Employee Plan, and each Parent Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA or the Code; (ii) each Parent Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under
Section 501(a) of the Code has either received a favorable determination letter from the IRS with respect to each such Plan as to its qualified status under the Code or has remaining a period of time under applicable Treasury regulations or IRS pronouncements in which to apply for such a determination letter and make any amendments necessary to obtain a favorable determination and no event has occurred which would adversely affect the status of such determination letter or the qualified status of such Plan; (iii) no "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Parent Employee Plan; (iv) there are no actions, suits or claims pending, or, to the knowledge of Parent, threatened or reasonably anticipated (other than routine claims for benefits) against any Parent Employee Plan or against the assets of any Parent Employee Plan; (v) each Parent Employee Plan can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without liability to Parent or any of its Affiliates (other than ordinary administration expenses typically incurred in a termination event);
(vi) there are no audits, inquiries or proceedings pending or, to the knowledge of Parent, threatened by the IRS or DOL with respect to any Parent Employee Plan; (vii) neither Parent nor any Affiliate is subject to any material penalty or tax with respect to any Parent Employee Plan under Section 402(i) of ERISA or Sections 4975 through 4980 of the Code; and (viii) all contributions due from the Parent or any Affiliate with respect to any of the Parent Employee Plans have been made as required under ERISA or have been accrued on the Parent Balance Sheet.

     (e) Pension Plans. Parent does not now, nor has it ever, maintained, established, sponsored, participated in, or contributed to, any Pension Plan which is subject to Title IV of ERISA or Section 412 of the Code.

     (f) Multiemployer Plans. At no time has Parent contributed to or been required to contribute to any Multiemployer Plan.

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     (g) No Post-Employment Obligations.  No Parent Employee Plan provides, or has any liability to provide, retiree life insurance, retiree health or other retiree employee welfare benefits to any person for any reason, except as may be required by COBRA or other applicable statute, and Parent has never represented, promised or contracted (whether in oral or written form) to any Parent Employee (either individually or to Parent Employees as a group) or any other person that such Parent Employee(s) or other person would be provided with retiree life insurance, retiree health or other retiree employee welfare benefits, except to the extent required by statute.

     (h) COBRA; FMLA. Except as would not have a Material Adverse Effect on Parent, neither Parent nor any Affiliate has, prior to the Closing violated any of the health care continuation requirements of COBRA, the requirements of FMLA or any similar provisions of state law applicable to its Employees.

     (i) Effect of Transaction. The execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Parent Employee Plan, Parent Employee Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Parent Employee. No payment or benefit which will or may be made by Parent or its Affiliates with respect to any Parent Employee as a result of the transactions contemplated by this Agreement will be characterized as an "excess parachute payment," within the meaning of Section 280G(b)(1) of the Code or will be treated as a nondeductible expense within the meaning of Section 162 of the Code.

     (j) Employment Matters. Except, in each case, as would not, individually or in the aggregate, have a Material Adverse Effect on Parent, Parent and each of its subsidiaries: (i) is in compliance in all material respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Parent Employees; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Parent Employees; (iii) has properly classified independent contractors for purposes of federal and applicable state tax laws, laws applicable to employee benefits and other applicable laws; (iv) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (v) is not liable for any material payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Parent Employees (other than routine payments to be made in the normal course of business and consistent with past practice). There are no pending, or, to Parent's knowledge, threatened material claims or actions against Parent under any worker's compensation policy or long-term disability policy. To Parent's knowledge, no Parent Employee has violated in any material manner any employment contract, nondisclosure agreement or noncompetition agreement by which such Parent Employee is bound due to such Parent Employee being employed by Parent and disclosing to Parent or using trade secrets or proprietary information of any other person or entity.

     (k) Labor. No work stoppage or labor strike against Parent is pending, threatened or reasonably anticipated. Parent does not know of any activities or proceedings of any labor union to organize any Parent Employees. There are no actions, suits, claims, labor disputes or grievances pending, or, to the knowledge of Parent, threatened or reasonably anticipated relating to any labor, safety or discrimination matters involving any Parent Employee, including charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, result in any material liability to Parent. Neither Parent nor any of its subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act. Parent is not presently, nor has it been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by Parent.

     (l) International Employee Plan. Each International Parent Employee Plan has been established, maintained and administered in material compliance with its terms and conditions and with the requirements prescribed by any and all statutory or regulatory laws that are applicable to such International Parent Employee Plan. Furthermore, no International Parent Employee Plan has unfunded liabilities, that as of the

                                      C-11
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Closing, will not be offset by insurance or fully accrued. Except as required by law, no condition exists that would prevent Parent from terminating or amending any International Parent Employee Plan at any time for any reason.

     3.13 Environmental Matters. During the period that Parent has leased or owned its properties or leased, owned or operated any facilities, there have been no disposals, releases or threatened releases of Hazardous Materials (as defined below) on, from or under any such properties or facilities that would have a Material Adverse Effect on Parent. Parent has no knowledge of any presence, disposals, releases or threatened releases of Hazardous Materials on, from or under any of such properties or facilities, which may have occurred prior to Parent or any of its subsidiaries having taken possession of any of such properties or facilities which might reasonably be expected to have a Material Adverse Effect on Parent. None of the properties or facilities currently leased or owned by Parent or any of its subsidiaries or any properties or facilities previously leased or owned by Parent or any of its subsidiaries is in violation of any federal, state or local law, ordinance, regulation or order relating to industrial hygiene or to the environmental conditions on, under or about such properties or facilities, including, but not limited to, soil and ground water condition which violation would have a Material Adverse Effect on Parent. During Parent's occupancy of any properties or facilities owned or leased at any time by Parent, neither Parent, nor to Parent's knowledge, any third party, has used, generated, manufactured, released or stored on, under or about such properties and facilities or transported to or from such properties and facilities any Hazardous Materials that would have or is reasonably likely to have a Material Adverse Effect on Parent. During the time that Parent or any of its subsidiaries has owned or leased the properties and facilities currently occupied by it or any properties and facilities previously occupied by Parent or any of its subsidiaries, there has been no material litigation, proceeding or administrative action brought or threatened against Parent or any of its subsidiaries, or any material settlement reached by Parent or any of its subsidiaries with, any party or parties alleging the presence, disposal, release or threatened release of any Hazardous Materials on, from or under any of such properties or facilities.

     For purposes of this Agreement, the terms "DISPOSAL," "RELEASE," and "THREATENED RELEASE" have the definitions assigned thereto by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. sec. 9601 et seq., as amended ("CERCLA"). For the purposes of this Section 3.13, "HAZARDOUS MATERIALS" mean any hazardous or toxic substance, material or waste which is or becomes prior to the Closing Date, regulated under, or defined as a "hazardous substance," "pollutant," "contaminant," "toxic chemical," "hazardous material," "toxic substance" or "hazardous chemical" under (i) CERCLA; (ii) the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001 et seq.; (iii) the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; (iv) the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.;
(v) the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq.; (vi) regulations promulgated under any of the above statutes; or (vii) any other applicable federal, state or local statute, ordinance, rule or regulation that has a scope or purpose similar to those identified above.

     3.14 Certain Agreements. Other than (i) this Agreement, (ii) the Amended and Restated Common Stock and Warrant Agreement, dated as of the date of this Agreement, between Parent and VHA (the "VHA AGREEMENT"), (iii) the Outsourcing Agreement, and other related agreements, except as otherwise set forth in Part
3.14 of the Parent Disclosure Letter, neither Parent nor any of its subsidiaries is a party to or is bound by:

          (a) other than as disclosed in Part 3.12 of the Parent Disclosure Letter, any employment agreement or commitment with any officer or member of Parent's Board of Directors, other than those that are terminable by Parent or any of its subsidiaries on no more than thirty days notice without liability or financial obligation, except to the extent general principles of wrongful termination law may limit Parent's or any of its subsidiaries' ability to terminate employees at will, or any consulting agreement;

          (b) any material agreement of indemnification, any material guaranty or any material instrument evidencing indebtedness for borrowed money by way of direct loan, sale of debt securities or purchase money obligation;

          (c) any agreement or obligation containing covenants purporting to limit or which effectively limit the Parent's or any of its subsidiaries' freedom to compete in any line of business or in any geographic
                                      C-12
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     area or which would so limit Parent or any of its subsidiaries after the
     Closing or granting any exclusive distribution or other exclusive rights;

          (d) any agreement or obligation currently in force relating to the disposition or acquisition by Parent or any of its subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business, or pursuant to which Parent has any material ownership or participation interest in any corporation, partnership, joint venture, strategic alliance or other business enterprise other than Parent's subsidiaries;

          (e) any agreement or obligation currently in force to provide source code to any third party for any product or technology;

          (f) any agreement or obligation with any affiliate of Parent; or

          (g) any agreement or commitment currently in force providing for capital expenditures by Parent or its subsidiaries in excess of $1,000,000.

     The agreements required to be disclosed in the Parent Disclosure Letter pursuant to clauses (a) through (g) above or pursuant to Section 3.9 or filed with any Parent SEC Report ("PARENT CONTRACTS") are valid and in full force and effect, except to the extent that such invalidity would not have a Material Adverse Effect on Parent. Neither Parent nor any of its subsidiaries, nor to Parent's knowledge, any other party thereto, is in breach, violation or default under, and neither Parent nor any of its subsidiaries has received written notice that it has breached, violated or defaulted, any of the terms or conditions of any Parent Contract in such a manner as would have a Material Adverse Effect on Parent.

     3.15 Brokers' and Finders' Fees. Except for fees payable to Merrill Lynch & Co., Parent has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.16 Insurance. Parent and each of its subsidiaries have policies of insurance and bonds of the type and in amounts customarily carried by persons conducting business or owning assets similar to those of the Parent and its subsidiaries. There is no material claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies have been paid and the Parent and its subsidiaries are otherwise in compliance in all material respects with the terms of such policies and bonds.

     3.17 Disclosure. The information included or incorporated by reference in the proxy statement (the "PROXY STATEMENT") to be mailed to Parent's stockholders soliciting the Parent Stockholder Approval shall not, on the date the Proxy Statement is mailed to Parent's stockholders, at the time of the Parent Stockholders' Meeting or as of the Closing, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Parent Stockholders' Meeting which has become false or misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder. If at any time prior to the Closing, any event relating to Parent or any of its affiliates, officers or directors should be discovered by Parent which is required to be set forth in a supplement to the Proxy Statement, Parent shall promptly inform UHC. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to any information supplied by Novation, HPPI, UHC or VHA which is contained in the Proxy Statement.

     3.18 Board Approval. As of the date of this Agreement, the Board of Directors of Parent has approved this Agreement and recommends that the stockholders of Parent approve the Parent Stockholder Approval.

     3.19 Opinion of Financial Advisor. Parent's Board of Directors has received an opinion from Merrill Lynch & Co., dated as of the date of this Agreement, to the effect that, as of such date, the Transaction is fair to Parent from a financial point of view, a copy of the written opinion of which will be delivered to UHC after
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receipt thereof by Parent. The transactions contemplated by this Agreement, the
VHA Agreement and the Outsourcing Agreement are collectively referred to herein as the "TRANSACTION".

     3.20 Anti-Takeover Protections. The Board of Directors of Parent has taken all actions so that the restrictions contained in Section 203 of the General Corporation Law of the State of Delaware ("DELAWARE LAW") applicable to a "business combination" (as defined in such Section 203) will not apply to the execution, delivery or performance of this Agreement or the transactions contemplated by this Agreement. To Parent's knowledge, no other anti-takeover, control share acquisition, fair price, moratorium or other similar statute or regulation ("TAKEOVER STATUTE") applies or purports to apply to this Agreement or the transactions contemplated hereby.

                                   ARTICLE IV

                          REPRESENTATIONS, WARRANTIES
                         AND CERTAIN AGREEMENTS OF UHC

     UHC hereby represents and warrants to Parent as follows:

     4.1 Organization, Good Standing and Qualification. UHC represents that it is an entity duly organized, validly existing and in good standing under the laws of the state of its formation and has all requisite power and authority, and all requisite qualifications to do business as a foreign entity, to conduct its business in the manner in which its business is currently being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority or qualifications would not have a Material Adverse Effect on UHC.

     4.2 Authorization.

     (a) UHC has all requisite power and authority to enter into this Agreement and the Outsourcing Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Outsourcing Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of UHC. This Agreement and the Outsourcing Agreement have each been duly executed and delivered by UHC and constitute the valid and binding obligations of UHC, enforceable against UHC in accordance with their terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally and general principles of equity.

     (b) The execution and delivery of this Agreement and the Outsourcing Agreement by UHC does not, and the performance of this Agreement and the Outsourcing Agreement by UHC will not, (i) conflict with or violate the certificate of incorporation, bylaws, operating agreement or other organizational documents of UHC, (ii) subject to compliance with the requirements set forth in Section 4.2(c) with regard to UHC, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to UHC or by which any of its properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair UHC's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the properties or assets of UHC pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which UHC is a party or by which UHC or any of its properties are bound or affected, except, in the case of clauses (ii) and (iii), for such conflicts, violations, breaches, defaults, impairments, or rights which, individually or in the aggregate, would not have a Material Adverse Effect on UHC. Except as set forth in a letter delivered by UHC to Parent concurrently with the execution of this Agreement, no consents, waivers and approvals under any of UHC's or any of its subsidiaries' agreements, contracts, licenses or leases are required to be obtained in connection with the consummation of the transactions contemplated hereby, which, if individually or in the aggregate not obtained, would have a Material Adverse Effect on UHC.

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

     (c) No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity is required to be obtained or made by UHC in connection with the execution and delivery of this Agreement or the Outsourcing Agreement or the consummation of the transactions contemplated hereby or thereby, except for (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws and the HSR Act and the securities or antitrust laws of any foreign country, and (ii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a Material Adverse Effect on UHC or have a material adverse effect on the ability of the parties hereto to consummate the transactions contemplated hereby.

     4.3 Acquisition for Own Account. The Shares, Warrant and Warrant Stock to be delivered to UHC hereunder will be acquired for UHC's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and UHC represents that it has no present intention or agreement to sell, grant any participation in, or otherwise distribute any of the Shares, Warrant or Warrant Stock to be acquired by UHC hereunder in any public resale or distribution within the meaning of the 1933 Act. UHC also represents that it has not been formed for the specific purpose of acquiring the Shares, Warrant or Warrant Stock under this Agreement.

     4.4 Disclosure of Information. UHC believes it has received or has had full access to all the information it considers necessary or appropriate to make an informed ownership decision with respect to the Shares, Warrant and Warrant Stock to be issued to UHC under this Agreement. UHC further has had an opportunity to ask questions and receive answers from Parent regarding the terms and conditions of the offering of the Shares, Warrant and Warrant Stock and to obtain additional information (to the extent Parent possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to UHC or to which UHC had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by Parent in Section 3.

     4.5 Experience. UHC understands that ownership of the Shares, Warrant and Warrant Stock involves substantial risk. UHC: (i) has experience as owner of securities of companies in the development stage and acknowledges that UHC is able to fend for itself, can bear the economic risk of UHC's ownership of the Shares, Warrant and Warrant Stock and has such knowledge and experience in financial or business matters that UHC is capable of evaluating the merits and risks of this ownership of the Shares, Warrant and Warrant Stock and protecting its own interests in connection with this ownership and/or (ii) has a preexisting personal or business relationship with Parent and certain of its officers, directors or controlling persons of a nature and duration that enables UHC to be aware of the character, business acumen and financial circumstances of such persons.

     4.6 Accredited Investor Status. UHC is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

     4.7 Restricted Securities. UHC understands that the Shares and the Warrant are, and upon issuance under the Warrant, the Warrant Stock will be characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from Parent in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, UHC represents that UHC is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

     4.8 No Solicitation. At no time was UHC presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the issuance or delivery of the Shares or the Warrant.

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

     4.9 Further Limitations on Disposition. Without in any way limiting the representations set forth above, UHC further agrees not to make any disposition of all or any portion of the Shares or Warrant Stock or of any interest therein to any person or entity unless:

          (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition of Shares or Warrant Stock and such disposition is made in accordance with such registration statement; or

          (b) UHC shall have notified Parent of the proposed disposition of the Shares or the Warrant Stock and shall have furnished Parent with a statement of the circumstances surrounding such proposed disposition, and, at the expense of UHC or its transferee, with an opinion of counsel, reasonably satisfactory to Parent, that such disposition will not require registration of such securities under the 1933 Act.

UHC acknowledges that the Warrant is non-transferable to the extent it has not vested.

     4.10 Legends. UHC understands and agrees that the certificates evidencing the Shares, the Warrant and the Warrant Stock will bear legends substantially similar to those set forth below, as applicable, in addition to any other legend that may be required by applicable law, by Parent's Certificate of Incorporation or Bylaws, or by any agreement between Parent and UHC:

          (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OTHERWISE PERMITTED UNDER CONTRACTUAL RESTRICTIONS ON RESALE APPLICABLE TO THESE SECURITIES IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          (b) THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO CERTAIN RESTRICTIONS ON VOTING AND THE HOLDERS HEREOF MAY BE BOUND BY CERTAIN RESTRICTIONS ON ACQUISITION OF THE ISSUER'S CAPITAL STOCK PURSUANT TO A COMMON STOCK AND WARRANT AGREEMENT BETWEEN THE ORIGINAL HOLDERS OF THESE SECURITIES AND THE ISSUER, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER.

The legend set forth in (a) above shall be removed by Parent from any certificate evidencing Shares or Warrant Stock upon delivery to Parent of an opinion by counsel, reasonably satisfactory to Parent, to the effect that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or to the effect that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which Parent issued the Shares or Warrant Stock. The legend set forth in (b) above shall be removed by Parent from any certificate evidencing Shares or Warrant Stock upon delivery to Parent of evidence that such Shares or Warrant Stock have been sold or transferred to a person other than UHC.

     4.11 Disclosure. The information supplied by UHC for inclusion or incorporation by reference in the Proxy Statement shall not on the date the Proxy Statement is mailed to Parent's stockholders, at the time of the Parent Stockholders' Meeting or as of the Closing, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Parent Stockholders' Meeting which has become false or misleading. If at any time prior to the Closing
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

any event relating to UHC or any of its affiliates, officers or directors should be discovered by UHC which is required to be set forth in a supplement to the Proxy Statement, UHC shall promptly inform Parent. Notwithstanding the foregoing, UHC makes no representation or warranty with respect to any information supplied by Parent which is contained in the Proxy Statement.

     4.12 Anti-Takeover Protections. For the three years prior to the date of this Agreement, none of UHC, its "affiliates" nor "associates" (as such terms are defined in Section 203 of the Delaware Law) were the owner of 15% or more of the outstanding voting stock of Parent. To UHC's knowledge, no other Takeover Statute applies or purports to apply to this Agreement or the transactions contemplated hereby.

                                   ARTICLE V

                          CONDUCT PRIOR TO THE CLOSING

     5.1 Conduct of Business by Parent. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, Parent and each of its subsidiaries shall, except to the extent that UHC shall otherwise consent in writing, carry on its business in compliance in all material respects with all applicable material laws and regulations, pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization,
(ii) keep available the services of its present officers and employees and (iii) preserve its relationships with customers, suppliers, licensors, licensees, and others with which it has business dealings. In addition, Parent will promptly notify UHC of any material adverse event involving its business or operations.

     In addition, except as permitted by the terms of this Agreement, and except as contemplated by this Agreement or provided in the Parent Disclosure Letter, without the prior written consent of UHC, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, Parent shall not do any of the following and shall not permit its subsidiaries to do any of the following:

          (a) Waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

          (b) Grant any severance or termination pay to any officer or employee except pursuant to written agreements in effect, or policies existing, on the date hereof and as previously disclosed in writing to UHC, or adopt any new severance plan;

          (c) Transfer or license to any person or entity or otherwise extend, amend or modify in any material respect any rights to any Intellectual Property material to the business of Parent that is owned by, or exclusively licensed to, Parent or one of its subsidiaries, other than non-exclusive licenses, distribution agreements, advertising agreements, or other similar agreements in the ordinary course of business and consistent with past practice;

          (d) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

          (e) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Parent or its subsidiaries, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof;

          (f) Issue, deliver, sell, authorize, pledge or otherwise encumber any shares of capital stock or any securities convertible into shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible securities, other than the grant, issuance, delivery and/or sale of (i) shares of Common Stock pursuant to the exercise of Parent Options outstanding on the date of this Agreement, or granted in accordance with clause (iii) of this
     Section 5.1(f), (ii) shares of Common Stock issuable to participants in the Parent ESPP consistent with the terms thereof, (iii) Parent Options granted to existing employees and newly-hired employees in an aggregate amount not to exceed 2,000,000, none of which Parent Options shall provide for or permit any acceleration of the exercisability thereof in connection with any of the transactions contemplated by this Agreement, and (iv) shares of Common Stock issued in connection with acquisitions, joint ventures, strategic relationships or alliances, and commercial transactions permitted under Section 5.1(h) below;

          (g) Cause, permit or propose any amendments to its Certificate of Incorporation, Bylaws or other charter documents (or similar governing instruments of any of its subsidiaries), other than an amendment to its Certificate of Incorporation to increase the authorized number of shares of Common Stock;

          (h) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof; or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of Parent, or enter into any material joint ventures, strategic relationships or alliances, or enter into any commercial transaction involving the issuance or potential issuance of equity securities of Parent; provided, that Parent shall not be prohibited hereunder from (x) acquiring EquipMD, Inc. pursuant to the Agreement and Plan of Merger among Parent, Augustacorp, Inc. and EquipMD, Inc. (a true and complete copy of which has been made available to UHC) or (y) making or agreeing to make acquisitions, entering into joint ventures, strategic relationships or alliances, or entering into commercial transactions involving the issuance or potential issuance of Common Stock, all of which together do not involve the issuance or potential issuance of more than 5,000,000 shares of Common Stock in the aggregate, and none of which acquisitions, joint ventures, strategic relationships, alliances, agreements or commercial transactions could reasonably be expected to materially delay the issuances of Common Stock and Warrant contemplated by this Agreement (Parent and UHC acknowledge that the fact that an acquisition would be deemed "significant" under Item 2 of Form 8-K under the 1934 Act does not necessarily mean that such acquisition could reasonably be expected to materially delay the issuances of Common Stock and the Warrant contemplated by this Agreement); provided, further, that Parent shall provide written notice to UHC prior to signing any agreement regarding any such acquisition or transaction;

          (i) Sell, lease, license, encumber (except in connection with actions permitted under Section 5.1(j)) or otherwise dispose of any properties or assets which are material, individually or in the aggregate, to the business of Parent;

          (j) Incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Parent, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing other than (i) in connection with the financing of ordinary course trade payables consistent with past practice, (ii) pursuant to existing credit facilities in the ordinary course of business, (iii) equipment leasing arrangements or (iv) in aggregate amount not to exceed $1,000,000;

          (k) (i) Adopt or amend any employee benefit plan or employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable "at will") other than an increase in the number of shares of Common Stock reserved for issuance under Parent Stock Option Plans or Parent ESPP, or (ii) pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or

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     consultants other than in the ordinary course of business, consistent with past practice, or change in any material respect any management policies or procedures;

          (l) Make any capital expenditures outside of the ordinary course of business or any capital expenditures in excess of $1,000,000, individually, or $10,000,000, in the aggregate;

          (m) Materially modify, amend or terminate any material contract or agreement to which Parent or any subsidiary thereof is a party, or waive, release or assign any material rights or claims thereunder, except in the ordinary course of business;

          (n) Materially revalue any of its assets or, except as required by GAAP, make any change in accounting methods, principles or practices;

          (o) Initiate or settle any material litigation, arbitration, mediation or other legal proceeding;

          (p) Take or permit any action with the intent to directly or indirectly adversely impact any of the transactions contemplated by this Agreement; or

          (q) Agree in writing or otherwise to take any of the actions described in Section 5.1(a) through (p) above.

     5.2 Meeting of Parent Stockholders.

     (a) Promptly after the date hereof, Parent will take all action necessary in accordance with the Delaware Law and its Certificate of Incorporation and Bylaws to convene the Parent Stockholders' Meeting to be held as promptly as practicable and in any event (to the extent permissible under applicable law) within 45 days after the completion of the SEC's review of the Proxy Statement for the purpose of voting upon the Parent Stockholder Approval. Subject to
Section 5.2(c), Parent will use its commercially reasonable efforts to solicit from its stockholders proxies in favor of the approval of the Parent Stockholder Approval and will take all other action necessary or advisable to secure the vote or consent of its stockholders required by the rules of the Nasdaq Stock Market, Delaware Law, its Certificate of Incorporation and Bylaws to obtain such approval. Notwithstanding anything to the contrary contained in this Agreement, Parent may adjourn or postpone the Parent Stockholders' Meeting to the extent necessary to ensure that any necessary supplement or amendment to the Proxy Statement is provided to Parent's stockholders in advance of a vote on the Parent Stockholder Approval or, if as of the time for which Parent Stockholders' Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Parent Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Parent Stockholders' Meeting. Parent shall ensure that the Parent Stockholders' Meeting is called, noticed, convened, held and conducted, and that all proxies solicited by Parent in connection with the Parent Stockholders' Meeting are solicited, in compliance with the Delaware Law, its Certificate of Incorporation and Bylaws, the rules of the Nasdaq Stock Market and all other applicable legal requirements.

     (b) Subject to Section 5.2(c), the Board of Directors of Parent shall recommend that Parent's stockholders approve the Parent Stockholder Approval at the Parent Stockholders' Meeting; and the Proxy Statement shall include a statement to the effect that the Board of Directors of Parent has recommended that Parent's stockholders approve the Parent Stockholder Approval at the Parent Stockholders' Meeting; and (iii) neither the Board of Directors of Parent nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to UHC, the recommendation of the Board of Directors of Parent that Parent's stockholders approve the Parent Stockholder Approval.

     (c) Nothing in this Agreement shall prevent the Board of Directors of Parent from withholding, withdrawing, amending or modifying its recommendation in favor of the Parent Stockholder Approval if (i) a Superior Offer (as defined below) is made to Parent and is not withdrawn, (ii) Parent shall have provided written notice to VHA and UHC (a "NOTICE OF SUPERIOR OFFER") advising them that Parent has received a Superior Offer, specifying all of the material terms and conditions of such Superior Offer and identifying the person or entity making such Superior Offer, (iii) VHA and/or UHC shall not have, within three business days of Parent's receipt of the Notice of Superior Offer, made an offer that Parent's Board of Directors by a majority vote determines in its good faith judgment (after consultation with a financial advisor of national
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standing) to be at least as favorable to Parent's stockholders as such Superior
Offer (it being agreed that the Board of Directors of Parent shall convene a meeting to consider any such offer by VHA and/or UHC promptly following the receipt thereof), (iv) the Board of Directors of Parent concludes in good faith, after consultation with its outside counsel, that, in light of such Superior Offer, the withholding, withdrawal, amendment or modification of such recommendation is required in order for the Board of Directors of Parent to comply with its fiduciary obligations to Parent's stockholders under applicable law and (v) Parent shall not have violated any of the restrictions set forth in
Section 5.4(a) or (b) or this Section 5.2. Parent shall provide UHC with at least one day prior notice (or such lesser prior notice as provided to the members of the Parent's Board of Directors) of any meeting of the Parent's Board of Directors at which Parent's Board of Directors is reasonably expected to consider any Parent Acquisition Proposal (as defined in Section 5.4) to determine whether such Parent Acquisition Proposal is a Superior Offer. Nothing contained in this Section 5.2(c) shall limit Parent's obligation to hold and convene the Parent Stockholders' Meeting (regardless of whether the recommendation of the Board of Directors of Parent shall have been withdrawn, amended or modified).

     For purposes of this Agreement, "SUPERIOR OFFER" shall mean an unsolicited, bona fide written offer made by a third party to consummate any of the following transactions: (i) a merger or consolidation involving Parent pursuant to which the stockholders of Parent immediately preceding such transaction hold less than 50% of the equity interest in the surviving or resulting entity of such transaction or (ii) the acquisition by any person or group (including by way of a tender offer or an exchange offer or a two step transaction involving a tender offer followed with reasonable promptness by a merger involving Parent), directly or indirectly, of ownership of 100% of the then outstanding shares of capital stock of Parent, on terms that the Board of Directors of Parent determines, in its reasonable judgment (after consultation with a financial advisor of national standing) to be more favorable to Parent stockholders than the terms of this Agreement and the VHA Agreement; provided, however, that any such offer shall not be deemed to be a "Superior Offer" if any financing required to consummate the transaction contemplated by such offer is not committed and is not likely in the reasonable judgment of Parent's Board of Directors (after consultation with its financial advisor) to be obtained by such third party on a timely basis.

     (d) Nothing contained in this Agreement shall prohibit Parent or its Board of Directors from taking and disclosing to its stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the 1934 Act, or otherwise required by applicable law.

     5.3 Proxy Statement; Antitrust Filings.

     (a) As promptly as practicable after the execution of this Agreement, Parent will prepare and file with the SEC, the Proxy Statement. Parent will respond to any comments of the SEC, and will cause the Proxy Statement to be mailed to its stockholders, as promptly as practicable in compliance with applicable law. Promptly after the date of this Agreement, if required, each of UHC and Parent will prepare and file (i) with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice Notification and Report Forms relating to the transactions contemplated herein as required by the HSR Act, as well as comparable pre-merger notification forms required by the merger notification or control laws and regulations of any applicable jurisdiction, as agreed to by the parties (the "ANTITRUST FILINGS"). UHC and Parent each shall promptly supply the other with any information which may be required in order to effectuate any filings pursuant to this Section 5.3.

     (b) Each of UHC and Parent will notify the other promptly upon the receipt of any comments from the SEC or its staff or any other government officials in connection with any filing made pursuant hereto and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Proxy Statement or any Antitrust Filings or for additional information, and will supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Proxy Statement or any Antitrust Filing. Each of UHC and Parent will cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this
Section 5.3 to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement or any Antitrust Filing, UHC or Parent,

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as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of Parent, such amendment or supplement.

     5.4 No Solicitation.

     (a) From and after the date of this Agreement until the Closing or termination of this Agreement pursuant to Article IX, Parent and its subsidiaries will not, nor will they authorize or permit any of their respective officers, directors, affiliates or employees or any investment banker, attorney or other advisor or representative retained by any of them to, directly or indirectly, (i) solicit, initiate, encourage or induce the making, submission or announcement of any Parent Acquisition Proposal (as hereinafter defined), (ii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes an Parent Acquisition Proposal, (iii) engage in discussions with any person with respect to any Parent Acquisition Proposal, except as to the existence of these provisions, (iv) except as set forth in Section 5.2(c), approve, endorse or recommend any Parent Acquisition Proposal or (v) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Parent Acquisition Proposal; provided, however, that prior to the approval of the Parent Stockholder Approval at the Parent Stockholders' Meeting, Parent may furnish nonpublic information regarding Parent and its subsidiaries to, or enter into discussions or negotiations with, any person or group who has submitted (and not withdrawn) to Parent an unsolicited, written, bona fide Parent Acquisition Proposal that the Board of Directors of Parent reasonably concludes (after consultation with a financial advisor of national standing) may constitute a Superior Offer if (1) neither Parent nor any representative of Parent and its subsidiaries shall have violated any of the restrictions set forth in this Section 5.4, (2) the Board of Directors of Parent concludes in good faith, after consultation with its outside legal counsel, that such action is required in order for the Board of Directors of Parent to comply with its fiduciary obligations to Parent's stockholders under applicable law,
(3) 36 hours prior to furnishing any such nonpublic information to, or entering into any such discussions with, such person or group, Parent gives VHA and UHC written notice of the identity of such person or group and all of the material terms and conditions of such Parent Acquisition Proposal and of Parent's intention to furnish nonpublic information to, or enter into discussions with, such person or group, and Parent receives from such person or group an executed confidentiality agreement containing customary terms. Parent and its subsidiaries will immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Parent Acquisition Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding two sentences by any officer, director or employee of Parent or any of its subsidiaries or any investment banker, attorney or other advisor or representative of Parent or any of its subsidiaries shall be deemed to be a breach of this Section 5.4(a) by Parent.

     For purposes of this Agreement, "PARENT ACQUISITION PROPOSAL" shall mean any offer or proposal relating to any transaction or series of related transactions, other than the transactions contemplated by this Agreement (any such transaction or series of related transactions, a "PARENT ACQUISITION"), involving: (A) any acquisition or purchase from Parent by any person or "group" (as defined under Section 13(d) of the 1934 Act and the rules and regulations thereunder) of more than 50% of the outstanding voting securities of Parent or any of its subsidiaries, or any tender offer or exchange offer that if consummated would result in any person or "group" beneficially owning more than 50% of the outstanding voting securities of Parent or any of its subsidiaries, or any merger, consolidation, business combination or similar transaction involving Parent pursuant to which the stockholders of Parent immediately preceding such transaction hold less than 50% of the equity interests in the surviving or resulting entity of such transaction; or (B) any sale, exchange, transfer, acquisition, or disposition of more than 50% of the assets of Parent.

     (b) In addition to the obligations of Parent set forth in paragraph (a) of this Section 5.4, Parent as promptly as practicable shall advise VHA and UHC orally and in writing of any request for non-public information or inquiry which Parent reasonably believes would lead to a Parent Acquisition Proposal or of any Parent Acquisition Proposal, the material terms and conditions of such request, Parent Acquisition Proposal or inquiry, and the identity of the person or group making any such request, Parent Acquisition Proposal or
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inquiry. Parent will keep VHA and UHC informed as promptly as practicable in all material respects of the status and details (including material amendments or proposed amendments) of any such request, Parent Acquisition Proposal or inquiry.

     (c) From and after the date of this Agreement until the Closing or termination of this Agreement pursuant to Article IX, UHC and its affiliates will not, nor will they authorize or permit any of their respective officers, directors, affiliates or employees or any investment banker, attorney or other advisor or representative retained by any of them to, directly or indirectly,
(i) solicit, initiate, encourage or induce the making, submission or announcement of any UHC Proposal (as hereinafter defined), (ii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes a UHC Proposal,
(iii) engage in discussions with any person with respect to any UHC Proposal, except as to the existence of these provisions, (iv) approve, endorse or recommend any UHC Proposal or (v) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any UHC Proposal. UHC and its affiliates will immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any UHC Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding two sentences by any officer, director or employee of UHC or any of its affiliates or any investment banker, attorney or other advisor or representative of UHC or any of its affiliates shall be deemed to be a breach of this Section 5.4(c) by UHC. For purposes of this Agreement, "UHC PROPOSAL" shall mean any offer or proposal relating to any transaction or series of related transactions that would constitute a breach or violation of, the obligations (including exclusivity obligations) of VHA, UHC, Novation and/or HPPI under the Outsourcing Agreement. For purposes of this Section 5.4(c), UHC's "affiliates" shall not include Novation or HPPI.

     (d) In addition to the obligations of UHC set forth in paragraph (c) of this Section 5.4, UHC as promptly as practicable shall advise Parent orally and in writing of any request for non-public information or inquiry which UHC reasonably believes would lead to a UHC Proposal or of any UHC Proposal, the material terms and conditions of such request, UHC Proposal or inquiry, and the identity of the person or group making any such request, UHC Proposal or inquiry. UHC will keep Parent informed as promptly as practicable in all material respects of the status and details (including material amendments or proposed amendments) of any such request, UHC Proposal or inquiry.

     5.5 Third Party Consents. As soon as practicable following the date hereof, Parent and UHC will each use its commercially reasonable efforts to obtain any material consents, waivers and approvals under any of its or its subsidiaries' respective agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby.

     5.6 Nasdaq Listing. Parent agrees to authorize for listing on the Nasdaq Stock Market the Shares and Warrant Stock issuable in connection with this Agreement, effective upon official notice of issuance.

     5.7 Takeover Statutes. If any Takeover Statute is or may become applicable to the transactions contemplated by this Agreement, each of Parent and UHC and their respective Boards of Directors shall grant such approvals and take such lawful actions as are necessary to ensure that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such Takeover Statute and any regulations promulgated thereunder on such transactions.

                                   ARTICLE VI

                             ADDITIONAL AGREEMENTS

     6.1 Voting of Common Stock. UHC agrees that from and after the date of the Closing through the fifth anniversary of the Closing (the "FIFTH ANNIVERSARY"), and for as long after the Fifth Anniversary as the outstanding shares of Common Stock (including outstanding Common Stock that has been issued pursuant to the Warrant) beneficially owned by UHC together with all "affiliates" (which for purposes of this Agreement (other than Section 3.12) shall have the meaning given such term in Rule 144(a)(1) promulgated under the
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1933 Act) of UHC exceeds 9% of the then outstanding Common Stock of Parent (the entire such period, the "RESTRICTED PERIOD"), to the extent that the outstanding shares of Common Stock (including outstanding Common Stock that has been issued pursuant to the Warrant) beneficially owned by UHC together with all affiliates of UHC exceeds 9% of the then outstanding Common Stock of Parent (the shares in excess of such 9% threshold, "EXCESS SHARES"), UHC shall, and shall cause its controlled affiliates to, vote all Excess Shares it holds or is entitled to vote in proportion to the votes cast by all other stockholders of Parent in connection with each matter submitted to Parent's stockholders for approval except for (i) a proposed Change of Control or (ii) an amendment of the Certificate of Incorporation of Parent that would materially and adversely affect UHC as a Parent stockholder in a manner different from the effect such amendment would have on other Parent stockholders generally. On all matters submitted to Parent stockholders for approval other than those identified in items (i) and (ii) of the first sentence of this section, UHC shall, and shall cause its controlled affiliates to, vote all Excess Shares in proportion to the votes cast by all other stockholders of Parent in connection with each matter submitted to Parent stockholders' for approval, including, without limitation, on any matters regarding equity-based or other compensation plans of Parent, the issuance of capital stock of Parent, amendments to the Certificate of Incorporation of Parent other than as set forth in clause (ii) above, elections of directors to the Board of Directors, or transactions involving interested or related parties. Notwithstanding any voting restrictions set forth herein, the Board of Directors of Parent may waive any voting restriction set forth herein with respect to any particular matter. For purposes of this Agreement, "CHANGE OF CONTROL" means the consummation of any transaction or series of related transactions, including an acquisition of Parent by another entity and any reorganization, merger, consolidation or share exchange, that results in the beneficial owners of Parent's capital stock immediately prior to the transaction or transactions holding less than 50% of the voting power of Parent immediately after the transaction or transactions, or a transaction or series of related transactions which result in the sale, exchange, transfer, acquisition or disposition of more than 50% of the assets of Parent. For the avoidance of doubt, for purposes of this Section 6.1, VHA, Novation and HPPI are not "affiliates" of UHC.

     6.2 Acquisition of Parent Securities. UHC agrees that during the Restricted Period, (i) at any time that UHC together with all of its affiliates beneficially owns 9% (on a Common Stock-equivalent basis) or more of the outstanding shares of Common Stock or other capital stock of Parent or of any option, warrant or right to acquire capital stock of Parent (such shares, options, warrants and other rights, collectively, "RIGHTS IN PARENT STOCK"), UHC will not, without the prior written consent of Parent, acquire legal or beneficial ownership of any additional Rights in Parent Stock, except pursuant to the Warrant, and (ii) at any time that UHC, together with all of its affiliates beneficially owns less than 9% of the outstanding Rights in Parent Stock, UHC may acquire such number of Rights in Parent Stock so that after the acquisition of such Rights in Parent Stock the aggregate number of Rights in Parent Stock, on a Common Stock-equivalent basis, legally or beneficially owned by UHC and all affiliates of UHC, assuming issuance of all shares of Parent Common Stock issuable pursuant to such Rights in Parent Stock, equals not more than 9% of the outstanding Common Stock of Parent. For the avoidance of doubt, for purposes of this Section 6.2, VHA, Novation and HPPI are not "affiliates" of UHC.

     6.3 [Intentionally omitted]

     6.4 Parent Board of Directors; UHC Rights.

     (a) The Board of Directors of Parent will take all actions reasonably necessary such that as soon as practicable following the Closing, the size of Parent's Board of Directors shall be seven members, and two persons shall be appointed by VHA to Parent's Board of Directors to fill vacancies in Class I. Under the Parent's Charter Documents, the terms of Class I Directors expire in 2000, the terms of Class II Directors expire in 2001 and the terms of Class III Directors expire in 2002. The Class I Directors appointed pursuant to this Section shall be appointed following Parent's annual meeting in 2000. For so long as VHA beneficially owns 10% or more of the outstanding Common Stock of Parent on a fully converted basis (taking into account for VHA, all shares of Common Stock issuable upon the exercise of the warrant issued to VHA pursuant to the VHA Agreement), Parent will take all actions reasonably necessary to have one person appointed by VHA be a member of Parent's Board of Directors. For so long as VHA beneficially owns 20% or more of the Common Stock of Parent on a fully converted basis (taking into account for VHA, all shares of Common
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Stock issuable upon the exercise of the warrant issued to VHA pursuant to the
VHA Agreement), Parent will take all actions reasonably necessary to have two persons appointed by VHA be members of Parent's Board of Directors. If Parent's Board of Directors establishes an executive committee or another committee of less than all directors having general authority similar to that customarily delegated to an executive committee, one member of such committee shall be a director nominated by VHA.

     (b) For the longer of (x) six years following the date of this Agreement or
(y) so long as UHC beneficially owns 9% or more of the Common Stock of Parent on a fully converted basis (taking into account for UHC, all shares of Common Stock issuable upon the exercise of the Warrant), if, in connection with the entry by Parent into a commercial relationship with a group purchasing organization (a "GPO") other than VHA, UHC, Novation or HPPI, Parent (i) issues equity securities of Parent in aggregate amount equal to or less than the amount of Parent equity securities issued to UHC hereunder or Parent enters into a commercial relationship with a GPO which has a total cumulative dollar volume of purchased contract products for the most recent complete calendar year preceding the entry by such GPO into such commercial relationship equal to or less than the total cumulative dollar volume of purchased contract products of UHC for the same time period and (ii) Parent provides such GPO with the right to nominate a person to Parent's Board of Directors, then Parent shall promptly offer UHC the right to nominate a person to Parent's Board of Directors.

     (c) For the longer of (x) six years following the date of this Agreement or
(y) so long as UHC beneficially owns 9% or more of the Common Stock of Parent on a fully converted basis (taking into account for UHC, all shares of Common Stock issuable upon the exercise of the Warrant), Parent will provide a person designated by UHC with all written materials and reports provided to Parent's Board of Directors at the same time such materials and reports are provided to Parent's Board of Directors; provided, that Parent shall not be obligated to comply with the terms of this sentence if it is advised by outside counsel that compliance with such obligations would jeopardize a legal privilege of Parent, Parent's Board of Directors or any director, it being agreed that Parent will notify UHC in writing of its non-compliance and the reasons therefor. For six years following the date of this Agreement, at the request of UHC, on a once per quarterly basis, the Chief Executive Officer and other members of Parent's senior management shall meet with persons designated by UHC to review Parent's operating results and business plan. For six years following the date of this Agreement, UHC will have the exclusive right to nominate the chairperson of the Parent User Advisory Board, subject to Parent's approval, such approval not to be unreasonably withheld, and to assist Parent in the development and maintenance of the composition of the Parent User Advisory Board.

     6.5 Reasonable Efforts.

     (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including using reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Articles VII and VIII to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity,
(iii) the obtaining of all necessary consents, approvals or waivers from third parties, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (v) the execution or delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. Notwithstanding anything in this Agreement to the contrary, neither Parent nor any of its affiliates shall be under any obligation to make proposals, execute or carry out agreements or submit to orders providing for the sale or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets or categories of assets of

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Parent or any of its affiliates or imposing or seeking to impose any limitation on the ability of Parent or any of its subsidiaries or affiliates to conduct their business or own such assets.

     (b) Each of UHC and Parent will give prompt notice to the other of (i) any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the consummation of transactions contemplated by this Agreement, (ii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement or the Outsourcing Agreement, (iii) any litigation relating to, involving or otherwise affecting UHC, Novation, HPPI, Parent or their respective subsidiaries that relates to the consummation of the transactions contemplated by this Agreement or the Outsourcing Agreement. UHC shall give prompt notice to Parent of any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate, or any failure of UHC to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Article VIII would not be satisfied, provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement. Parent shall give prompt notice to UHC of any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate, or any failure of Parent to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Article VII would not be satisfied, provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

     6.6 Registration Rights. Parent shall use its reasonable best efforts to cause the requisite holders of registration rights under the Second Amended and Restated Registration Rights Agreement among Parent and certain of its investors dated October 14, 1999 (the "EXISTING REGISTRATION RIGHTS AGREEMENT") to amend and substitute for such agreement the Amended and Restated Registration Rights Agreement in substantially the form attached hereto as Exhibit B (the "NEW REGISTRATION RIGHTS AGREEMENT") effective as of the Closing. If as of the Closing, the requisite holders of registration rights under the Existing Registration Rights Agreement shall not have agreed to amend and substitute for such agreement the New Registration Rights Agreement, then Parent and UHC shall enter into, and Parent shall use its reasonable best efforts to cause the holders of registration rights under the Existing Registration Rights Agreement to enter into, effective as of the Closing, a registration rights agreement (the "ALTERNATIVE REGISTRATION RIGHTS AGREEMENT") modeled upon the New Registration Rights Agreement and only differing from the New Registration Rights Agreement to the extent necessary so that the Alternative Registration Rights Agreement does not conflict with or violate the Existing Registration Rights Agreement.

     6.7 Public Disclosure. Parent and UHC will consult with each other, and to the extent practicable, agree, before issuing any press release or otherwise making any public statement with respect to this Agreement and will not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or any listing agreement with a national securities exchange. The parties have agreed to the text of the press release announcing the signing of this Agreement.

                                  ARTICLE VII

                   CONDITIONS TO UHC'S OBLIGATIONS AT CLOSING

     The obligations of UHC under Sections 1 and 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

          7.1 Representations and Warranties. The representations and warranties of Parent contained in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect or any similar standard or qualification, shall be true and correct at and as of the Closing as if made at and as of the Closing (other than representations and warranties that address matters only as of a particular date, which shall be true and correct as of such date), except where the failure of such representations or warranties to be true or correct would not have, individually or in the aggregate, a Material Adverse Effect on Parent. It is understood that, for purposes of determining the accuracy of such representations and warranties, any update of or modification to the Parent Disclosure Letter made or purported to have been made after the execution of this Agreement shall be disregarded. UHC shall have received a certificate with respect to the foregoing signed on behalf of Parent by the Chief Executive Officer or the Chief Financial Officer of Parent.

          7.2 Performance. Parent shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          7.3 Securities Exemptions. The offer and sale of the Shares and the Warrant to UHC pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualification requirements of the California Corporate Securities Law of 1968, as amended ("CALIFORNIA LAW") and the securities laws of Illinois ("ILLINOIS LAW") and the registration and/or qualification requirements of all other applicable state securities laws.

          7.4 Consents. (i) All required approvals or consents of any Governmental Entity or other person in connection with the consummation of the transactions contemplated hereby shall have been obtained (and all relevant statutory, regulatory or other governmental waiting periods, shall have expired) unless the failure to receive any such approval or consent would not be reasonably likely, directly or indirectly, to result in a Material Adverse Effect on Parent and its subsidiaries, taken as a whole, and (ii) all such approvals and consents which have been obtained shall be on terms that are not reasonably likely, directly or indirectly, to result in a Material Adverse Effect on Parent and its subsidiaries, taken as a whole.

          7.5 Nasdaq Listing. The Shares and the Warrant Stock shall have been approved for listing on the Nasdaq Stock Market, subject to official notice of issuance.

          7.6 Outsourcing Agreement. (i) Parent shall have executed and delivered the Outsourcing Agreement, (ii) the Outsourcing Agreement shall be fully effective in accordance with its terms, and (iii) Parent shall be in compliance in all material respects with the terms of the Outsourcing Agreement, and UHC shall have received a certificate with respect to the foregoing clauses (i), (ii) and (iii) executed by the Chief Executive Officer or the Chief Financial Officer of Parent.

          7.7 Parent Stockholder Approval. The issuance of the Shares, the Warrant and the Warrant Stock shall have been approved by the requisite vote of the stockholders of Parent under applicable law and the Parent Charter Documents.

                                  ARTICLE VIII

                 CONDITIONS TO PARENT'S OBLIGATIONS AT CLOSING

     The obligations of Parent under this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions:

          8.1 Representations and Warranties. The representations and warranties of UHC contained in Section 4 shall be true and correct in all material respects on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          8.2 Performance. UHC shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          8.3 Parent Stockholder Approval. The issuance of the Shares, the Warrant and the Warrant Stock shall have been approved by the requisite vote of the stockholders of Parent under applicable law and the Parent Charter Documents.

          8.4 Outsourcing Agreement. (i) Each party to the Outsourcing Agreement (other than Parent) shall have executed and delivered the Outsourcing Agreement, (ii) the Outsourcing Agreement shall be fully effective in accordance with its terms, and (iii) each of the parties thereto (other than Parent) shall be in compliance in all material respects with the terms of the Outsourcing Agreement, and Parent shall have received a certificate with respect to the foregoing clauses (i), (ii) and (iii) executed by the Chief Executive Officers or Chief Financial Officers of each of Novation, VHA, UHC and HPPI.

          8.5 Securities Exemptions. The issuance of the Shares and the Warrant to UHC pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualifications requirements of California Law, Illinois Law and the registration and/or qualification requirements of all other applicable state securities laws.

          8.6 Consents. (i) All required approvals or consents of any Governmental Entity or other person in connection with the consummation of the transactions contemplated hereby shall have been obtained (and all relevant statutory, regulatory or other governmental waiting periods, shall have expired) unless the failure to receive any such approval or consent would not be reasonably likely, directly or indirectly, to result in a Material Adverse Effect on Parent and its subsidiaries, taken as a whole, and (ii) all such approvals and consents which have been obtained shall be on terms that are not reasonably likely, directly or indirectly, to result in a Material Adverse Effect on Parent and its subsidiaries, taken as a whole.

                                   ARTICLE IX

                                  TERMINATION

          9.1 Termination. This Agreement may be terminated prior to the Closing, whether before or after the requisite approval of the issuance of the Shares, the Warrant and the Warrant Stock by Parent's stockholders:

          (a) by mutual written consent duly authorized by the Boards of Directors of Parent and UHC;

          (b) by either Parent or UHC if the Closing shall not have occurred by September 30, 2000 for any reason; provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Closing to occur on or before such date and such action or failure to act constitutes a breach of this Agreement or the Outsourcing Agreement;

          (c) by either Parent or UHC if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Closing, which order, decree, ruling or other action is final and nonappealable;

          (d) by either Parent or UHC, if the approval of the issuance of the Shares, the Warrant and the Warrant Stock by the stockholders of Parent shall not have been obtained by reason of the failure to obtain the required vote at a meeting of Parent stockholders duly convened therefor or at any adjournment thereof;

          (e) by either Parent or UHC, if the Outsourcing Agreement is validly terminated according to its terms by a party thereto; or

          (f) by UHC, at any time prior to the Parent Stockholders' Meeting, if a Triggering Event (as defined below) shall have occurred; provided, however, that UHC shall not have the right to terminate this Agreement under this Section 7.1(f) in response to the occurrence of the Triggering Event set forth in clause (iii) of the definition thereof if at the time the event set forth in such clause (iii) occurs UHC is in material breach of this Agreement, or UHC, Novation or HPPI is in material breach of the Outsourcing Agreement, which breach has not been cured as of such time.

     For the purposes of this Agreement, a "TRIGGERING EVENT" shall be deemed to have occurred if: (i) the Board of Directors of Parent or any committee thereof shall for any reason have withdrawn or shall have amended or modified in a manner adverse to UHC its recommendation in favor of the approval of the Parent Stockholder Approval; (ii) Parent shall have failed to include in the Proxy Statement the recommendation of the Board of Directors of Parent in favor of the approval of the Parent Stockholder Approval; (iii) the Board of Directors of Parent fails to reaffirm its recommendation in favor of the approval of the Parent Stockholder Approval within 10 business days after UHC requests in writing that such recommendation be reaffirmed at any time following the public announcement of a Parent Acquisition Proposal; (iv) the Board of Directors of Parent or any committee thereof shall have approved or publicly recommended any Parent Acquisition Proposal; (v) Parent shall have entered into any letter of intent of similar document or any agreement, contract or commitment accepting any Parent Acquisition Proposal; or (vi) Parent shall have materially breached any of the provisions of Sections 5.2 or 5.4(a) or (b).

     9.2 Notice of Termination; Effect of Termination. Any proper termination of this Agreement under Section 9.1 will be effective immediately upon the delivery of written notice of the terminating party to the other party hereto. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement shall be of no further force or effect, except (i) as set forth in this Section 9.2, Section 9.3 and Article X, each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve either party from liability for any willful breach of this Agreement.

     9.3 Parent Payment. In the event that this Agreement is terminated by UHC pursuant to Section 9.1(f), Parent shall promptly, but in no event later than two days after the date of such termination, pay UHC a fee equal to $3 million in immediately available funds. In the event that (A) following the date of this Agreement and prior to the Parent Stockholders' Meeting, a person has publicly announced a bona fide Parent Acquisition Proposal, (B) this Agreement is terminated by Parent or UHC pursuant to Section 9.1(d), and (C) within nine months following the termination of this Agreement pursuant to Section 9.1(d), either the Parent Acquisition contemplated by such Parent Acquisition Proposal is consummated, or Parent enters into an agreement providing for a Parent Acquisition and such Parent Acquisition is later consummated with the person (or another person controlling, controlled by or under common control with, such person) with whom such agreement was entered into (regardless of when such consummation occurs if Parent has entered into such an agreement within such nine-month period), Parent shall promptly, but in no event later than two days after the consummation of such Parent Acquisition, pay UHC a fee equal to $3 million in immediately available funds. Parent acknowledges that the agreements contained in this Section 9.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, UHC would not enter into this Agreement. Accordingly, if Parent fails to pay in a timely manner the amounts due pursuant to this Section 9.3, and, in order to obtain such payment, UHC makes a claim that results in a judgment against Parent for the amounts set forth in this Section 9.3, Parent shall pay to UHC its reasonable costs and expenses (including reasonable attorneys' fees and expenses) in connection with such suit, together with interest on the amounts set forth in this Section 9.3 at the prime rate of The Chase Manhattan Bank in effect on the date such payment was required to be made.

                                   ARTICLE X

                               GENERAL PROVISIONS

     10.1 Survival of Warranties. The representations, warranties and covenants of UHC (except for any covenant that by its express terms survives the Closing, and for the representations, warranties and covenants set forth in Sections 4.3 through 4.10 inclusive, which shall survive the execution and delivery of this Agreement and the Closing) contained in or made pursuant to this Agreement shall terminate at the Closing. The representations, warranties and covenants of Parent (except for any covenant that by its express terms survives the Closing) contained in or made pursuant to this Agreement shall terminate at the Closing.

     10.2 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party hereto. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Section shall be void.

     10.3 Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to principles of conflict of laws or choice of laws.

     10.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     10.5 Interpretation; Certain Defined Terms.

     (a) When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The words "INCLUDE," "INCLUDES" and "INCLUDING" when used herein shall be deemed in each case to be followed by the words "WITHOUT LIMITATION." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to "THE BUSINESS OF" an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.

     (b) For purposes of this Agreement, "ENCUMBRANCES" means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset) (other than (i) liens for taxes not yet due and payable; (ii) liens reflected on the Parent Balance Sheet, if applicable; (iii) liens which are not material in character, amount or extent, and which do not materially detract from the value or materially interfere with the use of the property subject thereto or affected thereby; and
(iv) contractor's liens).

     (c) For purposes of this Agreement, the term "MATERIAL ADVERSE EFFECT" when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect that is or is reasonably likely to be materially adverse to the business, assets (including intangible assets), capitalization, financial condition, operations or results of operations of such entity taken as a whole with its subsidiaries, except to the extent that any such change, event, violation, inaccuracy, circumstance or effect directly and primarily results from (i) changes in general economic conditions or changes affecting the industry generally in which such entity operates (provided that such changes do not affect such entity in a substantially disproportionate manner) or (ii) changes in the trading prices for such entity's capital stock.

     (d) For purposes of this Agreement, the term "PERSON" shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

     10.6 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon delivery either personally or by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or facsimile number for a party as shall be specified by like notice):

IF TO UHC:
  University HealthSystem Consortium
  2001 Spring Road, Suite 700
  Oak Brook, Illinois 60523
  Facsimile: 630-954-4730
  Attn: Executive Vice President

WITH A COPY TO:
  McDermott, Will & Emery
  227 West Monroe Street
  Chicago, Illinois 60606
  Facsimile: 312-984-7700
  Attn: Virginia H. Holden

IF TO PARENT:
  Neoforma.com, Inc.
  3255-7 Scott Boulevard
  Santa Clara, California 95054
  Facsimile: 408-549-6211
  Attn: Chief Financial Officer

WITH A COPY TO:
  Fenwick & West LLP
  Two Palo Alto Square, Palo Alto, California 94306
  Facsimile: 650-494-1417
  Attn: Gordon K. Davidson
       Douglas N. Cogen

     10.7 Expenses; Finder's Fees. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Closing occurs. UHC agrees to indemnify and to hold harmless Parent from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which UHC or any of its officers, partners, members, employees, or representatives is responsible. Parent agrees to indemnify and hold harmless UHC from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which Parent or any of its officers, employees or representatives is responsible.

     10.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     10.9 Entire Agreement. This Agreement, together with all exhibits and schedules hereto, and the Outsourcing Agreement constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

     10.10 Further Assurances. From and after the date of this Agreement, upon the request of UHC or Parent, Parent and UHC shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     10.11 Amendment; Extension; Waiver. Subject to applicable law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of Parent and UHC. At any time prior to the Closing any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other party hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

     10.12 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy; provided, that payment by Parent of the amount provided for under
Section 9.3 shall constitute full and liquidated damages for any alleged breach of this Agreement by Parent in connection with such termination. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     10.13 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

     10.14 Parent Disclosure Letter. Disclosure made with regard to a representation or warranty of Parent in the Parent Disclosure Letter shall also be deemed to qualify other representations and warranties of the party making such disclosure if it is readily apparent from the language contained in such disclosure that such disclosure is applicable to such other representation or warranty.

     10.15 Waiver Of Jury Trial. EACH OF PARENT AND UHC HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS PARENT OR UHC IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

                                   * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized respective officers as of the date first written above.

                                          NEOFORMA.COM, INC.

                                          By:   /s/ FREDERICK RUEGSEGGER
                                            ------------------------------------
                                            Name: Frederick Ruegsegger
                                            Title: Chief Financial Officer

                                          UNIVERSITY HEALTHSYSTEM CONSORTIUM

                                          By:      /s/ ROBERT J. BAKER
                                            ------------------------------------
                                            Name: Robert J. Baker
                                            Title: President and Chief Executive
                                              Officer

  [SIGNATURE PAGE TO AMENDED AND RESTATED COMMON STOCK AND WARRANT AGREEMENT]

                              SCHEDULE OF EXHIBITS

Exhibit A:  Form of Warrant
Exhibit B:  Form of New Registration Rights Agreement

                                                                       EXHIBIT A

                                FORM OF WARRANT

     NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE ON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OTHERWISE PERMITTED UNDER ANY CONTRACTUAL RESTRICTIONS ON RESALE APPLICABLE TO THESE SECURITIES IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND ON VOTING AND THE HOLDERS HEREOF MAY BE BOUND BY CERTAIN RESTRICTIONS ON ACQUISITION OF THE ISSUER'S CAPITAL STOCK PURSUANT TO A COMMON STOCK AND WARRANT PURCHASE AGREEMENT BETWEEN THE ORIGINAL HOLDERS OF THESE SECURITIES AND THE ISSUER, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                               NEOFORMA.COM, INC.

No. U-1                                               Void after          , 2010

     THIS CERTIFIES THAT University HealthSystem Consortium, an Illinois corporation ("UHC" or the "HOLDER"), or its permitted assigns is entitled to purchase under this Warrant up to 7,519,436 shares (the "SHARES") of common stock, par value $0.001 per share ("COMMON STOCK"), of Neoforma.com, Inc., a Delaware corporation ("NEOFORMA" or the "COMPANY") at a per share price of $0.01 (the "EXERCISE PRICE") subject to the provisions and upon the terms and conditions hereinafter set forth.

     This Warrant is issued this   day of        , 2000 (the "ISSUE DATE")
pursuant to that certain Amended and Restated Common Stock and Warrant Agreement amended and restated as of May 24, 2000 (the "STOCK AND WARRANT AGREEMENT"), by and between the Company and the Holder.

     1. Vesting and Term.

     1.1 Vesting. Upon issuance, this Warrant shall not be exercisable or vested with respect to any Shares. A total of 5,639,576 Shares shall be eligible for vesting in accordance with Section 1.1.2 below ("TRANCHE A SHARES") and a total of 1,879,860 Shares shall be eligible for vesting in accordance with
Section 1.1.3 below ("TRANCHE B SHARES"). Shares with respect to which this Warrant becomes vested and exercisable are referred to as "VESTED SHARES."

     1.1.1. Definitions.

     "CUMULATIVE SIGNED PURCHASING VOLUME" means, as of any Determination Date, the sum of (x) the cumulative dollar volume of purchases by Healthcare Organizations that are members or patrons of UHC (calculated, for each such Healthcare Organization, by multiplying (A) the amount of Novation LLC contract purchases (as reported in the SRIS system maintained for Novation LLC's benefit) by such Healthcare Organization during the most recent complete calendar year ending prior to the first

Determination Date on or prior to which such Healthcare Organization Signed-Up with Neoforma by (B) 2.4 (the "BASE AMOUNT")) and that Signed-Up with Neoforma on or prior to such Determination Date, plus (y) 19.6% of the cumulative dollar volume of purchases by Healthcare Organizations that are members or patrons of Healthcare Purchasing Partners International, LLC (using, for each such Healthcare Organization, its Base Amount) and that Signed-Up with Neoforma on or prior to such Determination Date, provided that (i) for purposes of computing the first Base Amount for each Healthcare Organization, such Base Amount will be increased by 3.625% and (ii) in addition to the increase in the Base Amount for any Healthcare Organization pursuant to the preceding clause (i), the Base Amount for each Healthcare Organization shall also be increased annually by 7.25% when computing Cumulative Signed Purchasing Volume for Determination Dates which are subsequent to the first Determination Date on or prior to which a particular Healthcare Organization Signed-Up with Neoforma. For purposes of clarity, the parties agree that once a Healthcare Organization is deemed to have "Signed-Up" with Neoforma, its Cumulative Signed Purchasing Volume, as computed and increased under the formula set forth in this definition, shall be included in the computation of Cumulative Signed Purchasing Volume for all Determination Dates arising on or after the date such Healthcare Organization Signed-Up with Neoforma, whether or not such Healthcare Organization continues to do business with Neoforma.

     "HEALTHCARE ORGANIZATION" shall mean any facility providing health care services.

     "PREFERRED PROVIDER" means the Healthcare Organization agrees to use the Neoforma internet-based system for at least 50% of its internet-based purchases of Novation contracted products.

     "SIGNED-UP" means, with respect to any Healthcare Organization, that such Healthcare Organization and Neoforma have entered into a written agreement, arrangement or understanding for Neoforma to be the Preferred Provider of an Internet-based system for the acquisition of Novation contracted products by such Healthcare Organization.

     1.1.2. Vesting Requirements for Tranche A Shares.

     1. 1,409,894 Tranche A Shares shall become Vested Shares on June 30, 2001 (the "FIRST DETERMINATION DATE") if Cumulative Signed Purchasing Volume as of the First Determination Date is at least $567 million (the "FIRST TRANCHE A TARGET AMOUNT").

     2. 1,409,894 Tranche A Shares shall become Vested Shares on June 30, 2002 (the "SECOND DETERMINATION DATE") if Cumulative Signed Purchasing Volume as of the Second Determination Date is at least $1,520 million (the "SECOND TRANCHE A TARGET AMOUNT").

     3. 1,409,894 Tranche A Shares shall become Vested Shares on June 30, 2003 (the "THIRD DETERMINATION DATE") if Cumulative Signed Purchasing Volume as of the Third Determination Date is at least $2,347 million (the "THIRD TRANCHE A TARGET AMOUNT").

     4. 1,409,894 Tranche A Shares shall become Vested Shares on June 30, 2004 (the "FOURTH DETERMINATION DATE") if Cumulative Signed Purchasing Volume as of the Fourth Determination Date is at least $3,231 million (the "FOURTH TRANCHE A TARGET AMOUNT").

     5. In the event the Tranche A Target Amount of Cumulative Signed Purchasing Volume specified in any of Section 1.1.2 paragraphs 1, 2, 3 or 4 above is not achieved as of the particular Determination Date specified in such paragraph (such shortfall below a particular Tranche A Target Amount being referred to as a "TRANCHE A SHORTFALL AMOUNT"), then the number of Tranche A Shares which shall become Vested Shares at a particular Determination Date pursuant to Section
1.1.2 paragraphs 1, 2, 3 or 4 shall equal the product of 1,409,894 and a fraction, the numerator of which is the Cumulative Signed Purchasing Volume as of the Determination Date in question and the denominator of which is the Tranche A Target Amount for the Determination Date in question. By way of example, using the formula in the preceding sentence, if as of

June 30, 2001, Cumulative Signed Purchasing Volume is $500 million, 1,243,293 Tranche A Shares shall become Vested Shares:

   1,409,894 X  500  = 1,243,293 Vested Shares
                ---
                567

     If there is a Tranche A Shortfall Amount relating to a particular Determination Date, then the number of Tranche A Shares which will not vest due to such shortfall shall equal 1,409,894 minus the number of Tranche A Shares which became Vested Shares on such Determination Date (the "TRANCHE A SHORTFALL SHARES"). Using the facts set forth in the preceding example, if as of June 30, 2001, Cumulative Signed Purchasing Volume is $500 million, and 1,243,293 Tranche A Shares become Vested Shares, then 166,601 Tranche A Shares shall be deemed Tranche A Shortfall Shares as of the First Determination Date:

           1,409,894 - 1,243,293 = 166,601 Tranche A Shortfall Shares

     A Determination Date as of which there is a Tranche A Shortfall Amount is referred to as a "TRANCHE A SHORTFALL DETERMINATION DATE". A Determination Date which occurs immediately after a Tranche A Shortfall Determination Date is referred to as a "TRANCHE A CATCH UP DETERMINATION DATE". If as of a Tranche A Catch Up Determination Date, the applicable Tranche A Target Amount for such Tranche A Catch Up Determination Date is met or exceeded, then the Tranche A Shortfall Shares which did not vest on such Tranche A Shortfall Determination Date shall immediately become Vested Shares on the Tranche A Catch Up Determination Date, it being agreed that if the Tranche A Target Amount relating to such Tranche A Catch Up Determination Date is not met, such Tranche A Shortfall Shares shall never become vested. By way of example, if the Tranche A Shortfall Amount on the First Determination Date is $67 million resulting in 166,601 Tranche A Shortfall Shares, and as of the Second Determination Date (which, in this example, is the Tranche A Catch Up Determination Date with respect to the First Determination Date) the Second Tranche A Target Amount of Cumulative Signed Purchasing Volume of $1,520 million is met, then the 166,601 Tranche A Shortfall Shares relating to the First Determination Date which had become a Tranche A Shortfall Determination Date will become Vested Shares on the Second Determination Date, provided however, that if as of the Second Determination Date Cumulative Signed Purchasing Volume is less than $1,520 million, the 166,601 Tranche A Shortfall Shares relating to the First Determination Date shall never become vested, even if as of the Third Determination Date or the Fourth Determination Date the relevant Tranche A Target Amount for such Determination Date is met or exceeded.

     6. If, on the December 15 immediately preceding a Determination Date, UHC delivers to Neoforma written evidence establishing that a number of Tranche A Shares would become Vested Shares on such December 15 if such December 15 were to be treated as if it were the immediately following Determination Date (but not any other subsequent Determination Date or December 15), then such Shares shall become Vested Shares as of such December 15, and the number of Shares eligible to become Vested Shares on the immediately following Determination Date shall be reduced by a like amount. If less than all of the Tranche A Shares available to become Vested Shares on a particular December 15 become Vested Shares on such date, any and all such Shares which did not become Vested Shares on such December 15 may become Vested Shares on the Determination Date immediately following such December 15 in accordance with the pro rata provisions of paragraph 5, and if such Determination Date immediately following such December 15 is a Tranche A Shortfall Determination Date, each of the December 15 immediately following such Tranche A Shortfall Determination Date and the Determination Date immediately following such Tranche A Shortfall Determination Date, but no other December 15 or Determination Date, shall be a Tranche A Catch Up Determination Date for such Tranche A Shortfall Determination Date. All other provisions and limitations of paragraph 5 with respect to a Tranche A Catch Up Determination Date shall be applicable.

     1.1.3 Vesting Requirements for Tranche B Shares.

     1. 469,965 Tranche B Shares shall become Vested Shares on the First Determination Date if Cumulative Signed Purchasing Volume as of the First Determination Date is at least $757 million (the "FIRST TRANCHE B TARGET AMOUNT").

     2. 469,965 Tranche B Shares shall become Vested Shares on the Second Determination Date if Cumulative Signed Purchasing Volume as of the Second Determination Date is at least $2,026 million (the "SECOND TRANCHE B TARGET AMOUNT").

     3. 469,965 Tranche B Shares shall become Vested Shares on the Third Determination Date if Cumulative Signed Purchasing Volume as of the Third Determination Date is at least $3,130 million (the "THIRD TRANCHE B TARGET AMOUNT").

     4. 469,965 Tranche B Shares shall become Vested Shares on the Fourth Determination Date if Cumulative Signed Purchasing Volume as of the Fourth Determination Date is at least $4,308 million (the "FOURTH TRANCHE B TARGET AMOUNT").

     5. In the event the Tranche B Target Amount of Cumulative Signed Purchasing Volume specified in any of Section 1.1.3 paragraphs 1, 2, 3, or 4 above is not achieved as of the particular Determination Date specified in such paragraph (such shortfall below a particular Tranche B Target Amount being referred to as a "TRANCHE B SHORTFALL AMOUNT"), then the number of Tranche B Shares which shall become Vested Shares at a particular Determination Date pursuant to Section
1.1.3 paragraphs 1, 2, 3 or 4 shall equal the product of 469,965 and a fraction, the numerator of which is the Cumulative Signed Purchasing Volume as of the Determination Date in question minus the Tranche A Target Amount for the Determination Date in question and the denominator of which is the Tranche B Target Amount for the Determination Date in question minus the Tranche A Target Amount for the Determination Date in question. It is agreed that no Tranche B Shares will become Vested Shares on a particular Determination Date if the Tranche A Target Amount relating to such Determination Date is not exceeded. By way of example, if as of June 30, 2001, Cumulative Signed Purchasing Volume is $700 million, 328,976 Tranche B Shares shall become Vested Shares:

  469,965 X  700 - 567  = 328,976 Vested Shares
             ---------
             757 - 567

     If there is a Tranche B Shortfall Amount relating to a particular Determination Date, then the number of Tranche B Shares which will not vest due to such shortfall shall equal 469,965 minus the number of Tranche B Shares which became Vested Shares on such Determination Date (the "TRANCHE B SHORTFALL SHARES"). If no Tranche B Shares became Vested Shares on a Determination Date, then there will be 469,965 Tranche B Shortfall Shares with respect to the Determination Date in question. Using the facts set forth in the preceding example, if as of June 30, 2001, Cumulative Signed Purchasing Volume is $700 million, and 328,976 Tranche B Shares become Vested Shares, then 140,989 Tranche B Shares shall be deemed Tranche B Shortfall Shares as of the First Determination Date:

             469,965 - 328,976 = 140,989 Tranche B Shortfall Shares

     A Determination Date as of which there is a Tranche B Shortfall Amount is referred to as a "TRANCHE B SHORTFALL DETERMINATION DATE". A Determination Date which occurs immediately after a Tranche B Shortfall Determination Date is referred to as a "TRANCHE B CATCH UP DETERMINATION DATE". If as of a Tranche B Catch Up Determination Date, the applicable Tranche B Target Amount for such Tranche B Catch Up Determination Date is met or exceeded, then the Tranche B Shortfall Shares which did not vest on such Tranche B Shortfall Determination Date shall immediately become Vested Shares on the Tranche B Catch Up Determination Date, it being agreed that if the Tranche B Target Amount relating to such Tranche B Catch Up Determination Date is not met, such Tranche B Shortfall Shares shall never become vested. By way of example, if the Tranche B Shortfall Amount on the First Determination Date is $57 million resulting in 140,989 Tranche B Shortfall Shares, and as of the Second Determination Date (which, in this example, is the Tranche B Catch Up Determination Date with respect to the First Determination Date) the Second Tranche B Target Amount of Cumulative Signed Purchasing Volume of $2,026 million is met, then the 140,989 Tranche B Shortfall Shares relating to the First Determination Date which had become a Shortfall Determination Date will become Vested Shares on the Second Determination Date, provided however, that if as of the Second Determination Date Cumulative Signed Purchasing Volume is less than $2,026 million, the 140,989 Tranche B Shortfall Shares relating to the First Determination Date shall never become vested, even if as of the Third Determination Date or the Fourth Determination Date the relevant Tranche B Target Amount for such Determination Date is met or exceeded.

     6. If, on the December 15 immediately preceding a Determination Date, UHC delivers to Neoforma written evidence establishing that a number of Tranche B Shares would become Vested Shares on such December 15 if such December 15 were to be treated as if it were the immediately following Determination Date (but not any other subsequent Determination Date or December 15), then such Shares shall become Vested Shares as of such December 15, and the number of Shares eligible to become Vested Shares on the immediately following Determination Date shall be reduced by a like amount. If less than all of the Tranche B Shares available to become Vested Shares on a particular December 15 become Vested Shares on such date, any and all such Shares which did not become Vested Shares on such December 15 may become Vested Shares on the Determination Date immediately following such December 15 in accordance with the pro rata provisions of paragraph 5, and if such Determination Date immediately following such December 15 is a Tranche B Shortfall Determination Date, each of the December 15 immediately following such Tranche B Shortfall Determination Date and the Determination Date immediately following such Tranche B Shortfall Determination Date, but no other December 15 or Determination Date, shall be a Tranche B Catch Up Determination Date for such Tranche B Shortfall Determination Date. All other provisions and limitations of paragraph 5 with respect to a Tranche B Catch Up Determination Date shall be applicable.

     1.2 Acceleration of Vesting. In the event of a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company in which all shares of Common Stock of the Company are converted into cash, or a cash tender offer for all shares of Common Stock is consummated, this Warrant will become fully exercisable as to all of the Shares effective upon consummation of such transaction, and this Warrant will expire on the later of the date of such consummation or twenty days after written notice of such transaction, provided that the Holder may exercise this Warrant contingent on the consummation of such transaction.

     1.3 Termination Date. Unless this Warrant expires pursuant to Section 1.2, this Warrant shall remain exercisable with respect to Vested Shares, if any, until 5:00 p.m. California time on the tenth anniversary of the Issue Date at which time the Warrant shall expire and be of no further force and effect.

     2. Exercise or Conversion.

     2.1 Method of Exercise; Payment; Issuance of New Warrant. This Warrant may be exercised by the Holder, in whole or in part and from time to time as to Vested Shares, by the surrender of this Warrant (with a notice of exercise in the form attached as Exhibit A and the investment representation certificate in the form attached as Exhibit B, each duly executed) at the principal office of the Company and by the payment to the Company by check or wire transfer of an amount equal to the then current Exercise Price per share multiplied by the number of Vested Shares then being purchased (the "AGGREGATE EXERCISE PRICE"). The Holder shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of the Vested Shares represented thereby, and such Vested Shares shall be deemed to have been issued, immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the Vested Shares so purchased shall be delivered to the Holder as soon as possible and in any event within ten business days of receipt of such notice by the Company and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as possible and in any event within such ten business day period.

     2.2 Right to Convert Warrant into Stock; Net Issuance. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder may elect to exercise this Warrant with respect to then Vested Shares (the "CONVERSION RIGHT"), the aggregate value of which Vested Shares shall be equal to the "in-the-money" value of this Warrant or the portion thereof being converted as set forth below. The Conversion Right may be exercised by the Holder by surrender of this Warrant at the principal office of the

Company together with notice of the Holder's intention to exercise the Conversion Right, in which event the Company shall issue to the Holder a number of Vested Shares computed using the following formula:

                                  X = Y(A - B)
                                       -----
                                         A

Where:

     X  The number of Vested Shares to be issued to the Holder.

     Y The number of Vested Shares representing the portion of this Warrant that is being converted.

     A  The fair market value of one Share.

     B  The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 2.2, the "fair market value" per Share shall mean the market price of one share of Common Stock on the last business day before the effective date of exercise of the Conversion Right. If the Common Stock is then traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the Nasdaq Stock Market (the "NASDAQ MARKET"), the market price as of a specified day shall be the last reported sale price of one share of Common Stock on such exchange or on the Nasdaq Market on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the Nasdaq Market. If the Common Stock is not so listed or admitted to unlisted trading privileges, the market price as of a specified day shall be the mean of the last bid and asked prices for one share of Common Stock reported on such date (x) by the NASD or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not reported, the market price of one share of Common Stock as of a specified day shall be determined in good faith by written resolution of the Board of Directors of the Company.

     2.3 Automatic Conversion. In the event of termination of this Warrant pursuant to Section 1 above, to the extent that this Warrant is then exercisable and such exercise would result in the issuance of Shares to the Holder, this Warrant shall be deemed automatically exercised in full under Section 2.2 above immediately prior to the time at which it would otherwise expire.

     2.4 HSR Compliance. Exercise or conversion of this Warrant is subject to compliance by the Holder with all applicable filing requirements, and expiration of all applicable waiting periods, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"). The Company will cooperate with the Holder in making all applicable filings under the HSR Act, provided, however, that the Holder shall pay all applicable filing fees.

     3. Securities Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Shares to be issued upon exercise or conversion of this Warrant shall be approved for listing on the Nasdaq Market, subject to official notice of issuance.

     4. Adjustment of Exercise Price and Number of Shares. The Exercise Price and the number and kind of securities or other property purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     4.1 Reclassification or Merger. In case of any reclassification, change or conversion of securities in the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), unless this Warrant shall have been exercised or terminated in accordance with its terms, this Warrant shall thereafter be exercisable solely for the kind and amount of consideration, including but not limited to shares of stock, other securities, money and property, that the Holder would have received upon such reclassification, change, conversion or merger if the Holder had exercised this Warrant in full prior to such reclassification, change, conversion or merger. The provisions of this subparagraph shall similarly apply to successive reclassifications, changes, conversions or mergers. The Company agrees to make appropriate provision in any definitive agreements providing for such a transaction in order to carry out the terms of this Section.

     4.2 Subdivisions or Combination of Shares. If at any time while this Warrant remains outstanding and unexpired the Company shall subdivide or combine the securities of the class issuable upon exercise of this Warrant, the Exercise Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

     4.3 Stock Dividends. If, at any time while this Warrant is outstanding and unexpired, the Company shall pay a dividend payable in securities of the class issuable upon exercise of this Warrant (except any distribution specifically provided for in the foregoing subparagraphs 4.1 and 4.2), then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction, the numerator of which shall be the total number of shares of such class of securities outstanding immediately prior to such dividend or distribution, and the denominator of which shall be the total number of shares of such class of securities outstanding immediately after such dividend or distribution, and the number of Shares subject to this Warrant shall be proportionately adjusted.

     4.4 Common Stock Rights. If, at any time while this Warrant is outstanding and unexpired, the Company shall pay a dividend or other distribution on all Common Stock consisting of, or shall otherwise issue to all holders of Common Stock, rights, warrants or options (not being available on an equivalent basis to the Holders of this Warrant upon exercise) entitling the holders of Common Stock to subscribe for or purchase Common Stock at a price per share less than the current market price (determined as provided in Section 2.2) of a share of Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, warrants or options (other than pursuant to a dividend reinvestment plan), the Exercise Price shall be decreased by multiplying the then current Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such decrease to become effective immediately after the opening of business on the day following the date fixed for such determination. In the event that such rights or warrants are not so issued, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights, warrants or options had not been fixed. Upon adjustment of the Exercise Price pursuant to this Section 4.4, the number of shares subject to issuance upon exercise of this Warrant shall be adjusted by multiplying such number of shares prior to such adjustment by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price in effect immediately after giving effect to such adjustment. In making any determinations under this Section 4.4, there shall be taken into account any consideration received for such rights, warrants or options, the value of which consideration, if other than cash, shall be fixed in good faith by the Board of Directors of the Company, whose determination shall be final.

     4.5 Distributions of Property. If, at any time while this Warrant is outstanding and unexpired, the Company shall pay a dividend or other distribution on all Common Stock consisting of evidences of its indebtedness or assets (excluding any dividend or distribution paid in cash, or any dividend or distribution described in Sections 4.2, 4.3 or 4.4 of this Warrant), the Exercise Price shall be decreased by multiplying the then current Exercise Price by a fraction, the numerator of which shall be the current market price (determined as provided in Section 2.2) of a share of Common Stock on the date fixed for the determination of stockholders entitled to receive such dividend or distribution less the fair market value (as determined by the Board of Directors of Company, whose determination shall be final) of the portion of indebtedness or assets so distributed applicable to one share of Common Stock and the denominator of which shall be such current market price of a share of Common Stock, such decrease to become effective immediately after the opening of business on the day following the date fixed for such determination. In the event that such dividend or distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such dividend or distribution had not been fixed. Upon adjustment of the Exercise Price pursuant to this Section 4.5, the number of shares subject to issuance upon exercise of this Warrant shall be adjusted by multiplying such number of shares prior to such adjustment by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price in effect immediately after giving effect to such adjustment.

     4.6 Notice of Adjustments. Whenever the Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty days of such adjustment deliver a certificate to the Holder signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares subject to this Warrant and the Exercise Price therefor, as applicable, after giving effect to such adjustment.

     5. Compliance with Securities Laws; Restrictions on Transfer.

     5.1 Accredited Investor. This issuance of this Warrant is conditioned upon, and by its acceptance hereof the Holder hereby confirms, that the Holder is an "accredited investor" as that term is defined under Regulation D under the Securities Act of 1933, as amended.

     5.2 Legend. Upon issuance, certificates evidencing the Shares shall bear legends in substantially the form set forth in the Purchase Agreement.

     5.3 Transfer Restrictions; Compliance with Securities Laws on
Transfer. This Warrant may not be transferred in whole or in part without the prior written consent of the Company, except that such consent shall not be required for the transfer of all or any part of this Warrant covering Vested Shares. Any purported transfer of this Warrant in violation of the foregoing restriction shall be void, and the Company shall not recognize any such purported transfer on the securities ledger of the Company. In addition, no permitted transfer of this Warrant or the Shares may be made without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). The Company will reasonably cooperate with the Holder in connection with any permitted transfer of this Warrant, including by issuing new certificates representing the Warrant and any portion thereof so transferred.

     6. Fractional Shares. No fractional Shares will be issued in connection with any exercise hereunder, but in lieu of such fractional Shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

     7. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     8. Notices.

     8.1 Notice of Certain Events. The Company shall provide the Holder with at least twenty days notice (or such greater amount of notice as Delaware law requires to be given to stockholders having the right to vote at a meeting on any Sale Event, as defined herein) prior to (i) a merger of the Company with or into, the consolidation of the Company with, or the sale by the Company of all or substantially all of its assets to, another person or entity (other than such a transaction wherein the stockholders of the Company prior to such transaction retain or obtain a majority of the voting capital stock of the surviving, resulting or purchasing entity) (a "SALE EVENT"), (ii) any liquidation, dissolution or winding up of the Company or (iii) the record date for any cash or other dividend or distribution declared on the Shares (each, a "NOTICE EVENT"). If a notice is provided pursuant to subsection (i) or (ii) of the previous sentence, the notice will indicate the expected date of the Notice Event.

     8.2 Notice Procedure. All notices and other communications hereunder shall be in writing and shall be deemed given upon delivery either personally or by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

IF TO THE HOLDER:
  UHC
  2001 Spring Road, Suite 700
  Oak Brook, Illinois 60523
  Facsimile: 630-954-4730
  Attention: Executive Vice President

WITH A COPY TO:
  McDermott, Will & Emery
  227 W. Monroe Avenue
  Chicago, Illinois 60606
  Facsimile: 312-984-7700
  Attn: Virginia H. Holden

IF TO THE COMPANY:
  Neoforma.com, Inc.
  3255-7 Scott Boulevard
  Santa Clara, California 95054
  Facsimile: 408-549-6211
  Attention: Chief Financial Officer

WITH A COPY TO:
  Fenwick & West LLP
  Two Palo Alto Square
  Palo Alto, California 94306
  Facsimile No.: 650-494-1417
  Attn: Gordon K. Davidson
       Douglas N. Cogen

     9. Lost Warrants or Stock Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate for Shares and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     10. No Impairment. The Company will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     11. Assignment. Neither the Company nor the Holder may assign either this Warrant or any of its rights, interests, or obligations hereunder without the prior written consent of the other, except that the Company's consent shall not be required for the Holder to assign all or any portion of this Warrant covering Vested Shares. Subject to the preceding sentence and the restrictions on transfer of this Warrant set forth in Section 5.3, this Warrant shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Section shall be void.

              [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     12. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

     IN WITNESS WHEREOF, this Warrant has been executed as of the Issue Date.

                                          NEOFORMA.COM, INC.

                                          By:
                                            ------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                            NOTICE OF EXERCISE FORM
                   (To be executed only upon partial or full
                        exercise of the within Warrant)

     The undersigned registered Holder of the within Warrant hereby irrevocably
exercises the within Warrant for and purchases                shares of Common
Stock of Neoforma.com, Inc. and herewith makes payment therefor in the amount of
$            , all at the price and on the terms and conditions specified in the
within Warrant and requests that a certificate (or                certificates
in denominations of                shares each) for the shares hereby purchased
be issued in the name of and delivered to                whose address is
               and, if such shares shall not include all the shares issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares not being purchased hereunder be issued in the name of and delivered to the undersigned, whose address is
               .

Date:
--------------------------------------------------

                                          Holder:
                                          UNIVERSITY HEALTHSYSTEM CONSORTIUM

                                          By:
                                            ------------------------------------
                                          Name:
                                          Title:

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                                                                       EXHIBIT B

                     INVESTMENT REPRESENTATION CERTIFICATE

Holder:       UHC
Company:      Neoforma.com, Inc.
Security:     Common Stock
Amount:
Date:

     In connection with the purchase of the above-listed securities (the "SHARES"), the undersigned (the "HOLDER") represents to the Company as follows:

     The Shares to be purchased by or delivered to the Holder hereunder will be acquired for investment for such Holder's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended ("1933 ACT"), and Holder represents that it has no present intention or agreement to sell, grant any participation in, or otherwise distribute any of the Shares to be acquired hereunder in any public resale or distribution within the meaning of the 1933 Act. Holder also represents that it has not been formed for the specific purpose of acquiring Securities under this Agreement.

     Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Shares to be purchased under this Agreement. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder had access.

     Holder understands that the purchase of the Shares involves substantial risk. Holder: (i) has experience as an investor in securities of companies in the development stage and acknowledges that Holder is able to fend for itself, can bear the economic risk of Holder's investment in the Shares and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons. Holder is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

     Holder understands that the Shares are characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Holder represents that Holder is familiar with Rule 144 of the Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

     At no time was Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

     Without in any way limiting the representations set forth above, Holder further acknowledges that the Shares are subject to limitations on disposition thereof set forth in the Warrant and in that certain Amended and Restated Common Stock and Warrant Agreement, dated as of May 24, 2000 by and between the Company and Holder, and acknowledges that Holder is bound by such restrictions.

Date:
--------------------------------------------------

                                          Holder:
                                          UNIVERSITY HEALTHSYSTEM
                                          CONSORTIUM

                                          By:
                                            ------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT B

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     This Amended and Restated Registration Rights Agreement ("THIS AGREEMENT")
is entered into as of             , 2000 by and between Neoforma.com, Inc., a
Delaware corporation (the "COMPANY"), the investors listed on Exhibit A (the "ORIGINAL INVESTORS"), the purchasers of shares of the Company's Series E Preferred Stock and Series E-1 Preferred Stock listed on Exhibit A as the "SERIES E INVESTORS" (the "SERIES E INVESTORS") and the recipients of shares of the Company's Common Stock listed on Exhibit B (the "NEW INVESTORS") (the Original Investors, the Series E Investors and the New Investors are referred to herein collectively as the "INVESTORS") and all shares of Common Stock held by the Investors are referred to herein as the "SHARES."

     A. Pursuant to the Amended and Restated Investors' Rights Agreement, dated as of February 19, 1999, by and between the Company and the Original Investors, the Original Investors were granted certain information, registration and first refusal rights (the "FIRST RIGHTS AGREEMENT").

     B. The Series E Investors and the Company entered into a Preferred Stock Purchase Agreement dated October 14, 1999, pursuant to which the Series E Investors agreed to purchase the Series E and E-1 Preferred Stock, and a Second Amended and Restated Registration Rights Agreement dated October 14, 1999 providing the Original Investors and the Series E Investors certain information, registration and first refusal rights (the "SECOND RIGHTS AGREEMENT"), which amended and superseded the First Rights Agreement.

     C. The Company, the Original Investors, the Series E Investors and the New Investors desire to enter into this Agreement in order to amend, restate and replace their rights and obligations under the Second Rights Agreement with the rights and obligations set forth in this Agreement. Section 7.1 of the Second Rights Agreement provides that the Second Rights Agreement may be amended by the written consent of the Company, the holders of a majority of the "Registrable Securities" (as defined in Section 1.6 of the Second Rights Agreement) and the holders of a majority of the "Series E Registrable Securities" (as defined in Section 1.12 of the Second Rights Agreement), and the undersigned parties to this Agreement hold a majority of such Registrable Securities and a majority of such Series E Registrable Securities.

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     1.1 "AFFILIATE" means with regard to a particular person or entity, another person or entity which controls, is controlled by or is under common control with such person or entity, including in the case of an Investor, persons and entities under common management with such Investor.

     1.2 "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     1.3 "HOLDER" shall mean each Investor holding Registrable Securities or securities convertible into Registrable Securities and any person holding such securities to whom the rights under this Agreement have been transferred in accordance with Section 4.9 hereof.

     1.4 "INITIATING HOLDERS" shall mean (a) any Holder or Holders who in the aggregate hold at least 75% of the Registrable Securities, (b) any Holder or Holders who in the aggregate hold at least 60% of the Series E Registrable Securities, or (c) any Holder or Holders who in the aggregate hold Novation Registrable Securities having a current market value of at least $30 million.

     1.5 "PREFERRED STOCK" shall mean all previously issued and outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series E-1 Preferred Stock that were converted to Common Stock upon the Company's initial public offering.

     1.6 The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     1.7 "REGISTRABLE SECURITIES" means shares of Common Stock of the Company
(i) issued or issuable upon conversion of the Preferred Stock (the "CONVERSION STOCK") and (ii) issued or issuable with respect to, or in exchange for or in replacement of the Conversion Stock or other Registrable Securities, (iii) issued or issuable with respect to, or in exchange for or in replacement of other securities convertible into or exercisable for Preferred Stock upon any stock split, stock dividend, recapitalization, or similar event, (iv) issued to the former stockholders of Pharos Technologies, Inc., (the "PHAROS INVESTORS") in connection with its acquisition by the Company, (v) issued to the former stockholders of U.S. LifeLine, Inc. (the "USL INVESTORS") in connection with its acquisition by the Company, (vi) issued to the former stockholders of EquipMD, Inc., (the "EMI INVESTORS") in connection with its acquisition by the Company, and (vii) issued to, or issuable upon exercise of warrants issued to, VHA, Inc., a Delaware corporation ("VHA") or University Healthsystem Consortium, an Illinois corporation ("UHC") in connection with the commercial agreement among Neoforma, Novation, LLC, a Delaware limited liability company ("NOVATION"), Healthcare Purchasing Partners International, LLC, a Delaware limited liability company, VHA and UHC (the "NOVATION REGISTRABLE SECURITIES"), excluding: (A) any shares of Common Stock that have been sold to or through a broker, dealer, market maker or underwriter in a public distribution or a public securities transaction or redeemed by the Company in accordance with its Certificate of Incorporation, (B) any shares of Common Stock of the Company (or Preferred Stock or other securities convertible or exercisable therefor) that have been sold in violation of this Agreement, and (C) all shares of Common Stock of the Company (or Preferred Stock or other securities convertible or exchangeable therefor) described in clause (i), (ii), (iii), (iv), (v), (vi) or (vii) of this Section
1.6 held by a Holder that can, in the opinion of counsel to the Company, be sold by such Holder in a three-month period without registration under the Securities Act pursuant to Rule 144.

     1.8 "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 4.1, 4.2 and
4.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursement of one counsel to the Holders, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     1.9 "RESTRICTED SECURITIES" shall mean Registrable Securities held by the Original Investors, the Series E Investors, the Pharos Investors and the USL Investors. For the avoidance of doubt, "Restricted Securities" does not include the Novation Registrable Securities.

     1.10 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     1.11 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     1.12 "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes, if any, applicable to the securities registered by the Holders.

     1.13 "SERIES E REGISTRABLE SECURITIES" means the shares of Common Stock (i) issued or issuable upon conversion of the Series E Preferred Stock or Series E-1 Preferred Stock (ii) issued or issuable with respect to, or in exchange for or in replacement of such Common Stock or (iii) issued or issuable with respect to, or in exchange for or in replacement of other securities convertible into or exercisable for such Preferred Stock upon any stock split, stock dividend, recapitalization, or similar event.

     2. Transferability.

     2.1 Restrictions on Transferability. The Restricted Securities shall not be sold, assigned, transferred or pledged (except those existing or proposed pledges disclosed to the Company prior to the date of this Agreement) except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act. Investors proposing to transfer Restricted Securities will cause any proposed purchaser, assignee, transferee, or pledgee of Restricted Securities held by such Investors to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.

     2.2 Restrictive Legend. Each certificate representing (i) the Restricted Securities and (ii) any other securities issued in respect of the Restricted Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING TRANSFERABILITY AND VOTING, AS SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY.

     The Investors and Holders of Restricted Securities consent to the Company making a notation on its records and giving instructions to any transfer agent regarding the Restricted Securities in order to implement the restrictions on transfer established in this Section 2.

     2.3 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, or (ii) in transactions involving the distribution without consideration of Restricted Securities by an Investor which is a partnership to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, (iii) a transfer to an Affiliate, an affiliated fund, partnership or Company, which is not a competitor of the Company, subject to compliance with applicable securities laws, or (iv) transfers in compliance with Rule 144, so long as the Company is furnished with satisfactory evidence of compliance with such Rule), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied by either of the following, at such holder's expense: (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 2.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and in the reasonable opinion of the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

     2.4 Removal of Restrictions on Transfer of Restricted Securities. Any legend referred to in Section 2.2 hereof stamped on a certificate evidencing (i) the Restricted Securities or (ii) any other securities issued in respect of the Restricted Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event and the stock transfer instructions and record notations with respect to such security shall be removed and the Company shall issue a certificate without such legend to the holder of such security if such security is registered under the Securities Act, or if such holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or (iii) such holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel satisfactory to the Company, that such security can be sold pursuant to Section (k) of Rule 144 under the Securities Act.

     3. [Intentionally Omitted].

     4. Registration Rights.

     4.1 Requested Registration.

     (a) Requested Registration. If the Company shall receive from the Initiating Holders a written request that the Company file a registration statement for (i) at least 75% of the Registrable Securities, (ii) at least 60% of the Series E Registrable Securities, or (iii) Novation Registrable Securities having a current market value of at least $30 million, and in the case of clause
(i) or (ii) the aggregate gross proceeds of which registration would equal or exceed $20,000,000 (any such notice, an "INITIATION NOTICE"), then the Company will:

          (A) within ten days of the receipt by the Company of the Initiation Notice, give written notice of the proposed registration, qualification or compliance to all other Holders (the notice in this Section 4.1(a)(i) and in Section 4.2(a)(i), each called the "REGISTRATION NOTICE"); and

          (B) use its best efforts to effect, as soon as practicable and in any event within ninety (90) days after receipt of the Initiation Notice, such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of the Registration Notice from the Company;

     Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 4.1:

          (1) Prior to January 24, 2001.

          (2) In any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance;

          (3) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of any registration statement for the securities of the Company, and ending (except as provided below) on the date six (6) months immediately following the effective date of any registration statement pertaining to securities of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective, and, provided, further, that the standstill period in this clause (3) shall not apply to a registration regarding a transaction described in subsection (a) of Rule 145 as promulgated under the Securities Act ("RULE 145") or with respect to securities issued or issuable under an employee benefit plan or other similar plan or agreement;

          (4) After the Company has effected two (2) such registrations requested by holders of at least 60% of the Series E Initiating Holders, three (3) such registrations requested by holders of the Novation Registrable Securities, and two (2) additional registrations pursuant to this Section 4.1(a), and such registrations have been declared or ordered effective. The Company shall not be obligated to effect more than one such registration requested by the holders of the Novation Registrable Securities in any twelve month period.

          (5) If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 4.1 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company shall not exercise such right more than once in any twelve (12) month period.

     (b) Underwriting. The Company shall have the right to select one or more underwriters to manage a registration under Section 4.1, subject to the approval of the holders of a majority of the Registrable Securities requesting registration, which will not be unreasonably withheld, conditioned or delayed. If the registration described in the Registration Notice is a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the Registration Notice. In such event, the right of any Holder to registration pursuant to Section 4.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. The Company will not include in any registration under Section 4.1 any securities other than Registrable Securities and securities to be registered for offering and sale on behalf of the Company without the prior written consent of the holders of a majority of the Registrable Securities requesting registration. If the managing underwriter(s) advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities in such offering, exceeds the number of Registrable Securities and other securities, if any, that can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company will include in such registration, prior to the inclusion of any securities that are not Registrable Securities, the number of Registrable Securities requested to be included that in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities that each such holder has requested the Company to include in such registration.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to one hundred eighty (180) days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

     4.2 Company Registration.

     (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration with respect to securities issued or to be issued in an employee benefit plan or other similar plan or agreement, (ii) a registration relating solely to a transaction described in Rule 145, (iii) a registration on any form which does not permit registration of securities of the Company for secondary sales or (iv) a registration pursuant to Section 4.1 hereof, the Company will:

          (i) promptly give to each Holder the Registration Notice; and

          (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within ten (10) days after receipt of the Registration Notice from the Company, by any Holder.

     (b) Underwriting. If the registration described in the Registration Notice is a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the Registration Notice. In such event, the right of any Holder to registration pursuant to Section 4.2 shall be conditioned upon such

Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 4.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten and all shares of any other selling stockholders (other than Holders of Registrable Securities) have first been excluded from such registration, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting; provided, however, that (i) no such reduction shall reduce the number of Registrable Securities (other than Series E Registrable Securities and Novation Registrable Securities) included in the registration below fifteen percent (15%) of the total amount of securities included in such registration ("AVAILABLE 15% SHARES"); (ii) no such reduction shall reduce the number of shares of Series E Registrable Securities included in the registration below twelve percent (12%) of the total amount of securities included in such registration ("AVAILABLE SERIES E SHARES"); and (iii) no such reduction shall reduce the number of shares of Novation Registrable Securities held by VHA and UHC, respectively, included in such registration below fifteen percent (15%) (in the case of VHA) and five percent (5%) (in the case of UHC) of the total amount of securities included in such registration in the case of the first and second such underwritten offerings after the issuance of the Novation Registrable Securities or reduce the number of shares of Novation Registrable Securities below nine and one-half percent (9.5%) (in the case of VHA) and three and one-half percent (3.5%) (in the case of UHC) of the total number of securities included in any subsequent registration ("AVAILABLE NOVATION SHARES"), provided, further that for purposes of allocating the number of Registrable Securities (other than Series E Registrable Securities and Novation Registrable Securities) that may be included in the aggregate number of Registrable Securities (other than Series E Registrable Securities and Novation Registrable Securities) constituting the Available 15% Shares, the registration and underwriting shall be allocated such that each Holder is allowed to include in the registration and underwriting the portion of the Available 15% Shares as is equal to (x) the number of Registrable Securities (other than Series E Registrable Securities and Novation Registrable Securities) which such Holder timely proposed to include in such registration divided by (y) the number of Registrable Securities (other than Series E Registrable Securities and Novation Registrable Securities) which all Holders thereof timely proposed to include in such registration; provided, further that for purposes of allocating the number of shares of Series E Registrable Securities that may be included in the aggregate number of shares of Series E Registrable Securities constituting the Available Series E Shares, the registration and underwriting shall be allocated such that each Holder is allowed to include in the registration and underwriting the portion of the Available Series E Shares that is equal to (x) the number of shares of Series E Registrable Securities which such Holder timely proposed to include in such registration divided by (y) the number of Series E Registrable Securities which all Holders thereof timely proposed to include in such registration; provided, further that for purposes of allocating the number of Novation Registrable Securities that may be included in the aggregate number of shares of Novation Registrable Securities constituting the Available Novation Shares, the registration and the underwriting shall be allocated such that each Holder is allowed to include the portion of Available Novation Shares that is equal to (x) the number of shares of Novation Registrable Securities which such Holder timely proposed to include in such registration divided by (y) the number of Novation Registrable Securities which all Holders thereof timely proposed to include in such registration. The Company shall so advise all Holders distributing their securities through such underwriting of such limitation and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated to individual Holders timely requesting participation in such registration under Section 4.2(a), (i) so that, as nearly as practicable, the participation of each such Holder in the number of shares made available to the Holders by the underwriters is, subject to the preceding sentence, in proportion to (x) the number of Registrable Securities which such Holder timely proposed to include in such registration to (y) the number of Registrable Securities which all Holders timely proposed to include in such registration, or (ii) in such other manner as shall be agreed to by the Company and such Holders of the Registrable Securities proposed to be included in such registration; provided, however, that the number of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities subject to registration rights are first entirely excluded from such underwriting. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

     If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Securities and/or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to one-hundred (180) days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

     (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with
Section 4.4 hereof.

     4.3 Registration on Form S-3.

     (a) If the holders of at least one percent (1%) of the Registrable Securities then outstanding or any holder of Series E Registrable Securities or any holder of Novation Registrable Securities shall request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3 or any similar short form registration statement), for a public offering of Registrable Securities, the reasonably anticipated aggregate price to the public of which would equal or exceed $1,000,000 and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering (or such successor or similar form), the Company shall use its best efforts to cause such Registrable Securities to be registered on such form for the offering and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one (1) registration (which has been declared effective) pursuant to this Section 4.3 in any twelve (12) month period for each of the Holders of the Registrable Securities, the Series E Registrable Securities, and the Novation Registrable Securities held by UHC, respectively, and the Company shall not be required to effect more than two (2) registrations (which have been declared effective) pursuant to this Section 4.3 in any twelve (12) month period for the Holders of the Novation Registrable Securities held by VHA. The provisions of Section 4.1(b) shall be applicable to each registration initiated under this Section 4.3.

     (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 4.3: (i) in any particular jurisdiction in which the Company would be required to qualify to do business or execute a general consent to service of process in effecting such registration, qualification or compliance; (ii) if the Company, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, or an offering with respect to securities issue are issuable under an employee benefit plan or other similar plan or agreement); (iii) during the period starting with the date ninety (90) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to securities issued or issuable with respect to an employee benefit plan or similar plan or arrangement), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder; provided, however, that the Company shall not exercise such right more than once in any twelve (12) month period.

     4.4 Expenses of Registration. All Registration Expenses incurred in connection with all registrations pursuant to Section 4.2, in connection with all demand registrations under Section 4.1, and in connection with the first three (3) S-3 registrations under Section 4.3 by each of the Series E Registrable Securities and the Novation Registrable Securities, respectively, shall be borne by the Company. All Selling Expenses relating to
                                      C-54
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securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata with the Company and among each other on the basis of the number of shares so registered. Notwithstanding the foregoing sentence, if a registration proceeding begun pursuant to Section
4.1 or 4.3 is subsequently withdrawn by the Holders, either (a) if Holders of all of the Registrable Securities to have been registered agree, then the Holders of the Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered, or (b) if all such Holders do not agree, then the Initiating Holders will forfeit their right to one registration pursuant to such section, and the Company shall bear such Registration Expenses. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Initiating Holders at the time of their request, of which the Company had received notice prior to the time of the request, then the Holders shall not be required to pay any of said Registration Expenses or to forfeit the right to one demand registration or S-3 registration, as the case may be, and the Company shall pay the same.

     4.5 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 4, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the earlier time that the distribution described in the Registration Statement has been completed, provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

          (d) Furnish, at the request of any Holder requesting registration of Registrable Securities on the date such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 4, (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          (e) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such U.S. jurisdiction as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therein or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

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          (g) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (h) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified.

          (i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          (j) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

          (k) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (l) permit any holder of Registrable Securities that might be deemed, in the sole and exclusive judgment of such holder, to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, that in the reasonable judgment of such holder and its counsel and the Company's counsel should be included; and

          (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable efforts promptly to obtain the withdrawal of such order.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in the sole and exclusive judgment of such holder, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require
(a) the inclusion in such registration statement of language, in form and substance reasonably satisfactory to such holder, to the effect that the holding of such securities by such holder is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

     4.6 Indemnification.

     (a) The Company will indemnify each Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder within the meaning of Section 15 of the Securities Act and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any of the following (each a "VIOLATION"):

          (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or

          (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or

          (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any federal or state law applicable to the Company in connection with any such registration, qualification or compliance;

and the Company will reimburse each such Holder, each of its officers, directors, partners, and legal counsel and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such expense claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or action arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein, and provided further, that the indemnity agreement contained in this
Section 4.6(a) shall not apply to amounts paid in settlement of any such expense, claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

     (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, and legal counsel, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each other Holder, each of its officers, directors, partners and legal counsel and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any Violation that is contained in written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use in such registration, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such expense, claim, loss, damage, liability or action. Notwithstanding the foregoing, the liability of each Holder under this Section 4.6(b) shall be limited in an amount equal to the net proceeds received by such Holder of Registrable Securities sold as contemplated herein, provided, however, that the indemnity agreement contained in this Section 4.6(b) shall not apply to amounts paid in settlement of any such expense loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

     (c) Each party entitled to indemnification under this Section 4.6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and provided, further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or as to which such parties assert separate and different defenses but shall bear the expense of such defense nevertheless.

     (d) If the indemnification provided for in this Section 4.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any expense, loss, liability, claim, damage, or action referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such expense, loss, liability, claim, damage, or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such expense, loss, liability, claim, damage, or action as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge and access to information. Notwithstanding the foregoing, in no event shall the contribution by a Holder under this Section 4.6(d) exceed the net proceeds from the offering received by such Holder, unless such Holder's liability resulted from willful misconduct by such Holder and no person guilty of fraudulent misrepresentation under Section 11(f) of the Securities Act shall be entitled to contribution from a person who was not guilty of such fraudulent misrepresentation.

     (e) The obligations of the Company and Holders under this Section 4.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 4, and otherwise.

     4.7 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as shall be required in connection with any registration, qualification or compliance referred to in this Section 4.

     4.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities, and the Novation Registrable Securities, to the public without registration, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act.

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

          (c) Furnish to the Investor, so long as such Investor owns any Restricted Securities or Novation Registrable Securities, forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration.

          (d) Take such actions as are necessary to enable the Holders to utilize Form S-3 pursuant to Section 4.3 for the sale of Registrable Securities.

     4.9 Transfer of Registration Rights. The rights to cause the Company to register securities granted Holders under Sections 4.1, 4.2 and 4.3 may be assigned by a Holder to (i) a transferee or assignee who acquires at least (or after such transfer will hold an aggregate of) 250,000 Registrable Securities (or 215,000 shares of Series E Registrable Securities or Novation Registrable Securities), (ii) another Holder of Registrable Securities who already possesses registration rights, (iii) a transferee or assignee of Registrable Securities acquiring 10% or more of the outstanding stock of the Company, (iv) a transferee of Registrable Securities which is a subsidiary, parent, partner, limited partner, retired partner, shareholder or Affiliate of a Holder; (v) to a transferee of Registrable Securities who is a Holder's family member or which is a trust for the benefit of such Holder or (vi) in the case of Novation Registrable Securities, patrons, affiliates, members, shareholders, partners or controlled facilities of a shareholder, partner or member, of VHA or UHC; provided, however, the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

     4.10 [Intentionally Omitted]

     4.11 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 4 after the earlier of (i) September 30, 2005; or (ii) the time when all Registrable Securities held by such Holder can, in the opinion of counsel to the Company, be sold by a Holder in a three-month period without registration under the Securities Act pursuant to Rule 144.

     4.12 No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities that grants registration rights that are inconsistent with or violate the rights granted to the holders of Registrable Securities in this Agreement. Notwithstanding anything to the contrary herein, the Company may grant registration rights in connection with bank financings, lease lines, corporate partnering transactions, business acquisitions of or by the Company or to entities with which the Company has a business relationship, provided (a) such grant is not motivated primarily by equity financing needs and (b) such grant is approved by the Board of Directors (with the director appointed by the Series E Registrable Securities concurring in the case of any change to the rights that are specific to the Series E Registrable Securities, and with the director appointed from either Novation or VHA concurring in the case of any change to the rights that are specific to the Novation Registrable Securities). Persons granted registration rights pursuant to the preceding sentence may become parties to part 4 of this Agreement with the consent of the Company.

     4.13 Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities for the purpose of materially and adversely affecting the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement, provided that this Section
4.13 shall not apply to actions or changes with respect to the Company's business, balance sheet, earnings or revenue or with respect to equity, debt or acquisition transactions involving the Company.

     5. [Intentionally Omitted]

     6. [Intentionally Omitted]

     7. General Provisions.

     7.1 Amendment and Waiver. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), but only with the written consent of the Company and the holders of a majority of the shares of the Registrable Securities and (i) in the case of any change to the rights granted specifically to the Holders of Series E Registrable Securities, the Holders of a majority in interest of Series E Registrable Securities; and (ii) in the case of any change to the rights granted specifically to the Holders of Novation Registrable Securities, the Holders of a majority of the Novation Registrable Securities held by VHA and a majority of the Novation Registrable Securities held by UHC; provided, however, that no amendment may adversely affect an individual Holder differently than other similarly situated Holders without the consent of such Holder, and provided, further, that no retroactive amendments may be made without the approval of all parties hereto. Any amendment or waiver effected in accordance with this Section 7.1 shall be binding upon each holder of any Registrable Securities at the time outstanding, each future holder of all such securities and the Company.

     7.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware without reference to choice of law provisions thereof. In connection with any litigation under this Agreement, the parties hereto waive any right they may otherwise have to request trial by jury.

     7.3 Successors and Assigns. Except as otherwise expressly provided, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties.

     7.4 Severability. In case any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be unenforceable, this Agreement shall continue in full force and effect without said provision; provided, however, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     7.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon (a) personal delivery or (b) one business day after transmission by facsimile to the other party to be notified with confirmation of receipt or deposit with a nationally recognized overnight courier, or (c) three business days after deposit with the United States Post Office, by first class mail, postage prepaid, addressed: (i) if to the Investors, at the Investors' address as set forth on Exhibit A or Exhibit B hereto, or at such other address as the Investors shall have furnished to the Company in writing, or (ii) if to the Company, at its current address or at such other address as the Company shall have furnished to the Investors in writing.

     7.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original, and all of which together shall constitute one instrument.

     7.7 Reorganization. The provisions of this Agreement shall apply to any shares or other securities resulting from any stock split or reverse split, stock dividend, reclassification, subdivision, consolidation or reorganization of any shares or other equity securities of the Company and to any shares or other securities of the Company or of any successor company that may be received by any of the parties hereto by virtue of their respective ownership of any shares of Common Stock of the Company.

     7.8 Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically and to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     7.9 Further Assurances. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be reasonably necessary or appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

     7.10 Entire Agreement. This Agreement constitutes the entire agreement of the parties concerning the subject matter hereof and supersedes the Second Rights Agreement and the registration rights previously granted by the Company to the Pharos Investors and the USL Investors, each of which is hereby terminated as of the date of this Agreement.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

COMPANY:                                  INVESTORS (Entity):
NEOFORMA.COM, INC.

By:
    --------------------------------
        Frederick J. Ruegsegger
      Chief Financial Officer and
               Secretary
                                          --------------------------------------
                                                (Printed Entity Name Here)
                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

                                          INVESTORS (Individual):

                                          --------------------------------------
                                                      Signature Here

                                          --------------------------------------
                                                    Printed Name Here

     [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                                                         ANNEX D

                       FORM OF THIRD AMENDED AND RESTATED
               CERTIFICATE OF INCORPORATION OF NEOFORMA.COM, INC.

     Neoforma.com, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

          A. The name of the corporation is Neoforma.com, Inc. The original Certificate of Incorporation was filed with the Secretary of State of Delaware on August 18, 1998, originally incorporated as Neoforma, Inc.

          B. Pursuant to Section 228, 242, and 245 of the General Corporation Law of the State of Delaware, this Third Amended and Restated Certificate of Incorporation restates and integrates and further amends the Certificate of Incorporation of this corporation.

          C. The text of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

             ONE The name of this corporation is Neoforma.com, Inc.

             TWO The address of the registered office of the corporation in the State of Delaware is 15 East North Street, City of Dover, County of Kent, DE 19901. The name of its registered agent at that address is Incorporating Services, Ltd.

             THREE The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

             FOUR This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is 305,000,000 shares. 300,000,000 shares shall be Common Stock with a par value of $.001. 5,000,000 shares shall be Preferred Stock with a par value of $.001.

     The Board of Directors is authorized, subject to any limitations prescribed by the law of the State of Delaware, to provide for the issuance of the shares of Preferred Stock in one or more series, and, by filing a Certificate of Designation pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof, and to increase or decrease the number of shares of any such series (but not below the number of shares of such series then outstanding). The number of authorized shares of Preferred Stock may also be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote, unless a vote of any other holders is required pursuant to a Certificate or Certificates establishing a series of Preferred Stock.

     Except as otherwise expressly provided in any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article Four, any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board of Directors without approval of the holders of Common Stock or the holders of Preferred Stock, or any series thereof, and any such new series may have powers, preferences and rights, including, without limitation, voting rights, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Common Stock, the Preferred Stock, or any future class or series of Preferred Stock or Common Stock.

     FIVE The Board of Directors of the Corporation shall have the power to adopt, amend or repeal the Bylaws of the corporation.

     SIX The corporation is to have perpetual existence.

     SEVEN For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

          1. The conduct of the affairs of the corporation shall be managed under the direction of the Board of Directors. The number of directors shall be fixed from time to time exclusively by resolution of the Board of Directors.

          2. Each director shall hold office until such director's successor is elected and qualified, or until such director's earlier death, resignation or removal. No decrease in the authorized number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          3. Subject to the rights of the holders of any series of Preferred Stock, any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall, unless (i) the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders or (ii) as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred.

          4. Subject to the rights of the holders of any series of Preferred Stock, any director or the entire Board of Directors may be removed by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares then entitled to vote at an election of directors.

          5. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided, with respect to the time for which they severally hold office, into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors, with the number of directors in each class to be divided as equally as reasonably possible. The term of office of the Class I directors shall expire at the corporation's first annual meeting of stockholders following the closing of the corporation's initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock to the public (the "Initial Public Offering"); the term of office of the Class II directors shall expire at the corporation's second annual meeting of stockholders following the closing of the Initial Public Offering; and the term of office of the Class III directors shall expire at the corporation's third annual meeting of stockholders following the closing of the Initial Public Offering. At each annual meeting of stockholders commencing with the first annual meeting of stockholders following the closing of the Initial Public Offering, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. In the event the corporation is prohibited from dividing its Board of Directors through the operation of Section 2115 of the California General Corporation Law following the record date of the corporation's first annual meeting of stockholders following the closing of the Initial Public Offering, each director shall hold office until the next annual meeting of stockholders and until such director's successor is elected and qualified, or until such director's earlier death, resignation or removal.

          6. Election of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

          7. No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws of the corporation, and no action shall be taken by the stockholders by written consent.

          8. Advance notice of stockholder nominations for the election of directors of the corporation and of business to be brought by stockholders before any meeting of stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation. Business transacted at special meetings of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.

          9. Subject to Section 6.5 of the Bylaws, stockholders of the corporation holding at least sixty-six and two-thirds percent (66 2/3%) of the corporation's outstanding voting stock then entitled to vote at an election of directors shall have the power to adopt, amend or repeal Bylaws of the corporation.

          10. The affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the corporation's outstanding voting stock then entitled to vote at an election of directors, voting together as a single class, shall be required to alter, change, amend, repeal or adopt any provision inconsistent with this Article Seven.

     EIGHT To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. The corporation shall indemnify to the fullest extent permitted by law, any person made or threatened to be made a party, to any action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate, is or was a director or officer of the corporation or any predecessor of the corporation, or serves or served at any other enterprise as a director or officer at the request of the corporation or any predecessor to the corporation. Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim accruing or arising or that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

     NINE The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     IN WITNESS WHEREOF, the corporation has caused this Amended and Restated Certificate to be signed by its Chief Financial Officer and Secretary, this
  day of             , 2000.

                                          --------------------------------------
                                          Frederick J. Ruegsegger,
                                          Chief Financial Officer and Secretary

                               Neoforma.com, Inc.
                                3061 Zanker Road
                           San Jose, California 95134

                            -----------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Robert J. Zollars and Frederick J. Ruegsegger as proxies, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock, $0.001 par value, of Neoforma.com, Inc. held of record by the undersigned on June 23, 2000, at the 2000 Annual Meeting of Stockholders to be held on July 26, 2000, and at any continuations or adjournments thereof.

        This Proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting and any adjournments thereof in the manner described herein. If no contrary indication is made, the proxy will be voted FOR the board of director nominees and FOR Proposals No. 2, No. 3 and No. 4 and in accordance with the judgment of the persons named as proxies herein on any other matters that may properly come before the annual meeting of stockholders.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

                                SEE REVERSE SIDE


                   [X] Please mark votes as in this example.

        The board of directors recommends that you vote FOR the board of director nominees and FOR Proposals No. 2, No. 3 and No. 4.

1.      Election of Class I directors.

        Nominees:

                David L. Douglass
                Wayne D. McVicker
                Madhavan Rangaswami

                [ ] FOR all nominees listed below except as marked.

                [ ] WITHHOLD AUTHORITY to vote for all nominees.

        To withhold authority to vote for any individual nominee, strike a line through that nominee's name.

2.      Proposal to approve the issuance           FOR      AGAINST    ABSTAIN
        of shares of Neoforma common stock and     [  ]      [  ]        [  ]
        warrants to purchase Neoforma common
        stock to the owners of Novation.

3.      Proposal to amend Neoforma's certificate   FOR      AGAINST    ABSTAIN
        of incorporation to increase the           [  ]      [  ]        [  ]
        authorized number of shares of Neoforma
        common stock to 300,000,000.

4.      Proposal to ratify the selection of        FOR      AGAINST    ABSTAIN
        Arthur Andersen LLP as independent         [  ]      [  ]        [  ]
        auditors of Neoforma for the year ending
        December 31, 2000.

        In accordance with their judgment, the proxies are authorized to vote upon such other matters as may properly come before the annual meeting of stockholders or any adjournment thereof.

        This Proxy must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.


Signature:__________________________________             Date:__________ , 2000



Signature:__________________________________             Date:__________ , 2000


                                 (Reverse Side)

             WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE
 COMPLETE, DATE, AND SIGN THIS PROXY CARD AND RETURN IT PRIOR TO THE MEETING IN
                             THE ENCLOSED ENVELOPE.